UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Oaktree Strategic Income Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OAKTREE SPECIALTY LENDING CORPORATION

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

January 21, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “OCSL Annual Meeting”) of Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), to be held virtually on March 15, 2021, at 10:00 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsl2021. Stockholders of record of OCSL at the close of business on January 19, 2021 are entitled to notice of, and to vote at, the OCSL Annual Meeting or any adjournment or postponement thereof.

The notice of annual meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the OCSL Annual Meeting. At the OCSL Annual Meeting, you will be asked to:

(i)	elect two directors, who will each serve until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies (the “Director Proposal”);

(ii)	ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for OCSL for the fiscal year ending September 30, 2021 (the “Auditor Proposal”); and

(iii)

approve the issuance of shares of common stock, par value $0.01 per share, of OCSL (“OCSL Common Stock”) to be issued pursuant to the Agreement and Plan of Merger, dated as of October 28, 2020 (the “Merger Agreement”), among Oaktree Strategic Income Corporation, a Delaware corporation (“OCSI”), OCSL, Lion Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OCSL (“Merger Sub”), and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSL and OCSI (such proposal, the “Merger Stock Issuance Proposal” and collectively with the Director Proposal and the Auditor Proposal, the “OCSL Proposals”).

Closing of the Mergers (as defined below) is contingent upon (a) OCSL stockholder approval of the Merger Stock Issuance Proposal, (b) OCSI stockholder approval of the Merger Agreement and (c) satisfaction or waiver of certain other closing conditions. If the Merger does not close, then the OCSL Common Stock will not be issued pursuant to the Merger Stock Issuance Proposal, even if approved by the OCSL stockholders.

OCSL and OCSI are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into OCSI (the “Merger”), with OCSI continuing as the surviving company and as a wholly owned subsidiary of OCSL. Immediately after the effectiveness of the Merger, OCSI will merge with and into OCSL (together with the Merger, the “Mergers”), with OCSL continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of OCSI (“OCSI Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by OCSL or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of OCSL Common Stock equal to the Exchange Ratio (as defined below), plus any cash in lieu of fractional shares.

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of OCSI and OCSL will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to OCSI, the “Closing

OCSI Net Asset Value” and such calculation with respect to OCSL, the “Closing OCSL Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “OCSI Per Share NAV”, which will be equal to (i) the Closing OCSI Net Asset Value divided by (ii) the number of shares of OCSI Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “OCSL Per Share NAV”, which will be equal to (A) the Closing OCSL Net Asset Value divided by (B) the number of shares of OCSL Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the OCSI Per Share NAV divided by (ii) the OCSL Per Share NAV.

In connection with entry into the Merger Agreement and subject to completion of the transactions contemplated thereby, Oaktree Fund Advisors, LLC has agreed to waive $750,000 of base management fees payable to it under the investment advisory agreement, dated as of May 4, 2020, between OCSL and Oaktree Fund Advisors, LLC in each of the eight quarters immediately following the closing of the Mergers (for an aggregate waiver of $6.0 million of base management fees).

The market value of the consideration to be received by OCSI’s stockholders will fluctuate with changes in the market price of OCSL Common Stock. OCSL urges you to obtain current market quotations of OCSL Common Stock. OCSL Common Stock trades on The Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “OCSL”. The following table shows the closing sale prices of OCSL Common Stock, as reported on Nasdaq on October 28, 2020, the last trading day before the execution of the Merger Agreement, and on January 20, 2021, the last trading day before printing this document.

OCSL Common Stock
Closing Sales Price on October 28, 2020	$4.55
Closing Sales Price on January 20, 2021	$5.73

Your vote is extremely important. The holders of at least a majority of the issued and outstanding shares of OCSL Common Stock must be present at the OCSL Annual Meeting for each of the OCSL Proposals to be voted on. The election of directors in connection with the Director Proposal requires the affirmative vote of the holders of at least a plurality of votes cast by holders of shares of OCSL Common Stock present at the OCSL Annual Meeting, virtually or represented by proxy, and entitled to vote thereat. The approval of each of the Auditor Proposal and the Merger Stock Issuance Proposal requires the affirmative vote of the holders of at least a majority of votes cast by holders of shares of OCSL Common Stock present at the OCSL Annual Meeting, virtually or represented by proxy, and entitled to vote thereat. Votes to “withhold authority” and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of OCSL Common Stock how to vote such shares on its behalf), if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Director Proposal. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Auditor Proposal or the Merger Stock Issuance Proposal.

After careful consideration and, with respect to the Merger Stock Issuance Proposal, on the recommendation of a special committee of the Board of Directors of OCSL (the “OCSL Board”), the OCSL Board unanimously recommends that OCSL’s stockholders vote “FOR” the election of each of the nominees proposed by the OCSL Board in connection with the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Merger Stock Issuance Proposal.

It is important that your shares be represented at the OCSL Annual Meeting. Please follow the instructions on the enclosed proxy card and vote via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. OCSL encourages you to vote via the Internet as it saves OCSL significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual OCSL Annual Meeting.

This joint proxy statement/prospectus describes the OCSL Annual Meeting, the Mergers and the documents related to the Mergers (including the Merger Agreement) that OCSL’s stockholders should review before voting on the Merger Stock Issuance Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 21 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers and OCSL. OCSL files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission. This information is available free of charge, and stockholder inquiries can be made, by contacting OCSL at 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071 or by calling OCSL collect at (213) 830-6300 or on OCSL’s website at www.oaktreespecialtylending.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into this joint proxy statement/prospectus, information on OCSL’s website is not incorporated into or a part of this joint proxy statement/prospectus.

No matter how many or few shares in OCSL you own, your vote and participation are very important to us.

Sincerely yours,

/s/ Armen Panossian
Armen Panossian
Chief Executive Officer and Chief Investment Officer of OCSL

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of OCSL Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated January 21, 2021 and is first being mailed or otherwise delivered to OCSL stockholders on or about January 21, 2021.

Oaktree Specialty Lending Corporation 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 (213) 830-6300	Oaktree Strategic Income Corporation 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 (213) 830-6300

OAKTREE SPECIALTY LENDING CORPORATION

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

NOTICE OF VIRTUAL 2021 ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/ocsl2021

March 15, 2021, 10:00 a.m., Pacific Time

Dear Stockholders:

The 2021 Annual Meeting of Stockholders (the “OCSL Annual Meeting”) of Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), will be conducted online on March 15, 2021, at 10:00 a.m., Pacific Time at the following website: www.virtualshareholdermeeting.com/ocsl2021.

At the OCSL Annual Meeting, in addition to transacting such other business as may properly come before the meeting and any adjournments and postponements thereof, the stockholders of OCSL will consider and vote on the following proposals as to OCSL:

•	to elect two directors, who will each serve until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies (the “Director Proposal”);

•	to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for OCSL for the fiscal year ending September 30, 2021 (the “Auditor Proposal”); and

•

to approve the issuance of shares of common stock, par value $0.01 per share, of OCSL to be issued pursuant to the Agreement and Plan of Merger, dated as of October 28, 2020, among Oaktree Strategic Income Corporation, a Delaware corporation (“OCSI”), OCSL, Lion Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OCSL, and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSL and OCSI (the “Merger Stock Issuance Proposal”).

AFTER CAREFUL CONSIDERATION AND, WITH RESPECT TO THE MERGER STOCK ISSUANCE PROPOSAL, ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF OCSL (THE “OCSL BOARD”), THE OCSL BOARD UNANIMOUSLY RECOMMENDS THAT OCSL’S STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE OCSL BOARD IN CONNECTION WITH THE DIRECTOR PROPOSAL, “FOR” THE AUDITOR PROPOSAL AND “FOR” THE MERGER STOCK ISSUANCE PROPOSAL.

You have the right to receive notice of, and to vote at, the OCSL Annual Meeting if you were a stockholder of record of OCSL at the close of business on January 19, 2021. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the OCSL Annual Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may vote your proxy via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the virtual OCSL Annual Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included beginning on page 2 of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the OCSL Annual Meeting, we encourage you to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the OCSL Annual Meeting and your shares are held of record by a broker, bank, trustee or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business, or any other nominees for election as directors of OCSL, that may properly be brought before the OCSL Annual Meeting.

Thank you for your continued support of OCSL.

By order of the Board of Directors,

/s/ John B. Frank
John B. Frank
OCSL Chairman

Los Angeles, CA

January 21, 2021

To ensure proper representation at the OCSL Annual Meeting, please follow the instructions on the enclosed proxy card to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you vote your shares prior to the OCSL Annual Meeting, you still may participate in the virtual OCSL Annual Meeting.

OAKTREE STRATEGIC INCOME CORPORATION

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

January 21, 2021

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders (the “OCSI Special Meeting”) of Oaktree Strategic Income Corporation, a Delaware corporation (“OCSI”), to be held virtually on March 15, 2021, at 10:30 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsi2021. Stockholders of record of OCSI at the close of business on January 19, 2021 are entitled to notice of, and to vote at, the OCSI Special Meeting or any adjournment or postponement thereof.

The notice of special meeting and the joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the OCSI Special Meeting. At the OCSI Special Meeting, you will be asked to adopt the Agreement and Plan of Merger, dated as of October 28, 2020 (the “Merger Agreement”), among OCSI, Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), Lion Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OCSL (“Merger Sub”), and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSL and OCSI, and approve the transactions contemplated thereby, including the Mergers (as defined below) (such proposal collectively, the “Merger Proposal”).

Closing of the Mergers (as defined below) is contingent upon (a) OCSI stockholder approval of the Merger Proposal, (b) OCSL stockholder approval of the issuance of shares of common stock, par value $0.01 per share, of OCSL (“OCSL Common Stock”) pursuant to the Merger Agreement and (c) satisfaction or waiver of certain other closing conditions.

OCSL and OCSI are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into OCSI (the “Merger”), with OCSI continuing as the surviving company and as a wholly owned subsidiary of OCSL. Immediately after the effectiveness of the Merger, OCSI will merge with and into OCSL (together with the Merger, the “Mergers”), with OCSL continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of OCSI (“OCSI Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by OCSL or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of OCSL Common Stock equal to the Exchange Ratio (as defined below), plus any cash in lieu of fractional shares.

Under the Merger Agreement, as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of OCSI and OCSL will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to OCSI, the “Closing OCSI Net Asset Value” and such calculation with respect to OCSL, the “Closing OCSL Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “OCSI Per Share NAV”, which will be equal to (i) the Closing OCSI Net Asset Value divided by (ii) the number of shares of OCSI Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “OCSL Per Share NAV”, which will be equal to (A) the Closing OCSL Net Asset Value divided by (B) the number of shares of OCSL Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the OCSI Per Share NAV divided by (ii) the OCSL Per Share NAV.

The market value of the consideration to be received by OCSI’s stockholders will fluctuate with changes in the market price of OCSL Common Stock. OCSI urges you to obtain current market quotations of OCSL Common Stock. OCSL Common Stock trades on The Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “OCSL”. The following table shows the closing sale prices of OCSL Common Stock, as reported on Nasdaq on October 28, 2020, the last trading day before the execution of the Merger Agreement, and on January 20, 2021, the last trading day before printing this document.

OCSL Common Stock
Closing Sales Price on October 28, 2020	$4.55
Closing Sales Price on January 20, 2021	$5.73

Your vote is extremely important. At the OCSI Special Meeting, you will be asked to vote on the Merger Proposal. The approval of the Merger Proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of OCSI Common Stock entitled to vote at the OCSI Special Meeting. Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank, trustee or nominee holding its shares of OCSI Common Stock how to vote such shares on its behalf) will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.

After careful consideration, on the recommendation of a special committee of the Board of Directors of OCSI, the Board of Directors of OCSI unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that OCSI’s stockholders vote “FOR” the Merger Proposal.

It is important that your shares be represented at the OCSI Special Meeting. Please follow the instructions on the enclosed proxy card and vote via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. OCSI encourages you to vote via the Internet as it saves OCSI significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual OCSI Special Meeting.

This joint proxy statement/prospectus describes the OCSI Special Meeting, the Mergers, and the documents related to the Mergers (including the Merger Agreement) that OCSI’s stockholders should review before voting on the Merger Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors ” beginning on page 21 and as otherwise incorporated by reference in this joint proxy statement/prospectus, for a discussion of the risks relating to the Mergers, OCSL and OCSI. OCSI files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission. This information is available free of charge, and stockholder inquiries can be made, by contacting OCSI at 333 South Grand Ave., 28th Floor, Los Angeles, CA 90071 or by calling OCSI collect at (213) 830-6300 or on OCSI’s website at www.oaktreestrategicincome.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into this joint proxy statement/prospectus, information on OCSI’s website is not incorporated into or a part of this joint proxy statement/prospectus.

No matter how many or few shares in OCSI you own, your vote and participation are very important to us.

Sincerely yours,

/s/ Armen Panossian
Armen Panossian
Chief Executive Officer and Chief Investment Officer of OCSI

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of OCSL Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated January 21, 2021 and is first being mailed or otherwise delivered to OCSI stockholders on or about January 21, 2021.

Oaktree Strategic Income Corporation 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 (213) 830-6300	Oaktree Specialty Lending Corporation 333 South Grand Avenue, 28th Floor Los Angeles, CA 90071 (213) 830-6300

OAKTREE STRATEGIC INCOME CORPORATION

333 South Grand Avenue, 28th

Floor Los Angeles, CA 90071

NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only — No Physical Meeting Location

www.virtualshareholdermeeting.com/ocsi2021

March 15, 2021, 10:30 a.m., Pacific Time

Dear Stockholders:

The Special Meeting of Stockholders (the “OCSI Special Meeting”) of Oaktree Strategic Income Corporation, a Delaware corporation (“OCSI”), will be conducted online on March 15, 2021, at 10:30 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsi2021.

At the OCSI Special Meeting, in addition to transacting such other business as may properly come before the meeting and any adjournments and postponements thereof, stockholders of OCSI will consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 28, 2020 (the “Merger Agreement”), among OCSI, Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), Lion Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OCSL (“Merger Sub”), and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSL and OCSI, and approve the transactions contemplated thereby, including the Mergers (as defined below) (such proposal collectively, the “Merger Proposal”).

OCSI is proposing a combination of OCSL and OCSI by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into OCSI (the “Merger”), with OCSI continuing as the surviving company and as a wholly owned subsidiary of OCSL. Immediately after the effectiveness of the Merger, OCSI will merge with and into OCSL (together with the Merger, the “Mergers”), with OCSL continuing as the surviving company.

AFTER CAREFUL CONSIDERATION, ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF OCSI, THE BOARD OF DIRECTORS OF OCSI UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGERS, AND UNANIMOUSLY RECOMMENDS THAT OCSI’S STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.

You have the right to receive notice of, and to vote at, the OCSI Special Meeting if you were a stockholder of record of OCSI at the close of business on January 19, 2021. A joint proxy statement/prospectus is attached to this Notice that describes the matters to be voted upon at the OCSI Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may vote your proxy via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the virtual OCSI Special Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included on page 3 of the attached joint proxy statement/prospectus.

Whether or not you plan to participate in the OCSI Special Meeting, we encourage you to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the OCSI Special Meeting and your shares are held of record by a broker, bank, trustee or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the OCSI Special Meeting.

Thank you for your continued support of OCSI.

By order of the Board of Directors,

/s/ John B. Frank
John B. Frank
OCSI Chairman

Los Angeles, CA

January 21, 2021

To ensure proper representation at the OCSI Special Meeting, please follow the instructions on the enclosed proxy card to vote your shares via the Internet or telephone, or by signing, dating and returning the enclosed proxy card. Even if you vote your shares prior to the OCSI Special Meeting, you still may participate in the virtual OCSI Special Meeting.

i

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by OCSL (File No. 333-250891), constitutes a prospectus of OCSL under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of OCSL Common Stock to be issued to OCSI Stockholders, pursuant to the Merger Agreement.

This document also constitutes a joint proxy statement of OCSL and OCSI under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the Annual Meeting of Stockholders of OCSL (the “OCSL Annual Meeting”), at which OCSL Stockholders will be asked to vote upon the Director Proposal (as defined below), the Auditor Proposal (as defined below) and the Merger Stock Issuance Proposal (as defined below); and (2) the Special Meeting of Stockholders of OCSI (the “OCSI Special Meeting”), at which OCSI Stockholders will be asked to vote upon the Merger Proposal (as defined below).

You should rely only on the information contained in this joint proxy statement/prospectus, including in determining how to vote the shares of OCSL Common Stock or OCSI Common Stock, as applicable. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated January 21, 2021. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither any mailing of this joint proxy statement/prospectus to OCSL Stockholders or OCSI Stockholders nor the issuance of OCSL Common Stock in connection with the Mergers will create any implication to the contrary.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding OCSL has been provided by OCSL and information contained in this joint proxy statement/prospectus regarding OCSI has been provided by OCSI.

When used in this document, unless otherwise indicated in this document or the context otherwise requires:

•	“Boards” refers to the OCSL Board and the OCSI Board, collectively;

•	“Company” refers to either of OCSL or OCSI;

•	“Companies” refers to OCSL and OCSI, collectively;

•	“Determination Date” refers to an agreed upon date no more than 48 hours (excluding Sundays and holidays) prior to the Effective Time;

•	“Effective Time” refers to the effective time of the Merger;

•	“Independent Director” means each director who is not an “interested person” of OCSL or OCSI, as applicable, as defined in Section 2(a)(19) of the Investment Company Act;

•	“Investment Company Act” refers to the Investment Company Act of 1940, as amended;

•	“Merger” refers to the merger of Merger Sub with and into OCSI, with OCSI as the surviving company;

•	“Merger Agreement” refers to the Agreement and Plan of Merger, dated as of October 28, 2020, among OCSI, OCSL, Merger Sub and, for the limited purposes set forth therein, Oaktree;

•	“Merger Sub” refers to Lion Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OCSL;

•	“Mergers” refers to the Merger, together with the Second Merger;

•	“NAV” refers to net asset value;

•	“Oaktree” refers to Oaktree Fund Advisors, LLC, a Delaware limited liability company and the investment adviser of OCSL and OCSI;

•	“Oaktree Administrator” refers to Oaktree Fund Administration, LLC, a Delaware limited liability company and the administrator of OCSL and OCSI;

•	“OCM” refers to Oaktree Capital Management, L.P., a Delaware limited partnership;

•	“OCSI” refers to Oaktree Strategic Income Corporation and, where applicable, its consolidated subsidiaries;

•	“OCSI Administration Agreement” refers to the administration agreement, dated September 30, 2019, by and between OCSI and Oaktree Administrator;

•	“OCSI Board” refers to the board of directors of OCSI;

•	“OCSI Common Stock” refers to the shares of OCSI common stock, par value $0.01 per share;

•	“OCSI Independent Directors” refers to the Independent Directors of the OCSI Board in their capacity as such;

•	“OCSI Investment Advisory Agreement” refers to the Investment Advisory Agreement, dated May 4, 2020, by and between OCSI and Oaktree;

•	“OCSI Special Committee” refers to the committee of the OCSI Board comprised solely of certain OCSI Independent Directors;

•	“OCSI Stockholders” refers to the holders of shares of OCSI Common Stock;

•	“OCSL” refers to Oaktree Specialty Lending Corporation and, where applicable, its consolidated subsidiaries;

•	“OCSL Administration Agreement” refers to the administration agreement, dated September 30, 2019, by and between OCSL and Oaktree Administrator;

•	“OCSL Board” refers to the board of directors of OCSL;

•	“OCSL Common Stock” refers to the shares of OCSL common stock, par value $0.01 per share;

•	“OCSL Independent Directors” refers to the Independent Directors of the OCSL Board in their capacity as such;

•	“OCSL Investment Advisory Agreement” refers to the Investment Advisory Agreement, dated May 4, 2020, by and between OCSL and Oaktree;

•	“OCSL Special Committee” refers to the committee of the OCSL Board comprised solely of certain OCSL Independent Directors;

•	“OCSL Stockholders” refers to the holders of shares of OCSL Common Stock; and

•	“Second Merger” refers to the merger of OCSI with and into OCSL, with OCSL continuing as the surviving company.

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETINGS AND THE PROPOSALS

The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Mergers) and the voting procedures for each of the OCSL Annual Meeting and the OCSI Special Meeting.

Questions and Answers about the Stockholder Meetings

Q:	Why am I receiving these materials?

A:

OCSL is furnishing these materials in connection with the solicitation of proxies by the OCSL Board for use at the OCSL Annual Meeting to be held virtually on March 15, 2021, at 10:00 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsl2021.

OCSI is furnishing these materials in connection with the solicitation of proxies by the OCSI Board for use at the OCSI Special Meeting to be held virtually on March 15, 2021, at 10:30 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsi2021.

This joint proxy statement/prospectus and the accompanying materials are being mailed on or about January 21, 2021 to stockholders of record of OCSL and OCSI described below and are available at www.proxyvote.com.

Q:	What items will be considered and voted on at the OCSL Annual Meeting?

A:

At the OCSL Annual Meeting, OCSL Stockholders will be asked to (i) elect two directors, who will each serve until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies (the “Director Proposal”); (ii) ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for OCSL for the fiscal year ending September 30, 2021 (the “Auditor Proposal”); and (iii) approve the issuance of shares of OCSL Common Stock to be issued pursuant to the Merger Agreement (the “Merger Stock Issuance Proposal” and collectively with the Director Proposal and the Auditor Proposal, the “OCSL Proposals”).

Q:	What items will be considered and voted on at the OCSI Special Meeting?

A:

At the OCSI Special Meeting, OCSI Stockholders will be asked to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Mergers (such proposal collectively, the “Merger Proposal”).

Q:	How does the OCSL Board recommend voting on the proposals at the OCSL Annual Meeting?

A:

After careful consideration and, with respect to the Merger Stock Issuance Proposal, on the recommendation of the OCSL Special Committee, the OCSL Board unanimously recommends that OCSL Stockholders vote “FOR” the election of each of the nominees proposed by the OCSL Board in connection with the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Merger Stock Issuance Proposal.

Q:	How does the OCSI Board recommend voting on the proposal at the OCSI Special Meeting?

A:

After careful consideration, on the recommendation of the OCSI Special Committee, the OCSI Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that OCSI Stockholders vote “FOR” the Merger Proposal.

Q:	If I am an OCSL Stockholder, what is the “record date” and what does it mean?

A:

The record date for the OCSL Annual Meeting is January 19, 2021 (the “OCSL Record Date”). The OCSL Record Date is established by the OCSL Board, and only holders of record of shares of OCSL Common Stock at the close of business on the OCSL Record Date are entitled to receive notice of the OCSL Annual Meeting and vote at the OCSL Annual Meeting. As of the OCSL Record Date, there were 140,960,651 shares of OCSL Common Stock outstanding.

Q:	If I am an OCSI Stockholder, what is the “record date” and what does it mean?

A:

The record date for the OCSI Special Meeting is January 19, 2021 (the “OCSI Record Date”). The OCSI Record Date is established by the OCSI Board, and only holders of record of shares of OCSI Common Stock at the close of business on the OCSI Record Date are entitled to receive notice of the OCSI Special Meeting and vote at the OCSI Special Meeting. As of the OCSI Record Date, there were 29,466,768 shares of OCSI Common Stock outstanding.

Q:	If I am an OCSL Stockholder, how many votes do I have?

A:	Each share of OCSL Common Stock held by a holder of record as of the OCSL Record Date has one vote on each matter considered at the OCSL Annual Meeting.

Q:	If I am an OCSI Stockholder, how many votes do I have?

A:	Each share of OCSI Common Stock held by a holder of record as of the OCSI Record Date has one vote on each matter considered at the OCSI Special Meeting.

Q:	If I am an OCSL Stockholder, how do I vote?

A:

The OCSL Annual Meeting will be hosted virtually via live Internet webcast. Any OCSL Stockholder can attend the OCSL Annual Meeting online at www.virtualshareholdermeeting.com/ocsl2021. If you were an OCSL Stockholder as of the OCSL Record Date, or you hold a valid proxy for the OCSL Annual Meeting, you can vote at the OCSL Annual Meeting. A summary of the information you need to attend the OCSL Annual Meeting online is as follows:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of OCSL Common Stock, are posted at www.virtualshareholdermeeting.com/ocsl2021;

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/ocsl2021 on the day of the OCSL Annual Meeting;

•	The webcast will start at 10:00 a.m., Pacific Time, on March 15, 2021. Online check-in will begin at 9:50 a.m., Pacific Time. Please allow time for online check-in procedures;

•	OCSL Stockholders may vote and submit questions while attending the OCSL Annual Meeting via the Internet; and

•	OCSL Stockholders will need a control number to enter the OCSL Annual Meeting.

An OCSL Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com or scanning the QR Barcode on the enclosed proxy card.

•

By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-844-557-9030 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also vote by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on March 14, 2021.

Important notice regarding the availability of proxy materials for the OCSL Annual Meeting. OCSL’s joint proxy statement/prospectus, OCSL’s Annual Report on Form 10-K for the year ended September 30, 2020 and the proxy card are available at www.proxyvote.com.

Q:	If I am an OCSI Stockholder, how do I vote?

A:

The OCSI Special Meeting will be hosted virtually via live Internet webcast. Any OCSI Stockholder can attend the OCSI Special Meeting online at www.virtualshareholdermeeting.com/ocsi2021. If you were an OCSI Stockholder as of the OCSI Record Date, or you hold a valid proxy for the OCSI Special Meeting, you can vote at the OCSI Special Meeting. A summary of the information you need to attend the OCSI Special Meeting online is as follows:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of OCSI Common Stock, are posted at www.virtualshareholdermeeting.com/ocsi2021;

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/ocsi2021 on the day of the OCSI Special Meeting;

•	The webcast will start at 10:30 a.m., Pacific Time, on March 15, 2021. Online check-in will begin at 10:20 a.m., Pacific Time. Please allow time for online check-in procedures;

•	OCSI Stockholders may vote and submit questions while attending the OCSI Special Meeting via the Internet; and

•	OCSI Stockholders will need a control number to enter the OCSI Special Meeting.

An OCSI Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com or scanning the QR Barcode on the enclosed proxy card.

•

By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-855-643-7307 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also vote by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on March 14, 2021.

Important notice regarding the availability of proxy materials for the OCSI Special Meeting. OCSI’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	What if an OCSL Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of OCSL Common Stock received prior to the OCSL Annual Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of OCSL Common Stock will be voted “FOR” each of the nominees proposed by the OCSL Board in connection with the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Merger Stock Issuance Proposal.

Q:	What if an OCSI Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of OCSI Common Stock at the OCSI Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of OCSI Common Stock will be voted “FOR” the Merger Proposal.

Q:	If I am an OCSL Stockholder, how can I revoke a proxy?

A:

If you are a stockholder of record of OCSL, you can revoke your proxy as to OCSL at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the OCSL Annual Meeting to Oaktree Specialty Lending Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary; (ii) submitting a later-dated proxy that OCSL receives before the conclusion of voting at the OCSL Annual Meeting; or (iii) participating in the virtual OCSL Annual Meeting and voting online. If you hold shares of OCSL Common Stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual OCSL Annual Meeting does not revoke your proxy unless you also vote online at the OCSL Annual Meeting.

Q:	If I am an OCSI Stockholder, how can I revoke a proxy?

A:

If you are a stockholder of record of OCSI, you can revoke your proxy as to OCSI at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the OCSI Special Meeting to Oaktree Strategic Income Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary; (ii) submitting a later-dated proxy that OCSI receives before the conclusion of voting at the OCSI Special Meeting; or (iii) participating in the virtual OCSI Special Meeting and voting online. If you hold shares of OCSI Common Stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual OCSI Special Meeting does not revoke your proxy unless you also vote online at the OCSI Special Meeting.

Q:	How do I vote shares of OCSL Common Stock or OCSI Common Stock held through a broker, bank, trustee or nominee?

A:

If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank, trustee or nominee. Please instruct your broker, bank, trustee or nominee regarding how you would like your shares voted so your vote can be counted.

Shares for which brokers have not received voting instruction from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals are considered “broker non-votes” with respect to such proposals.

For the OCSL Annual Meeting, broker non-votes, if any, will be treated as shares present for quorum purposes. Such broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the Director Proposal, the Auditor Proposal or the Merger Stock Issuance Proposal.

For the OCSI Special Meeting, broker non-votes, if any, will not be treated as shares present for quorum purposes and will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.

Q:	What constitutes a “quorum” for the OCSL Annual Meeting?

A:

For OCSL to conduct business at the OCSL Annual Meeting, a quorum of OCSL Stockholders must be present. The presence at the OCSL Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of OCSL Common Stock outstanding on the OCSL Record Date will constitute a quorum of OCSL. Votes to “withhold authority” and abstentions will be treated as shares present for quorum purposes. Broker non-votes will be treated as shares present for quorum purposes at the OCSL Annual Meeting.

Pursuant to OCSL’s fourth amended and restated bylaws (“OCSL’s bylaws”), the chairman of the OCSL Annual Meeting shall have the power to adjourn the OCSL Annual Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the OCSL Annual Meeting.

Q:	What constitutes a “quorum” for the OCSI Special Meeting?

A:

For OCSI to conduct business at the OCSI Special Meeting, a quorum of OCSI Stockholders must be present. The presence at the OCSI Special Meeting, virtually or by proxy, of the holders of a majority of the shares of OCSI Common Stock outstanding on the OCSI Record Date will constitute a quorum of OCSI. Abstentions will be treated as shares present for quorum purposes. Broker non-votes will not be treated as shares present for quorum purposes at the OCSI Special Meeting.

Pursuant to OCSI’s amended and restated bylaws (“OCSI’s bylaws”), the chairman of the OCSI Special Meeting shall have the power to adjourn the OCSI Special Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the OCSI Special Meeting.

Q:	What vote is required to approve each of the proposals at the OCSL Annual Meeting?

A:

The affirmative vote of a plurality of the shares of OCSL Common Stock outstanding and entitled to vote thereon at the OCSL Annual Meeting is required to elect each director nominee of OCSL (i.e., the candidate receiving the most “for” votes will win each election). Stockholders may not cumulate their votes. Votes to “withhold authority” and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the Director Proposal.

The affirmative vote of the holders of a majority of the votes cast by the holders of outstanding shares of OCSL Common Stock at the OCSL Annual Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Auditor Proposal and the Merger Stock Issuance Proposal (i.e., the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the Auditor Proposal or the Merger Stock Issuance Proposal.

Q:	What vote is required to approve the proposal being considered at the OCSI Special Meeting?

A:

The affirmative vote of a majority of the outstanding shares of OCSI Common Stock is required to approve the OCSI Merger Proposal. Abstentions and broker non-votes, if any, will have the effect of a vote “against” this proposal.

Q:	What will happen if all of the proposals being considered at the OCSL Annual Meeting and the OCSI Special Meeting are not approved by the required vote?

A:

As discussed in more detail in “Description of the Merger Agreement — Conditions to Closing the Merger,” the closing of the Mergers (the “Closing”) is conditioned on (i) OCSI Stockholder approval of the Merger Proposal, (ii) OCSL Stockholder approval of the Merger Stock Issuance Proposal and (iii) satisfaction or waiver of certain other closing conditions.

If the Mergers do not close because either the OCSL Stockholders or the OCSI Stockholders do not approve the applicable proposals or any of the other conditions to the Closing is not satisfied or waived, each of OCSL and OCSI will continue to operate pursuant to the current agreements in place for each, and each of OCSL’s and OCSI’s respective directors and officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified, or their resignation.

Q:	When will the final voting results be announced?

A:

Preliminary voting results will be announced at each stockholder meeting. Final voting results will be published by OCSL and OCSI in a current report on Form 8-K within four business days after the date of the OCSL Annual Meeting and the OCSI Special Meeting, respectively.

Q:	Will OCSL and OCSI incur expenses in soliciting proxies?

A:

OCSL and OCSI will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Annual Meeting of Stockholders of OCSL or Notice of Special Meeting of Stockholders of OCSI, as applicable, and proxy cards based on their respective numbers of stockholders. OCSL and OCSI intend to use the services of Broadridge Investor Communication Services Inc. (“Broadridge”) to aid in the distribution and collection of proxies for an estimated fee of approximately $50,000 plus pass through charges. No additional compensation will be paid to directors, officers or Oaktree employees for such services. For more information regarding expenses related to the Merger, see “Questions and Answers about the Mergers — Who is responsible for paying the expenses relating to completing the Mergers?”

Q:	What does it mean if I receive more than one proxy card?

A:

Some of your shares of OCSL Common Stock or OCSI Common Stock, as applicable, may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:	Are the proxy materials available electronically?

A:

OCSL and OCSI have made the registration statement (of which this joint proxy statement/prospectus forms a part), the Notice of Annual Meeting of Stockholders of OCSL, the Notice of Special Meeting of Stockholders of OCSI and the proxy cards available to stockholders of OCSL and OCSI on the Internet. Stockholders may (i) access and review the proxy materials of OCSL and OCSI, as applicable, (ii) authorize their proxies, as described in “The OCSL Annual Meeting — Voting of Proxies” and “The OCSI Special Meeting — Voting of Proxies,” and/or (iii) elect to receive certain future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), the Notice of Annual Meeting of Stockholders of OCSL, the Notice of Special Meeting of Stockholders of OCSI and the proxy cards are available at www.proxyvote.com.

Q:	Will my vote make a difference?

A:

Yes; your vote is very important. Your vote is needed to ensure the proposals can be acted upon. Please respond immediately to help avoid potential delays and save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?

A:	If you are an OCSL Stockholder, you can contact Investor Relations at the below contact information with any additional questions:

Investor Relations

Oaktree Specialty Lending Corporation

1301 Avenue of the Americas, 34th Floor

New York, NY 10019

(212) 284-1900

ocsl-ir@oaktreecapital.com

If you are an OCSI Stockholder, you can contact Investor Relations at the below contact information with any additional questions:

Investor Relations

Oaktree Strategic Income Corporation

1301 Avenue of the Americas, 34th Floor

New York, NY 10019

(212) 284-1900

ocsi-ir@oaktreecapital.com

Q:	Where can I find more information about OCSL and OCSI?

A:	You can find more information about OCSL and OCSI in the documents described under the caption “Where You Can Find More Information.”

Q:	What do I need to do now?

A:

We urge you to read carefully this entire document, including its annexes and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Mergers

Q:	What will happen in the Mergers?

A:

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OCSI. OCSI will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, the surviving company will merge with and into OCSL with OCSL continuing as the surviving company.

Q:	What will OCSI Stockholders receive in the Mergers?

A:

Under the Merger Agreement, as of the Determination Date, each of OCSI and OCSL will deliver to the other a calculation of its NAV as of such date (such calculation with respect to OCSI, the “Closing OCSI Net Asset Value” and such calculation with respect to OCSL, the “Closing OCSL Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “OCSI Per Share NAV”, which will be equal to (i) the Closing OCSI Net Asset Value divided by (ii) the number of shares of OCSI Common Stock issued and outstanding as of the Determination Date (excluding any shares owned by OCSL or any of its consolidated subsidiaries (the “Cancelled Shares”)), and the “OCSL Per Share NAV”, which will be equal to (A) the Closing OCSL Net Asset Value divided by (B) the number of shares of OCSL Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the OCSI Per Share NAV divided by (ii) the OCSL Per Share NAV.

OCSI and OCSL will update and redeliver the Closing OCSI Net Asset Value or the Closing OCSL Net Asset Value, respectively, in the event of a material change to such calculation between the Determination Date and the closing of the Mergers and if needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

Q:	Is the Exchange Ratio subject to any adjustment?

A:	Yes. The Exchange Ratio will be adjusted only if, between the Determination Date and the Effective Time, the respective outstanding shares of OCSL Common Stock or OCSI Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement. Because the Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time, the time period during which such an adjustment could occur will be relatively short.

Q:	Who is responsible for paying the expenses relating to completing the Mergers?

A:

Except with respect to (i) all filing and other fees paid to the SEC in connection with the Mergers, (ii) all filing and other fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (iii) fees and expenses for legal services to OCSL and OCSI in connection with the Merger Agreement and the Mergers (excluding fees for legal services to the OCSL Special Committee and the OCSI Special Committee), which, in each case, shall be borne equally by OCSL and OCSI, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers) will be paid by the party incurring such fees or expenses. It is anticipated that OCSL will bear expenses of approximately $2.2 million in connection with the Mergers ($0.1 million of which had been incurred by OCSL as of September 30, 2020) and OCSI will bear expenses of approximately $2.5 million in connection with the Mergers ($0.1 million of which had been incurred by OCSI as of September 30, 2020).

Q:	Will I receive dividends after the Mergers?

A:

Subject to applicable legal restrictions and the sole discretion of the OCSL Board, OCSL intends to declare and pay regular cash distributions to OCSL Stockholders on a quarterly basis. For a history of the dividend declarations and distributions paid by OCSL since October 1, 2018, see “Market Price, Dividend and Distribution Information — OCSL.” The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the OCSL Board and depend on OCSL’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “Dividend Reinvestment Plan of OCSL” for information regarding OCSL’s dividend reinvestment plan.

Following the Effective Time, the holders of shares of OCSI Common Stock will be entitled to receive dividends or other distributions declared by the OCSL Board with a record date after the Effective Time theretofore payable with respect to the whole shares of OCSL Common Stock received as part of the Merger Consideration.

Q:	Is the Merger subject to any third party consents?

A:

Under the Merger Agreement, OCSL and OCSI have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. As of the date of this joint proxy statement/prospectus, OCSL and OCSI believe that, subject to the satisfaction or waiver of certain conditions, they have obtained all necessary third party consents (including consent under the HSR Act) other than stockholder approval. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

Q:	How does OCSL’s investment objective, strategy and risks differ from OCSI’s?

A:

OCSL’s investment objective is to generate current income and capital appreciation by providing companies with flexible and innovative financing solutions, including first and second lien loans, unsecured and mezzanine loans, bonds, preferred equity and certain equity co-investments. OCSL may also seek to generate capital appreciation and income through secondary investments at discounts to par in either private or syndicated transactions. OCSL expects its portfolio to include a mix of first and second lien loans, including asset backed loans, unitranche loans, mezzanine loans, unsecured loans, bonds, preferred equity and certain equity co-investments. OCSL’s portfolio may also include certain structured finance and other non-traditional structures.

OCSI’s investment objective is to generate a stable source of current income while minimizing the risk of principal loss and, to a lesser extent, capital appreciation by providing innovative first-lien financing solutions to companies across a wide variety of industries. To a lesser extent, OCSI may also invest in unsecured loans, including subordinated loans and bonds, issued by private middle-market companies, senior and subordinated loans and bonds issued by public companies and equity investments. OCSI expects its portfolio to include primarily first lien floating rate senior secured financings although OCSI may also make other investments.

Oaktree is generally focused on middle-market companies, which OCSL and OCSI define as companies with enterprise values of between $100 million and $750 million. Each of OCSL and OCSI generally invests in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” and “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. OCSL and OCSI have substantially similar risks as each focuses on making investments in privately-held middle-market companies.

Over time, OCSL expects to rotate OCSI’s lower yielding portfolio into higher yielding, proprietary investments.

OCSL and OCSI have substantially similar risks as each focuses on making debt investments in middle-market companies.

Q:	How will the combined company be managed following the Mergers?

A:

The directors of OCSL immediately prior to the Mergers will remain the directors of OCSL and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of OCSL immediately prior to the Mergers will remain the officers of OCSL and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, Oaktree will continue to be the investment adviser to OCSL and the OCSL Investment Advisory Agreement will remain in effect. OCSL will exclude any amounts resulting solely from the new cost basis of the acquired OCSI investments established by ASC 805 (as defined below) as a result of the Mergers from the calculation of the incentive fee on income and the incentive fee on capital gains, with such exclusion to be implemented either through an amendment to the OCSL Investment Advisory Agreement or a waiver of such amounts by Oaktree.

Q:	If I’m an OCSL Stockholder, will my expenses increase as a result of the Mergers without a waiver or reimbursement?

A: Yes. Although the calculation of the base management fee and incentive fees payable under the OCSL Investment Advisory Agreement will remain unchanged, legacy OCSL Stockholders would have incurred additional expenses primarily due to higher historical interest expense and acquired fund expenses at OCSI that would have been borne by the combined company had the Mergers been completed on September 30, 2020.

Q:	If I’m an OCSI Stockholder, will my expenses increase as a result of the Mergers without a waiver or reimbursement?

A: Yes. Under the OCSI Investment Advisory Agreement, the base management fee is calculated at an annual rate of 1.00% of the average value of OCSI’s total gross assets at the end of the two most recently completed quarters, including any investment made with borrowings, but excluding cash and cash equivalents. However, under the OCSL Investment Advisory Agreement (which will serve as the investment advisory agreement for the combined company post-Mergers), the base management fee is calculated at a rate of 1.50% of OCSL’s total gross assets at the end of each quarter, including any investment made with borrowings, but excluding cash and cash equivalents; provided, however, the base management fee is calculated at an annual rate of 1.00% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, that exceeds the product of (i) 200% (calculated in accordance with the Investment Company Act, and giving effect to exemptive relief OCSL has received with respect to debentures issued by a small business investment company subsidiary) and (ii) OCSL’s net assets. While Oaktree has agreed to waive $750,000 of base management fees in each of the eight quarters immediately following the closing of the Mergers (for an aggregate waiver of $6.0 million of base management fees), OCSL’s base management fee rate is higher than that of OCSI. Such higher base management fee could result in decreases in net investment income or dividends for OCSI Stockholders if Oaktree is unable to successfully rotate out of lower-yielding OCSI investments.

Q:	How will the Mergers affect the management fee payable by OCSL post-Closing?

A:

OCSL’s contractual management fee will remain unchanged after the Mergers. See “Item 1. Business — Investment Advisory and Management Agreement — Management Fee” in Part I of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 for additional information on the calculation of the management fee under the OCSL Investment Advisory Agreement. In connection with entry into the Merger Agreement and subject to completion of the transactions contemplated thereby, Oaktree has agreed to waive $750,000 of base management fees payable to it under the OCSL Investment Advisory Agreement in each of the eight quarters immediately following the closing of the Mergers (for an aggregate waiver of $6.0 million of base management fees).

Q:	Will the composition of the OCSL Board change following the Mergers?

A:	No. As stated above, following the Mergers, the directors of OCSL immediately prior to the Mergers will remain the directors of OCSL.

Q:	Are OCSL Stockholders able to exercise appraisal rights?

A:

No. OCSL Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the OCSL Annual Meeting. Any OCSL Stockholder may abstain from voting or vote against any of such matters.

Q:	Are OCSI Stockholders able to exercise appraisal rights?

A:

No. OCSI Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the OCSI Special Meeting. Any OCSI Stockholder may abstain from voting or vote against any of such matters.

Q:	When do you expect to complete the Mergers?

A:

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, OCSL and OCSI are working to complete the Mergers in the first calendar quarter of 2021. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the OCSL Annual Meeting and the OCSI Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Q:	Are the Mergers expected to be taxable to OCSL Stockholders?

A:	No. The Mergers are not expected to be a taxable event for OCSL Stockholders.

Q:	Are the Mergers expected to be taxable to OCSI Stockholders?

A:

No. The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and it is a condition to the obligations of OCSI and of OCSL to consummate the Mergers that OCSI and OCSL will together obtain a legal opinion to that effect. OCSI Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of OCSI Common Stock for shares of OCSL Common Stock pursuant to the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of OCSL Common Stock. OCSI Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations — Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to an OCSI Stockholder will depend on the particular tax situation of such stockholder. OCSI Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	What happens if the Mergers are not consummated?

A:

If the Mergers are not completed for any reason, the OCSL Common Stock will not be issued pursuant to the Merger Stock Issuance Proposal and OCSI Stockholders will not receive any consideration for their shares of OCSI Common Stock in connection with the Merger. Instead, each of OCSL and OCSI will remain an independent company. See “Description of the Merger Agreement — Termination of the Merger Agreement.”

Q:	Did the OCSI Special Committee and OCSI Board receive an opinion from the financial advisor to the OCSI Special Committee regarding the Exchange Ratio?

A:	Yes. For more information, see the section entitled “The Mergers — Opinion of the Financial Advisor to the OCSI Special Committee.”

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 20.

The Parties to the Mergers

Oaktree Specialty Lending Corporation

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(213) 830-6300

OCSL is a specialty finance company that looks to provide customized, one-stop credit solutions to companies with limited access to public or syndicated capital markets. OCSL was formed in late 2007 and operates as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a Business Development Company under the Investment Company Act. OCSL has qualified and elected to be treated as a regulated investment company (“RIC”) under the Code for U.S. federal income tax purposes.

OCSL’s investment objective is to generate current income and capital appreciation by providing companies with flexible and innovative financing solutions, including first and second lien loans, unsecured and mezzanine loans, bonds, preferred equity and certain equity co-investments. OCSL may also seek to generate capital appreciation and income through secondary investments at discounts to par in either private or syndicated transactions. OCSL invests in companies that typically possess resilient business models with strong underlying fundamentals. OCSL intends to deploy capital across credit and economic cycles with a focus on long-term results, which OCSL believes will enable it to build lasting partnerships with financial sponsors and management teams, and OCSL may seek to opportunistically take advantage of dislocations in the financial markets and other situations that may benefit from Oaktree’s credit and structuring expertise, including during the COVID-19 pandemic. Sponsors may include financial sponsors, such as an institutional investor or a private equity firm, or a strategic entity seeking to invest in a portfolio company.

Oaktree Strategic Income Corporation

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(213) 830-6300

OCSI is a specialty finance company that looks to provide customized capital solutions for middle-market companies in both the syndicated and private placement markets. OCSI was formed in May 2013 and operates as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a Business Development Company under the Investment Company Act. OCSI has qualified and elected to be treated as a RIC under the Code for U.S. federal income tax purposes.

OCSI’s investment objective is to generate a stable source of current income while minimizing the risk of principal loss and, to a lesser extent, capital appreciation by providing innovative first-lien financing solutions to companies across a wide variety of industries. To a lesser extent, OCSI may also invest in unsecured loans, including subordinated loans and bonds, issued by private middle-market companies, senior and subordinated loans and bonds issued by public companies and equity investments.

OCSI has invested primarily in senior secured loans, including first lien, unitranche and second lien debt instruments that pay interest at rates which are determined periodically on the basis of a floating base lending rate, plus a premium. The senior loans in which OCSI invests are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities in the middle-market which operate in various industries and geographical regions.

Lion Merger Sub, Inc.

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(213) 830-6300

Merger Sub is a Delaware corporation and a newly formed wholly owned subsidiary of OCSL. Merger Sub was formed in connection with and for the sole purpose of the Mergers.

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(213) 830-6300

Each of OCSL and OCSI is externally managed and advised by Oaktree, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Oaktree, subject to the overall supervision of the OCSL Board, manages OCSL’s day-to-day operations, and provides investment advisory services to OCSL pursuant to the OCSL Investment Advisory Agreement. Oaktree, subject to the overall supervision of the OCSI Board, manages OCSI’s day-to-day operations, and provides investment advisory services to OCSI pursuant to the OCSI Investment Advisory Agreement.

Oaktree is an affiliate of OCM, a leading global investment management firm headquartered in Los Angeles, California, focused on less efficient markets and alternative investments. A number of the senior executives and investment professionals of Oaktree and its affiliates have been investing together for over 34 years and have generated impressive investment performance through multiple market cycles. Oaktree and its affiliates emphasize an opportunistic, value-oriented and risk-controlled approach to investments in distressed debt, corporate debt (including high-yield debt and senior loans), control investing, real estate, convertible securities and listed equities.

In 2019, Brookfield Asset Management Inc. (“Brookfield”) acquired a majority economic interest in Oaktree Capital Group, LLC (“OCG”). OCG operates as an independent business within Brookfield, with its own product offerings and investment, marketing and support teams. Brookfield is a leading global alternative asset manager with a 120-year history and approximately $550 billion of assets under management (inclusive of Oaktree) across a broad portfolio of real estate, infrastructure, renewable power, credit and private equity assets. Commencing in 2022, OCG’s founders, senior management and current and former employee-unitholders of OCG will be able to sell their remaining OCG units to Brookfield over time pursuant to an agreed upon liquidity schedule and approach to valuing such units at the time of liquidation. Pursuant to this liquidity schedule, the earliest year in which Brookfield could own 100% of the OCG business is 2029.

Merger Structure

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OCSI. OCSI will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, the surviving company will merge with and into OCSL with OCSL continuing as the surviving company.

Based on the number of shares of OCSL Common Stock issued and outstanding and the NAVs of OCSL and OCSI as of September 30, 2020 (and excluding transaction costs and tax-related distributions), OCSL would issue approximately 1.394 shares of OCSL Common Stock for each share of OCSI Common Stock outstanding, resulting in pro forma ownership of 77.4% for current OCSL Stockholders and 22.6% for current OCSI Stockholders. Following the Mergers, Oaktree will continue to be the investment adviser to OCSL and the OCSL Investment Advisory Agreement will remain in effect. OCSL will exclude any amounts resulting solely from the new cost basis of the acquired OCSI investments established by ASC 805 as a result of the Mergers from the calculation of the incentive fee on income and the incentive fee on capital gains, with such exclusion to be implemented either through an amendment to the OCSL Investment Advisory Agreement or a waiver of such amounts by Oaktree.

The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus. OCSL and OCSI encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the legal document governing the Mergers.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of OCSI Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of OCSL Common Stock equal to the Exchange Ratio, plus any cash in lieu of fractional shares.

Under the Merger Agreement, as of the Determination Date, OCSI and OCSL will deliver the Closing OCSI Net Asset Value and the Closing OCSL Net Asset Value, respectively, in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the OCSI Per Share NAV, which will be equal to (i) the Closing OCSI Net Asset Value divided by (ii) the number of shares of OCSI Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the OCSL Per Share NAV, which will be equal to (A) the Closing OCSL Net Asset Value divided by (B) the number of shares of OCSL Common Stock issued and outstanding as of the Determination Date. The Exchange Ratio will be equal to the quotient (rounded to four decimal places) of (i) the OCSI Per Share NAV divided by (ii) the OCSL Per Share NAV.

OCSI and OCSL will update and redeliver the Closing OCSI Net Asset Value or the Closing OCSL Net Asset Value, respectively, in the event of a material change to such calculation between the Determination Date and the closing of the Mergers and if needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

The Exchange Ratio will be adjusted only if, between the Determination Date and the Effective Time, the respective outstanding shares of OCSL Common Stock or OCSI Common Stock will have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities will be declared with a record date within such period, as permitted by the Merger Agreement. Because the Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time, the time period during which such an adjustment could occur will be relatively short.

Closing of the Mergers is contingent upon (i) OCSL stockholder approval of the Merger Stock Issuance Proposal, (ii) OCSI stockholder approval of the Merger Proposal and (iii) satisfaction or waiver certain other closing conditions.

After the Determination Date and until the Mergers are completed, the market value of the shares of OCSL Common Stock to be issued in the Merger will continue to fluctuate but the number of shares to be issued to OCSI Stockholders will remain fixed.

Market Price of Securities

OCSL Common Stock trades on The Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “OCSL.” OCSI Common Stock trades on the Nasdaq under the symbol “OCSI.”

The following table presents the closing sales prices as of the last trading day before the execution of the Merger Agreement and the most recent quarter end, and the most recently determined NAV per share of OCSL Common Stock and the most recently determined NAV per share of OCSI Common Stock.

	OCSL Common Stock	OCSI Common Stock
NAV per Share as of September 30, 2020	$6.49	$9.05
Closing Sales Price as of September 30, 2020	$4.84	$6.51
Closing Sales Price as of October 28, 2020	$4.55	$6.32

Risks Relating to the Mergers

The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. OCSL Stockholders and OCSI Stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective annual or special meeting.

•

Because the market price of OCSL Common Stock and the NAV per share of OCSI Common Stock and OCSL Common Stock will fluctuate, OCSI Stockholders cannot be sure of the market value of the consideration they will receive in connection with the Mergers until the closing date of the Mergers.

•	Sales of shares of OCSL Common Stock after the completion of the Mergers may cause the market price of OCSL Common Stock to decline.

•	Most OCSL Stockholders and OCSI Stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

•	OCSL may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•

The opinion delivered to the OCSI Special Committee and the OCSI Board from the financial advisor to the OCSI Special Committee will not reflect changes in circumstances between the signing of the Merger Agreement and completion of the Mergers.

•	If the Mergers do not close, OCSL and OCSI will not benefit from the expenses incurred in pursuit of the Mergers.

•	The termination of the Merger Agreement could negatively impact OCSL and OCSI.

•	The Merger Agreement limits OCSL’s and OCSI’s ability to pursue alternatives to the Mergers.

•

The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of OCSL and OCSI.

•	OCSL and OCSI may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting stockholder approval.

•	OCSL and OCSI will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

•	The market prices of OCSL Common Stock and OCSI Common Stock after the Mergers may be affected by factors different from those affecting such common stock currently.

See the section captioned “Risk Factors — Risks Relating to the Mergers” beginning on page 20 for a more detailed discussion of these risks.

Tax Consequences of the Mergers

The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to the obligations of OCSI and of OCSL to consummate the Mergers that OCSI and OCSL will together obtain a legal opinion to that effect. OCSI Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of OCSI Common Stock for shares of OCSL Common Stock pursuant to the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of OCSL Common Stock.

OCSI Stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations — Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to an OCSI Stockholder will depend on the particular tax situation of such stockholder. OCSI Stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

The Mergers are not expected to be a taxable event for OCSL Stockholders.

Annual Meeting of OCSL Stockholders

OCSL plans to hold the OCSL Annual Meeting virtually on March 15, 2021, at 10:00 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsl2021. At the OCSL Annual Meeting, holders of OCSL Common Stock will be asked to approve (i) the election of each of the nominees proposed by the OCSL Board in connection with the Director Proposal, (ii) the Auditor Proposal and (iii) the Merger Stock Issuance Proposal.

An OCSL Stockholder can vote at the OCSL Annual Meeting if such stockholder owned shares of OCSL Common Stock at the close of business on the OCSL Record Date. As of that date, there were 140,960,651 shares of OCSL Common Stock outstanding and entitled to vote. Approximately 361,761 of such total outstanding shares, or approximately 0.3%, were owned beneficially or of record by directors and executive officers of OCSL.

Special Meeting of OCSI Stockholders

OCSI plans to hold the OCSI Special Meeting virtually on March 15, 2021, at 10:30 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsi2021. At the OCSI Special Meeting, holders of OCSI Common Stock will be asked to approve the Merger Proposal.

An OCSI Stockholder can vote at the OCSI Special Meeting if such stockholder owned shares of OCSI Common Stock at the close of business on the OCSI Record Date. As of that date, there were 29,466,768 shares of OCSI Common Stock outstanding and entitled to vote. Approximately 245,210 of such total outstanding shares, or 0.8%, were owned beneficially or of record by directors and executive officers of OCSI.

OCSL Board Recommendation

The OCSL Board, upon recommendation of the OCSL Special Committee, has unanimously approved the Merger Agreement, including the Mergers and the related transactions, the proposed issuance of OCSL Common Stock in connection with the Mergers and directed that such matters be submitted to the OCSL Stockholders for approval at the OCSL Annual Meeting. After careful consideration and, with respect to the Merger Stock Issuance Proposal, on the recommendation of the OCSL Special Committee, the OCSL Board unanimously recommends that OCSL Stockholders vote “FOR” the election of each of the nominees proposed by the OCSL Board in connection with the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Merger Stock Issuance Proposal.

OCSI Board Recommendation

The OCSI Board, upon recommendation of the OCSI Special Committee, has unanimously approved the Merger Agreement, including the Mergers and the related transactions, and directed that such matters be submitted to the OCSI Stockholders for approval. After careful consideration, on the recommendation of the OCSI Special Committee, the OCSI Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that OCSI Stockholders vote “FOR” the Merger Proposal.

Vote Required — OCSL

Each share of OCSL Common Stock held by a holder of record as of the OCSL Record Date has one vote on each matter considered at the OCSL Annual Meeting.

The Director Proposal

The affirmative vote of a plurality of the shares of OCSL Common Stock outstanding and entitled to vote thereon at the OCSL Annual Meeting is required to elect each director nominee of OCSL (i.e., the candidate receiving the most “for” votes will win each election). Stockholders may not cumulate their votes. Votes to “withhold authority” and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the Director Proposal.

The Auditor Proposal

The affirmative vote of the holders of a majority of the votes cast by the holders of outstanding shares of OCSL Common Stock at the OCSL Annual Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Auditor Proposal (i.e., the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the Merger Stock Issuance Proposal.

The Merger Stock Issuance Proposal

The affirmative vote of the holders of a majority of the votes cast by the holders of outstanding shares of OCSL Common Stock at the OCSL Annual Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Merger Stock Issuance Proposal (i.e., the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the Merger Stock Issuance Proposal.

Vote Required — OCSI

Each share of OCSI Common Stock held by a holder of record as of the OCSI Record Date has one vote on each matter considered at the OCSI Special Meeting.

The Merger Proposal

The affirmative vote of a majority of the outstanding shares of OCSI Common Stock is required to approve the OCSI Merger Proposal. Abstentions and broker non-votes, if any, will have the effect of a vote “against” this proposal.

Completion of the Mergers

As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Merger Agreement — Conditions to Closing the Mergers.” While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, OCSL and OCSI are working to complete the Merger in the second fiscal quarter of 2021. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approvals at the OCSL Annual Meeting and the OCSI Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Termination of the Merger

The Merger Agreement contains certain termination rights for OCSL and OCSI, each of which is discussed below in “Description of the Merger Agreement — Termination of the Merger Agreement.”

Other Actions Taken in Connection with the Merger

In connection with entry into the Merger Agreement and subject to completion of the transactions contemplated thereby, Oaktree has agreed to waive $750,000 of base management fees payable to it under the OCSL Investment Advisory Agreement in each of the eight quarters immediately following the closing of the Mergers (for an aggregate waiver of $6.0 million of base management fees).

Management of the Combined Company

The directors of OCSL immediately prior to the Mergers will remain the directors of OCSL and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

The officers of OCSL immediately prior to the Mergers will remain the officers of OCSL and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Mergers, Oaktree will continue to be the investment adviser to OCSL and the OCSL Investment Advisory Agreement will remain in effect. OCSL will exclude any amounts resulting solely from the new cost basis of the acquired OCSI investments established by ASC 805 as a result of the Mergers from the calculation of the incentive fee on income and the incentive fee on capital gains, with such exclusion to be implemented either through an amendment to the OCSL Investment Advisory Agreement or a waiver of such amounts by Oaktree.

Reasons for the Mergers

OCSL

The OCSL Board consulted with its legal and other advisors, as well as OCSL’s management and Oaktree, and considered numerous factors, including the unanimous recommendation of the OCSL Special Committee, and the OCSL Board and the OCSL Special Committee unanimously determined that the Mergers are in the best interests of OCSL and in the best interests of OCSL Stockholders, and that existing OCSL Stockholders will not suffer any dilution for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers.

The OCSL Special Committee and the OCSL Board weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on OCSL and OCSL Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the OCSL Special Committee and the OCSL Board that assisted it in concluding that the Mergers are in the best interests of OCSL and OCSL Stockholders included, among others:

•	expected accretion to net investment income;

•	increase in first-lien investments;

•	expected greater access to debt capital;

•	increased scale and improved secondary market liquidity;

•	acquisition of a known, diversified portfolio;

•	no dilution for purposes of Rule 17a-8 of the Investment Company Act;

•	potential for operational synergies via the elimination of redundant expenses; and

•	tax consequences of the Mergers.

The foregoing list does not include all the factors that the OCSL Board considered in approving the proposed Mergers and the Merger Agreement and recommending that OCSL Stockholders approve the issuance of shares of OCSL Common Stock necessary to effectuate the Mergers. For a further discussion of the material factors considered by the OCSL Board, see “The Mergers — Reasons for the Mergers.”

OCSI

The OCSI Board consulted with its legal and other advisors, as well as OCSI’s management and Oaktree, and considered numerous factors, including the unanimous recommendation of the OCSI Special Committee, and the OCSI Board and the OCSI Special Committee unanimously determined that the Mergers are in the best interests of OCSI and in the best interests of OCSI Stockholders, and that existing OCSI Stockholders will not suffer any dilution for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers.

The OCSI Special Committee and the OCSI Board, with the assistance of their respective legal and financial advisors, weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on OCSI and OCSI Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the OCSI Special Committee and the OCSI Board that assisted it in concluding that the Mergers are in the best interests of OCSI and OCSI Stockholders included, among others:

•	expected accretion to net investment income;

•	increased portfolio yield;

•	expected greater access to debt capital;

•	increased equity coverage and improved secondary market liquidity;

•	expected dividend accretion;

•	continuity of Oaktree and the management team;

•	ease of portfolio integration;

•	potential for operational synergies via the elimination of redundant expenses;

•	tax consequences of the Mergers; and

•

the financial analyses reviewed by Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) with the OCSI Special Committee as well as the oral opinion of Houlihan Lokey rendered to the OCSI Special Committee on October 28, 2020 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the OCSI Special Committee and OCSI Board, dated October 28, 2020), as to, as of such date, the fairness, from a financial point of view, to the holders of OCSI Common Stock, other than the Excluded Holders (as defined in “The Mergers — Background of the Merger”), of the Exchange Ratio.

The foregoing list does not include all the factors that the OCSI Board considered in approving the Merger Agreement and recommending that OCSI Stockholders approve the Merger Agreement.

For a further discussion of the material factors considered by the OCSI Board, see “The Mergers — Reasons for the Mergers.”

OCSL Stockholders and OCSI Stockholders Do Not Have Appraisal Rights

Neither the OCSL Stockholders nor the OCSI Stockholders will be entitled to exercise appraisal rights in connection with the Merger under the laws of the State of Delaware.

RISK FACTORS

In addition to the other information included in this document, stockholders should carefully consider the risks described below in determining whether to approve (i) in the case of OCSL Stockholders, the Merger Stock Issuance Proposal and (ii) in the case of OCSI Stockholders, the Merger Proposal. The information in “Item 1A. Risk Factors” in Part I of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September  30, 2020 is incorporated herein by reference for general risks related to OCSL. The information in “Item 1A. Risk Factors” in Part I of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 is incorporated herein by reference for general risks related to OCSI. The occurrence of any of these risks could materially and adversely affect the business, prospects, financial condition, results of operations and cash flow of OCSL and OCSI and, following the Mergers, the combined company and might cause you to lose all or part of your investment. The risks, as set out below and incorporated by reference herein, are not the only risks OCSL and OCSI and, following the Mergers, the combined company face, and there may be additional risks that OCSL and OCSI do not presently know of or that they currently consider not likely to have a significant impact. New risks may emerge at any time and OCSL and OCSI cannot predict such risks or estimate the extent to which they may affect the business or financial performance of OCSL and OCSI and, following the Mergers, the combined company. See also “Incorporation by Reference for OCSL,” “Incorporation by Reference for OCSI” and “Where You Can Find More Information” in this joint proxy statement/prospectus.

Risks Relating to the Mergers

Because the market price of OCSL Common Stock and the NAV per share of OCSI Common Stock and OCSL Common Stock will fluctuate, OCSI Stockholders cannot be sure of the market value of the consideration they will receive in connection with the Mergers until the closing date of the Mergers.

At the Effective Time, each share of OCSI Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of OCSL Common Stock, equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares. The market value of such consideration to be received by OCSI Stockholders upon completion of the Mergers (the “Merger Consideration”) may vary from the closing price of OCSI Common Stock and OCSL Common Stock, respectively, on the date the Mergers were announced, on the date of the OCSI Special Meeting to consider the Merger Proposal and on the date the Mergers are completed. Any change in the market price of OCSL Common Stock prior to completion of the Mergers will affect the market value of the Merger Consideration that OCSI Stockholders will receive upon completion of the Mergers. Additionally, the Exchange Ratio will fluctuate as OCSI’s and OCSL’s respective NAVs change prior to Closing.

Accordingly, at the time of the OCSI Special Meeting, OCSI Stockholders will not know or be able to calculate the market value of the Merger Consideration they would receive upon completion of the Mergers. Neither OCSI nor OCSL is permitted to terminate the Merger Agreement or resolicit the vote of their respective stockholders solely because of changes in the market price of shares of OCSL Common Stock. There will be no adjustment to the Merger Consideration for changes in the market price of shares of OCSL Common Stock.

Changes in the market price of OCSL Common Stock may result from a variety of factors, including, among other things:

•

significant volatility in the market price and trading volume of securities of Business Development Companies or other companies in OCSL’s sector, which are not necessarily related to the operating performance of these companies;

•	inability to obtain any exemptive relief that may be required by OCSL from the SEC;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and Business Development Companies;

•	loss of OCSL’s Business Development Company or RIC status;

•	changes in earnings or variations in operating results or distributions that exceed OCSL’s net investment income;

•	increases in expenses associated with defense of litigation and responding to SEC inquiries;

•	changes in accounting guidelines governing valuation of OCSL’s investments;

•

changes in the value of OCSL’s portfolio of investments and any derivative instruments, including as a result of general economic conditions, interest rate shifts and changes in the performance of OCSL’s portfolio companies;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	departure of Oaktree’s key personnel; and

•	general economic trends and other external factors, including those related to the COVID-19 pandemic.

These factors are generally beyond the control of OCSL. The range of high and low sales prices per share of OCSL Common Stock as reported on the Nasdaq for the three months ended December 31, 2020 was a low of $4.52 and a high of $5.66. However, historical trading prices are not necessarily indicative of future performance. OCSI Stockholders should obtain current market quotations for shares of OCSL Common Stock prior to the OCSI Special Meeting.

Sales of shares of OCSL Common Stock after the completion of the Mergers may cause the trading price of OCSL Common Stock to decline.

For illustrative purposes, based on September 30, 2020 NAVs and excluding transaction costs and other tax-related distributions, OCSL would issue approximately 1.394 shares of OCSL Common Stock for each share of OCSI Common Stock outstanding, resulting in pro forma ownership of 77.4% for current OCSL Stockholders and 22.6% for current OCSI Stockholders. Former OCSI Stockholders may be required to or decide to sell the shares of OCSL Common Stock that they receive pursuant to the Merger Agreement. In addition, OCSL Stockholders may decide not to hold their shares of OCSL Common Stock after completion of the Mergers. In each case, such sales of OCSL Common Stock could have the effect of depressing the trading price for OCSL Common Stock and may take place promptly following the completion of the Mergers. If this occurs, it could impair OCSL’s ability to raise additional capital through the sale of equity securities should OCSL desire to do so.

Most OCSL Stockholders and OCSI Stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

OCSL Stockholders will experience a substantial reduction in their percentage ownership interests and effective voting power in respect of the combined company relative to their percentage ownership interests in OCSL prior to the Mergers unless they hold a comparable or greater percentage ownership in OCSI. Consequently, OCSL Stockholders should generally expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of OCSL. OCSI Stockholders will experience a substantial reduction in their percentage ownership interests and effective voting power in respect of the combined company relative to their percentage ownership interests in OCSI prior to the Mergers unless they hold a comparable or greater percentage ownership in OCSL. Consequently, OCSI Stockholders should generally expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of OCSI. In addition, prior to completion of the Mergers, subject to certain restrictions in the Merger Agreement, OCSL and OCSI may issue additional shares of OCSL Common Stock and OCSI Common Stock, respectively, which would further reduce the percentage ownership of the combined company to be held by current OCSL Stockholders and OCSI Stockholders.

OCSL may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of OCSI’s investment portfolio with OCSL’s investment portfolio, the integration of OCSI’s business with OCSL’s business and the ability to rotate certain investments currently held by OCSI into higher yielding assets. There can be no assurance that OCSI’s investment portfolio or business can be operated profitably or integrated successfully into OCSL’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of OCSI’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

OCSL also expects to achieve certain synergies and cost savings from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of these synergies and potential cost savings could ultimately be incorrect. The cost savings estimates also assume OCSL will be able to combine its operations and OCSI’s operations in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if OCSL is not able to successfully combine OCSI’s investment portfolio or business with its operations, the anticipated synergies and cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The opinion delivered to the OCSI Special Committee and the OCSI Board from the financial advisor to the OCSI Special Committee will not reflect changes in circumstances between the signing of the Merger Agreement and completion of the Mergers.

The opinion of Houlihan Lokey, the financial advisor to the OCSI Special Committee, was delivered to the OCSI Special Committee and the OCSI Board on, and was dated, October 28, 2020. Changes in OCSL’s or OCSI’s operations and prospects, general market and economic conditions and other factors that may be beyond the control of OCSL or OCSI may significantly alter OCSI’s value or the price of shares of OCSL Common Stock by the time the Mergers are completed. The opinion does not speak as of the time the Mergers will be completed or as of any date other than the date of such opinion.

If the Mergers do not close, OCSL and OCSI will not benefit from the expenses incurred in pursuit of the Mergers.

The Mergers may not be completed. If the Mergers are not completed, OCSL and OCSI will have incurred substantial expenses for which no ultimate benefit will have been received. OCSL and OCSI have incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed.

The termination of the Merger Agreement could negatively impact OCSL and OCSI.

If the Merger Agreement is terminated, there may be various consequences, including:

•

the businesses of OCSL and OCSI may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers; and

•

the market prices of OCSL Common Stock and OCSI Common Stock might decline to the extent that the market prices prior to termination reflects a market assumption that the Mergers will be completed; and

•	OCSI may not be able to find a party willing to pay an equivalent or more attractive price than the price OCSL agreed to pay in the Mergers.

The Merger Agreement limits OCSL’s and OCSI’s ability to pursue alternatives to the Mergers.

The Merger Agreement contains provisions that limit OCSL’s and OCSI’s ability to discuss, facilitate or commit to competing third party proposals to acquire all or a significant part of OCSL or OCSI. These provisions, which are typical for transactions of this type, include a termination fee of $5,675,300 payable by third parties to OCSL and $19,960,028 payable by third parties to OCSI under certain circumstances, might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of OCSL or OCSI from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Mergers or might result in a potential competing acquirer proposing to pay a lower per share price to acquire OCSL or OCSI than it might otherwise have proposed to pay.

The Mergers are subject to closing conditions, including stockholder approvals, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of OCSL and OCSI.

The Mergers are subject to closing conditions, including certain approvals of OCSL Stockholders and OCSI Stockholders that, if not satisfied, will prevent the Mergers from being completed. The closing condition that OCSI Stockholders approve the Merger Proposal may not be waived under applicable law and must be satisfied for the Mergers to be completed. If OCSI Stockholders do not adopt the Merger Agreement and approve the Mergers and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on OCSL’s and OCSI’s respective businesses and operations. In addition, the closing condition that OCSL Stockholders approve the issuance of shares of OCSL Common Stock pursuant to the Merger Agreement may not be waived and must be satisfied for the Mergers to be completed. If OCSL Stockholders do not approve the Merger Stock Issuance Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on OCSL’s and OCSI’s respective businesses and operations. In addition to the required approvals of OCSL Stockholders and OCSI Stockholders, the Mergers are subject to a number of other conditions beyond the control of OCSL and OCSI that may prevent, delay or otherwise materially adversely affect completion of the Mergers. OCSL and OCSI cannot predict whether and when these other conditions will be satisfied.

OCSL and OCSI may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting stockholder approval.

Certain conditions to OCSL’s and OCSI’s respective obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by mutual agreement. In the event that any such waiver does not require resolicitation of stockholders, OCSL and OCSI will each have the discretion to complete the Mergers without seeking further stockholder approval. The conditions requiring the approval of OCSL Stockholders and OCSI Stockholders, however, cannot be waived.

OCSL and OCSI will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on OCSL or OCSI and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with OCSL or OCSI to seek to change their existing business relationships with them. In addition, the Merger Agreement restricts OCSL and OCSI from taking actions that each might otherwise consider to be in its best interests. These restrictions may prevent OCSL or OCSI from pursuing certain business opportunities that may arise prior to the completion of the Mergers.

The market prices of OCSL Common Stock and OCSI Common Stock after the Mergers may be affected by factors different from those affecting such common stock currently.

OCSL’s business and OCSI’s business differ in some respects and, accordingly, the results of operations of the combined company and the market prices of OCSL Common Stock and OCSI Common Stock after the Mergers may be affected by factors different from those currently affecting the independent results of operations and trading price of each of OCSL and OCSI, such as a larger stockholder base, a different portfolio composition and a different capital structure.

Accordingly, OCSL’s and OCSI’s respective historical trading prices and financial results may not be indicative of these matters for the combined company following the Mergers.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Mergers

The following table is intended to assist OCSL Stockholders and OCSI Stockholders in understanding the costs and expenses that an investor in shares of OCSL Common Stock or OCSI Common Stock bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “OCSL” or “OCSI,” stockholders will indirectly bear such fees or expenses as investors in OCSL or OCSI, as applicable. The table below is based on information as of September 30, 2020 (except as noted below) and includes expenses of the applicable consolidated subsidiaries.

	Actual		Pro Forma
Stockholder transaction expenses:	OCSL	OCSI	OCSL
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)
Offering expenses	None(1)	None(1)	None(1)
Dividend reinvestment plan fees (as a percentage of offering price)	Up to $15(2)	Up to $15(2)	Up to $15(2)
Total stockholder transaction expenses (as a percentage of offering price)	None	None	None

Annual expenses (as a percentage of net assets attributable to common stock (3)):	Actual		Pro Forma
	OCSL	OCSI	OCSL
Base management fees(4)	2.63%	1.93%	2.70%
Incentive fees (17.5%)(5)	1.66%	0.70%	1.53%
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)(6)	2.58%	3.15%	2.73%
Other expenses(7)	0.78%	1.39%	0.81%
Acquired fund fees and expenses(8)	0.96%	1.62%	1.11%
Total annual expenses(9)	8.61%	8.79%	8.88%

(1)

Purchases of shares of OCSL Common Stock or OCSI Common Stock on the secondary market are not subject to sales load but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discounts or commissions) that stockholders may have paid in connection with their purchase of shares of OCSL Common Stock or OCSI Common Stock in a prior underwritten offering or otherwise.

(2)

The expenses of administering the respective dividend reinvestment plans are included in “Other expenses.” However, if a participant in one of the plans elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.10 per share fee from the proceeds.

(3)	For the pro forma column, the combined net assets of OCSL and OCSI on a pro forma basis as of September 30, 2020 were used.
(4)

For OCSL, the base management fee is calculated at an annual rate of 1.50% of OCSL’s total gross assets at the end of each quarter, including any investment made with borrowings, but excluding cash and cash equivalents; provided, however, the base management fee is calculated at an annual rate of 1.00% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, that exceeds the product of (i) 200% (calculated in accordance with the Investment Company Act, and giving effect to exemptive relief OCSL has received with respect to debentures issued by a small business investment company subsidiary) and (ii) OCSL’s net assets. See “Item 1. Business — Investment Advisory and Management Agreement — Management Fee” in Part I of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 for additional information.

This table assumes that OCSL’s total gross assets (excluding cash and cash equivalents) are $1.6 billion, which was the actual amount of OCSL’s total gross assets as of September 30, 2020.

For OCSI, the base management fee is calculated at an annual rate of 1.00% of the average value of OCSI’s total gross assets at the end of the two most recently completed quarters, including any investment made with borrowings, but excluding cash and cash equivalents. See “Item 1. Business — Investment Advisory and Management Agreement — Management Fee” in Part I of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 for additional information. This table assumes that OCSI’s total gross assets (excluding cash and cash equivalents) are $514.9 million, which was the actual amount of OCSI’s total gross assets as of September 30, 2020.

Following completion of the Mergers, the combined company will be externally managed by Oaktree. The pro forma base management fee has been calculated in accordance with the OCSL Investment Advisory Agreement. The pro forma base management fee referenced in the table above is based on the combined gross assets (excluding cash and cash equivalents) of OCSL and OCSI on a pro forma basis on September 30, 2020 and does not reflect the voluntary, irrevocable waiver by Oaktree of $750,000 of base management fees in each quarter. The pro forma base management fee net of such waiver would be 2.45% of net assets attributable to common stock. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments — Management Fee Waiver” in Part II of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 for additional information.

(5)

For each of OCSL and OCSI, the incentive fee consists of two parts. For each of OCSL and OCSI, the incentive fee on income is calculated and payable quarterly in arrears based upon their respective pre-incentive fee net investment income for the immediately preceding quarter. The payment of the incentive fee on income is subject to payment of a preferred return to investors each quarter (i.e., a “hurdle rate”), expressed as a rate of return on the value of the net assets of OCSL and OCSI, as applicable, at the end of the most recently completed quarter, of 1.50%, subject to a “catch up” feature.

For each of OCSL and OCSI, the second part of the incentive fee (the “capital gains incentive fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the applicable investment advisory agreement, as of the termination date) commencing with the fiscal year ended September 30, 2019 and equals 17.5% of their respective realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ended September 30, 2019 through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees under the respective investment advisory agreement. Any realized capital gains or losses and unrealized capital depreciation with respect to OCSL’s and OCSI’s portfolio as of the end of the fiscal year ended September 30, 2018 are excluded from the calculation of the second part of the incentive fee.

For the two-year period commencing on October 17, 2017, OCM agreed to waive, to the extent necessary, any management or incentive fees payable to OCM that exceed what would have been paid to Fifth Street Management LLC in the aggregate under the investment advisory agreements between OCSL and OCSI, as applicable, and Fifth Street Management LLC. For illustrative purposes, however, the table above assumes that no management or incentive fees payable to OCM were waived by OCM pursuant to this waiver.

See “Item 1. Business — Investment Advisory and Management Agreement — Management Fee” in Part I of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 for additional information about the incentive fee payable by OCSL and “Item 1. Business — Investment Advisory and Management Agreement — Management Fee” in Part I of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 for additional information about the incentive fee payable by OCSI.

For the “Actual” columns, the incentive fees referenced in the table above are based on actual amounts of the incentive fee on income incurred during the year ended September 30, 2020 and the capital gains incentive fee payable under the applicable investment advisory agreement as of September 30, 2020.

Following completion of the Mergers, the combined company will be externally managed by Oaktree. The pro forma incentive fees have been calculated in a manner consistent with the OCSL Investment Advisory Agreement.

OCSL will exclude any amounts resulting solely from the new cost basis of the acquired OCSI investments established by ASC 805 as a result of the Mergers from the calculation of the incentive fee on income and the incentive fee on capital gains, with such exclusion to be implemented either through an amendment to the OCSL Investment Advisory Agreement or a waiver of such amounts by Oaktree.

(6)

“Interest payments on borrowed funds (including other costs of servicing and offering debt securities)” is calculated as the weighted average interest rate in effect as of September 30, 2020 multiplied by the actual debt outstanding as of September 30, 2020 ($714.8 million and $267.6 million for OCSL and OCSI, respectively) for the “Actual” columns. The weighted average interest rate (exclusive of deferred financing costs) for borrowings of OCSL and OCSI as of September 30, 2020 was 2.7% and 2.6%, respectively. The “Pro Forma” column assumes the sum of amounts of debt outstanding as of September 30, 2020 for each of OCSL and OCSI for the combined company following the Mergers.

(7)

“Other expenses” are based on estimated amounts for the current fiscal year for each of OCSL and OCSI. These expenses include certain expenses allocated to us under the OCSL Investment Advisory Agreement and the OCSI Investment Advisory Agreement, as applicable, including travel expenses incurred by Oaktree’s personnel in connection with investigating and monitoring OCSL’s and OCSI’s respective investments, such as investment due diligence. The “Pro Forma” column assumes the sum of amounts estimated for each of OCSL and OCSI for the combined company following the Mergers and reflects decreases in duplicative costs such as professional fees for legal, audit and tax fees, directors’ fees, and other redundant administrative and operating expenses directly related to the Mergers.

(8)

OCSL Stockholders and OCSI Stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be an investment company under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act (“Acquired Funds”) in which OCSL and OCSI, respectively, invests.

For OCSL, this amount includes the annual expenses of Senior Loan Fund I LLC (“SLF JV I”). There are no fees paid by SLF JV I to Oaktree. The annual expenses of SLF JV I include interest payments on the subordinated notes held by Kemper, which represented 13.0% of such expenses for OCSL, and exclude interest payments on the subordinated notes held by OCSL. See “Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations — Senior Loan Fund I LLC” in Part II of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 for more information on SLF JV I.

For OCSI, this amount includes the annual expenses of OCSI Glick JV LLC (the “OCSI Glick JV”), which include interest payments on the subordinated notes held by GF Debt Funding, which represented 4.8% of such expenses for OCSI, and exclude interest payments on the subordinated notes held by OCSI. The subordinated notes of the OCSI Glick JV did not pay interest during the nine months ended September 30, 2020 and were on non-accrual status as of September  30, 2020. See “Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations — OCSI Glick JV LLC” in Part II of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 for more information on the OCSI Glick JV.

The “Pro Forma” column assumes the sum of amounts for each of OCSL and OCSI for the combined company following the Mergers.

(9)

“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because OCSL Stockholders and OCSI Stockholders bear all of the fees and expenses of the respective company. “Total annual expenses” does not reflect any potential provision (benefit) for income taxes because of the uncertainties associated with determining such amounts in future periods.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in OCSL, OCSI or the combined company’s common stock following completion of the Mergers on a pro forma basis, in each case assuming that OCSL, OCSI and the combined company hold no cash or liabilities other than debt. In calculating the following expense amounts, each of OCSL and OCSI has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Mergers assume that the Mergers closed on September 30, 2020 and that the leverage and operating expenses of OCSL and OCSI remain at the levels set forth in the tables above (and gives effect to the base management fee waivers described above). Transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
OCSL, assuming a 5% annual return (assumes no return from net realized capital gains)	$70	$211	$356	$729
OCSI, assuming a 5% annual return (assumes no return from net realized capital gains)	$81	$244	$411	$840
OCSL, assuming a 5% annual return (assumes return entirely from realized capital gains)	$85	$255	$425	$853
OCSI, assuming a 5% annual return (assumes return entirely from realized capital gains)	$98	$293	$489	$978

	1 year	3 years	5 years	10 years
Pro forma combined company following the Mergers You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$73	$221	$373	$763
Assuming a 5% annual return (assumes return entirely from realized capital gains)	$89	$266	$444	$890

While the example assumes, as required by the SEC, a 5% annual return, performance of OCSL, OCSI and the combined company will vary and may result in a return greater or less than 5%. The incentive fee based on pre-incentive fee net investment income under each of the OCSL Investment Advisory Agreement and the OCSI Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. This example assumes that, as of October 1, 2020, the sum of realized capital losses and unrealized capital depreciation on a cumulative basis since October 1, 2018 for each of OCSL and OCSI is zero. In addition, while the example assumes reinvestment of all distributions at NAV, participants in OCSL’s and OCSI’s dividend reinvestment plans will receive a number of shares of OCSL Common Stock or OCSI Common Stock, as applicable, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current NAV per share of OCSL Common Stock or OCSI Common Stock, as applicable, and (b) 95% of the market price per share of OCSL Common Stock or OCSI Common Stock, as applicable, at the close of trading on the payment date fixed by the applicable Board of Directors in the event that newly issued shares are used to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of OCSL Common Stock or OCSI Common Stock, as applicable, purchased by the administrator of the applicable dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below NAV.

The example and the expenses in the table above should not be considered a representation of OCSL’s, OCSI’s, or, following completion of the Mergers, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to OCSL, OCSI or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of OCSL, OCSI or, following the Mergers, the combined company. The forward-looking statements may include statements as to: future operating results of OCSL, OCSI or, following the Mergers, the combined company and distribution projections; business prospects of OCSL, OCSI or, following the Mergers, the combined company and the prospects of their portfolio companies; and the impact of the investments that OCSL, OCSI or, following the Mergers, the combined company expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:

•	the ability of the parties to consummate the Mergers on the expected timeline, or at all;

•	the expected synergies and savings associated with the Mergers;

•	the ability to realize the anticipated benefits of the Mergers including the expected elimination of certain expenses and costs due to the Mergers;

•	the percentage of OCSL Stockholders and OCSI Stockholders voting in favor of the proposals submitted for their approval;

•	the possibility that competing offers or acquisition proposals will be made;

•	the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived;

•	risks related to diverting management’s attention from ongoing business operations;

•	the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers;

•	any potential termination of the Merger Agreement;

•	the future operating results and distribution projections of OCSL, OCSI or, following the Mergers, the combined company;

•	the ability of Oaktree to reposition the portfolios of OCSL, OCSI or, following the Mergers, the combined company, and to implement Oaktree’s future plans with respect to their businesses;

•	the ability of Oaktree and its affiliates to attract and retain highly talented professionals;

•	the business prospects of OCSL, OCSI or, following the Mergers, the combined company and the prospects of their portfolio companies;

•	the impact of the investments that OCSL, OCSI or, following the Mergers, the combined company expect to make;

•	the ability of the portfolio companies of OCSL, OCSI or, following the Mergers, the combined company to achieve their objectives;

•	the expected financings and investments and additional leverage that OCSL, OCSI or, following the Mergers, the combined company may seek to incur in the future;

•	the adequacy of the cash resources and working capital of OCSL, OCSI or, following the Mergers, the combined company;

•	the timing of cash flows, if any, from the operations of the portfolio companies of OCSL, OCSI or, following the Mergers, the combined company; and

•	the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability.

In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of each of OCSL’s and OCSI’s Annual Reports on Form 10-K (file no. 814-00755 and 814-01013, respectively) for the fiscal year ended September 30, 2020, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/prospectus.

Other factors that could cause actual results to differ materially include:

•	changes or potential disruptions in the operations of OCSL, OCSI or, following the Mergers, the combined company, the economy, financial markets or political environment;

•	risks associated with possible disruption in the operations of OCSL and OCSI or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic;

•

future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to Business Development Companies or RICs;

•	general considerations associated with the COVID-19 pandemic; and

•	other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of OCSL, OCSI or, following the Mergers, the combined company.

OCSL and OCSI have based the forward-looking statements included in this joint proxy statement/prospectus on information available to them on the date of this presentation, and they assume no obligation to update any such forward-looking statements. Although OCSL and OCSI undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OCSL and OCSI in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

CAPITALIZATION

The following table sets forth (1) OCSL’s and OCSI’s actual capitalization as of September 30, 2020 and (2) OCSL’s capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with OCSL’s and OCSI’s consolidated financial statements incorporated by reference herein.

	As of September 30, 2020 (dollar amounts in thousands, except share and per share data)
	Actual (audited)	Actual (audited)	Pro forma Adjustments (unaudited)		Pro Forma (unaudited)
	OCSL	OCSI			OCSL
Cash, cash equivalents and restricted cash	$39,096	$29,500	$(7,445	)(1)	$61,151
Debt less unamortized debt issuance costs	709,315	267,586			976,901
Net assets	914,879	266,681	(7,445	)(2)	1,174,115
Total capitalization	$1,624,194	$534,267	$(7,445)		$2,151,016
Number of shares of common stock outstanding	140,960,651	29,466,768	40,379,828		181,340,479
NAV per common share	$6.49	$9.05			$6.47	(3)

(1)

Pro forma adjustments reflect the combined impact of $2.2 million and $2.5 million of estimated transaction expenses expected to be incurred by OCSL and OCSI, respectively, and $2.7 million of estimated OCSI distributions expected to be paid prior to closing in order avoid corporate and excise taxes.

(2)

Pro forma adjustment reflects the shares of OCSL common stock issued to OCSI stockholders based on an exchange ratio of 1.370 shares of OCSL common stock for each share of OCSI common stock. For purposes of calculating the exchange ratio, the OCSL NAV and OCSI NAV was adjusted by the transaction expenses and estimated OCSI distributions previously discussed in Note (1).

(3)	The decrease of $0.02 in pro forma NAV per common share is the result of estimated OCSL transaction costs.

THE OCSL ANNUAL MEETING

Date, Time and Place of the OCSL Annual Meeting

The OCSL Annual Meeting will be held virtually on March 15, 2021, at 10:00 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsl2021.    This joint proxy statement/prospectus and the accompanying materials are being mailed on or about January 21, 2021 to stockholders of record of OCSL and are available at www.proxyvote.com.

Purpose of the OCSL Annual Meeting

At the OCSL Annual Meeting, OCSL Stockholders will be asked to approve each of (i) the nominees proposed by the OCSL Board in connection with the Director Proposal; (ii) the Auditor Proposal; and (iii) the Merger Stock Issuance Proposal.

After careful consideration and, with respect to the Merger Stock Issuance Proposal, on the recommendation of the OCSL Special Committee, the OCSL Board unanimously recommends that OCSL Stockholders vote “FOR” the election of each of the nominees proposed by the OCSL Board in connection with the Director Proposal, “FOR” the Auditor Proposal and “FOR” the Merger Stock Issuance Proposal.

Record Date

The OCSL Record Date is January 19, 2021. The OCSL Record Date is established by the OCSL Board, and only holders of record of shares of OCSL Common Stock at the close of business on the OCSL Record Date are entitled to receive notice of the OCSL Annual Meeting and vote at the OCSL Annual Meeting. As of the OCSL Record Date, there were 140,960,651 shares of OCSL Common Stock outstanding. Each share of OCSL Common Stock held by a holder of record as of the OCSL Record Date has one vote on each matter considered at the OCSL Annual Meeting.

Quorum and Adjournments

For OCSL to conduct business at the OCSL Annual Meeting, a quorum of OCSL Stockholders must be present. The presence at the OCSL Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of OCSL Common Stock outstanding on the OCSL Record Date will constitute a quorum. Votes to “withhold authority” and abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes at the OCSL Annual Meeting.

Pursuant to OCSL’s bylaws, the chairman of the OCSL Annual Meeting shall have the power to adjourn the OCSL Annual Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the OCSL Annual Meeting.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting.

The Director Proposal is a non-routine matter for OCSL. As a result, if an OCSL Stockholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Director Proposal. Votes to “withhold authority” and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Director Proposal.

The Auditor Proposal is a routine matter for OCSL. As a result, if an OCSL Stockholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will be permitted to exercise voting discretion with respect to the Auditor Proposal. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Auditor Proposal.

The Merger Stock Issuance Proposal is a non-routine matters for OCSL. As a result, if an OCSL Stockholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Merger Stock Issuance Proposal. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Merger Stock Issuance Proposal.

Vote Required

The affirmative vote of a plurality of the shares of OCSL Common Stock outstanding and entitled to vote thereon at the OCSL Annual Meeting is required to elect each director nominee of OCSL (i.e., the candidate receiving the most “for” votes will win each election). Stockholders may not cumulate their votes.

The affirmative vote of the holders of a majority of the votes cast by the holders of outstanding shares of OCSL Common Stock at the OCSL Annual Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Auditor Proposal and the Merger Stock Issuance Proposal (i.e., the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal).

Voting of Management

On the OCSL Record Date, OCSL’s executive officers and directors owned and were entitled to vote approximately 361,761 shares of OCSL Common Stock, representing approximately 0.3% of the outstanding shares of OCSL Common Stock on the OCSL Record Date. None of OCSL’s executive officers or directors has entered into any voting agreement relating to the Mergers.

Voting of Proxies

OCSL encourages OCSL Stockholders to vote their shares, either by voting at the OCSL Annual Meeting or by voting by proxy, which means that OCSL Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with OCSL Stockholders’ instructions. If OCSL Stockholders execute a proxy without specifying their voting instructions, such OCSL Stockholders’ shares will be voted in accordance with the OCSL Board’s recommendation. If any other business is brought before the OCSL Annual Meeting, OCSL Stockholders’ shares will be voted at the OCSL Board’s discretion unless OCSL Stockholders specifically state otherwise on their proxy.

An OCSL Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com or scanning the QR Barcode on the enclosed proxy card.

•

By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-844-557-9030 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also vote by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on March 14, 2021.

Important notice regarding the availability of proxy materials for the OCSL Annual Meeting. OCSL’s joint proxy statement/prospectus, OCSL’s Annual Report on Form 10-K for the year ended September 30, 2020 and the proxy card are available at www.proxyvote.com.

Revocability of Proxies

If you are a stockholder of record of OCSL, you can revoke your proxy as to OCSL at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the OCSL Annual Meeting to Oaktree Specialty Lending Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary; (ii) submitting a later-dated proxy that OCSL receives before the conclusion of voting at the OCSL Annual Meeting; or (iii) participating in the virtual OCSL Annual Meeting and voting online. If you hold shares of OCSL Common Stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual OCSL Annual Meeting does not revoke your proxy unless you also vote online at the OCSL Annual Meeting.

Solicitation of Proxies

OCSL and OCSI will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Annual Meeting of Stockholders of OCSL or Notice of Special Meeting of Stockholders of OCSI, as applicable, and proxy cards based on their respective numbers of stockholders. OCSL and OCSI intend to use the services of Broadridge to aid in the distribution and collection of proxies for an estimated fee of approximately $50,000 plus pass through charges. No additional compensation will be paid to directors, officers or Oaktree employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers — Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

OCSL Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the OCSL Annual Meeting.

THE OCSI SPECIAL MEETING

Date, Time and Place of the OCSI Special Meeting

The OCSI Special Meeting will be held virtually on March 15, 2021, at 10:30 a.m., Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsi2021. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about January 21, 2021 to stockholders of record of OCSI and are available at www.proxyvote.com.

Purpose of the OCSI Special Meeting

At the OCSI Special Meeting, OCSI Stockholders will be asked to approve the Merger Proposal.

After careful consideration, on the recommendation of the OCSI Special Committee, the OCSI Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Mergers, and unanimously recommends that OCSI Stockholders vote “FOR” the Merger Proposal.

Record Date

The OCSI Record Date is January 19, 2021. The OCSI Record Date is established by the OCSI Board, and only holders of record of shares of OCSI Common Stock at the close of business on the OCSI Record Date are entitled to receive notice of the OCSI Special Meeting and vote at the OCSI Special Meeting. As of the OCSI Record Date, there were 29,466,768 shares of OCSI Common Stock outstanding. Each share of OCSI Common Stock held by a holder of record as of the OCSI Record Date has one vote on each matter considered at the OCSI Special Meeting.

Quorum and Adjournments

For OCSI to conduct business at the OCSI Special Meeting, a quorum of OCSI Stockholders must be present. The presence at the OCSI Special Meeting, virtually or by proxy, of the holders of a majority of the shares of OCSI Common Stock outstanding on the OCSI Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present for quorum purposes at the OCSI Special Meeting.

Pursuant to OCSI’s bylaws, the chairman of the OCSI Special Meeting shall have the power to adjourn the OCSI Special Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the OCSI Special Meeting.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. The Merger Proposal is a non-routine matter for OCSI. As a result, if an OCSI Stockholder holds shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Merger Proposal. Broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of OCSI Common Stock is required to approve the Merger Proposal.

Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal. Proxies received will be voted “FOR” the Merger Proposal, unless OCSI Stockholders designate otherwise.

Voting of Management

On the OCSI Record Date, OCSI’s executive officers and directors owned and were entitled to vote approximately 245,210 shares of OCSI Common Stock, representing approximately 0.8% of the outstanding shares of OCSI Common Stock on the OCSI Record Date. None of OCSI’s executive officers or directors has entered into any voting agreement relating to the Mergers.

Voting of Proxies

OCSI encourages OCSI Stockholders to vote their shares, either by voting at the OCSI Special Meeting or by voting by proxy, which means that OCSI Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with OCSI Stockholders’ instructions. If OCSI Stockholders execute a proxy without specifying their voting instructions, such OCSI Stockholders’ shares will be voted in accordance with the OCSI Board’s recommendation. If any other business is brought before the OCSI Special Meeting, the OCSI Stockholders’ shares will be voted at the OCSI Board’s discretion unless the OCSI Stockholders specifically state otherwise on their proxy.

An OCSI Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com or scanning the QR Barcode on the enclosed proxy card.

•

By telephone: 1-800-690-6903 to reach a toll-free, automated touchtone voting line, or 1-855-643-7307 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•

By mail: You may also vote by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern Time, on March 14, 2021.

Important notice regarding the availability of proxy materials for the OCSI Special Meeting. OCSI’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Revocability of Proxies

If you are a stockholder of record of OCSI, you can revoke your proxy as to OCSI at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the OCSI Special Meeting to Oaktree Strategic Income Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary; (ii) submitting a later-dated proxy that OCSI receives before the conclusion of voting at the OCSI Special Meeting; or (iii) participating in the virtual OCSI Special Meeting and voting online. If you hold shares of OCSI Common Stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual OCSI Special Meeting does not revoke your proxy unless you also vote online at the OCSI Special Meeting.

Solicitation of Proxies

OCSL and OCSI will bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the accompanying Notice of Annual Meeting of Stockholders of OCSL or Notice of Special Meeting of

Stockholders of OCSI, as applicable, and proxy cards based on their respective numbers of stockholders. OCSL and OCSI intend to use the services of Broadridge to aid in the distribution and collection of proxies for an estimated fee of approximately $50,000 plus pass through charges. No additional compensation will be paid to directors, officers or Oaktree employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers — Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

OCSI Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the OCSI Special Meeting.

THE MERGERS

The discussion in this joint proxy statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.

General Description of the Merger

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OCSI. OCSI will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware and a direct, wholly owned subsidiary of OCSL. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the effectiveness of the Merger, OCSI will merge with and into OCSL, with OCSL as the surviving entity in the Second Merger. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of OCSI Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of OCSL Common Stock equal to the Exchange Ratio, plus any cash in lieu of fractional shares.

Based on the number of shares of OCSL Common Stock issued and outstanding and the NAVs of OCSL and OCSI as of September 30, 2020 (and excluding transaction costs and tax-related distributions), OCSL would issue approximately 1.394 shares of OCSL Common Stock for each share of OCSI Common Stock outstanding, resulting in pro forma ownership of 77.4% for current OCSL Stockholders and 22.6% for current OCSI Stockholders.

Background of the Merger

Since an affiliate of Oaktree became investment adviser to each of OCSL and OCSI in October 2017, each of the Boards has met regularly to provide governance and oversight for the ongoing operation of the business of each of OCSL and OCSI, with a focus on investor protection and maximizing stockholder value. Among other items, at these meetings, each Board reviewed long-term strategic plans for OCSL and OCSI as well as potential business opportunities for each of OCSL and OCSI. As part of these discussions, Oaktree and its affiliates have explored means of reducing the discounts to NAV by which each of OCSL Common Stock and OCSI Common Stock has generally traded since October 2017, including through stock repurchase programs and/or equity raises. Oaktree and the Boards have focused their efforts on opportunities to provide additional scale to OCSL and, in particular, OCSI because of the tendency of Business Development Companies with smaller market capitalizations to trade at a larger discount or smaller premium to NAV. In addition, Oaktree and its affiliates have discussed with the Boards means of attracting additional equity research analyst coverage and institutional investors, as additional interest in the stock by potential investors could yield additional secondary market activity, help reduce the discount to NAV per share and otherwise make raising equity capital in the future easier in addition to providing additional liquidity for existing stockholders. Oaktree and its affiliates also have discussed with the OCSI Board limitations on Business Development Companies with market capitalizations and net assets comparable to OCSI related to investment grade credit ratings and related limitations on access to debt capital on attractive terms in the unsecured debt markets.

As part of these reviews of long-term strategic plans for OCSL and OCSI, Oaktree and its affiliates have regularly reviewed with the OCSL Board and the OCSI Board potential mergers, acquisitions, joint ventures and other similar transaction opportunities that could enhance stockholder value, including opportunities related to each Company’s existing joint venture arrangements. From time-to-time, Oaktree and its affiliates have presented to the OCSL Board and the OCSI Board, and the OCSL Board and OCSI Board have considered and discussed, possible strategic transactions that were available to OCSL and OCSI, respectively, and the potential benefits and risks of such transactions.

The onset of the COVID-19 pandemic in March 2020 contributed to significant market volatility and disruption both in the United States and globally. In the United States, the response of federal, state and local authorities to the COVID-19 pandemic included widespread “stay at home” orders and the temporary closure of certain businesses, which impacted the supply chains, consumer demand and/or the operations of many businesses.

On April 30, 2020, at a joint regular telephonic meeting of the OCSL Board and the OCSI Board, with representatives of Oaktree, Stradley Ronon Stevens & Young, LLP (“Stradley”), counsel to the Independent Directors, and Proskauer Rose LLP (“Proskauer”), counsel to Oaktree and each of OCSL and OCSI, also in attendance, representatives of Oaktree discussed at length the performance of each of OCSL and OCSI since the onset of the COVID-19 pandemic as well as proactive actions taken by Oaktree and its affiliates to evaluate and support OCSL’s and OCSI’s portfolio companies in light of the COVID-19 pandemic, including outreach to a variety of management teams and sponsors. Representatives of Oaktree noted that, in the then-current environment, they believed attractive risk-adjusted returns could be achieved by making loans to companies in the middle market. Moreover, given the breadth of Oaktree’s investment platform, they expressed a belief that Oaktree had the resources and experience to source, diligence and structure investments in these companies and were well placed to generate attractive returns for investors during the COVID-19 pandemic. Representatives of Oaktree then discussed with the Boards potential opportunities to enhance the balance sheet of each of OCSL and OCSI in order to ensure both entities were well-capitalized to support existing portfolio companies and to make opportunistic investments going forward. As part of this discussion, Oaktree representatives presented to the Boards two means of raising additional equity capital for OCSL and OCSI: (1) issuing shares of OCSL Common Stock or OCSI Common Stock, as applicable, at a price below NAV per share and (2) conducting a rights offering to existing stockholders. Oaktree representatives then outlined the potential benefits and negative considerations of both options, noting in particular that both options would result in dilution (perhaps significant) to existing stockholders and that the stockholder vote required by the Investment Company Act for a Business Development Company to issue shares of common stock at a price below NAV (outside of a rights offering) would likely be difficult for OCSL or OCSI to achieve given their respective stockholder bases.

On July 31, 2020, at a joint regular telephonic meeting of the OCSL Board and the OCSI Board, with representatives of Oaktree, Stradley and Proskauer also in attendance, representatives of Oaktree provided an update on the performance of OCSL’s and OCSI’s portfolio during the ongoing COVID-19 pandemic before discussing two possible alternatives for providing additional scale to OCSI: (1) issuing shares of OCSI Common Stock at NAV per share, with Oaktree funding the difference between NAV per share and the price per share paid by investors, and (2) merging OCSI with and into OCSL. Representatives of Oaktree discussed key considerations in evaluating the alternatives, including the resulting accretion or dilution to stockholders, but did not recommend taking any action at the time.

On September 21, 2020, a joint special telephonic meeting of the OCSL Board and the OCSI Board was held, with representatives of Oaktree, Stradley and Proskauer also in attendance. Representatives of Oaktree outlined an initial proposal for the Mergers, including that the proposed consideration to be paid to OCSI Stockholders would be determined based on the relative NAVs of OCSL and OCSI within 48 hours prior to consummation of the Mergers (a so-called “NAV-for-NAV” transaction). Oaktree discussed the structure and benefits of a NAV-for-NAV transaction and recent market precedent for such a transaction structure. Oaktree representatives also discussed (1) the proposed fee structure and anticipated capital structure for the combined company post-Mergers, including a waiver of a portion of OCSL’s management fees for a period of time to be determined, (2) the approvals required of OCSL Stockholders and OCSI Stockholders and (3) an indicative timeline for the Mergers. Representatives of Oaktree then discussed the expected benefits of the Mergers with the Boards, including increased scale and secondary market liquidity, greater portfolio diversification, enhanced access to debt capital markets at more attractive pricing, accretion of net investment income per share and potential expense savings. Representatives of Proskauer and Stradley discussed with the Boards the fiduciary duties of the directors of each Board under Delaware law and considerations under the Investment Company Act, which were further documented in a written memorandum from Proskauer.

Given the membership of each of the OCSL Board and the OCSI Board is identical, the OCSL Board and the OCSI Board then discussed the formation of a special committee for each Board, consisting solely of certain

Independent Directors, to analyze and evaluate the Mergers and negotiate the terms of the Mergers on behalf of such Company, with no director serving on the special committee for more than one Board and with each special committee having its own legal counsel. It was noted that Oaktree had provided waivers to enable Proskauer to provide joint representation to each of OCSL, OCSI and Oaktree in the transaction, which was consistent with industry practice in other affiliated investment company mergers. Representatives of Stradley noted that, despite Stradley’s representation of the Independent Directors of both Companies on matters unrelated to the Mergers, Stradley could represent one of the special committees in its evaluation and negotiation of the Mergers, provided that both committees agreed to such representation.

After such discussion, the OCSL Board established the OCSL Special Committee consisting of Ms. Gero and Mr. Ruben. The OCSL Special Committee was authorized to, among other things: (1) review, evaluate, consider and negotiate the terms and conditions of the Mergers and any agreements or arrangements proposed to be entered into by OCSL in connection with or relating to the Mergers, including to determine whether the Mergers are fair to and in the best interests of all OCSL Stockholders and whether the interests of OCSL Stockholders will be diluted for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers; (2) recommend to the OCSL Board what action, if any, should be taken by the OCSL Board with respect to the Mergers and any such agreements or arrangements proposed to be entered into in connection with or relating to the Mergers; (3) hire any advisors that they deemed appropriate, including their own legal counsel and financial advisor; and (4) take such other actions as the OCSL Special Committee may deem to be necessary or appropriate for the OCSL Special Committee to discharge its duties. The OCSL Board determined to proceed with the Mergers only if the OCSL Special Committee (a) determined that the Mergers are fair to and in the best interests of all OCSL Stockholders and that the interests of OCSL Stockholders will not be diluted for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers and (b) recommended to the full OCSL Board to approve the Mergers. The OCSL Special Committee was not obligated to recommend the Mergers or any agreements or arrangements proposed to be entered into by OCSL in connection with or relating to the Mergers to the OCSL Board and was authorized to determine, if the OCSL Special Committee deemed appropriate, that it was in the best interests of OCSL and OCSL Stockholders not to proceed with the Mergers.

The OCSI Board established the OCSI Special Committee consisting of Mr. Zimmerman and Mr. Jacobson. The OCSI Special Committee was authorized to, among other things: (1) review, evaluate, consider and negotiate the terms and conditions of the Mergers and any agreements or arrangements proposed to be entered into by OCSI in connection with or relating to the Mergers, including to determine whether the Mergers are fair to and in the best interests of all of OCSI Stockholders and whether the interests of OCSI Stockholders will be diluted for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers; (2) recommend to the OCSI Board what action, if any, should be taken by the OCSI Board with respect to the Mergers and any such agreements or arrangements proposed to be entered into in connection with or relating to the Mergers; (3) hire any advisors that they deemed appropriate, including their own legal counsel and financial advisor; and (4) take such other actions as the OCSI Special Committee may deem to be necessary or appropriate for the OCSI Special Committee to discharge its duties. The OCSI Board determined to proceed with the Mergers only if the OCSI Special Committee (a) determined that the Mergers are fair to and in the best interests of all OCSI Stockholders and that the interests of OCSI Stockholders will not be diluted for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers and (b) recommended to the full OCSI Board to approve the Mergers. The OCSI Special Committee was not obligated to recommend the Mergers or any agreements or arrangements proposed to be entered into by OCSI in connection with or relating to the Mergers to the OCSI Board and was authorized to determine, if the OCSI Special Committee deemed appropriate, that it was in the best interests of OCSI and OCSI Stockholders not to proceed with the Mergers.

After creation of the OCSL Special Committee and the OCSI Special Committee, representatives of Oaktree discussed with the OCSL Board options (and the expected costs) with respect to the engagement of a financial advisor for the proposed Mergers. The OCSL Board determined that the OCSL Special Committee would further discuss the subject of financial advisors at a future meeting. The OCSL Special Committee then selected Stradley to act as legal counsel to the OCSL Special Committee in connection with its analysis and evaluation of the

Mergers and proceeded to engage Stradley for such role, with the OCSI Special Committee agreeing to proceed on that basis. Stradley agreed to refrain from providing advice to the OCSI Special Committee in connection with the Mergers although it would remain counsel to the OCSI Independent Directors on matters not related to the Mergers, including assisting the Independent Directors in the review of negotiated co-investment transactions and representing the Independent Directors in regularly scheduled quarterly Board and committee meetings.

Following the adjournment of the joint meeting of the Boards, the OCSI Special Committee met separately and without the presence of Oaktree, Proskauer or Stradley for the purpose of selecting legal counsel to represent the OCSI Special Committee in its analysis and evaluation of the Mergers. After interviewing candidates for such role, the OCSI Special Committee selected Dechert LLP (“Dechert”) to act as legal counsel to the OCSI Special Committee and proceeded to engage Dechert in such role and designate it as their independent legal counsel under the Investment Company Act.

On September 23, 2020, Proskauer circulated an initial draft of the Merger Agreement to Stradley and Dechert.

On September 24, 2020, the OCSL Special Committee held a special telephonic meeting, with representatives of Oaktree, Stradley and Proskauer also in attendance. Representatives of Oaktree discussed with the OCSL Special Committee options (and the expected costs) with respect to engaging a financial advisor for the proposed Mergers. Representatives of Proskauer and Stradley discussed considerations under the Delaware General Corporation Law (the “DGCL”) and related case law regarding the potential engagement of a financial advisor by the acquiring entity in a merger. After discussion, the OCSL Special Committee determined to proceed with engaging a financial advisor to provide financial advisory services and evaluate the potential Mergers, including rendering a fairness opinion if requested by the OCSL Special Committee. After discussion among the OCSL Special Committee and representatives of Oaktree, Stradley and Proskauer, the OCSL Special Committee selected certain nationally recognized investment banks to interview for the role of OCSL’s financial advisor in connection with the Mergers and directed Oaktree management to coordinate with Stradley on the scheduling of interviews.

Also, on September 24, 2020, the OCSI Special Committee held a special telephonic meeting with Dechert to discuss the initial draft of the Merger Agreement that had been circulated prior to the meeting and to consider the selection of a financial advisor to the OCSI Special Committee. At the meeting, representatives of Dechert discussed the initial draft of the Merger Agreement that had been circulated prior to the meeting and other aspects regarding the potential mergers. The OCSI Special Committee considered and discussed the reasons for engaging a financial advisor under the DGCL and related case law as well as the approach to be taken to selecting a financial advisor to the OCSI Special Committee for purposes of evaluating the potential Mergers and delivering a fairness opinion regarding the fairness from a financial point of view to holders of OCSI Common Stock of the consideration to be received in connection with the Mergers. After discussion among the OCSI Special Committee and representatives of Dechert, the OCSI Special Committee selected certain nationally recognized investment banks and directed Dechert to coordinate on the scheduling of interviews.

On September 30, 2020, Proskauer circulated a revised draft of the Merger Agreement to Stradley and Dechert.

On September 30, 2020, the OCSI Special Committee held a special telephonic meeting, with representatives of Dechert also in attendance, to interview certain nationally recognized investment banks as financial advisor candidates in connection with its consideration of the Mergers. The OCSI Special Committee evaluated, among other things, the strengths and weaknesses of the presentations made by the financial advisor candidates and each bank’s experience with Business Development Companies, ability to provide high-quality financial advice and assistance with respect to the proposed transaction and estimated fees to be charged in connection with a potential engagement. After evaluating the qualifications of the investment banks, including whether such candidates had relationships with OCSI, OCSL, and Oaktree and its affiliates, the OCSI Special

Committee authorized the engagement of Houlihan Lokey as the financial advisor to the OCSI Special Committee. Subsequent to the meeting, Houlihan Lokey was engaged to act as the financial advisor to the OCSI Special Committee.

On October 1, 2020 and again on October 2, 2020, the OCSL Special Committee held special telephonic meetings, with representatives of Stradley also in attendance, to interview certain nationally recognized investment banks as financial advisor candidates in connection with its consideration of the Mergers. The OCSL Special Committee evaluated, among other things, the strengths and weaknesses of the presentations made by the financial advisor candidates and each bank’s experience with Business Development Companies, ability to provide high-quality financial advice and assistance with respect to the proposed transaction and estimated fees to be charged in connection with a potential engagement. After evaluating the qualifications of the investment banks, including whether such candidates had relationships with OCSI, OCSL, and Oaktree and its affiliates, the OCSL Special Committee authorized the engagement of Keefe, Bruyette & Woods, Inc. (“KBW”) as the financial advisor to the OCSL Special Committee. Subsequent to the meeting, KBW was engaged to act as the financial advisor to the OCSL Special Committee. After considering OCSL’s status as the acquiring entity in the Mergers and the estimated cost to OCSL Stockholders of requesting that KBW render a fairness opinion, the OCSL Special Committee determined to initially engage KBW to render only financial advisory services, but to have the engagement letter with KBW allow the flexibility to have a fairness opinion rendered if requested by the OCSL Special Committee.

On October 1, 2020, the OCSL Special Committee held a special telephonic meeting, with representatives of Oaktree, Stradley and Proskauer also in attendance. Representatives of Oaktree provided the OCSL Special Committee with an overview of Oaktree’s financial analysis of the Mergers, including the key assumptions underlying such analysis, and the net investment income accretion to OCSL that Oaktree expected would result from the proposed Mergers. Representatives of Oaktree also discussed with the OCSL Special Committee the pro forma liquidity and capital structure of OCSL following the Mergers, the consents required under OCSL’s and OCSI’s respective credit facilities, the potential fee waiver Oaktree was proposing, the expected expense savings from the Mergers and the expected accounting treatment of the Mergers. Discussion ensued and Oaktree management responded to questions from the OCSL Special Committee.

Later on October 1, 2020, the OCSI Special Committee held a special telephonic meeting, with representatives of Oaktree, Dechert and Proskauer also in attendance. Representatives of Oaktree provided the OCSI Special Committee with an overview of Oaktree’s financial analysis of the Mergers, including the key assumptions underlying such analysis and the net investment income accretion to OCSI that Oaktree expected would result from the proposed Mergers. Representatives of Oaktree also discussed with the OCSI Special Committee the pro forma liquidity and capital structure of the combined company following the Mergers, the consents required under OCSL’s and OCSI’s respective credit facilities, the expected expense savings from the Mergers and the expected accounting treatment of the Mergers. Discussion ensued and Oaktree management responded to questions from the OCSI Special Committee.

On October 2, 2020, the OCSI Special Committee held a special meeting at which representatives of Dechert were present. At the meeting, the OCSI Special Committee discussed a revised draft of the proposed Merger Agreement that had been circulated to the members of the OCSI Special Committee prior to the meeting. The OCSI Special Committee discussed the material terms of the proposed Merger Agreement, including a discussion of the structure of the proposed Mergers. In addition, the OCSI Special Committee discussed certain deal protection terms included in the draft Merger Agreement, including events of termination and termination fees, non-solicitation covenants and exceptions thereto and certain other covenants, and the appropriateness of such deal protection measures in light of other affiliated fund mergers as well as the overall market for mergers and acquisitions. The members of the OCSI Special Committee asked questions regarding the draft Merger Agreement and a general discussion ensued regarding the proposed Mergers, the draft Merger Agreement, and comments to the draft Merger Agreement. The OCSI Special Committee requested that Dechert provide certain comments to the draft Merger Agreement on behalf of the OCSI Special Committee. Following the meeting, the

OCSI Special Committee requested that Dechert coordinate with Houlihan Lokey regarding the financial analysis to be completed by Houlihan Lokey and reviewed with the OCSI Special Committee.

On October 9, 2020, Stradley provided comments on the draft Merger Agreement.

On October 12, 2020, Proskauer and Stradley had a telephone call to discuss the draft Merger Agreement.

On October 14, 2020, Proskauer circulated a revised draft of the Merger Agreement to Stradley.

Later on October 14, 2020, Dechert provided comments on the draft Merger Agreement.

On October 16, 2020, Proskauer circulated a revised draft of the Merger Agreement to Dechert.

On October 16, 2020, the OCSL Special Committee held a special telephonic meeting, with representatives of Oaktree, KBW, Stradley and Proskauer also in attendance. Representatives from Oaktree provided the OCSL Special Committee with (1) an updated financial analysis of the Mergers, including the proposed waiver by Oaktree of a portion of the base management fee for each of the eight quarters following the closing of the Mergers and updated estimates of transaction expenses, and (2) an updated analysis of expected expense savings. Representatives of Oaktree then discussed the potential accounting treatment of the Mergers and the expected impact on OCSL’s financial statements after consummation of the proposed Mergers. After the discussion with representatives of Oaktree, the OCSL Special Committee consulted with representatives of KBW regarding, among other things, (a) potential benefits of the Mergers (as identified by Oaktree) and a comparison of the Mergers to other potential strategic alternatives, including an equity raise at below NAV (either through direct issuance of shares or through a rights offering) or a merger with an unaffiliated Business Development Company, (b) the implied Exchange Ratio based on June 30, 2020 NAVs, (c) the benchmarking of the implied proposed transaction pricing based on such implied Exchange Ratio against the market performance of selected publicly traded companies, (d) the synergistic investment overlap between OCSL and OCSI and (e) illustrative pro forma financial statements and relative contribution to the pro forma company. Representatives of KBW observed that, based on Oaktree’s assumptions underlying the Mergers, the Mergers could be accretive to OCSL’s net investment income. Following this discussion with KBW, Proskauer and Stradley discussed the draft Merger Agreement with the OCSL Special Committee at length, including the covenants and procedures related to unsolicited transaction proposals and remaining open items, and the expected timeline for execution of the agreement. The OCSL Special Committee then met in executive session with KBW and Stradley and discussed the financial aspects of the Mergers reviewed by KBW earlier in the meeting and certain aspects of the draft Merger Agreement, including potential termination fees.

On October 19, 2020, Proskauer circulated a revised draft of the Merger Agreement to Stradley.

On October 20, 2020, the OCSI Special Committee held a special telephonic meeting, with representatives of Oaktree, Dechert, Proskauer and Houlihan Lokey also in attendance. Representatives from Oaktree provided the OCSI Special Committee with (1) an updated financial analysis of the Mergers, including the proposed waiver by Oaktree of a portion of the base management fee for each of the eight quarters following the closing of the Mergers and updated estimates of transaction expenses and (2) an updated analysis of expected expense savings. Representatives of Oaktree then discussed the potential accounting treatment of the Mergers and the expected impact on OCSL’s financial statements after consummation of the proposed Mergers. After these discussions, representatives of Houlihan Lokey reviewed and discussed with the OCSI Special Committee its proposed financial analysis of OCSI, OCSL and the Mergers. Representatives of Houlihan Lokey discussed considerations regarding the strategic rationale for the Mergers and described the methods that Houlihan Lokey intended to use in evaluating the fairness, from a financial point of view, to holders of OCSI Common Stock (other than OCSL and any of its consolidated subsidiaries, including Merger Sub (collectively, the “Excluded Holders”)) of the Exchange Ratio. Following Houlihan Lokey’s review, Proskauer discussed the draft Merger Agreement with the OCSI Special Committee, noting the current status of the Merger Agreement, remaining open items and the expected timeline for execution of the Merger Agreement.

On October 21, 2020, Proskauer, Dechert and Stradley held a telephone call to discuss the draft Merger Agreement, including the proposed termination fee.

On October 22, 2020, Proskauer circulated a revised draft of the Merger Agreement to Stradley and Dechert.

On October 25, 2020, Stradley confirmed they did not have any further comments on the draft Merger Agreement and, on October 26, 2020, Dechert provided final comments on the draft Merger Agreement, subject in each case to finalization of the dollar amount of the agreed termination fee.

On October 26, 2020, the OCSI Special Committee held a special telephonic meeting with representatives of Houlihan Lokey and Dechert present. At the meeting, representatives of Houlihan Lokey discussed Houlihan Lokey’s preliminary financial analyses of the potential merger with OCSL, including a discussion of the methods and the financial metrics used in its analyses. Houlihan Lokey reviewed the financial terms of the potential transaction and historical trading prices of each of OCSI and OCSL. Houlihan Lokey also discussed the historical financial results for both OCSI and OCSL and reviewed with the OCSI Special Committee financial projections prepared by the management of Oaktree relating to each of OCSI, OCSL and the combined company that would be created if the proposed mergers were consummated. Houlihan Lokey responded to questions raised by the members of the OCSI Special Committee.

On October 28, 2020, Proskauer circulated a revised draft of the Merger Agreement to Stradley and Dechert, each of which confirmed that their firm had no further comments.

On October 28, 2020, the OCSL Special Committee held a special telephonic meeting, with representatives of Oaktree, Stradley, Proskauer and KBW also in attendance. Representatives of Oaktree reviewed with the OCSL Special Committee the key benefits that Oaktree expected to accrue to OCSL and the OCSL Stockholders as a result of the Mergers, including increased scale, enhanced diversification from an integrated portfolio, operating synergies and greater access to debt capital markets. Representatives of Oaktree also discussed with the OCSL Special Committee the potential risks of the Mergers, including the time and ability to rotate out of lower-yielding OCSI assets and potential stockholder litigation. Oaktree representatives noted that, in order to maintain its RIC status and avoid paying excise taxes, OCSI would be required to distribute all previously undistributed taxable income immediately prior to closing of the Mergers, which would reduce its NAV for determining the Exchange Ratio. Representatives of Oaktree then described the expected accounting treatment of the Mergers. Oaktree then described the valuation process for determining the NAVs of OCSL and OCSI within 48 hours of closing in order to calculate the Exchange Ratio and provided an update to its financial analysis of the Mergers.

The OCSL Special Committee then consulted with representatives of KBW, who reviewed potential benefits of the Mergers (both independently and as compared to alternatives including a below-NAV equity raise or rights offering and a merger with an unaffiliated entity) as discussed with the committee at a previous meeting, including the potential for net investment income accretion. KBW also reviewed with the OCSL Special Committee an implied transaction value for the Mergers of $6.67 per OCSI share based on (1) the implied Exchange Ratio resulting from the June 30, 2020 NAVs for OCSL and OCSI (taking into account estimated transaction expenses), (2) recent trading prices for OCSL Common Stock and OCSI Common Stock as of October 23, 2020 and (3) the number of shares of OCSI Common Stock outstanding as of June 30, 2020. KBW compared this implied transaction value and certain financial measures based on it (including the multiples of such implied transaction price to NAV and to net investment income for the 12 months ended June 30, 2020) with the 25th, median and 75th percentile multiples of three groups of selected precedents as follows, based on publicly available information: (1) a selected group of publicly traded BDCs, (2) a selected group of BDC mergers and acquisitions and (3) a selected group of mergers involving affiliated BDCs.

Selected Public BDCs (1)
	Implied Transaction Value	25th Percentile	Median	75th Percentile
Price / NAV per share	0.79x	0.67x	0.78x	0.89x
Price / LTM NII	11.3x	6.8x	8.6x	11.8x

(1)	Includes the following publicly traded BDCs: Golub Capital BDC, Inc., TCG BDC, Inc., PennantPark Floating Rate Capital Ltd. and Solar Senior Capital Ltd.

Selected BDC M&A (1)
	Implied Transaction Value	25th Percentile	Median	75th Percentile
Price / NAV per share	0.79x	0.61x	0.85x	1.00x
Price / LTM NII	11.3x	5.3x	9.6x	10.8x

(1)

Includes the following transactions: Barings BDC, Inc.–MVC Capital, Inc., Portman Ridge Finance Corporation–Garrison Capital Inc., Goldman Sachs BDC, Inc.–Goldman Sachs Middle Market Lending Corp., Crescent Capital BDC, Inc.–Alcentra Capital Corporation, Portman Ridge Finance Corporation–OHA Investment Corporation, East Asset Management, LLC–Rand Capital Corporation, Golub Capital BDC, Inc.–Golub Capital Investment Corporation, FS Investment Corporation–Corporate Capital Trust, Inc., Benefit Street Partners L.L.C./Barings LLC–Triangle Capital Corporation, TCG BDC, Inc.–NF Investment Corp., CION Investment Corporation–Credit Suisse Park View BDC, Inc., Great Elm Capital Corp.–Full Circle Capital Corporation, Ares Capital Corporation–American Capital, Ltd., PennantPark Floating Rate Capital Ltd.–MCG Capital Corporation, CLO Partners LLC/Saratoga Investment Advisors, LLC–GSC Investment Corp., Ares Capital Corporation–Allied Capital Corporation, Prospect Capital Corporation–Patriot Capital Funding, Inc. and Highland Credit Strategies Fund–Highland Distressed Opportunities, Inc.

Selected Affiliated BDC M&A (1)
	Implied Transaction Value	25th Percentile	Median	75th Percentile
Price / NAV per share	0.79x	0.97x	1.07x	1.07x
Price / LTM NII	11.3x	10.4x	10.5x	12.0x

(1)

Includes the following transactions: Goldman Sachs BDC, Inc.–Goldman Sachs Middle Market Lending Corp., Golub Capital BDC, Inc.–Golub Capital Investment Corporation and FS Investment Corporation–Corporate Capital Trust, Inc.

Given OCSL’s status as the acquiring entity in the Mergers, the NAV-for-NAV structure of the proposed Mergers and the cost to OCSL of the OCSL Special Committee receiving a fairness opinion, the OCSL Special Committee did not request that KBW render a fairness opinion to the OCSL Special Committee.

Representatives of Proskauer then reviewed with the OCSL Special Committee the revised draft of the Merger Agreement and discussed the material changes since the draft previously reviewed and discussed with the OCSL Special Committee, including with respect to the termination fee. Discussion ensued and Proskauer responded to questions from the OCSL Special Committee.

Following a discussion of the foregoing matters and other matters presented, the OCSL Special Committee (1) unanimously determined, and recommended that the OCSL Board determine, (a) that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of OCSL and the OCSL Stockholders and (b) that the interests of existing OCSL Stockholders would not be diluted for purposes of Rule 17a-8 of the Investment Company Act as a result of the transactions contemplated by the Merger Agreement, including the Mergers and (2) unanimously recommended that the OCSL Board approve the Merger Agreement and the transactions contemplated thereby, including the Mergers.

Later on October 28, 2020, the OCSI Special Committee held a special telephonic meeting, with representatives of Oaktree, Dechert, Proskauer and Houlihan Lokey also participating in such meeting. Representatives of Oaktree reviewed with the OCSI Special Committee the key benefits that Oaktree expected to accrue to OCSI and the OCSI Stockholders as a result of the Mergers, including increased scale, enhanced diversification from an integrated portfolio, operating synergies and greater access to debt capital markets. Representatives of Oaktree also discussed with the OCSI Special Committee the potential risks of the Mergers, including the time and ability to rotate out of lower-yielding OCSI assets and potential stockholder litigation. Oaktree representatives noted that, in order to maintain its RIC status and avoid paying excise taxes, OCSI would be required to distribute all previously undistributed taxable income immediately prior to closing of the Mergers, which would reduce its NAV for determining the Exchange Ratio. Representatives of Oaktree then described the expected accounting treatment of the Mergers and the valuation process for determining the NAVs of OCSL and OCSI within 48 hours of closing in order to calculate the Exchange Ratio and provided an update to its financial analysis of the Mergers. At the request of the OCSI Special Committee, Houlihan Lokey then reviewed and discussed its financial analyses with respect to OCSI, OCSL and the proposed Mergers. Thereafter, at the request of the OCSI Special Committee, Houlihan Lokey orally rendered its opinion to the OCSI Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion dated October 28, 2020 addressed to the OCSI Special Committee and, as requested by the OCSI Special Committee, the OCSI Board), as to, as of such date, the fairness, from a financial point of view, to holders of OCSI Common Stock (other than the Excluded Holders) of the Exchange Ratio provided for in the Merger pursuant to the Merger Agreement. Representatives of Proskauer then reviewed with the OCSI Special Committee the revised draft of the Merger Agreement and discussed the material changes since the draft previously reviewed by and discussed with the OCSI Special Committee, including with respect to the termination fee. Discussion ensued and Proskauer responded to questions from the OCSI Special Committee.

Following a discussion of the foregoing matters and other matters presented, the OCSI Special Committee (1) unanimously determined, and recommended that the OCSI Board determine, (a) that the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement are advisable, fair to and in the best interests of OCSI and the OCSI Stockholders and (b) that the interests of existing OCSI Stockholders would not be diluted for purposes of Rule 17a-8 of the Investment Company Act as a result of the transactions contemplated by the Merger Agreement, including the Mergers and (2) unanimously recommended that the OCSI Board approve the Merger Agreement and the transactions contemplated thereby, including the Mergers.

On October 28, 2020, following completion of the meetings of both the OCSL Special Committee and the OCSI Special Committee, the OCSL Board and the OCSI Board held a special joint telephonic meeting, with representatives of Oaktree, Stradley, Dechert, Proskauer and KBW also in attendance. Representatives of Proskauer reviewed with the Boards the draft Merger Agreement. Representatives of Stradley then discussed with the Boards the findings required for the Mergers to qualify for an exemption to the joint transaction restrictions applicable to BDCs under Section 57 of the Investment Company Act found in Rule 17a-8 of the Investment Company Act, which permits mergers of Business Development Companies with certain affiliates that would otherwise be prohibited by Section 57 of the Investment Company Act. Representatives from Proskauer and Stradley then discussed with the Boards the draft Merger Agreement, the timing of the announcement of the Mergers and the process of soliciting the necessary OCSL Stockholder and OCSI Stockholder approvals.

Thereafter, on the unanimous recommendation of the OCSL Special Committee, the OCSL Board, including all of the OCSL Independent Directors, unanimously (1) determined that (a) the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, are advisable, fair to and in the best interests of OCSL and OCSL Stockholders, and (b) that the interests of existing OCSL Stockholders would not be diluted for purposes of Rule 17a-8 of the Investment Company Act as a result of the transactions contemplated by the Merger Agreement, including the Mergers, (2) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers and the issuance of OCSL Common Stock pursuant to the Merger Agreement. The OCSL Board then directed that issuance of OCSL Common Stock pursuant to the Merger Agreement be submitted to OCSL Stockholders for approval and resolved to recommend that OCSL Stockholders vote to approve the same.

Following approval of the Merger Agreement by the OCSL Board, on the unanimous recommendation of the OCSI Special Committee, the OCSI Board, including all of the OCSI Independent Directors, unanimously (1) determined that (a) the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, are advisable, fair to and in the best interests of OCSI and OCSI Stockholders, and (b) that the interests of existing OCSI Stockholders would not be diluted for purposes of Rule 17a-8 of the Investment Company Act as a result of the transactions contemplated by the Merger Agreement, including the Mergers, (2) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers. The OCSI Board then directed that the Merger Agreement be submitted to the OCSI Stockholders for approval and resolved to recommend that OCSI Stockholders vote to adopt the same and approve the Mergers.

Following the October 28, 2020 meetings of the OCSI Special Committee and the OCSL Special Committee and the joint meeting of the OCSL Board and the OCSI Board, OCSI, OCSL, Merger Sub and Oaktree executed and delivered the Merger Agreement. On October 29, 2020, OCSL and OCSI issued a joint press release announcing the execution of the Merger Agreement and held a joint investor call to discuss the Mergers.

For more information concerning the terms and provisions of the Merger Agreement as negotiated by the parties, see “Description of the Merger Agreement” beginning on page 63 of this joint proxy statement/prospectus.

Reasons for the Mergers

OCSL

At various telephonic meetings, the OCSL Special Committee and the OCSL Board considered the approval of the Mergers and the Merger Agreement. In connection with their consideration, Oaktree provided the OCSL Special Committee and the OCSL Board with information regarding the proposed Mergers, OCSI and the anticipated effects of the Mergers on OCSL and OCSL Stockholders. During the process of reviewing the materials and information provided and considering the Mergers, the OCSL Special Committee and the OCSL Board consulted with Stradley, Proskauer, KBW and other advisors, as well as management of Oaktree. The OCSL Special Committee and the OCSL Board considered the nature and adequacy of the information provided, the terms of the Merger Agreement, their duties under state and federal law in considering and ultimately approving the Merger Agreement and the Mergers and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The OCSL Special Committee and the OCSL Board considered numerous factors, including the ones described below, in connection with their consideration and approval of the Merger Agreement and the Mergers. On October 28, 2020, the OCSL Board and the OCSL Special Committee unanimously determined that the Mergers are in the best interests of OCSL and in the best interests of OCSL Stockholders, and that existing OCSL Stockholders will not suffer any dilution for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers.

In considering the Mergers, the OCSL Special Committee and the OCSL Board reviewed comparative information about OCSL and OCSI including, among other items: (1) their respective investment objectives, strategies, policies and restrictions and what changes, if any, would occur as a result of the Mergers; (2) their individual holdings, including, in particular, the holdings of OCSI that were not currently held by OCSL; (3) their existing leverage facilities; (4) their investment performance and financial results; (5) the level of past distributions and expenses and the anticipated effect of the Mergers on future OCSL net investment income, distributions and expenses; and (6) the U.S. federal income tax implications of the Mergers. In addition, the OCSL Special Committee and the OCSL Board reviewed comprehensive information regarding the anticipated benefits and possible risks to OCSL as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company. The OCSL Special Committee considered the potential financial impacts to OCSL as a result of the Mergers in consultation with KBW, the financial advisor to the OCSL Special Committee.

The OCSL Special Committee and the OCSL Board weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on OCSL and OCSL Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the OCSL Special Committee and the OCSL Board that assisted it in concluding that the Mergers are in the best interests of OCSL and OCSL Stockholders included, among others:

Expected Accretion to Net Investment Income. The OCSL Special Committee and the OCSL Board considered that the Mergers are expected to be accretive to net investment income in both the short-term and long-term. The OCSL Special Committee and the OCSL Board noted that Oaktree expects, in the short term, accretion to net investment income to be delivered primarily by the waiver of base management fees by Oaktree and, over the long term, that expense savings and the rotation of legacy OCSI assets into higher yielding investments will drive net investment income growth. The OCSL Special Committee and the OCSL Board noted that the expected accretion to net investment income from the Mergers was likely a superior outcome in the initial and intermediate term as compared to a direct equity raise or a rights offering.

Increase in First-Lien Investments. The OCSL Special Committee and the OCSL Board considered that, as of June 30, 2020, 88% of OCSI’s investment portfolio at fair value was in first lien senior secured loans, compared to 61% of OCSL’s investment portfolio. Based on the June 30, 2020 portfolio of each of OCSL and OCSI, on a pro forma basis, 68% of the portfolio of the combined entity would be in first lien senior secured loans. The OCSL Special Committee and the OCSL Board considered the lower risk profile of the OCSL portfolio post-Mergers due to a larger percentage of first lien loans.

Expected Greater Access to Debt Capital. The OCSL Special Committee and the OCSL Board discussed how the larger scale of the combined company may improve OCSL’s access to the unsecured debt market compared to what OCSL would be expected to obtain without the scale provided by the Mergers. The OCSL Special Committee and the OCSL Board noted that unsecured debt can offer advantages over traditional bank credit facilities, including longer terms, fewer covenants and, since unsecured debt does not require OCSL to pledge assets as collateral, greater flexibility in times of market volatility. The OCSL Special Committee and the OCSL Board noted that the Mergers would better facilitate maintaining leverage within OCSL’s target levels as compared to a direct equity raise (including a rights offering) or the acquisition of a portfolio of loans from a third party.

Increased Scale and Improved Secondary Market Liquidity. The OCSL Special Committee and the OCSL Board considered scale and liquidity advantages expected to accrue to the combined company as a result of its larger size. The OCSL Special Committee and the OCSL Board considered that larger Business Development Companies tend to have higher average daily trading volumes, which would give existing OCSL Stockholders more flexibility to manage their investments and would be expected to attract new investors, including institutional investors, seeking a more liquid stock than OCSL provides on a standalone basis. The OCSL Special Committee and the OCSL Board also considered that larger Business Development Companies generally have broader coverage by equity research analysts, which is also expected to expand the potential stockholder base of the combined company. The OCSL Special Committee and the OCSL Board noted that increased interest in OCSL Common Stock by a larger number of potential stockholders could result in increased trading volumes and higher trading prices, which could provide greater flexibility and opportunity to raise additional equity capital in the future.

Acquisition of a Known, Diversified Portfolio. The OCSL Special Committee and the OCSL Board considered that the significant overlap of OCSI’s investments with those of OCSL (approximately 55% of the debt investments held by OCSI on June 30, 2020 were also held by OCSL and comprised 50% of OCSL’s debt portfolio as of June 30, 2020) and Oaktree’s familiarity with the investments held by OCSI would result in a more straightforward and faster integration of the portfolio into OCSL’s than a portfolio of a third party. The OCSL Special Committee and the OCSL Board noted that the acquisition of OCSI’s portfolio of investments would lead to a larger portfolio with more individual borrowers. The OCSL Special Committee and the OCSL Board also considered the advantages to OCSL of immediately acquiring known, income-producing assets already diligenced and managed by Oaktree as opposed to the process of raising incremental capital in follow-on equity or rights offerings, and suffering lower returns until such capital is invested in income producing assets consistent with Oaktree’s underwriting standards. The OCSL Special Committee and the OCSL Board also considers that execution and integration risk could be lower as compared to a merger with an unaffiliated entity.

No Dilution. The OCSL Special Committee and the OCSL Boards considered that the Exchange Ratio (and thus the number of shares of OCSL Common Stock to be issued to OCSI Stockholders pursuant to the Merger Agreement) will be determined on a NAV-for-NAV basis (determined shortly before the Closing Date on the basis of methodologies that were considered and approved by the Boards) and therefore the interests of the OCSL Stockholders will not be diluted for purposes of Rule 17a-8 under the Investment Company Act as a result of the Mergers.

Potential for Operational Synergies via the Elimination of Redundant Expenses. The OCSL Special Committee and the OCSL Board also considered that, as a result of the Mergers, certain redundant professional services and other corporate expenses would be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of OCSL and OCSI on a standalone basis. The OCSL Special Committee and the OCSL Board noted that, although certain one-time costs would be borne by OCSL Stockholders in connection with the Mergers, such costs would be offset by the base management fee waiver by Oaktree and operating expenses synergies.

Tax Consequences of the Mergers. The OCSL Special Committee and the OCSL Board considered that the Mergers are expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Mergers are anticipated to be treated as a tax-free reorganization for U.S. federal income tax purposes and OCSL Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers.

Other Considerations. The OCSL Special Committee and the OCSL Board noted that the Mergers are not expected to affect the ability of OCSL to comply with its regulatory obligations, including its ability to continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.

In the course of its deliberations, the OCSL Board and the OCSL Special Committee also considered a variety of risks and other potentially negative factors that could cause the Mergers not to close or the anticipated benefits of the Mergers not to be realized, including the following (which are not in any relative order of importance):

•	Failure to Close. The Mergers may not be completed or that completion may be delayed for reasons beyond the control of OCSL or OCSI.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect OCSL’s business.

•

Restrictions on Conduct of Business. The restrictions on the conduct of OCSL’s business prior to completion of the Mergers, requiring OCSL to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent OCSL from undertaking certain business opportunities that may arise pending completion of the Mergers.

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Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of OCSL to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.

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Failure to Timely Rotate out of OCSI Assets. Certain expected benefits of the Mergers to OCSL depend upon the ability of Oaktree to rotate the combined entity out of certain lower-yielding assets currently held by OCSI into higher yielding assets consistent with OCSL’s investment objectives and strategies. If Oaktree is unable to accomplish this rotation in a timely fashion, it could have an adverse impact on OCSL’s results of operations and the ability to increase net investment income.

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Fees Associated with the Mergers. Except certain limited expenses that will be split equally with OCSI, OCSL will be responsible for the expenses incurred by OCSL in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement, whether or not the Mergers are ultimately consummated.

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Litigation Risk. Mergers of publicly traded companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from OCSL’s business.

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Other Risks. There are various other risks associated with the Mergers and the business of OCSL and the combined company described in the section entitled “Risk Factors” beginning on page 20 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 29.

This discussion of the information and factors that the OCSL Special Committee and the OCSL Board considered in making their decisions is not intended to be exhaustive but includes the material benefits, risks and other factors considered by the OCSL Special Committee and the OCSL Board. Because of the wide variety of factors considered in connection with the evaluation of the Mergers and Merger Agreement and the complexity of those matters, the OCSL Board and the OCSL Special Committee did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the OCSL Special Committee and the OCSL Board may have given different weights to different factors.

The OCSL Special Committee consulted with KBW, as its financial advisor, in connection with its evaluation of the financial terms of the Mergers. In addition, the OCSL Special Committee and the OCSL Board relied on their respective legal advisors for legal analysis in connection with the transactions contemplated by the Merger Agreement, including the Mergers.

The OCSL Special Committee and, upon the unanimous recommendation of the OCSL Special Committee, the OCSL Board considered all of these factors and others as a whole and, on balance, determined the Mergers to be in the best interests of OCSL and OCSL Stockholders and unanimously approved the Mergers and the Merger Agreement.

OCSI

At various telephonic meetings, the OCSI Special Committee and the OCSI Board considered the approval of the Mergers and the Merger Agreement. In connection with their consideration, Oaktree provided the OCSI Special Committee and the OCSI Board with information regarding the proposed Mergers, OCSL and the anticipated effects of the Mergers on OCSI and OCSI Stockholders. Throughout the process of reviewing the materials and information provided and considering the Mergers, the OCSI Special Committee and the OCSI Board consulted with Proskauer, Dechert, Houlihan Lokey and other advisors, as well as management of Oaktree. The OCSI Special Committee and the OCSI Board considered the nature and adequacy of the information provided, the terms of the Merger Agreement, their duties under state and federal law in considering and ultimately approving the Merger Agreement and the Mergers and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The OCSI Special Committee and the OCSI Board considered numerous factors, including the ones described below, in connection with their consideration and approval of the Merger Agreement and the Mergers. On October 28, 2020, the OCSI Board and the OCSI Special Committee unanimously determined that the Mergers are in the best interests of OCSI and in the best interests of OCSI Stockholders, and that existing OCSI Stockholders will not suffer any dilution for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers.

In considering the Merger, the OCSI Special Committee and the OCSI Board reviewed comparative information about OCSI and OCSL including, among other items: (1) their respective investment objectives, strategies, policies and restrictions and what changes would occur as a result of the Mergers; (2) information regarding how their holdings differ; (3) their existing leverage facilities; (4) their short-term and long-term investment performance history and financial results; (5) the level of past distributions and expenses and the anticipated effect of the Mergers on future net investment income, distributions and expenses; and (6) the U.S. federal income tax implications of the Mergers. In addition, the OCSI Special Committee and the OCSI Board reviewed comprehensive information regarding the anticipated benefits and possible risks to OCSI and OCSI Stockholders as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company. With respect to the potential impacts to OCSI and OCSI Stockholders as a result of the Mergers, the OCSI Special Committee also considered certain financial analysis prepared for the OCSI Special Committee by Houlihan Lokey, the financial advisor engaged by the OCSI Special Committee to provide an opinion to the OCSI Special Committee and, at the request of the OCSI Special Committee, the OCSI Board regarding the fairness, from a financial point of view, to the holders of OCSI Common Stock (other than the Excluded Holders) of the Exchange Ratio provided for in the Mergers pursuant to the Merger Agreement.

The OCSI Special Committee and the OCSI Board weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on OCSI and OCSI Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the OCSI Special Committee and the OCSI Board that assisted it in concluding that the Mergers are in the best interests of OCSI and OCSI Stockholders included, among others:

Expected Accretion to Net Investment Income. The OCSI Special Committee and the OCSI Board considered that the Mergers are expected to be accretive to net investment income in both the short-term and long-term. The OCSI Special Committee and the OCSI Board noted that Oaktree expects, in the short term, accretion to net investment income to be delivered primarily by the waiver of base management fees by Oaktree and, over the long term, that expense savings and the rotation of legacy OCSI assets into higher yielding investments will drive net investment income growth.

Increased Portfolio Yield. The OCSI Special Committee and the OCSI Board considered that, as of June 30, 2020, the weighted average yield on debt investments in OCSL’s and OCSI’s portfolio was 8.1% and 6.5% (excluding the OCSI Glick JV, which was on non-accrual status), respectively, and that as a result of the Mergers, OCSI Stockholders would be invested in an entity with a higher weighted average portfolio yield.

Expected Greater Access to Debt Capital. The OCSI Special Committee and the OCSI Board considered how OCSL’s investment grade credit rating would allow the combined company to access the unsecured institutional debt market. The OCSI Board noted that unsecured debt can offer advantages over bank credit facilities currently utilized by OCSI including longer terms, fewer covenants and, since unsecured debt does not require pledging assets as collateral, greater flexibility in times of market volatility.

Increased Equity Coverage and Improved Secondary Market Liquidity. In the Mergers, OCSI Stockholders will receive OCSL Common Stock and the assets of OCSI will be incorporated into OCSL, increasing OCSL’s market capitalization and NAV. The OCSI Special Committee and the OCSI Board considered that larger Business Development Companies tend to have higher average daily trading volumes, which would give existing OCSI Stockholders more flexibility to manage their investments and would be expected to attract new investors seeking a more liquid stock than either company provides on a standalone basis. The OCSI Board and the OCSI Special Committee noted that, as a standalone company, OCSI is only followed by a single equity research analyst and would benefit from the additional research coverage received by OCSL (which is currently covered by seven equity research analysts). They further noted that OCSL’s increased size as a result of the Mergers could result in additional market coverage of OCSL by analysts and, potentially, an increased focus by current and potential investors on the combined company. The OCSI Special Committee and the OCSI Board noted that increased interest in the OCSL Common Stock by a larger number of potential stockholders could result in increased trading volumes and higher trading prices, which could provide greater flexibility for the combined company to raise additional equity capital in the future.

Expected Dividend Accretion. The OCSI Special Committee and the OCSI Board considered that the Mergers would be accretive to dividends received by OCSI Stockholders in both the short-term and long-term, as OCSI Stockholders would benefit from the higher yielding assets currently in the OCSL portfolio and the rotation of existing OCSI assets into higher yielding assets consistent with OCSL’s investment objective and strategies.

Continuity of Oaktree and the Management Team. The OCSI Special Committee and the OCSI Board, considered that the combined company would have the same investment adviser and management team that have already been considered and approved by the OCSI Board. The OCSI Special Committee and the OCSI Board considered that, because there would be no change in the investment adviser, the combined entity and the OCSI Stockholders would be expected to receive the same nature, quality and extent of services from Oaktree that they are currently receiving and would continue to benefit from the experience and expertise of its current management team, including familiarity with the investment portfolio.

Ease of Portfolio Integration. The OCSI Special Committee and the OCSI Board considered that the significant overlap of OCSI’s investments with those of OCSL (approximately 50% of the investments held by OCSI on June 30, 2020 were also held by OCSL) and Oaktree’s familiarity with the investments held by OCSI would result a more straightforward and faster integration of OCSI’s portfolio into that of OCSL than into a portfolio of an unaffiliated acquirer with reduced execution risk. The OCSI Special Committee and the OCSI Board also considered the larger portfolio size and increased number of individual borrowers of the combined entity.

Potential for Operational Synergies via the Elimination of Redundant Expenses. The OCSI Special Committee and the OCSI Board also considered that, as a result of the Mergers, certain redundant professional services and other corporate expenses would be eliminated, which would reduce the potential expenses of the combined company as compared to the aggregate expenses of OCSL and OCSI on a standalone basis. The OCSI Special Committee and the OCSI Board noted that, although certain one-time costs would be borne by OCSI Stockholders in connection with the Mergers, such costs would be offset by operating expense synergies.

Tax Consequences of the Mergers. The OCSI Special Committee and the OCSI Board considered that the Mergers are expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. OCSI Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of OCSI Common Stock for shares of OCSL Common Stock pursuant to the Mergers, except with respect to cash received in lieu of fractional shares of OCSL Common Stock. OCSI Stockholders will receive a distribution of their proportionate share of OCSI’s undistributed net investment income and net realized gains, if any, prior to or shortly after the completion of the Mergers (the “OCSI Distribution”) that generally will be taxable to taxable stockholders for U.S. federal, state and local income tax purposes. The OCSI Distribution may include return of capital which would generally result in a reduction in basis.

Opinion of Houlihan Lokey, Financial Advisor to the OCSI Special Committee. The OCSI Special Committee considered the financial analysis reviewed by Houlihan Lokey with the OCSI Special Committee as well as the oral opinion of Houlihan Lokey rendered to the OCSI Special Committee on October 28, 2020 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion dated October 28, 2020 addressed to the OCSI Special Committee and, as requested by the OCSI Special Committee, the OCSI Board), as to, as of October 28, 2020, the fairness, from a financial point of view, to the holders of OCSI Common Stock (other than the Excluded Holders) of the Exchange Ratio provided for in the Merger pursuant to the Merger Agreement, as more fully described below in the section entitled “ — Opinion of the Financial Advisor to the OCSI Special Committee.”

Other Considerations. The OCSI Special Committee and the OCSI Board also considered that the OCSI Board will declare the OCSI Distribution.

In the course of its deliberations, the OCSI Board and the OCSI Special Committee also considered a variety of risks and other potentially negative factors, including the following (which are not in any relative order of importance):

•	Failure to Close. It is possible that the Mergers may not be completed or that completion may be delayed for reasons beyond the control of OCSL or OCSI.

•	Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect OCSI’s business.

•

Restrictions on Conduct of Business. The restrictions on the conduct of OCSI’s business prior to completion of the Mergers, requiring OCSI to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent OCSI from undertaking business opportunities that may arise pending completion of the Mergers.

•

Restrictions on Superior Proposals. The Merger Agreement includes restrictions on the ability of OCSI to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Additional Agreements”), which could have the effect of discouraging such proposals from being made or pursued.

•

Fees Associated with the Mergers. Except certain limited expenses that will be split equally with OCSL, OCSI will be responsible for the expenses incurred by OCSI in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement, whether or not the Mergers are ultimately consummated.

•

Litigation Risk. Mergers of publicly traded companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from the combined company’s business.

•

Failure to Timely Rotate out of OCSI Assets. Certain expected benefits of the Mergers to OCSI Stockholders depend upon the ability of Oaktree to rotate the combined entity out of certain lower-yielding assets currently held by OCSI into higher yielding assets consistent with OCSL’s investment objectives and strategies. If Oaktree is unable to accomplish this rotation in a timely fashion, it could have an adverse impact on the combined entity’s results of operations and the ability to increase net investment income.

•

Change in Investment Strategy. While there is significant overlap in the investment strategies and portfolio of OCSL and OCSI, certain OCSI Stockholders may prefer exposure to the investment strategy and portfolio of OCSI.

•

Higher Base Management Fee. While Oaktree has agreed to waive $750,000 of base management fees in each of the eight quarters immediately following the closing of the Mergers (for an aggregate waiver of $6.0 million of base management fees), OCSL’s base management fee rate is higher than that of OCSI, which could result in decreases in net investment income or dividends for OCSI Stockholders if Oaktree is unable to successfully rotate out of lower-yielding OCSI investments.

•

Other Risks. There are various other risks associated with the Mergers and the business of OCSI and the combined company described in the section entitled “Risk Factors” beginning on page 20 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 29.

This discussion of the information and factors that the OCSI Special Committee and the OCSI Board considered in making their decisions is not intended to be exhaustive, but includes the material benefits, risks and other factors considered by the OCSI Special Committee and the OCSI Board. Because of the wide variety of factors considered in connection with the evaluation of the Mergers and Merger Agreement and the complexity of those matters, the OCSI Board and the OCSI Special Committee did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the OCSI Special Committee and the OCSI Board may have given different weights to different factors.

The OCSI Special Committee consulted with Houlihan Lokey, as its financial advisor, for analysis of the financial terms of the Mergers. In addition, the OCSI Special Committee and the OCSI Board relied on their legal advisors for legal analysis in connection with the transactions contemplated by the Merger Agreement, including the Mergers.

The OCSI Special Committee and, upon the unanimous recommendation of the OCSI Special Committee, the OCSI Board considered all of these factors and others as a whole and, on balance, determined the Mergers to be in the best interests of OCSI and OCSI Stockholders and unanimously approved the Mergers and the Merger Agreement.

OCSL Board Recommendation

The OCSL Board, upon recommendation of the OCSL Special Committee, has unanimously approved the Merger Agreement, including the Merger and the related transactions, and the proposed issuance of OCSL Common Stock in connection with the Merger, and directed that the proposed issuance of OCSL Common Stock in connection with the Mergers be submitted to the OCSL Stockholders for approval at the OCSL Annual Meeting. The OCSL Board unanimously recommends that OCSL Stockholders vote “FOR” the Merger Stock Issuance Proposal.

OCSI Board Recommendation

The OCSI Board, upon recommendation of the OCSI Special Committee, has unanimously approved the Merger Agreement, including the Mergers and the related transactions, and directed that the Merger Agreement be submitted to the OCSI Stockholders for approval at the OCSI Special Meeting. The OCSI Board unanimously recommends that OCSI Stockholders vote “FOR” the Merger Proposal.

Certain Prospective Financial Information Provided by Oaktree

Neither OCSL nor OCSI (or Oaktree on their behalf), as a matter of course, makes public long-term projections as to their respective future investment income, net investment income or other results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates. However, Oaktree prepared certain unaudited forecasted financial information, which was made available to the OCSL Special Committee, the OCSI Special Committee, the OCSL Board and the OCSI Board in connection with their evaluation of the proposed Mergers and to KBW and Houlihan Lokey who were authorized and directed to use and rely upon such information for purposes of providing financial advice to the OCSL Special Commitee and the OCSI Special Committee, respectively. The prospective financial information contained in this joint proxy statement/prospectus was prepared for internal use and not with a view to public disclosure and is being included in this joint proxy statement/prospectus only because the prospective financial information was provided to the OCSL Special Committee and OCSI Special Committee in connection with their evaluation of the proposed Mergers. The summary of the projections and prospective financial information included in this joint proxy statement/prospectus are not being provided to influence the decision of OCSL Stockholders to vote for the Merger Stock Issuance Proposal or OCSI Stockholders to vote for the Merger Proposal.

The prospective financial information was not prepared with a view to compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information does not purport to present operations in accordance with U.S. generally accepted accounting principles, and OCSL’s and OCSI’s registered public accounting firms have not examined, compiled or otherwise applied procedures to the prospective financial information and accordingly assume no responsibility for such information.

The prospective financial information provided by Oaktree on behalf of OCSL and OCSI, as applicable, was based solely on the information available to Oaktree management at that time. The inclusion of the prospective financial information in this joint proxy statement/prospectus should not be regarded as an indication that the prospective financial information will be necessarily predictive of actual future results, and the forecasts should not be relied upon as such. None of OCSL, OCSI, Oaktree or any other person makes any representation to any security holders regarding the ultimate performance of OCSL or OCSI, as applicable, compared to the prospective financial information set forth in this joint proxy statement/prospectus.

The prospective financial information is not fact and reflects numerous assumptions and estimates as to future events made by Oaktree management of OCSL or OCSI, as applicable, that were believed to be reasonable at the time the prospective financial information was prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to the businesses of OCSL and OCSI, all of which are difficult to predict and many of which are beyond the control of OCSL and OCSI. Other persons attempting to project the future results of OCSL and OCSI will make their own assumptions that could result in projections materially different than those presented in this joint proxy statement/prospectus. In addition, the prospective financial information does not take into account any circumstances or events occurring after the date that they were prepared. Further, the prospective financial information does not take into account the effect of any failure to occur of the Mergers. Accordingly, there can be no assurance that the prospective financial information will be realized, and actual results could vary significantly from those reflected in the prospective financial information.

Neither OCSL nor OCSI intends to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the prospective financial information are shown to be in error. The projections and prospective financial information in this joint proxy statement/prospectus are forward-looking statements. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. See “Special Note Regarding Forward-Looking Statements.”

Oaktree made available the following information with respect to OCSL on a standalone basis:

•	Estimated total increases in annual net investment income per share of between 5.9% and 13.7% by December 31, 2025 as compared to net investment income for the 2020 fiscal year; and

•	Estimated total increases in annual distributions per share of between 25.6% and 35.9% by December 31, 2025 as compared to distributions for the 2020 fiscal year.

Oaktree made available the following information with respect to OCSI on a standalone basis:

•	Estimated total increases in annual net investment income per share of approximately 25.5% by December 31, 2025 as compared to net investment income for the 2020 fiscal year; and

•	Estimated total increases in annual distributions per share of approximately 10.7% by December 31, 2025 as compared to distributions for the 2020 fiscal year.

Oaktree made available the following information with respect to the combined company on a pro forma basis giving effect to the Mergers and the base management fee waiver by Oaktree assuming the Mergers had closed on December 31, 2020:

•	Estimated total increases in net investment income per share of an aggregate of between 13.7% and 23.5% by December 31, 2025 as compared to OCSL’s net investment income for the 2020 fiscal year; and

•	Estimated total increases in annual distributions per share of an aggregate of between 33.3% and 43.6% by December 31, 2025 as compared to OCSL’s distributions for the 2020 fiscal year.

Opinion of the Financial Advisor to the OCSI Special Committee

On October 28, 2020, Houlihan Lokey orally rendered its opinion to the OCSI Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the OCSI Special Committee and the OCSI Board dated October 28, 2020), as to, as of October 28, 2020, the fairness, from a financial point of view, to the holders of OCSI Common Stock (other than the Excluded Holders) of the Exchange Ratio provided for in the Merger pursuant to the Merger Agreement.

Houlihan Lokey’s opinion was directed to the OCSI Special Committee (in its capacity as such) and, as requested by the OCSI Special Committee, the OCSI Board (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of OCSI Common Stock (other than the Excluded Holders) of the Exchange Ratio provided for in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection therewith or otherwise. The summary of Houlihan Lokey’s opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex B to this joint proxy statement/prospectus and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/prospectus are intended to be, and do not constitute, advice or a recommendation to the OCSI Special Committee, the OCSI Board, any security holder of OCSI or any other person as to how to act or vote with respect to any matter relating to the Mergers.

In arriving at its opinion, Houlihan Lokey, among other things:

•	reviewed the Merger Agreement;

•	reviewed certain publicly available business and financial information relating to OCSI and OCSL that Houlihan Lokey deemed to be relevant;

•

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of OCSI and OCSL made available to Houlihan Lokey by Oaktree, including (a) financial projections prepared by the management of Oaktree relating to OCSI (the “OCSI Projections”), (b) financial projections prepared by the management of Oaktree relating to OCSL (the “OCSL Projections”), and (c) solely for illustrative purposes, financial projections prepared by the management of Oaktree relating to OCSL after giving effect to the Merger (the “Pro Forma OCSL Projections”);

•

spoke with certain members of the management of Oaktree and certain of its representatives and advisors regarding the respective businesses, operations, financial condition and prospects of OCSI and OCSL, the Merger and related matters;

•	compared the financial and operating performance of OCSI and OCSL with that of companies with publicly traded equity securities that Houlihan Lokey deemed to be relevant;

•	considered the publicly available financial terms of certain transactions that Houlihan Lokey deemed to be relevant;

•

reviewed the NAV per share of OCSI Common Stock and the NAV per share of OCSL Common Stock as of June 30, 2020, prepared and provided to Houlihan Lokey by Oaktree, as adjusted for estimated transaction expenses provided by Oaktree (the “Adjusted June 30 NAVs”);

•

compared the Exchange Ratio, determined on the basis of the Adjusted June 30 NAVs, to the relative value reference ranges that Houlihan Lokey believed were indicated by its financial analyses of OCSI and OCSL;

•	reviewed the current and historical market prices for certain of OCSI’s and OCSL’s publicly traded equity securities; and

•	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, management of Oaktree advised Houlihan Lokey, and Houlihan Lokey assumed, that the OCSI Projections, the OCSL Projections and the Pro Forma OCSL Projections were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of OCSI, OCSL on a standalone basis and OCSL after giving effect to the Merger, respectively. At the OCSI Special Committee’s direction, Houlihan Lokey assumed that the OCSI Projections and the OCSL Projections provided a reasonable basis on which to evaluate OCSI, OCSL and the Merger and Houlihan Lokey, at the OCSI Special Committee’s direction, used and relied upon the OCSI Projections and the OCSL Projections for purposes of its analyses and opinion. Houlihan Lokey expressed no view or opinion with respect to the OCSI Projections, the OCSL Projections, the Pro Forma OCSL Projections or the respective assumptions on which they were based. Houlihan Lokey relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of OCSI or OCSL since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments referred to therein were true and correct, (b) each party to the Merger Agreement and such other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger would be satisfied without waiver thereof, and (d) the Merger would be consummated in a timely manner in accordance with the terms described in the Merger Agreement and such other related documents and instruments, without any amendments or modifications thereto that would be material to its analyses or opinion. Houlihan Lokey also assumed that the Merger, together with the Second Merger, would qualify, for U.S. federal income tax purposes, as a “reorganization” within the meaning of Section 368(a) of the Code. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the Merger would be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of OCSI or OCSL, or otherwise have an effect on the Merger, OCSI or OCSL or any expected benefits of the Merger that would be material to its analyses or opinion. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of the Merger Agreement would not differ from the copy of the Merger Agreement reviewed by Houlihan Lokey prior to delivering its opinion in any respect material to its analyses or opinion.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to, and did not, make any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of OCSI, OCSL or any other party. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which OCSI or OCSL was or may have been a party or was or may have been subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which OCSI or OCSL was or may have been a party or was or may have been subject.

Houlihan Lokey was not requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Merger, the securities, assets, businesses or operations of OCSI, OCSL or any other party, or any alternatives to the Merger, or (b) advise the OCSI Special Committee, the OCSI Board or any other party with respect to alternatives to the Merger. Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of the opinion. As the OCSI Special Committee was aware, the credit, financial and stock markets had been experiencing unusual volatility and Houlihan Lokey expressed no opinion or view as to any potential effects of such volatility on the Merger, and Houlihan Lokey’s opinion did not purport to address potential developments in any such markets. Furthermore, as the OCSI Special Committee was aware, there was significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the novel coronavirus and COVID-19 and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the novel coronavirus and COVID-19 including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on Houlihan Lokey’s analyses and opinion. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion. Houlihan Lokey did not express any opinion as to what the value of OCSL Common Stock actually would be when issued pursuant to the Merger or the price or range of prices at which OCSI Common Stock or OCSL Common Stock may be purchased or sold, or otherwise be transferable, at any time. Houlihan Lokey assumed that the shares of OCSL Common Stock to be issued in the Merger to holders of OCSI Common Stock would be listed on the Nasdaq immediately following the consummation of the Merger.

Houlihan Lokey’s opinion was furnished for the use of the OCSI Special Committee and the OCSI Board (each in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to, and did not constitute, a recommendation to the OCSI Special Committee, the OCSI Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.

Houlihan Lokey’s opinion only addressed the fairness, from a financial point of view, to the holders of OCSI Common Stock other than the Excluded Holders, of the Exchange Ratio provided for in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger, any related transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the termination of the OCSI Investment Advisory Agreement and the OCSI Administration Agreement or the Second Merger. Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the OCSI Special Committee, the OCSI Board, OCSI, its security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the Exchange Ratio to the extent expressly specified in the opinion), (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of OCSI, or to any other party, except if and only to the extent expressly set forth in the last sentence of the opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might have been available for OCSI, OCSL or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of OCSI’s or any other party’s security holders or other constituents vis-à-vis any other class or group of OCSI’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not OCSI, OCSL, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of OCSI, OCSL or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Exchange Ratio or otherwise. Furthermore, Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations had been or would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the OCSI Special Committee, on the assessments by the OCSI Special Committee, the OCSI Board, OCSI and their respective advisors, as to all legal, regulatory, accounting, insurance and tax matters with respect to OCSI, OCSL and the Merger or otherwise.

In preparing its opinion to the OCSI Special Committee, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.

In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, transaction or business used in Houlihan Lokey’s analyses for comparative purposes is identical to OCSI or the proposed Merger and an evaluation of the results of those analyses is not entirely mathematical. The estimates contained in the OCSI Projections and the OCSL Projections and the implied exchange ratio reference ranges indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of OCSI and OCSL. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.

Houlihan Lokey’s opinion was only one of many factors considered by the OCSI Special Committee and the OCSI Board in evaluating the proposed Merger. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the Merger Consideration or of the views of the OCSI Special Committee or the OCSI Board with respect to the Merger or the Merger Consideration. The type and amount of consideration payable in the Merger were determined through negotiation between OCSI and OCSL, and the decision to enter into the Merger Agreement was solely that of the OCSI Special Committee and the OCSI Board.

Material Financial Analyses

The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the OCSI Special Committee on October 28, 2020. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.

For purposes of its analyses, Houlihan Lokey reviewed the Adjusted June 30 NAVs of OCSI and OCSL, prepared and provided to Houlihan Lokey by Oaktree, and compared the implied exchange ratio, determined on the basis of the Adjusted June 30 NAVs, of 1.3801 shares of OCSL Common Stock for each share of OCSI Common Stock to the relative value reference ranges that Houlihan Lokey believed were indicated by its financial analyses of OCSI and OCSL.

For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including:

•

Last Quarter Annualized Dividends Per Share — generally, the annualized amount of the relevant company’s recurring cash distributions (excluding one-time or special dividends) for the most recent calendar quarter, divided by the number of shares outstanding of such company.

•	Net Asset Value Per Share — generally, the total value of all assets, less any liabilities, of the relevant company, divided by the number of shares outstanding of such company as of a specified date.

•

Net Investment Income Per Share — generally, the amount of the relevant company’s income received from investment assets minus associated investment expenses for a specified period, divided by the number of shares outstanding of such company.

Unless the context indicates otherwise, share prices used in the selected companies analysis described below were based on the closing price of the common stock of the selected companies listed below as of October 23, 2020, and transaction values for the selected transactions analysis described below were calculated on an equity value basis based on the announced transaction equity price and other public information available at the time of the announcement. The estimates of future financial performance of OCSI relied upon for the financial analyses described below were based on the OCSI Projections, and the estimates of future financial performance of OCSL relied upon for the financial analyses described below were based on the OCSL Projections. The estimates of the future financial performance of the selected companies listed below were based on publicly available research analyst estimates for those companies.

Selected Companies Analysis. Houlihan Lokey reviewed certain financial data for selected companies with publicly traded equity securities that Houlihan Lokey deemed relevant. The financial data reviewed included:

•	Stock price as a multiple of estimated Net Investment Income Per Share for the calendar year ending December 31, 2020 (“Price-to-CY 2020E Net Investment Income”);

•	Stock price as a multiple of estimated Net Investment Income Per Share for the calendar year ending December 31, 2021 (“Price-to-CY 2021E Net Investment Income”);

•	Last Quarter Annualized Dividend Per Share divided by stock price (“LQA Dividend Yield”); and

•	Stock price as a multiple of Net Asset Value Per Share as of June 30, 2020 (“Price-to-Net Asset Value”).

With respect to OCSI, the selected companies and resulting high, mean, median and low financial data were:

•	Barings BDC, Inc.

•	Crescent Capital BDC, Inc.

•	Monroe Capital Corporation

•	PennantPark Floating Rate Capital Ltd.

•	Saratoga Investment Corp.

•	Stellus Capital Investment Corporation

•	WhiteHorse Finance, Inc.

	Price / Net Investment Income Per Share		Price / 6/30/2020 Net Asset Value Per Share	LQA Dividend Yield
	2020E	2021E
High	13.7x	9.6x	0.79x	15.2%
Mean	8.7x	7.9x	0.70x	11.9%
Median	7.8x	7.9x	0.69x	13.2%
Low	4.6x	5.8x	0.63x	7.9%

With respect to OCSL, the selected companies and resulting high, mean, median and low financial data were:

•	Barings BDC, Inc.

•	Apollo Investment Corporation

•	Bain Capital Specialty Finance, Inc.

•	BlackRock TCP Capital Corp.

•	Goldman Sachs BDC, Inc.

•	New Mountain Finance Corporation

•	TCG BDC, Inc.

	Price / Net Investment Income Per Share		Price / 6/30/2020 Net Asset Value Per Share	LQA Dividend Yield
	2020E	2021E
High	13.7x	9.4x	1.01x	17.3%
Mean	7.7x	7.4x	0.74x	13.3%
Median	7.1x	7.6x	0.79x	12.6%
Low	4.6x	5.5x	0.54x	7.9%

OCSI. Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected ranges of 11.0x to 13.0x to OCSI’s estimated CY 2020E Net Investment Income Per Share, 9.0x to 10.0x to OCSI’s estimated CY 2021E Net Investment Income Per Share, 7.50% to 9.50% to OCSI’s Last Quarter Annualized Dividend Per Share and 0.70x to 0.90x to OCSI’s Net Asset Value Per Share.

OCSL. Taking into account the results of the selected companies analysis, Houlihan Lokey applied selected ranges of 8.0x to 10.0x to OCSL’s estimated CY 2020E Net Investment Income Per Share, 8.0x to 10.0x to OCSL’s estimated CY 2021E Net Investment Income Per Share, 8.00% to 10.00% to OCSL’s Last Quarter Annualized Dividend Per Share and 0.70x to 0.90x to OCSL’s Net Asset Value Per Share.

The selected companies analysis indicated implied exchange ratio reference ranges of 1.0093 to 1.4910 shares of OCSL Common Stock for each share of OCSI Common Stock based on estimated CY 2020E Net Investment Income Per Share, 1.1690 to 1.6236 shares of OCSL Common Stock for each share of OCSI Common Stock based on estimated CY 2021E Net Investment Income Per Share, 1.0025 to 1.5873 shares of OCSL Common Stock for each share of OCSI Common Stock based on Last Quarter Annualized Dividend Per Share and 1.0815 to 1.7878 shares of OCSL Common Stock for each share of OCSI Common Stock based on Net Asset Value Per Share, in each case as compared to the implied exchange ratio of 1.3801 shares of OCSL Common Stock for each share of OCSI Common Stock based on the Adjusted June 30 NAVs of OCSI and OCSL.

Selected Transactions Analysis. Houlihan Lokey considered certain financial terms of certain transactions involving target companies that Houlihan Lokey deemed relevant. The financial data reviewed included transaction value as a multiple of Net Asset Value Per Share, and the selected transactions and resulting high, mean, median and low financial data were:

Date Announced	Date Effective	Target	Acquiror
August 2020	TBD	MVC Capital, Inc.	Barings BDC, Inc.

June 2020	TBD*	Garrison Capital Inc.	Portman Ridge Finance Corporation

June 2020	October 2020	Goldman Sachs Middle Market Lending Corp.	Goldman Sachs BDC, Inc.

December 2019	Amended June 2020

August 2019	January 2020	Alcentra Capital Corporation	Crescent Capital BDC, Inc.

July 2019	December 2019	OHA Investment Corporation	Portman Ridge Finance Corporation

June 2019	December 2019	FS Investment Corporation II — IV, Corporate Capital Trust II	Consolidation

November 2018	September 2019	Golub Capital Investment Corporation.	Golub Capital BDC, Inc.

August 2018	Terminated	Medley Capital Corporation	Sierra Income Corporation

July 2018	December 2018	Corporate Capital Trust, Inc.	FS Investment Corporation

April 2018	August 2018	Triangle Capital Corp.	Benefit Street Partners L.L.C./ Barings LLC

May 2017	June 2017	NF Investment Corp.	TCG BDC, Inc.

September 2016	October 2016	Credit Suisse Park View BDC, Inc.	CION Investment Corporation

June 2016	November 2016	Full Circle Capital Corporation	MAST Funds / Great Elm Capital Corp.

May 2016	January 2017	American Capital, Ltd.	Ares Capital Corporation

April 2015	August 2015	MCG Capital Corporation	PennantPark Floating Rate Capital Ltd.

October 2009	April 2010	Allied Capital Corporation	Ares Capital Corporation

August 2009	December 2009	Patriot Capital Funding, Inc.	Prospect Capital Corporation

*	This transaction was effective on October 28, 2020. Houlihan Lokey’s financial analyses were prepared prior to public announcement of such effectiveness.

Enterprise Value/ Net Asset Value Per Share
High	1.15x
Mean	0.87x
Median	0.92x
Low	0.46x

Taking into account the results of the selected transactions analysis, Houlihan Lokey applied a selected multiple range of 0.90x to 1.00x to OCSI’s Net Asset Value Per Share and 0.90x to 1.00x to OCSL’s Net Asset Value Per Share. The selected transactions analysis indicated an implied exchange ratio reference range of

1.2515 to 1.5450 shares of OCSL Common Stock for each share of OCSI Common Stock, as compared to the implied exchange ratio of 1.3801 shares of OCSL Common Stock for each share of OCSI Common Stock based on the Adjusted June 30 NAVs of OCSI and OCSL.

Discounted Dividend Analysis. Houlihan Lokey performed a discounted dividend analysis of OCSI and OCSL based on the OCSI Projections and the OCSL Projections, respectively. With respect to OCSI, Houlihan Lokey applied a range of terminal value multiples of 0.70x to 0.90x to OCSI’s estimated 2025E Net Asset Value and discount rates ranging from 11.0% to 13.0%. With respect to OCSL, Houlihan Lokey applied a range of terminal value multiples of 0.70x to 0.90x to OCSL’s estimated 2025E Net Asset Value and discount rates ranging from 10.0% to 12.0%. The discounted dividend analysis indicated an implied exchange ratio reference range of 1.0334 to 1.6327 shares of OCSL Common Stock for each share of OCSI Common Stock, as compared to the implied exchange ratio of 1.3801 shares of OCSL Common Stock for each share of OCSI Common Stock based on the Adjusted June 30 NAVs of OCSI and OCSL.

Other Matters

Houlihan Lokey was engaged by the OCSI Special Committee to act as its financial advisor in connection with a possible merger, consolidation, business combination, sale or other similar transaction involving OCSI and OCSL. The OCSI Special Committee engaged Houlihan Lokey based on Houlihan Lokey’s experience and reputation. Houlihan Lokey is regularly engaged to provide financial advisory services in connection with mergers and acquisitions, financings, and financial restructurings. Pursuant to its engagement by the OCSI Special Committee, Houlihan Lokey is entitled to a transaction fee of $1,250,000, of which $50,000 became payable to Houlihan Lokey upon its engagement as the OCSI Special Committee’s financial advisor, $400,000 became payable to Houlihan Lokey upon the rendering of its opinion to the OCSI Special Committee and the remainder of which is contingent upon the consummation of the Merger. OCSI has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses arising out of or relating to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, OCSI, OCSL, or any other party that may be involved in the Merger and their respective affiliates or security holders or any currency or commodity that may be involved in the Merger.

Houlihan Lokey and/or certain of its affiliates have in the past provided and are currently providing financial advisory and/or other services to OCSI and have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to OCM, or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, OCM (collectively, with OCM, the “Oaktree Group”), for which Houlihan Lokey and its affiliates have received, and may receive, compensation, including, among other things, during the prior two years (i) having acted as financial advisor to PulseR, LLC, then a member of the Oaktree Group, in connection with its sale transaction, which closed in February 2020, (ii) having acted as financial advisor to Selene Holdings, LLC, then a member of the Oaktree Group, in connection with its sale transaction, which closed in November 2019, (iii) having acted as financial advisor to a noteholder group, of which one or more members of the Oaktree Group were members, in relation to their interests as noteholders of Claire’s Stores in connection with its chapter 11 bankruptcy proceedings, which concluded in October 2018, and (iv) having provided and currently providing valuation advisory services for tax, financial reporting and other purposes to OCSI as well as one or more members of the Oaktree Group for which services described in clause (i)-(iv) Houlihan Lokey and its affiliates have, during the two years prior to the date of Houlihan Lokey’s opinion, received aggregate fees of between $12 million to $13 million. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to OCSI, members of the Oaktree Group, other participants in the Merger or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of its and their respective employees may have committed to invest in private equity or other investment funds managed or advised by OCM, other participants in the Merger or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with the members of the Oaktree Group, other participants in the Merger or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, OCSI, OCSL, members of the Oaktree Group, other participants in the Merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Additional Information relating to the Financial Advisor to the OCSL Special Committee

KBW acted as financial advisor to the OCSL Special Committee in connection with the proposed transaction and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is regularly engaged in the valuation of business development company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to an existing sales and trading relationship between a KBW broker-dealer affiliate and OCM), KBW and its affiliates may from time to time purchase securities from, and sell securities to, OCSL and OCSI. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of OCSL or OCSI for its and their own accounts and for the accounts of its and their respective customers and clients. KBW employees may also from time to time maintain individual positions in OCSL and OCSI. Such positions currently include an individual position in shares of OCSL common stock held by a senior member of the KBW advisory team providing services to OCSL in connection with the proposed transaction.

Pursuant to the KBW engagement agreement, OCSL agreed to pay KBW a cash fee equal to $750,000 upon the consummation of the transaction. In addition, OCSL agreed to pay KBW a cash fee of $250,000 concurrently with the rendering of a fairness opinion, to the extent such an opinion was requested by the OCSL Special Committee. OCSL also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. In addition to this present engagement, in the past two years, KBW has provided investment banking or financial advisory services to OCSL and received compensation for such services. KBW acted as co-manager for OCSL’s February 2020 offering of 3.500% Notes due 2025. In connection with OCSL’s February 2020 offering, KBW received an aggregate fee of approximately $50,000. In 2020, an investment bank affiliate of KBW acted as a financial advisor to a portfolio company of funds managed by an affiliate of OCSL and OCSI in connection with the sale of such portfolio company and received an aggregate fee of approximately $1.3 million for such services. In the past two years, KBW has not provided investment banking or financial advisory services to OCSI. KBW may in the future provide investment banking and financial advisory services to OCSL, OCSI, Oaktree Fund Advisors or OCM and receive compensation for such services.

Regulatory Approvals Required for the Mergers

The obligations of OCSL and OCSI to complete the Mergers are subject to the satisfaction or waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). OCSL and OCSI have agreed to cooperate with each other and use their reasonable best efforts to obtain all licenses, permits, variances, exemptions, approvals, qualifications or orders from any governmental or regulatory authority necessary to consummate the Mergers.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

Third Party Consents Required for the Mergers

Under the Merger Agreement, OCSL and OCSI have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. As of the date of this joint proxy statement/prospectus, OCSL and OCSI believe that, subject to the satisfaction or waiver of certain conditions, they have obtained all necessary third party consents (including consent under the HSR Act) other than stockholder approval. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

Stockholder Litigation

On December 18, 2020, putative stockholder Oklahoma Firefighters Pension and Retirement System filed a complaint on behalf of itself and all other similarly situated OCSL Stockholders and derivatively on behalf of nominal defendant OCSL in the Delaware Court of Chancery, captioned Oklahoma Firefighters Pension and Retirement System v. Frank, et al., No. 2020-1075-VCM (Del. Ch.). This lawsuit is referred to herein as the “Merger Litigation”. The Merger Litigation alleges a direct breach of fiduciary duty claim against the OCSL Board in connection with the solicitation of OCSL Stockholder approval of the Merger Stock Issuance Proposal and a derivative breach of fiduciary duty claim against the OCSL Board in connection with its negotiation and approval of the Mergers. The Merger Litigation alleges, among other things, that the members of the OCSL Board had certain conflicts of interest in the negotiation and approval of the Mergers and that the initial filing of this joint proxy statement/prospectus, which was filed with the SEC but not provided to investors, omitted certain information that the plaintiff claims is material. The Merger Litigation, among other things, requests that the court enjoin the vote of the OCSL Stockholders on the Merger Stock Issuance Proposal and award attorneys’ fees and damages in an unspecified amount.

The defendants believe that OCSL previously made complete disclosure of all information required to be disclosed to ensure that OCSL Stockholders can make an informed vote at the OCSL Annual Meeting and that the additional disclosures requested by the plaintiff are immaterial and/or were included in the preliminary joint proxy statement/prospectus filed as part of OCSL’s Registration Statement on Form N-14 on November 23, 2020. Accordingly, the defendants believe these claims are without merit and intend to vigorously defend against them. However, in an attempt to reduce the costs, risks and uncertainties inherent in litigation and to maximize OCSL’s NAV at the time of the Mergers, OCSL has determined to voluntarily include certain supplemental disclosures in this joint proxy statement/prospectus. The inclusion of such disclosures shall not be deemed an admission of the legal necessity or materiality of any of these disclosures under applicable law. Rather, OCSL and the OCSL Board specifically deny all allegations in the Merger Litigation that any additional disclosure was or is required.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. OCSL and OCSI encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Merger

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into OCSI. OCSI will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, the surviving company will merge with and into OCSL in accordance with the DGCL with OCSL continuing as the surviving company.

Closing; Completion of the Proposed Merger

It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the OCSL Annual Meeting and the OCSI Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement. The Second Merger will occur immediately after the Merger is completed.

The Merger will occur on the date that is three (3) business days after the satisfaction or waiver of the latest to occur of the conditions to closing set forth in the Merger Agreement or at another time as may be agreed to in writing by the parties to the Merger Agreement. Assuming approval of the proposals presented at the OCSL Annual Meeting and the OCSI Special Meeting and the other conditions to closing the Merger are satisfied or waived, OCSL and OCSI expect to complete the Merger in the first calendar quarter of 2021.

Merger Consideration

At the Effective Time, each share of OCSI Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of OCSL Common Stock equal to the Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares.

As of the Determination Date, each of OCSI and OCSL will deliver to the other a calculation of its NAV as of such date, in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the OCSI Per Share NAV and the OCSL Per Share NAV. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the OCSI Per Share NAV divided by (ii) the OCSL Per Share NAV.

OCSI and OCSL will update and redeliver the Closing OCSI Net Asset Value or the Closing OCSL Net Asset Value, respectively, in the event of a material change to such calculation between the Determination Date and the closing of the Mergers and if needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

Each of OCSI and OCSL will use the portfolio valuation methods approved by the OCSI Board or the OCSL Board, as applicable, for valuing the securities and other assets of OCSI or OCSL, as applicable, as of September 30, 2020, unless otherwise agreed by each of the OCSL Board and the OCSI Board.

The Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing OCSI Net Asset Value and/or the Closing OCSL Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of OCSL Common

Stock or OCSI Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.

No fractional shares of OCSL Common Stock will be issued upon the conversion of OCSI Common Stock into the right to receive shares of OCSL Common Stock. Each holder of shares of OCSI Common Stock converted pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of OCSL Common Stock will receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of OCSL Common Stock multiplied by (ii) the volume-weighted average trading price of a share of OCSL Common Stock on Nasdaq for the five (5) consecutive trading days ending on the third (3rd) trading day preceding the Closing Date.

Subject to the effect of applicable abandoned property, escheat or similar laws, following the Effective Time, the record holder of shares (other than Cancelled Shares) of OCSI Common Stock at the Effective Time will be entitled to receive, without interest, the amount of dividends or other distributions which theretofore had become payable with respect to the whole shares of OCSL Common Stock which the shares of OCSI Common Stock have been converted into the right to receive.

Conversion of Shares; Exchange of Shares

At the Effective Time, each share of OCSI Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive the Merger Consideration. Each such share of OCSI Common Stock will no longer be outstanding and will be automatically cancelled and cease to exist as of the Effective Time, with the holders of such shares ceasing to have any rights with respect to any OCSI Common Stock other than the right to receive the Merger Consideration and any dividends or other distributions payable in accordance with the terms of the Merger Agreement.

After the Effective Time, the stock transfer books of OCSI will be closed, and there will be no further transfers on the stock transfer books of OCSI of the shares of OCSI Common Stock that were issued and outstanding immediately prior to the Effective Time.

Withholding

OCSL or the exchange agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any OCSI Stockholder such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the OCSI Stockholders from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties of OCSL, Merger Sub, OCSI and Oaktree relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “material adverse effect” qualifications), has had or is reasonably expected to have a material adverse effect (as defined below) with respect to the party giving the representation or warranty. The representations and warranties in the Merger Agreement will not survive after the Effective Time.

The Merger Agreement contains representations and warranties by each of OCSL and Merger Sub, on the one hand, and OCSI, on the other hand, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate organization and qualification, including with respect to consolidated subsidiaries;

•	capitalization;

•

power and authority to execute, deliver and perform obligations under the Merger Agreement and the absence of violations of  (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	required government filings and consents;

•	SEC reports;

•	financial statements, including the status of internal controls and disclosure controls and procedures;

•	broker’s fees;

•	absence of certain changes and actions since September 30, 2019;

•	compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons;

•	the accuracy and completeness of information supplied for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part;

•	tax matters;

•	absence of certain litigation, orders or investigations;

•	employment and labor matters, including with respect to any employee benefit plans;

•	material contracts and certain other types of contracts;

•	insurance coverage;

•	intellectual property matters;

•	no real property ownership or leases;

•	investment assets;

•	state takeover laws;

•	solely in the case of OCSI, absence of appraisal rights;

•	valuation of certain investment assets; and

•	solely in the case of OCSI, opinion of its financial advisor.

The Merger Agreement contains representations and warranties by Oaktree, subject to specified exceptions and qualifications, relating to:

•	organization and qualification;

•

power and authority to execute, deliver and perform obligations under the Merger Agreement and the absence of violations of  (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	compliance with applicable laws and maintenance of appropriate permits;

•	absence of certain litigation, orders or investigations;

•	the valuation of investment assets owned by OCSL and OCSI;

•

the accuracy of information supplied or to be supplied by Oaktree for inclusion in this joint proxy statement/prospectus and the registration statement of which this joint proxy statement/prospectus forms a part;

•	the participation in the Mergers by OCSL and OCSI and the impact of the Mergers on the existing stockholders of OCSL and OCSI;

•	the financial resources of Oaktree;

•	the representations and warranties made by OCSL and OCSI in the Merger Agreement; and

•	the forbearances applicable to OCSL and OCSI set forth in the Merger Agreement.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the Merger Agreement, “material adverse effect” with respect to OCSL, OCSI or Oaktree, as applicable, means any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its consolidated subsidiaries, taken as a whole, or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Merger and the other transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

•

changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto);

•	general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;

•	the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and

•

any failure to meet internal or published projections or forecasts for any period, or any decline in the price of shares of OCSI Common Stock or OCSL Common Stock on Nasdaq or trading volume of OCSI Common Stock or OCSL Common Stock (provided that the underlying cause of such failure or decline will be considered in determining whether there is a material adverse effect).

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its consolidated subsidiaries, taken as whole, relative to other participants of similar sizes engaged in the same industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the Merger

Each of OCSL and OCSI has undertaken covenants that place restrictions on it and certain of its subsidiaries until the completion of the Mergers. In general, each of OCSL and OCSI has agreed that before the completion of the Mergers, except as may be required by law, as expressly contemplated by the Merger Agreement or with the prior written consent of the other parties to the Merger Agreement (which prior written consent will not be unreasonably delayed, conditioned or withheld), it will, and will cause each of its consolidated subsidiaries to, conduct its business in the ordinary course of business and consistent with past practice and each of OCSI’s and OCSL’s investment objectives and policies as publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

In addition, before the completion of the Mergers, each of OCSL and OCSI has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in its disclosure schedules, it will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of OCSI or OCSL, as applicable (which prior written consent will not be unreasonably delayed, conditioned or withheld):

•

other than pursuant to its dividend reinvestment plan, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•

make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular cash distributions payable on a quarterly basis, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or avoid the imposition of any income or excise tax or (C) dividends payable by any of its direct or indirect wholly owned consolidated subsidiaries to OCSL or OCSI, as applicable, or another direct or indirect wholly owned consolidated subsidiary; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

•

sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business, or (ii) encumbrances required to secure permitted indebtedness of it or any of its consolidated subsidiaries;

•

acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business;

•	amend any of its governing documents or similar governing documents of any of its consolidated subsidiaries;

•

implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•

take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the transactions contemplated by the Merger Agreement or (ii) prevent the Mergers from qualifying as a “reorganization” under Section 368(a) of the Code;

•	incur any indebtedness for borrowed money or guarantee any indebtedness of another person or entity, except for draw-downs with respect to existing financing arrangements and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and other permitted indebtedness;

•	make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies entered into in the ordinary course of business;

•

file or amend any material tax return other than in the ordinary course of business and consistent with past practice; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to tax as a RIC;

•

enter into any new line of business (except for any portfolio companies in which it or any of its subsidiaries has made a debt or equity investment that is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

•	other than in the ordinary course of business, enter into any material contract;

•

other than in the ordinary course of business, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract (other than material contracts related to permitted indebtedness);

•

settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its consolidated subsidiaries or, after the Effective Time, OCSL, in the case of OCSI, the surviving company or any of their consolidated subsidiaries, and (iii) would not admit liability, guilt or fault;

•

except as expressly contemplated by the Merger Agreement, merge or consolidate OCSL or OCSI, as applicable, or any of its consolidated subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its consolidated subsidiaries; or

•	agree to take, make any commitment to take, or adopt any resolutions of its board of directors authorizing, any of the foregoing actions.

Additional Agreements

Further Assurances; Regulatory Matters

The Merger Agreement contains covenants relating to the preparation of this document, the holding of the OCSL Annual Meeting and the OCSI Special Meeting and obtaining certain regulatory and third party consents. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to use reasonable best efforts to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement, and each party must keep the other reasonably apprised of the status of matters relating to completion of the transactions contemplated by the Merger Agreement. The parties are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the transactions contemplated by the Merger Agreement, other than the consent fees set forth in the disclosure schedules to the Merger Agreement.

Stockholder Approval

OCSI has agreed to hold the OCSI Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of OCSI Stockholders of the Merger Proposal. OCSI will be required to use its reasonable best efforts to obtain from OCSI Stockholders the vote required to approve the Merger Proposal, unless the OCSI Board withdraws its recommendation related to the Merger Proposal.

Similarly, OCSL has agreed to hold the OCSL Annual Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part for the purpose of obtaining the approval of the Merger Stock Issuance Proposal. OCSL will be required to use its reasonable best efforts to obtain from OCSL Stockholders the vote required to approve the Merger Stock Issuance Proposal, unless the OCSL Board withdraws its recommendation related to the Merger Stock Issuance Proposal.

Nasdaq Listing

OCSL is required to use reasonable best efforts to cause the shares comprising the Merger Consideration to be approved for listing on Nasdaq, subject to official notice of issuance, at or prior to the Effective Time.

Indemnification; Directors’ and Officers’ Insurance

OCSL has agreed to indemnify, defend and hold harmless, and advance expenses, to the present and former directors and officers of OCSI or any of its consolidated subsidiaries (collectively, the “D&O Indemnified Parties”) against all costs or expenses (including, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages penalties, amounts paid in settlement or other liabilities in connection with any proceeding arising with respect to all acts or omissions in such capacities at any time at or prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby), to the fullest extent permitted by applicable law. If an indemnified liability arises, (i) OCSL has agreed to advance to the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and such D&O Indemnified Party complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) OCSL and the applicable D&O Indemnified Party will cooperate in the defense of such matter.

Unless OCSL and OCSI otherwise agree, unless OCSI or the surviving company or its successor has purchased a “tail” insurance policy prior to the Effective Time as provided below, for at least six (6) years from and after the Effective Time, OCSL will cause the surviving company or its successor to pay for and maintain in full force and effect, a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of OCSI’s existing directors’ and officers’ insurance policies, with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, OCSI’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (provided that the annual cost for such insurance will in no event exceed 300% of the aggregate annual premiums currently paid by OCSI on an annualized basis, but in such case, the surviving company or its successor will purchase as much of such coverage as possible for a cost not exceeding such amount). If OCSL or any of its successors or assigns consolidates with or merges into another entity and is not the surviving entity, or transfers all or substantially all of its assets to another entity, then OCSL will cause the successors and assigns of OCSL to assume the foregoing obligations.

No Solicitation

Each of OCSI and OCSL has agreed to, and to cause its affiliates, consolidated subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party and not to: (i) directly or indirectly solicit or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other transaction contemplated by the Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person or entity (other than OCSL, OCSI and their respective affiliates or representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person or entity (other than OCSL, OCSI and or its respective affiliates) or with respect to any transaction (other than the transactions contemplated by the Merger Agreement) or (y), unless required by applicable fiduciary duties, waiver or release under any standstill or any similar agreement with respect to equity securities of OCSI or OCSL. If OCSI or OCSL receives a Takeover Proposal or similar request for information, it must notify OCSL or OCSI, as applicable, as promptly as reasonably practicable (and in any event within twenty-four (24) hours), provide the other party with copies of any written materials received by it or its representatives in connection therewith and the identity of the potential acquirer, and keep the other party informed on a reasonably current basis of the status (including the status of negotiations) of such Takeover Proposal or similar request for information.

Takeover Proposals

OCSI Takeover Proposals

If, prior to the OCSI Special Meeting, (i) OCSI receives a bona fide unsolicited Takeover Proposal from a third party, (ii) the OCSI Special Committee determines in good faith, after consultation with its outside legal counsel and financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be inconsistent with the OCSI directors’ exercise of their fiduciary duties under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an “OCSI Superior Proposal” (as described below); and (iii) OCSI gives OCSL at least two (2) business days’ prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OCSI’s intention to furnish information to, or participate in discussions or negotiations with, such third party, then OCSI may engage in discussions and negotiations with such third party and may adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”), so long as certain notice and other procedural requirements are satisfied, including providing notice to OCSL within twenty-four (24) hours after determining that a Takeover Proposal constitutes an OCSI Superior Proposal.

In addition, OCSI may take other actions if the OCSI Special Committee determines, after consultation with its outside counsel, that the continued recommendation of the Merger Proposal to OCSI Stockholders would be reasonably likely to be inconsistent with the OCSI directors’ exercise of their fiduciary duties under applicable law as a result of an OCSI Superior Proposal, including withdrawing, qualifying, or modifying (in a manner adverse to OCSL), or publicly proposing to withdraw, qualify or modify (in a manner adverse to OCSL), the recommendation of the OCSI Board that OCSI Stockholders adopt the Merger Agreement and approve the transactions contemplated thereby or taking any other action inconsistent with such recommendation (collectively with any Takeover Approval, an “OCSI Adverse Recommendation Change”). OCSI may terminate the Merger Agreement and enter into an agreement with a third party who has made an OCSI Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the OCSI Superior Proposal is no longer deemed an OCSI Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the OCSI Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the advisability of the Merger Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described above, neither OCSI nor the OCSI Board may make any OCSI Adverse Recommendation Change, and no OCSI Adverse Recommendation Change will change the approval of the Merger Proposal or any other approval of the OCSI Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

OCSL Takeover Proposals

If, prior to the OCSL Annual Meeting, (i) OCSL receives a bona fide unsolicited Takeover Proposal from a third party, (ii) the OCSL Special Committee determines in good faith, after consultation with its outside legal counsel and financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be inconsistent with the OCSL directors’ exercise of their fiduciary duties under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an “OCSL Superior Proposal” (as described below); and (iii) OCSL gives OCSI at least two (2) business days’ prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OCSL’s intention to furnish information to, or participate in discussions or negotiations with, such third party then OCSL may engage in discussions and negotiations with such third party and effect a Takeover Approval so long as certain notice and other procedural requirements are satisfied, including providing notice to OCSI within twenty-four (24) hours after determining that a Takeover Proposal constitutes an OCSL Superior Proposal.

In addition, OCSL may take other actions if the OCSL Special Committee determines, after consultation with its outside counsel, that the continued recommendation of the Merger Stock Issuance Proposal to OCSL Stockholders would be reasonably likely to be inconsistent with the OCSL directors’ exercise of their fiduciary duties under applicable law as a result of an OCSL Superior Proposal, including withdrawing, qualifying, or modifying (in a manner adverse to OCSI), or publicly proposing to withdraw, qualify or modify (in a manner adverse to OCSI), the recommendation of the OCSL Board that OCSL Stockholders approve the Merger Stock Issuance Proposal or taking any other action inconsistent with such recommendation (collectively with any Takeover Approval, an “OCSL Adverse Recommendation Change”). OCSL may terminate the Merger Agreement and enter into an agreement with a third party who has made an OCSL Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the OCSL Superior Proposal is no longer deemed an OCSL Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the OCSL Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the advisability of the Merger Stock Issuance Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described above, neither OCSL nor the OCSL Board may make any OCSL Adverse Recommendation Change, and no OCSL Adverse Recommendation Change will change the approval of the Merger Stock Issuance Proposal or any other approval of the OCSL Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

Related Definitions

For purposes of the Merger Agreement:

•

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or group of persons (other than OCSL or OCSI or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving OCSI or OCSL, as applicable, or any of such party’s consolidated subsidiaries or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of  (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of OCSI or OCSL, as applicable, and its respective consolidated subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, OCSI or OCSL, as applicable, or in any of its consolidated subsidiaries, in each case other than the Merger and the other transactions contemplated by the Merger Agreement.

•

“OCSI Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OCSI or any of its consolidated subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OCSI or more than 75% of the assets of OCSI on a consolidated basis (a) on terms which the OCSI Board determines in good faith to be superior for OCSI Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the OCSI termination fee contemplated by the Merger Agreement and any alternative proposed by OCSL), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the OCSI Board (upon the recommendation of the OCSI Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“OCSL Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OCSL or any of its consolidated subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OCSL or more than 75% of the assets of OCSL on a consolidated basis (a) on terms which the OCSL Board determines in good faith to be superior for OCSL Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the OCSL termination fee contemplated by the Merger Agreement and any alternative proposed by OCSI), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the OCSL Board (upon the recommendation of the OCSL Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date of the Merger Agreement that is material to, as applicable, OCSL and its consolidated subsidiaries, taken as a whole, or OCSI and its consolidated subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date of the Merger Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date of the Merger Agreement) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event will the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of  “Takeover Proposal” (which, for the purposes of the Intervening Event definition, will be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the OCSL Common Stock (provided, however, that the exception to this clause (b) will not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on, as applicable, OCSL and its consolidated subsidiaries, taken as a whole, or OCSI and its consolidated subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, OCSL or OCSI conducts its businesses.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of OCSL and OCSI will, and will cause its consolidated subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its consolidated subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request, subject to certain exceptions relating to confidentiality and attorney-client privilege.

Publicity

OCSI and OCSL each will consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the Merger Agreement, the Mergers or the transactions contemplated by the Merger Agreement, except as may be required by applicable law or the rules and regulations of Nasdaq and, to the extent practicable, before such press release or disclosure is issued or made, OCSL or OCSI, as applicable, will use commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such disclosure, subject to certain exceptions.

Takeover Statutes and Provisions

Neither OCSL nor OCSI will take any action that would cause the transactions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of OCSL and OCSI will take all necessary steps within its control to exempt such transactions from, or if necessary challenge the validity or applicability of, any applicable takeover statute.

Tax Matters

OCSL and OCSI will each obtain an opinion from Proskauer Rose LLP, as counsel to OCSL and to OCSI, generally to the effect that the Mergers will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.

During the period through the Effective Time, except as expressly contemplated or permitted by the Merger Agreement, (i) OCSI shall not, and shall not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of OCSL take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OCSI to fail to qualify as a RIC, and (ii) OCSL shall not, and shall not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of OCSI, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OCSL to fail to qualify as a RIC.

Unless otherwise required by applicable law or administrative action, (i) each of OCSI, OCSL and Merger Sub shall use its reasonable best efforts to cause the Merger to qualify as a “reorganization” governed by Section 368(a) of the Code; and (ii) each of OCSI, OCSL and Merger Sub shall report the Mergers for U.S. federal income tax purposes as a “reorganization” governed by Section 368(a) of the Code.

Stockholder Litigation

The parties to the Merger Agreement will reasonably cooperate and consult with one another in connection with defense and settlement of any proceeding by OCSI Stockholders or OCSL Stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of OCSI and OCSL will keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its stockholders and will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

Section 16 Matters

Prior to the Effective Time, the OCSI Board will take all such steps as may be required to cause any dispositions of OCSI Common Stock or acquisitions of OCSL Common Stock resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to OCSI or will become subject to such reporting requirements with respect to OCSL, in each case, to be exempt pursuant to Rule 16b-3.

No Other Representations or Warranties

The parties have acknowledged and agreed that except for the representations contained in the Merger Agreement, none of Oaktree, OCSI, OCSL or any of OCSI’s or OCSL’s respective consolidated subsidiaries or any other person or entity acting on behalf of the foregoing makes any representation or warranty, express or implied.

Termination of OCSI Agreements

Immediately after the occurrence of the Effective Time and prior to the Second Merger, the OCSI Investment Advisory Agreement and the OCSI Administration Agreement will be automatically terminated and of no further force and effect.

Coordination of Dividends

OCSL and OCSI will coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither OCSL nor OCSI will authorize or declare any dividend or distributions to its stockholders after the Determination Date at any time on or before the Closing Date.

Conditions to Closing the Merger

Conditions to Each Party’s Obligations to Effect the Merger

The obligations of OCSL and OCSI to complete the Merger are subject to the satisfaction or, other than with respect to the first bullet point below, waiver at or prior to the Effective Time of the following conditions:

•

the required approvals of OCSL Stockholders and OCSI Stockholders, including, with respect to OCSL, the Merger Stock Issuance Proposal and, with respect to OCSI, the Merger Proposal, are obtained at their respective stockholder meetings;

•	the shares of OCSL Common Stock to be issued in connection with the Merger have been authorized for listing on Nasdaq, subject to official notice of issuance;

•

the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC;

•

no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement is in effect;

•

all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act), and each of the approvals set forth on the disclosure schedules to the Merger Agreement have been obtained and remain in full force and effect;

•

no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Mergers or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement;

•	the determination of both the Closing OCSL Net Asset Value and the Closing OCSI Net Asset Value has been completed in accordance with the Merger Agreement; and

•

the representations and warranties of Oaktree are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of Oaktree are not so true and correct, without regard to any material adverse effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of Oaktree to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to OCSL; and OCSL shall have received a certificate signed on behalf of Oaktree by an authorized officer of Oaktree to the effect that such conditions have been satisfied, and, for the avoidance of doubt, any waiver of any such conditions shall require prior written consent of each of OCSL and OCSI.

Conditions to Obligations of OCSL and Merger Sub to Effect the Merger

The obligations of OCSL and Merger Sub to effect the Merger are also subject to the satisfaction, or waiver by OCSL, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of OCSI pertaining to:

(1)

the capitalization of OCSI are true and correct in all respects (other than de minimis inaccuracies) as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to OCSI are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation, brokers, appraisal rights and valuation of investments are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of OCSI are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to OCSI;

and OCSL has received a certificate signed on behalf of OCSI by the Chief Executive Officer or Chief Financial Officer of OCSI to such effect;

•

OCSI has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and OCSL has received a certificate signed on behalf of OCSI by the Chief Executive Officer or Chief Financial Officer of OCSI to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of OCSI; and

•

OCSL has received the opinion of Proskauer Rose LLP substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Conditions to Obligations of OCSI to Effect the Merger

The obligation of OCSI to effect the Merger is also subject to the satisfaction, or waiver by OCSI, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of OCSL and Merger Sub pertaining to:

(1)	the capitalization of OCSL are true and correct in all respects (other than de minimis inaccuracies) as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to OCSL are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation and brokers are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of OCSL and Merger Sub are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to OCSL;

and OCSI has received a certificate signed on behalf of OCSL by the Chief Executive Officer or Chief Financial Officer of OCSL and Merger Sub to such effect;

•

each of OCSL and Merger Sub has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and OCSI has received a certificate signed on behalf of OCSL and Merger Sub by the Chief Executive Officer or Chief Financial Officer of OCSL to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of OCSL; and

•

OCSI has received the opinion of Proskauer Rose LLP substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

Frustration of Closing Conditions

None of OCSL, Merger Sub or OCSI may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Merger and the transactions contemplated by the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger Proposal by OCSI Stockholders or the Merger Stock Issuance Proposal by OCSL Stockholders:

•	by mutual consent of OCSI and OCSL by each of the OCSI Board and OCSL Board, including a majority of the OCSI Independent Directors and the OCSL Independent Directors, respectively;

•	by either OCSI or OCSL, if:

o	any governmental entity takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;

o

the Merger has not been completed on or before July 28, 2021 (the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis will not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

o	the requisite OCSI Stockholder approval, including approval of the Merger Proposal, is not obtained; or

o	the requisite OCSL Stockholder approval, including approval of the Merger Stock Issuance Proposal, is not obtained,

provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement;

•	by OCSI, if:

o

OCSL or Merger Sub breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain OCSI closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by OCSI to OCSL (provided that OCSI is not then in material breach so as to result in the failure of certain OCSL closing conditions);

o

prior to obtaining approval of the Merger Stock Issuance Proposal by OCSL Stockholders (A) an OCSL Adverse Recommendation Change and/or a Takeover Approval occurs, (B) OCSL fails to include in this joint proxy statement/prospectus the OCSL Board’s recommendation that OCSL Stockholders vote in favor of the Merger Stock Issuance Proposal, (C) a Takeover Proposal is publicly announced and OCSL fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the OCSL Board that OCSL Stockholders vote in favor of the Merger Stock Issuance Proposal or (D) a tender or exchange offer relating to any shares of OCSL Common Stock has been commenced by a third party and OCSL does not send to OCSL Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the OCSL Board recommends rejection of such tender or exchange offer;

o	OCSL breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

o

prior to obtaining approval of the Merger Proposal by OCSI Stockholders, (A) OCSI is not in material breach of any of the terms of the Merger Agreement, (B) the OCSI Board, including a majority of the OCSI Independent Directors, properly authorizes OCSI to enter into, and OCSI enters into, a definitive contract with respect to an OCSI Superior Proposal and (C) the third party that made such OCSI Superior Proposal, prior to such termination, pays to OCSL in immediately available funds any fees required to be paid pursuant to the Merger Agreement (described below); and

•	by OCSL, if:

o

OCSI breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain OCSL closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by OCSL to OCSI (provided that OCSL is not then in material breach so as to result in the failure of certain OCSI closing conditions);

o

prior to obtaining approval of the Merger Proposal by OCSI Stockholders (A) an OCSI Adverse Recommendation Change and/or a Takeover Approval occurs, (B) OCSI fails to include in this joint proxy statement/prospectus the OCSI Board’s recommendation that OCSI Stockholders vote in favor of the Merger Proposal, including the Merger and the other transactions contemplated by the Merger Agreement, (C) a Takeover Proposal is publicly announced and OCSI fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the OCSI Board that OCSI Stockholders vote in favor of the Merger Proposal, including the Merger and the other transactions contemplated by the Merger Agreement, or (D) a tender or exchange offer relating to any shares of OCSI Common Stock has been commenced by a third party and OCSI does not send to OCSI Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the OCSI Board recommends rejection of such tender or exchange offer;

o	OCSI breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

o

prior to obtaining approval of the Merger Stock Issuance Proposal by OCSL Stockholders, (A) OCSL is not in material breach of any of the terms of the Merger Agreement, (B) the OCSL Board, including a majority of the OCSL Independent Directors, properly authorizes OCSL to enter into, and OCSL enters into, a definitive contract with respect to an OCSL Superior Proposal and (C) the third party that made such OCSL Superior Proposal, prior to such termination, pays to OCSI in immediately available funds any fees required to be paid pursuant to the Merger Agreement (described below).

Termination Fees

Set forth below are summaries of the termination fees that may be payable if the Merger Agreement is terminated prior to consummation of the Merger. OCSL or OCSI, as applicable, will be the entities entitled to receive any termination fees under the Merger Agreement.

OCSI Termination Fee

The Merger Agreement provides for the payment by a third party that makes an OCSI Superior Proposal (or its designee) to OCSL of a termination fee of $5,675,300 if the Merger Agreement is terminated by OCSI at any time prior to obtaining approval of the Merger Proposal by OCSI Stockholders and (A) OCSI is not in material breach of any of the terms of the Merger Agreement, and (B) the OCSI Board, including a majority of the OCSI Independent Directors, authorizes OCSI to enter into, and OCSI enters into, a definitive contract with respect to such OCSI Superior Proposal.

The Merger Agreement provides for the payment by a third party that makes the Takeover Proposal described in this paragraph (or its designee) to OCSL of a termination fee of $5,675,300 if (A) the Merger Agreement is terminated (i) by OCSL or OCSI if the Merger is not completed by the Termination Date, or the OCSI Stockholders do not approve the Merger Proposal at the OCSI Special Meeting, or (ii) by OCSL if OCSI

willfully or intentionally breaches its representations, warranties, covenants or agreements in the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain OCSL closing conditions, and such breach is not curable prior to the Termination Date or, if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by OCSL to OCSI (provided that OCSL is not then in material breach so as to result in the failure of certain OCSI closing conditions), (B) a Takeover Proposal (except that references to 25% in such definition will be deemed to be references to 50%) by the relevant third party is publicly disclosed after the date of the Merger Agreement and has not been withdrawn prior to the OCSI Special Meeting (in the case of a termination due to the failure of the OCSI Stockholders to approve the Merger Proposal) or termination of the Merger Agreement (in the case of (A)(ii) above or the failure to complete the Merger by the Termination Date) and (C) OCSI enters into a definitive agreement with respect to such Takeover Proposal within twelve (12) months after the Merger Agreement is terminated and such Takeover Proposal is subsequently completed (regardless of whether such consummation happens prior to or following such 12-month period).

OCSL Termination Fee

The Merger Agreement provides for the payment by a third party that makes an OCSL Superior Proposal (or its designee) to OCSI of a termination fee of $19,960,028 if the Merger Agreement is terminated by OCSL at any time prior to obtaining approval of the Merger Stock Issuance Proposal by OCSL Stockholders and (A) OCSL is not in material breach of any of the terms of the Merger Agreement, and (B) the OCSL Board, including a majority of the OCSL Independent Directors, authorizes OCSL to enter into, and OCSL enters into, a definitive contract with respect to such OCSL Superior Proposal.

The Merger Agreement provides for the payment by a third party that makes the Takeover Proposal described in this paragraph (or its designee) to OCSI of a termination fee of $19,960,028 if (A) the Merger Agreement is terminated (i) by OCSL or OCSI if the Merger is not completed by the Termination Date, or the OCSL Stockholders do not approve the Merger Stock Issuance Proposal at the OCSL Annual Meeting, or (ii) by OCSI if OCSL willfully or intentionally breaches its representations, warranties, covenants or agreements in the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain OCSL closing conditions, and such breach is not curable prior to the Termination Date or, if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by OCSI to OCSL (provided that OCSI is not then in material breach so as to result in the failure of certain OCSL closing conditions), (B) a Takeover Proposal (except that references to 25% in such definition will be deemed to be references to 50%) by the relevant third party is publicly disclosed after the date of the Merger Agreement and has not been withdrawn prior to the OCSL Annual Meeting (in the case of a termination due to the failure of the OCSL Stockholders to approve the Merger Stock Issuance Proposal) or termination of the Merger Agreement (in the case of (A)(ii) above or the failure to complete the Merger by the Termination Date) and (C) OCSL enters into a definitive agreement with respect to such Takeover Proposal within twelve (12) months after the Merger Agreement is terminated and such Takeover Proposal is subsequently completed (regardless of whether such consummation happens prior to or following such 12-month period).

Effect of Termination

If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of OCSL, Merger Sub, OCSI, or their respective affiliates or consolidated subsidiaries or any of their respective directors or officers, except that (1) OCSL and OCSI will remain liable to each other for any damages incurred or suffered by another party arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Merger Agreement and the transactions contemplated thereby when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination, including the confidentiality and termination fee provisions.

Amendment of the Merger Agreement

The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the Merger Stock Issuance Proposal by OCSL Stockholders or the Merger Proposal by OCSI Stockholders; provided that after any approval of the Merger Stock Issuance Proposal by OCSL Stockholders or the Merger Proposal by OCSI Stockholders, there may not be, without further approval of such stockholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Expenses and Fees

Except with respect to (i) all filing and other fees paid to the SEC in connection with the Merger, (ii) all filing and other fees in connection with any filing under the HSR Act and (iii) fees and expenses for legal services to OCSI, OCSL and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby (excluding fees for legal services to the OCSL Special Committee and the OCSI Special Committee), which, in each case, will be borne equally by OCSL and OCSI, all fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers) will be paid by the party incurring such fees or expenses, whether or not the transactions contemplated by the Merger Agreement (including the Mergers) are consummated.

ACCOUNTING TREATMENT OF THE MERGERS

Management of OCSL has performed an analysis and determined that the Mergers are asset acquisitions and that OCSL is the accounting survivor. Therefore, the Mergers will be accounted for under the asset acquisition method of accounting by OCSL in accordance with Accounting Standards Codification Topic 805-50, Business Combinations—Related Issues (“ASC 805-50”). Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 provides that asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

In connection with the Mergers, the outstanding shares of OCSI Common Stock will be exchanged for newly issued shares of OCSL Common Stock. The aggregate NAV of the OCSL Common Stock received by OCSI Stockholders in connection with the Mergers will equal the aggregate NAV of shares of OCSI Common Stock held by OCSI Stockholders immediately prior to the Mergers, less transaction costs and tax-related distributions. Management of OCSL has determined the fair value of the shares of OCSL Common Stock to be issued pursuant to the Merger Agreement plus transaction costs (“purchase price”) to be most evident of fair value for measuring the consideration given in connection with the Mergers. The consideration paid by OCSL will be allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example, cash) and does not give rise to goodwill. To the extent that the purchase price does not closely approximate the NAV of OCSL Common Stock at such time, the difference between the purchase price and the fair value of OCSI’s net assets acquired would result in a purchase discount or premium (henceforth referred to as the (“purchase discount (or premium)”). The purchase discount (or premium) will be allocated to the acquired assets and assumed liabilities of OCSI based on their relative fair values as of the Closing Date. Immediately following the Mergers, OCSL will record its investments, including the acquired OCSI investments, at their respective fair values and, as a result, the purchase discount (or premium) allocated to the cost basis of the investments acquired from OCSI will be recognized as unrealized appreciation (or depreciation). The purchase discount (or premium) allocated to the acquired OCSI investments in loans would accrete (or amortize) over the life of the loans through interest income with a corresponding reversal of the initial unrealized appreciation (or depreciation) on the acquired OCSI loans through their ultimate disposition. The purchase discount (or premium) allocated to the acquired OCSI investments in equity securities would not accrete (or amortize) over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the acquired OCSI equity securities and disposition of such equity securities at fair value, would be recognized as realized gain (or loss) with a corresponding reversal of the unrealized appreciation (or depreciation) upon disposition of such equity securities.

The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of OCSI’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of OCSI as compared to the information shown in this joint proxy statement/prospectus may occur. OCSL will exclude any amounts resulting solely from the new cost basis of the acquired OCSI investments established by ASC 805 as a result of the Mergers from the calculation of the incentive fee on income and the incentive fee on capital gains, with such exclusion to be implemented either through an amendment to the OCSL Investment Advisory Agreement or a waiver of such amounts by Oaktree.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax consequences of the Mergers, including an investment in shares of OCSL Common Stock to an OCSI Stockholder. This summary does not purport to be a complete description of the income tax consequences of the Mergers applicable to an investment in shares of OCSL Common Stock.

Neither OCSL nor OCSI has sought or will seek any ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Mergers or any related transactions. The following discussion does not discuss the special treatment under U.S. federal income tax laws that could result if OCSL invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Mergers to you, as applicable, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

This discussion addresses only those OCSI Stockholders that hold their OCSI Common Stock (and will hold their OCSL Common Stock) as a capital asset within the meaning of Section 1221 of the Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular OCSI Stockholders in light of their individual circumstances or to OCSI Stockholders that are subject to special rules, such as stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, stockholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, persons who hold shares in OCSI Common Stock as part of a straddle or a hedging or conversion transaction, real estate investment trusts, other RICs, tax exempt organizations, banks and other financial institutions, U.S. stockholders whose functional currency is not the U.S. dollar, non-U.S. stockholders engaged in a trade or business in the United States, nonresident alien individuals who are present in the United States for 183 days or more in a taxable year, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations or passive foreign investment companies.

In addition, the discussion does not address any alternative minimum tax, gift or estate tax, or any state, local or foreign tax consequences of the Mergers, nor does it address any tax consequences arising under Medicare tax on net investment income.

For purposes of this discussion, a “U.S. stockholder” or “U.S. holder” is a beneficial owner of OCSI Common Stock or OCSL Common Stock (as applicable) who for U.S. federal income tax purposes is: (i) a citizen or individual resident of the United States; (2) a corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States or any State or the District of Columbia; (3) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (b) such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person; or (4) an estate that is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” is a beneficial owner of OCSI Common Stock or OCSL Common Stock (as applicable) that is not a U.S. stockholder or an entity that is treated as a partnership for U.S. federal income tax purposes.

The tax treatment of a partner in a partnership (or an entity treated as a partnership) generally will depend on the status of the partner and the activities of the partnership. An OCSI Stockholder that is a partner of a partnership should consult its own tax advisor.

The following discussion is based on the Code, its legislative history, existing and proposed regulations thereunder and published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion. Each OCSI Stockholder should consult its tax advisor with respect to the particular tax consequence of the Mergers to such holder.

Certain Material U.S. Federal Income Tax Consequences of the Mergers

OCSL and OCSI intend for the Mergers, taken together, to qualify as a reorganization within the meaning of Section 368(a) of the Code. It is a condition to the obligation of each of OCSI and of OCSL to consummate the Mergers that each of OCSI and OCSL will obtain an opinion from Proskauer, as counsel to OCSI and OCSL, generally to the effect that the Mergers will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. The opinion will be based on facts and representations contained in representation letters provided by each of OCSI and OCSL and on customary factual assumptions.

The remainder of this disclosure assumes that the Mergers qualify as a “reorganization” under Section 368(a) of the Code.

U.S. Stockholders

OCSI Stockholders that are U.S. holders who receive shares of OCSL Common Stock in exchange for shares of OCSI Common Stock pursuant to the Mergers generally will not recognize gain or loss for U.S. federal income tax purposes, other than for cash received in lieu of fractional shares of OCSL Common Stock. The aggregate basis of the shares of OCSL Common Stock received in the Mergers will be the same as the aggregate basis of the OCSI Common Stock for which it is exchanged, decreased by any basis attributable to fractional interests in shares of OCSL Common Stock for which cash is received. The holding period of shares of OCSL Common Stock received in exchange for shares of OCSI Common Stock will include the holding period of the OCSI Common Stock for which it is exchanged.

If the OCSI Stockholder acquired different blocks of OCSI Common Stock at different times or at different prices, then the OCSI Stockholder’s basis and holding period in their shares of OCSL Common Stock will be determined by reference to each block of OCSI Common Stock exchanged.

A holder of OCSI Common Stock who receives cash instead of a fractional share of OCSL Common Stock will generally be treated as having received the fractional share pursuant to the Mergers and then as having sold that fractional share of OCSL Common Stock for cash. As a result, a U.S. holder of OCSI Common Stock generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest. Except as described above, this gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares is greater than one year. The deductibility of capital losses is subject to limitations.

Payments of cash in lieu of fractional shares to a holder of OCSI Common Stock may, under certain circumstances, be subject to information reporting and backup withholding, unless the holder provides proof of an applicable exemption satisfactory to OCSL and the exchange agent or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

Each holder of OCSI Common Stock who is required to file a U.S. federal income tax return and who is a “significant holder” that receives OCSL Common Stock in the Mergers will be required to file a statement with such U.S. federal income tax return in accordance with U.S. Treasury Regulations Section 1.368-3 setting forth such holder’s basis in, and the fair market value of, the OCSI Common Stock that is exchanged for OCSL Common Stock by such significant holder (in each case determined immediately prior to the exchange). A

“significant holder” is a holder of OCSI Common Stock who, immediately before the Mergers, owned at least 5% of the outstanding stock of OCSI or securities of OCSI with a basis for U.S. federal income tax purposes of at least $1,000,000.

Non-U.S. Stockholders

OCSI Stockholders that are non-U.S. stockholders who receive shares of OCSL Common Stock in exchange for shares of OCSI Common Stock pursuant to the Mergers generally will not recognize gain or loss for U.S. federal income tax purposes. The holding period and basis of the OCSL Common Stock received by a non-U.S. stockholder generally will be calculated in the same manner as for as U.S. stockholder as described above under “— U.S. stockholders”. Gain recognized by a non-U.S. stockholder upon the exchange of OCSI Common Stock for cash in lieu of fractional shares of OCSL Common Stock pursuant to the Mergers generally should not be subject to U.S. federal income tax.

A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to any cash received in lieu of fractional shares received by such holder pursuant to the Mergers, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such non-U.S. stockholder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

In general, it is expected that limitations under the Code will apply to loss carryforwards and unrealized losses of OCSI, as OCSI Stockholders before the Mergers are expected to hold less than 50% of the outstanding shares of OCSL immediately following the Mergers.

In this regard, the Mergers are expected to result in potential limitations on the ability of OCSL to use OCSI’s loss carryforwards and unrealized capital losses inherent in the tax basis of the assets acquired, once realized, and on the ability of OCSI’s taxable subsidiaries to use their net operating loss carryforwards. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations generally would equal the product of the fair market value of OCSI’s (or OCSI’s taxable subsidiaries, as the case may be) equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

OCSL will be prohibited from using its capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in OCSI’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers, if OCSI has a net unrealized built in gain at the time of the Mergers. The ability of OCSL to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if OCSL is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both OCSL Stockholders and OCSI Stockholders following the Mergers. Therefore, an OCSL Stockholder or OCSI Stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

OCSL will also be prohibited from using OCSI’s capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in OCSL’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers, if OCSL has a net unrealized built in gain at the time of the Mergers.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Mergers, only that percentage of OCSL’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Mergers can be reduced by OCSI’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

Distribution of Income and Gains

OCSI’s tax year is expected to end as a result of the Mergers. OCSI generally will be required to declare to OCSI Stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), in order to maintain OCSI’s treatment as a RIC during its tax year ending with the date of the Mergers and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Moreover, if OCSL has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and an OCSI Stockholder acquires shares of OCSL Common Stock in the Mergers, a portion of any subsequent distributions from OCSL may, in effect, be a taxable return of part of the stockholder’s investment. Similarly, if an OCSI Stockholder acquires OCSL Common Stock in the Mergers when OCSL holds appreciated securities, the stockholder may receive a taxable return of part of its investment if and when OCSL sells the appreciated securities and distributes the realized gain.

The preceding discussion is intended only as a summary of material U.S. federal income tax consequences of the Mergers and does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, it does not address any non-income tax or any foreign, state or local tax consequences of the Mergers. OCSI Stockholders are strongly encouraged to consult their own tax advisors as to the specific tax consequences resulting from the Mergers, including tax return reporting requirements, the applicability and effect of United States federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

U.S. Federal Income Taxation of an Investment in OCSL Common Stock

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to OCSL, to OCSL’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in OCSL Common Stock.

This summary does not purport to be a complete description of all the income tax considerations applicable to such an investment. For example, this summary does not describe all of the tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a mark-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, real estate investment trusts, RICs, U.S. persons with a functional currency other than the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” “passive foreign investment companies” and persons that will hold OCSL Common Stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes or to the owners or partners of a stockholder.

This summary assumes that investors hold OCSL Common Stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations and published rulings and court decisions all as currently in effect, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion.

OCSL has not sought, and does not expect to seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed herein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if OCSL invests in tax-exempt securities or certain other investment assets. For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of OCSL Common Stock who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•

a trust if (i) a U.S. court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of the substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” generally is a beneficial owner of OCSL Common Stock that is neither a U.S. stockholder nor an entity treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds OCSL Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of OCSL Common Stock that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of OCSL Common Stock.

Tax matters are very complicated, and the tax consequences to an investor of an investment in OCSL Common Stock will depend on the facts of such investor’s particular situation. Investors are encouraged to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

OCSL has elected to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC for U.S. federal income tax purposes. As a RIC, OCSL generally does not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that OCSL timely distributes (or are deemed to timely distribute) to OCSL Stockholders as dividends. Instead, dividends OCSL distributes (or are deemed to timely distribute) generally are taxable to the holders of OCSL Common Stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of OCSL Common Stock. OCSL will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To qualify as a RIC, OCSL must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, OCSL must distribute to OCSL Stockholders, for each taxable year, at least 90% of OCSL’s investment company taxable income (which generally is OCSL’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends-paid deduction) (the “Annual Distribution Requirement”) for any taxable year. The following discussion assumes that OCSL continues to qualify as a RIC.

Taxation as a Regulated Investment Company

If OCSL qualifies as a RIC and meets the Annual Distribution Requirement, OCSL will not be subject to U.S. federal income tax on the portion of OCSL’s investment company taxable income and net capital gain

(realized net long-term capital gain in excess of realized net short-term capital loss) that OCSL timely distributes (or are deemed to distribute) to OCSL Stockholders. OCSL would, however, be subject to a 4% nondeductible federal excise tax if OCSL does not distribute, actually or on a deemed basis, an amount at least equal to the sum of (i) 98% of OCSL’s ordinary income for the calendar year, (ii) 98.2% of OCSL’s net capital gains for the one-year period ending on October 31 of the calendar year and (iii) any income realized, but not distributed, in the preceding period (to the extent that income tax was not imposed on such amounts), less certain reductions, as applicable (together, the “Excise Tax Distribution Requirements”).

In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, OCSL must, among other things:

•	continue to qualify and have in effect an election to be treated as a Business Development Company under the Investment Company Act at all times during each taxable year;

•

derive in each taxable year at least 90% of OCSL’s gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income (including certain deemed inclusions) derived with respect to OCSL’s business of investing in such stock or securities or foreign currencies or net income derived from an interest in a “qualified publicly traded partnership” (the “90% Gross Income Test”);

•	diversify OCSL’s holdings so that at the end of each quarter of the taxable year:

•

OCSL ensures that at least 50% of the value of OCSL’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of OCSL’s assets or more than 10% of the outstanding voting securities of the issuer; and

•

OCSL ensures that no more than 25% of the value of OCSL’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by OCSL and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

In addition to OCSL’s dividend reinvestment plan, OCSL may choose to pay a majority of a required dividend in OCSL Common Stock rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each stockholder in cash or OCSL Common Stock (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If stockholders in the aggregate elect to receive an amount of cash greater than OCSL’s cash cap, then each stockholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in OCSL Common Stock. The value of the portion of the distribution made in OCSL Common Stock will be equal to the amount of cash for which the OCSL Common Stock is substituted, and OCSL U.S. stockholders will be subject to tax on such amount as though they had received cash.

Stockholders who participate in OCSL’s dividend reinvestment plan will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of OCSL’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. Furthermore, with respect to non-U.S. stockholders, OCSL may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in OCSL Common Stock. It is unclear whether and to what extent OCSL will be able to pay taxable dividends of the type described in this paragraph.

OCSL may have investments that require income to be included in investment company taxable income in a year prior to the year in which OCSL actually receives a corresponding amount of cash in respect of such income. For example, if OCSL holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, OCSL must include in OCSL’s taxable income in each year the full amount of OCSL’s allocable share of these deemed dividends. Additionally, if OCSL holds debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), OCSL must include in OCSL’s taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether OCSL receives cash representing such income in the same taxable year. OCSL may also have to include in OCSL’s taxable income other amounts that OCSL has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If OCSL’s deductible expenses in a given year exceed OCSL’s investment company taxable income, OCSL will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and these net operating losses generally will not pass through to stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% (generally increased to 50% for taxable years beginning in 2019 or 2020) of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to OCSL or the holders of OCSL Common Stock. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, OCSL may, for U.S. federal income tax purposes, have aggregate taxable income for several years that OCSL is required to distribute and that is taxable to stockholders even if this income is greater than the aggregate net income OCSL actually earned during those years.

In order to enable OCSL to make distributions to the holders of OCSL Common Stock that will be sufficient to enable OCSL to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, OCSL may need to liquidate or sell some of OCSL’s assets at times or at prices that OCSL would not consider advantageous, OCSL may need to raise additional equity or debt capital, OCSL may need to take out loans, or OCSL may need to forego new investment opportunities or otherwise take actions that are disadvantageous to OCSL’s business (or be unable to take actions that are advantageous to OCSL’s business). Even if OCSL is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the Investment Company Act, OCSL generally is not permitted to make distributions to OCSL’s stockholders while OCSL’s debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. If OCSL is unable to obtain cash from other sources to enable OCSL to satisfy the Annual Distribution Requirement, OCSL may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). If OCSL is unable to obtain cash from other sources to enable OCSL to satisfy the Excise Tax Distribution Requirements, OCSL may be subject to an additional tax, as described above.

For the purpose of determining whether OCSL satisfies the 90% Gross Income Test and the Diversification Tests, the character of OCSL’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from OCSL for U.S. federal income tax purposes, generally will be determined as if OCSL realized these tax items directly. Further, for purposes of calculating the value of OCSL’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, OCSL’s proper proportion of any investment in the securities of that issuer that are held by a member of OCSL’s “controlled group” must be aggregated with OCSL’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with OCSL if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) OCSL directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC

If OCSL fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, OCSL might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require OCSL to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). Subject to a limited exception applicable to RICs that qualified for RIC status under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, OCSL could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by OCSL during the period in which OCSL failed to qualify as a RIC that are recognized during the 5-year period after OCSL’s requalification as a RIC, unless OCSL made a special election to pay corporate-level U.S. federal income tax on these net built-in gains at the time of OCSL’s requalification as a RIC.

If OCSL fails to qualify for treatment as a RIC and such relief provisions do not apply to OCSL, OCSL would be subject to U.S. federal income tax on all of OCSL’s taxable income at regular corporate U.S. federal income tax rates (and OCSL also would be subject to any applicable state and local taxes), regardless of whether OCSL makes any distributions to the holders of OCSL Common Stock. OCSL would not be able to deduct distributions to OCSL’s stockholders, nor would distributions to the holders of OCSL Common Stock be required to be made for U.S. federal income tax purposes. Any distributions OCSL makes generally would be taxable to the holders of OCSL Common Stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of OCSL’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. stockholders of OCSL Common Stock that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of OCSL’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of OCSL Common Stock, and any remaining distributions would be treated as capital gain.

If, before the end of any quarter of OCSL’s taxable year, OCSL believes that OCSL may fail the Diversification Tests, OCSL may seek to take certain actions to avert a failure. However, the action frequently taken by RICs to avert a failure, the disposition of non-diversified assets, may be difficult for OCSL to pursue because of the limited liquidity of OCSL’s investments.

Although OCSL expects to operate in a manner so as to qualify continuously as a RIC, OCSL may decide in the future to be taxed as a “C” corporation, even if OCSL would otherwise qualify as a RIC, if OCSL determines that treatment as a C corporation for a particular year would be in OCSL’s best interests. The remainder of this discussion assumes that OCSL will continuously qualify as a RIC for each taxable year.

OCSL’s Investments — General

Certain of OCSL’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause OCSL to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. OCSL intends to monitor OCSL’s transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that OCSL will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by OCSL from warrants or other securities acquired by OCSL, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long OCSL held a particular warrant or security.

A portfolio company in which OCSL invests may face financial difficulties that require OCSL to work-out, modify or otherwise restructure OCSL’s investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause OCSL to recognize taxable income without a corresponding receipt of cash, which could affect OCSL’s ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in OCSL receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

OCSL’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, OCSL’s yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by OCSL.

If OCSL purchases shares in a “passive foreign investment company” (“PFIC”), OCSL may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if OCSL distributes such income as a taxable dividend to the holders of OCSL Common Stock. Additional charges in the nature of interest generally will be imposed on OCSL in respect of deferred taxes arising from any such excess distribution or gain. If OCSL invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (“QEF”), in lieu of the foregoing requirements, OCSL will be required to include in income each year OCSL’s proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any required inclusions from the QEF election will be considered “good income” for purposes of the 90% Gross Income Test. Alternatively, OCSL may be able to elect to mark-to-market at the end of each taxable year OCSL’s shares in a PFIC; in this case, OCSL will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in OCSL’s income. OCSL’s ability to make either election will depend on factors beyond OCSL’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, OCSL may be required to recognize in a year income in excess of any distributions OCSL receives from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether OCSL satisfies the Excise Tax Distribution Requirements. See “— Taxation as a Regulated Investment Company” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time OCSL accrues income, expenses or other liabilities denominated in a foreign currency and the time OCSL actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt obligations denominated in a foreign currency, and other financial transactions denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Stockholders

The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.

Distributions by OCSL generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of OCSL’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. stockholders to the extent of OCSL’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional OCSL Common Stock. To the extent such distributions OCSL pays to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by OCSL will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code. Distributions of OCSL’s net capital gains (which generally are OCSL’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by OCSL as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its OCSL Common Stock and regardless of whether paid in cash or reinvested in additional OCSL Common Stock. Distributions in excess of OCSL’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s OCSL Common Stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

A portion of OCSL’s ordinary income dividends, but not capital gain dividends, paid to corporate U.S. stockholders may, if certain conditions are met, qualify for up to a 50% dividends-received deduction to the extent OCSL has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of OCSL’s earnings and profits. OCSL expects only a small portion of OCSL’s dividends to qualify for this deduction. A corporate U.S. stockholder may be required to reduce its basis in its common stock with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

U.S. stockholders who have not opted out of OCSL’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of OCSL Common Stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional OCSL Common Stock purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless OCSL were to issue new shares that are trading at or above NAV, in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

OCSL may distribute OCSL’s net long-term capital gains, if any, in cash or elect to retain some or all of such gains, pay taxes at the U.S. federal corporate-level income tax rate on the amount retained, and designate the retained amount as a “deemed distribution.” If OCSL elects to retain net long-term capital gains and deem them distributed, each U.S. common stockholder will be treated as if they received a distribution of their pro rata share of the retained net long-term capital gain and the U.S. federal income tax paid. As a result, each U.S. common stockholder will (i) be required to report their pro rata share of the retained gain on their tax return as long-term capital gain, (ii) receive a refundable tax credit for their pro rata share of federal tax paid by OCSL on the retained gain, and (iii) increase the tax basis of their shares of OCSL Common Stock by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, OCSL must provide written notice to OCSL’s stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, OCSL may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If OCSL makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by OCSL in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by OCSL Stockholders on December 31 of the year in which the dividend was declared.

If a U.S. stockholder purchases shares of OCSL Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder redeems, sells or otherwise disposes of his, her or its shares of OCSL Common Stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the OCSL Common Stock sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of shares of OCSL Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of OCSL Common Stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the OCSL Common Stock acquired will be increased to reflect the disallowed loss.

In general, individual and certain other non-corporate U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in OCSL’s shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

OCSL will send to each of OCSL’s U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in the U.S. stockholder’s taxable income for the applicable year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by OCSL generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because OCSL’s income generally will not consist of dividends. Distributions out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations (that have not yet been finalized) qualified real estate investment trust dividends earned by OCSL may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

Net Investment Income Tax

An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate U.S. stockholders (other than certain trusts) on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to shares of common stock, and net gain attributable to the disposition of common stock (in each case, unless the shares of common stock are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of non-U.S. stockholders

The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this section does not apply to you. Whether an investment in shares of OCSL Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of OCSL Common Stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors before investing in OCSL Common Stock.

Distributions on, and Sale or Other Disposition of, OCSL Common Stock

Distributions of OCSL’s investment company taxable income to non-U.S. stockholders generally will be subject to U.S. withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from OCSL’s current or accumulated earnings and profits unless an exception applies.

If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions generally will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, OCSL will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign trust and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of OCSL’s net capital gain (which generally are OCSL’s realized net long-term capital gains in excess of realized net short-term capital losses) to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of OCSL Common Stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States (as discussed above) or (b) the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains recognized upon the sale of OCSL Common Stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” (unless lowered or eliminated by an applicable income tax treaty). Non-U.S. stockholders of OCSL Common Stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

In general, no U.S. source withholding taxes will be imposed on dividends paid by OCSL to non-U.S. stockholders to the extent the dividends are designated as “interest related dividends” or “short term capital gain dividends.” Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that OCSL will distribute any interest related dividends or short term capital gain dividends.

If OCSL distributes OCSL’s net capital gain in the form of deemed rather than actual distributions (which OCSL may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax OCSL pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (“TIN”) (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.

Non-U.S. stockholders who have not opted out of OCSL’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of OCSL Common Stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to non-U.S. stockholders to the same extent as if such dividends were received in cash. In addition, OCSL has the ability to declare a large portion of a dividend in shares of OCSL Common Stock, even if a non-U.S. stockholder has opted out of OCSL’s dividend reinvestment plan, in which case, as long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, OCSL’s non-U.S. stockholders will be taxed on 100% of the fair market value of a dividend paid entirely or partially in OCSL Common Stock on the date the dividend is received in the same manner (and to the extent such non-U.S. stockholder is subject to U.S. federal income taxation) as a cash dividend (including the application of withholding tax rules described above), even if most or all of the dividend is paid in OCSL Common Stock. In such a circumstance, OCSL may be required to withhold all or substantially all of the cash OCSL would otherwise distribute to a non-U.S. stockholder.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding

OCSL may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to stockholders (a) who fail to provide OCSL with their correct TINs or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies OCSL that this stockholder is subject to backup withholding. Certain stockholders specified in the Code and the U.S. Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a stockholder to furnish a certified TIN to OCSL could subject the stockholder to a $50 penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts

A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax may be subject to information reporting and backup withholding of U.S. federal income tax on dividends, unless the non-U.S. stockholder provides OCSL or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form), or otherwise meets the documentary evidence requirements for establishing that it is a non-U.S. stockholder or establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid with respect to common stock to: (i) a foreign financial institution, unless the foreign financial institution agrees to verify, report and disclose its U.S. accountholders, and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement”; or (ii) a non-financial foreign entity beneficial owner, unless the entity certifies that it does not have any substantial U.S. owners or provides the name, address and TIN of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that otherwise are eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to these dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of this exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.

All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in OCSL Common Stock. OCSL will not pay any additional amounts in respect to any amounts withheld.

OCSL PROPOSAL 1 — ELECTION OF DIRECTORS

Under OCSL’s restated certificate of incorporation, as amended (“OCSL’s certificate of incorporation”), directors are divided into three classes. At each annual meeting of stockholders of OCSL, the successors to the directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of his or her election and when his or her successor has been duly elected and qualifies or any director’s earlier resignation, removal from office, death or incapacity.

Each of Ms. Gero and Mr. Jacobson has been nominated for re-election to the OCSL Board for a three-year term expiring at the 2024 annual meeting of stockholders of OCSL. At the Companies’ joint annual meeting of stockholders on April 6, 2018, Mr. Jacobson was re-elected to the OCSL Board. Effective upon the conclusion of the Companies’ joint annual meeting of stockholders on March 7, 2019, Deborah A. Gero was appointed to the OCSL Board. For Ms. Gero’s and Mr. Jacobson’s biographical information, see “Management of OCSL and OCSI — Director and Executive Officer Information — Biographical Information — Independent Directors.”

No person being nominated by the OCSL Board as a director is being proposed for election pursuant to any agreement or understanding between any such person and OCSL.

Any OCSL Stockholder can vote for or withhold authority on each of the director nominees of OCSL. Votes to “withhold authority” and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the election of any director nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named above. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person nominated by the OCSL Board as a replacement. The OCSL Board does not have any reason to believe that any director nominee named will be unable or unwilling to serve.

The OCSL Board unanimously recommends a vote “FOR” each of OCSL’s director nominees proposed by the OCSL Board in connection with the Director Proposal.

OCSL PROPOSAL 2 — RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR

Upon the recommendation of the Audit Committee of the OCSL Board, the OCSL Board has retained EY as OCSL’s independent registered public accounting firm for the fiscal year ending September 30, 2021, subject to ratification by OCSL Stockholders.

It is expected that a representative of EY will participate in the virtual OCSL Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by EY for the fiscal years ended September 30, 2020 and 2019.

	2020 OCSL		2019 OCSL
Audit Fees	$1,177,350		$1,215,000
Audit-Related Fees	$—		$—
Aggregate Non-Audit Fees:
Tax Fees	$165,000		$166,500
All Other Fees	—		—
Total Aggregate Non-Audit Fees	$165,000	(1)	$166,500	(2)
Total Fees	$1,342,350		$1,381,500

(1)	Non-audit fees represent 12.3% of total fees.
(2)	Non-audit fees represent 12.1% of total fees.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of OCSL’s year-end financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of OCSL’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Aggregate Non-Audit Fees. Aggregate non-audit fees billed by EY to Oaktree and its affiliates who provide on-going services to OCSL during the fiscal year ended September 30, 2020 was $7,347,860. OCSL’s Audit Committee does not consider the provision of such services to be incompatible with maintaining EY’s independence.

Required Vote

The affirmative vote of a majority of the votes cast by OCSL Stockholders at the OCSL Annual Meeting in person or by proxy is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of OCSL’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of shares of OCSL Common Stock, there should not be any broker non-votes with respect to this proposal.

The OCSL Board unanimously recommends a vote “FOR” the proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for OCSL for the fiscal year ending September 30, 2021.

Audit Committee Report

The following is the report of the Audit Committee of OCSL with respect to OCSL’s audited financial statements for the fiscal year ended September 30, 2020.

As part of its oversight of OCSL’s financial statements, OCSL’s Audit Committee reviewed and discussed with both management and its independent registered public accounting firm OCSL’s audited financial statements filed with the SEC as of and for the fiscal year ended September 30, 2020. OCSL’s management advised OCSL’s Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), and reviewed significant accounting issues with the Audit Committee. OCSL’s Audit Committee discussed with its independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 1301 (Communication with Audit Committees). The independent registered public accounting firm also provided to OCSL’s Audit Committees the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with OCSL’s Audit Committee concerning independence, and OCSL’s Audit Committee discussed the subject of independence with the independent registered public accounting firm.

OCSL’s Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by its independent registered public accounting firm. Pursuant to the policies, OCSL’s Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax, and other services that have not received general pre-approval must be submitted to OCSL’s Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of OCSL’s Audit Committee. However, OCSL’s Audit Committee may delegate pre-approval authority to subcommittees of one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to OCSL’s Audit Committee at its next scheduled meeting. OCSL’s Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

OCSL’s Audit Committee has reviewed the audit fees paid by OCSL to its independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with OCSL’s and its Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee of OCSL recommended to the OCSL Board that the financial statements as of and for the year ended September 30, 2020, be included in OCSL’s Annual Report on Form 10-K for the year ended September 30, 2020, for filing with the SEC. The Audit Committee of OCSL also recommended the selection of EY to serve as the independent registered public accounting firm of OCSL for the fiscal year ending September 30, 2021.

OCSL Audit Committee

Deborah Gero, Chairman

Craig Jacobson, Member

Bruce Zimmerman, Member

OCSL PROPOSAL 3 — APPROVAL OF THE MERGER STOCK ISSUANCE PROPOSAL

OCSL is asking OCSL Stockholders to approve the issuance of the shares of OCSL Common Stock to be issued pursuant to the Merger Agreement. It is a condition to completion of the Mergers that OCSL issue shares of OCSL Common Stock to OCSI Stockholders pursuant to the Merger Agreement. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of OCSI Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in “Description of the Merger Agreement — Merger Consideration.”

The issuance of shares of OCSL Common Stock to OCSI Stockholders is necessary to complete the Mergers and therefore the approval of the Merger Stock Issuance Proposal is required for completion of the Mergers.

Appraisal Rights

Under Delaware law and OCSL’s certificate of incorporation, OCSL Stockholders will not be entitled to rights of appraisal with respect to the Merger Stock Issuance Proposal. Accordingly, to the extent that an OCSL Stockholder objects to the Merger Stock Issuance Proposal, such OCSL Stockholder will not have the right to have a court judicially determine (and the OCSL Stockholder will not receive) the fair value for its shares of OCSL Common Stock under the provisions of Delaware law governing appraisal rights.

Required Vote

OCSL Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. The affirmative vote “FOR” the Merger Stock Issuance Proposal of the holders of a majority of the votes cast by the holders of outstanding shares of OCSL Common Stock at the OCSL Annual Meeting in person or by proxy at a meeting at which a quorum is present is required for approval of the Merger Stock Issuance Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of the Merger Stock Issuance Proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless OCSL Stockholders designate otherwise.

On the recommendation of the OCSL Special Committee, the OCSL Board unanimously recommends a vote “FOR” The Merger Stock Issuance Proposal.

OCSI PROPOSAL 1 — APPROVAL OF THE MERGER PROPOSAL

OCSI is asking OCSI Stockholders to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Mergers. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each share of OCSI Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement — Merger Consideration.” For more information on the OCSI Stockholder vote required for approval of the Merger Proposal, see “The OCSI Special Meeting — Vote Required.”

Approval of the Merger Proposal is required for the completion of the Mergers.

Appraisal Rights

Under Delaware law and OCSI’s amended and restated certificate of incorporation, as amended (“OCSI’s certificate of incorporation”), OCSI Stockholders will not be entitled to rights of appraisal with respect to the Merger Proposal. Accordingly, to the extent that an OCSI Stockholder objects to the Merger Proposal, such OCSI Stockholder will not have the right to have a court judicially determine (and the OCSI Stockholder will not receive) the fair value for its shares of OCSI Common Stock under the provisions of Delaware law governing appraisal rights.

Required Vote

OCSI Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote “FOR” the Merger Proposal of a majority of the outstanding shares of OCSI Common Stock is required to approve the Merger Proposal. Abstentions and broker non-votes, if any, will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the Merger Proposal unless OCSI Stockholders designate otherwise.

On the recommendation of the OCSI Special Committee, the OCSI Board unanimously recommends a vote “FOR” The Merger Proposal.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

OCSL

Price Range of OCSL Common Stock

OCSL Common Stock trades on Nasdaq under the symbol “OCSL.” The following table sets forth, for each fiscal quarter during the two most recently completed fiscal years and for the current fiscal year, the range of high and low sales prices of OCSL Common Stock as reported on Nasdaq, the premium (discount) of sales price to OCSL’s NAV and the distributions declared by OCSL for each fiscal quarter.

			Sale Price
	NAV(1)		High	Low	Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Distribution per Share(3)
Year ended September 30, 2019
First quarter	$6.19		$5.01	$4.08	(19.1)%	(34.1)%	$0.095
Second quarter	$6.55		$5.29	$4.20	(19.2)%	(35.9)%	$0.095
Third quarter	$6.60		$5.75	$5.13	(12.9)%	(22.3)%	$0.095
Fourth quarter	$6.60		$5.50	$5.01	(16.7)%	(24.1)%	$0.095
Year ended September 30, 2020
First quarter	$6.61		$5.52	$5.00	(16.5)%	(24.4)%	$0.095
Second quarter	$5.34		$5.65	$2.33	5.8%	(56.4)%	$0.095
Third quarter	$6.09		$4.90	$3.00	(19.5)%	(50.7)%	$0.095
Fourth quarter	$6.49		$5.23	$4.29	(19.4)%	(33.9)%	$0.105
Year ending September 30, 2021
First quarter		*	$5.66	$4.52	*	*	$0.11
Second quarter (through January 15, 2021)		*	$5.82	$5.56	*	*	N/A

*	Not determinable at the time of filing.
(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price less NAV, divided by NAV.
(3)

Represents the distribution declared in the specified quarter. OCSL has adopted an “opt out” dividend reinvestment plan for OCSL Stockholders. Distributions by OCSL are generally taxable to U.S. stockholders as ordinary income or capital gains.

The last reported price for OCSL Common Stock on January 15, 2021 was $5.76 per share, which represented a 11.2% discount to OCSL’s NAV as of September 30, 2020. As of January 15, 2021, OCSL had 60 stockholders of record, which did not include stockholders for whom shares are held in nominee or “street” name.

OCSI

Price Range of OCSI Common Stock

OCSI Common Stock currently trades on Nasdaq under the symbol “OCSI.” The following table sets forth, for each fiscal quarter during the two most recently completed fiscal years and for the current fiscal year, the range of high and low sales prices of OCSI Common Stock as reported on Nasdaq, the premium (discount) of sales price to OCSI’s NAV and the distributions declared by OCSI for each fiscal quarter:

			Sale Price
	NAV(1)		High	Low	Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Distribution per Share(3)
Year ended September 30, 2019
First quarter	$9.43		$8.68	$7.52	(8.0)%	(20.3)%	$0.155
Second quarter	$9.74		$8.67	$7.66	(11.0)%	(21.4)%	$0.155
Third quarter	$9.71		$8.81	$8.10	(9.3)%	(16.6)%	$0.155
Fourth quarter	$9.65		$8.50	$7.54	(11.9)%	(21.9)%	$0.155
Year ended September 30, 2020
First quarter	$9.71		$8.40	$8.00	(13.5)%	(17.6)%	$0.155
Second quarter	$7.17		$8.50	$4.28	18.5%	(40.3)%	$0.155
Third quarter	$8.47		$6.70	$4.88	(20.9)%	(42.4)%	$0.125
Fourth quarter	$9.05		$7.00	$6.10	(22.7)%	(32.6)%	$0.125
Year ending September 30, 2021
First quarter		*	$7.89	$6.32	*	*	$0.145
Second quarter (through January 15, 2021)		*	$7.98	$7.66	*	*	N/A

*	Not determinable at the time of filing.
(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price less NAV, divided by NAV.
(3)

Represents the distribution declared in the specified quarter. OCSI has adopted an “opt out” dividend reinvestment plan for OCSI Stockholders. Distributions by OCSI are generally taxable to U.S. stockholders as ordinary income or capital gains.

The last reported price for OCSI Common Stock on January 15, 2021 was $7.87 per share, which represented a 13.0% discount to OCSI’s NAV as of September 30, 2020. As of January 15, 2021, OCSI had 10 stockholders of record, which did not include stockholders for whom shares are held in nominee or “street” name.

MANAGEMENT OF OCSL AND OCSI

The business and affairs of each of OCSL and OCSI are managed under the oversight of its Board. The Board of each of OCSL and OCSI currently consists of five members, of whom four are Independent Directors. The Board of each of OCSL and OCSI may modify the number of its members in accordance with each Company’s bylaws, except that no decrease in the number of directors shall shorten the term of any incumbent director. Nasdaq requires that each Company maintain a majority of Independent Directors on its Board and provides that a director of a Business Development Company is considered to be independent if he or she is not an “interested person”, as defined in Section 2(a)(19) of the Investment Company Act. Therefore, under both the Investment Company Act and applicable Nasdaq rules, a majority of the directors of the Board of each of OCSL and OCSI is independent.

Director and Executive Officer Information

Directors

Information regarding each Company’s current directors is set forth below. The directors are divided into two groups — interested director and Independent Directors. The interested director is an “interested person” of each Company, as defined in Section 2(a)(19) of the Investment Company Act.

Name, Address, and Age (1)	Company Served	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex (2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years (3)
Interested Director
John B. Frank (64)	OCSL and OCSI	OCSL–Director since 2017; term expires in 2023 OCSI–Director since 2017; term expires in 2023	OCM’s Vice Chairman since 2014.	2	A member of the board of directors of OCG since 2007 and Chevron Corporation since October 2017.
Independent Directors
Deborah Gero (60)*	OCSL and OCSI	OCSL–Director since 2019; term expires, if elected, in 2024 OCSI–Director since 2019; term expires in 2021	Director and Secretary of The Friends of the Brentwood Art Center since September 2016. Ms. Gero also held various positions with American International Group, Inc. and its affiliates (collectively, “AIG”) from 2009 to 2018.	3	Member of the board of directors of Newport Re, Ltd. since May 2019 and The Friends of the Brentwood Art Center since September 2016.

Craig Jacobson (68)*	OCSL and OCSI	OCSL–Director since 2017; term expires, if elected, in 2024 OCSI–Director since 2017; term expires in 2021	Partner of the law firm of Hansen, Jacobson, Teller, Hoberman, Newman, Warran, Richman, Rush, Kaller & Gellman LLP since 1987; Founder at Whisper Advisors LLC since 2015; Founder at New Form Digital from 2014 to January 2019.	2	Member of the board of directors of Expedia and Charter Communications; previously a member of the board of directors of Tribune Entertainment.

Name, Address, and Age (1)	Company Served	Company – Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex (2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years (3)
Richard G. Ruben (65)	OCSL and OCSI	OCSL–Director since 2017; term expires in 2022 OCSI–Director since 2017; term expires in 2022	Chief Executive Officer of the Ruben Companies, a real estate development and management business, since 1982.	2	Member of the board of overseers of Weill Cornell Medicine.

Bruce Zimmerman (63)	OCSL and OCSI	OCSL–Director since 2017; term expires in 2023 OCSI–Director since 2017; term expires in 2023	Chief Investment Officer of Dalio Family Office since July 2019; Chief Executive Officer and Chief Investment Officer of the University of Texas Investment Management Company from 2007 to October 2016.	2	Member of the board of directors of Vistra Energy Corp.; previously Vice Chairman of the Board of Trustees for the CommonFund; previously a member of the board of directors of the Beneficient Management, LLC.

*	Director nominee of OCSL.
(1)	The address of all directors is c/o Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.
(2)

“Fund Complex” includes OCSL, OCSI and Oaktree Strategic Income II, Inc. (“OSI II”), a company that has elected to be regulated as a Business Development Company under the Investment Company Act and has the same investment adviser, Oaktree, and administrator, Oaktree Administrator, as the Companies.

(3)

Except as set forth in this table, no current director of either Company otherwise serves, or has served during the past five years, as a director of an investment company registered under the Investment Company Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Executive Officers

The following persons serve in the following capacities for each Company:

Name	Age	OCSL Position	OCSI Position
Armen Panossian	44	Chief Executive Officer and Chief Investment Officer	Chief Executive Officer and Chief Investment Officer
Mathew Pendo	57	President and Chief Operating Officer	President and Chief Operating Officer
Mel Carlisle	52	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer
Kimberly Larin	52	Chief Compliance Officer	Chief Compliance Officer

Biographical Information

Additional biographical information regarding each Company’s current directors, OCSL’s nominees for director and each Company’s executive officers is set forth below.

Interested Director

John B. Frank. Mr. Frank has been a member of each of the OCSL Board and the OCSI Board since October 2017. Mr. Frank has been OCM’s Vice Chairman since 2014 and has served on the board of directors of OCG since 2007. Prior to holding this position, Mr. Frank served as OCM’s Managing Principal from 2006 to 2014 and served as OCM’s General Counsel from 2001 to 2006. As Managing Principal of OCM, Mr. Frank was the firm’s principal executive officer and was responsible for all aspects of the firm’s management. Prior to joining OCM, Mr. Frank was a partner of the law firm Munger, Tolles & Olson LLP, where he managed a number of notable mergers and acquisitions transactions. While at that firm, he served as primary outside counsel to public and privately-held corporations and as special counsel to various boards of directors and special board committees. Prior to joining Munger, Tolles & Olson LLP in 1984, Mr. Frank served as a law clerk to the Honorable Frank M. Coffin of the United States Court of Appeals for the First Circuit. He is a member of the State Bar of California and, while in private practice, was listed in Woodward & White’s Best Lawyers in America. Mr. Frank is a member of the Board of Directors of Chevron Corporation, ADRx, Inc. and Urban 626 LLC and a Trustee of Wesleyan University, the XPRIZE Foundation and The James Irvine Foundation. Mr. Frank holds a B.A. with honors from Wesleyan University and a J.D. magna cum laude from the University of Michigan Law School where he was Managing Editor of the Michigan Law Review and a member of the Order of the Coif.

Mr. Frank’s position as OCM’s Vice Chairman and member of the board of directors of OCG and prior positions as OCM’s Managing Principal and General Counsel gives him deep knowledge of Oaktree’s operations, capabilities and business relationships. Mr. Frank’s experience as counsel to boards of directors and special board committees brings valuable legal insight to the Boards. The foregoing qualifications led to the conclusion of each Board that Mr. Frank should serve as a member of such Board.

Independent Directors

Deborah Gero. Ms. Gero has been a member of each of the OCSL Board and the OCSI Board since March 2019. Ms. Gero has also been a member of the board of directors of OSI II since September 2019. Ms. Gero has held various positions with AIG, including as a Senior Managing Director and Deputy Chief Investment Officer of AIG Asset Management, where she was responsible for developing the firm’s investment strategy for approximately $300 billion of insurance company portfolios from 2012 to 2018. She joined AIG in 2009 and served as Chief Risk Officer for the Life and Retirement division until 2012. Before joining AIG, Ms. Gero was a consultant from 2003 to 2009, focusing on collateralized debt obligation investment management and investments in insurance companies. Prior to her work as a consultant, Ms. Gero spent eight years at AIG and its predecessor entities in a variety of capacities including Portfolio Manager of a $3 billion collateralized debt obligation portfolio and Corporate Actuary. Previous experiences include numerous actuarial and asset/liability management roles at Conseco, Inc., Tillinghast/Towers-Perrin and Pacific Mutual Life Insurance Company. Ms. Gero currently serves as a director of Newport Re, Ltd. and The Friends of the Brentwood Art Center and as a member of the Investment Committee of United Way of Greater Los Angeles. Ms. Gero has previously served as a director of Aurora National Life Insurance Company and New California Life Holdings, as well as several insurance and asset management subsidiaries of AIG. Ms. Gero received a B.A. degree in mathematics from the University of Notre Dame. She is a CFA charterholder, a fellow in the Society of Actuaries and a member of the American Academy of Actuaries.

Through her experience in insurance and financial services, Ms. Gero brings extensive experience in risk management, strategic planning and mergers and acquisitions to the Boards. Due to such experience and Ms. Gero’s knowledge of and experience in finance and accounting, each Board determined that Ms. Gero is an “audit committee financial expert” as defined under SEC rules. Ms. Gero’s many experiences also make her skilled in leading committees requiring substantive expertise, including serving as the chair of the audit committee of each of the Boards. The foregoing qualifications led to the conclusion of each Board that Mr. Gero should serve as a member of such Board.

Craig Jacobson. Mr. Jacobson has been a member of each of the OCSL Board and the OCSI Board since October 2017. Mr. Jacobson is a founder and partner with the law firm of Hansen, Jacobson, Teller, Hoberman, Newman, Warran, Richman, Rush, Kaller & Gellman LLP where he practices in the area of media business. Mr. Jacobson founded New Form Digital, a venture with Discovery Media and ITV Studios which produces scripted short form online content, which he operated from 2014 to January 2019. In addition, Mr. Jacobson founded and operates Whisper Advisors, a boutique investment banking and advisory company. Mr. Jacobson serves on the Board of Directors of Expedia and Charter Communications. He chairs the Nominating Committee and is a member of the Audit and Compensation Committees of Expedia and is a member of the Nominating Committee of Charter Communications. Mr. Jacobson has previously served as a director of Tribune Media Company, TicketMaster, Eventful and Aver Media. Mr. Jacobson received a J.D. from the George Washington University Law School and holds a B.A. from Brown University.

Through his membership of the Board of Directors of several companies, Mr. Jacobson brings extensive experience as the director of both private and public companies to the Boards. Mr. Jacobson’s services on the Audit and Compensation Committees of Expedia and Tribune Entertainment provides Mr. Jacobson with the knowledge and skills to significantly contribute to the committees of the Boards. The foregoing qualifications led to the conclusion of each Board that Mr. Jacobson should serve as a member of such Board.

Richard G. Ruben. Mr. Ruben has been a member of each of the OCSL Board and the OCSI Board since October 2017. Mr. Ruben has over 25 years of experience as the Chief Executive Officer of Ruben Companies. Ruben Companies develops, manages and invests in commercial and residential properties in New York, Washington D.C. and Boston. Mr. Ruben also founded Workspeed Holdings, LLC, which developed internet-based applications for property management workflow. Mr. Ruben is a member of the Board of Overseers of Weill Cornell Medicine and has previously served on the boards of Prep for Prep, the National Building Museum and Horace Mann School. Mr. Ruben served for five years on the Real Estate Advisory Committee of the New York State Common Retirement Fund. Mr. Ruben is a graduate of Amherst College and Harvard Law School.

Through his extensive executive experience with the Ruben Companies and Workspeed Holdings, LLC, Mr. Ruben brings valuable business, investment and leadership experience to the Boards and the Companies. The foregoing qualifications led to the conclusion of each Board that Mr. Ruben should serve as a member of such Board.

Bruce Zimmerman. Mr. Zimmerman has been a member of each of the OCSL Board and the OCSI Board since October 2017. Mr. Zimmerman has served as Chief Investment Officer of Dalio Family Office since July 2019 and was the Chief Executive Officer and Chief Investment Officer of the University of Texas Investment Management Company (“UTIMCO”) from 2007 until 2016. UTIMCO is the second largest investor of discretionary university assets worldwide. Before joining UTIMCO, Mr. Zimmerman was Chief Investment Officer and Global Head of Pension Investments at Citigroup. Mr. Zimmerman also served as Chief Financial Officer and Chief Administrative Officer of Citigroup Alternate Investments, which invests proprietary and client capital across a range of hedge fund, private equity, real estate and structured credit vehicles. Prior to his work at Citigroup, Mr. Zimmerman spent thirteen years at Texas Commerce Bank/JP Morgan Chase in a variety of capacities including Merger & Acquisition Investment Banking, Internet and ATM Retail Management, Consumer Marketing and Financial Planning, Strategy and Corporate Department. Mr. Zimmerman previously served as a member of the Board of Directors and Audit Committee of Vistra Energy Corp., an integrated power company, as Vice Chairman of the Board of Trustees for the CommonFund, a nonprofit asset management firm, as a member of the Board of Directors of the Beneficient Management LLC, a service provider for alternative assets, and on the Investment Committee for the Houston Endowment. Mr. Zimmerman was previously the International President of the B’nai B’rith Youth Organization. Mr. Zimmerman received an MBA from Harvard Business School and graduated Magna Cum Laude from Duke University.

Mr. Zimmerman’s executive experience brings extensive business, investment and management expertise to his Board service. His previous positions as Chief Financial Officer and Chief Accounting Officer bring valuable financial oversight skills to the Boards. The foregoing qualifications led to the conclusion of each Board that Mr. Zimmerman should serve as a member of such Board.

Executive Officers

Armen Panossian. Mr. Panossian has served as Chief Executive Officer and Chief Investment Officer for OCSL and OCSI since September 2019. Mr. Panossian has also served as the Chairman, Chief Executive Officer and Chief Investment Officer of OSI II since September 2019. Mr. Panossian serves as a Managing Director and Head of Liquid Credit at OCM, as well as portfolio manager for OCM’s U.S. Senior Loan strategy. He also oversees OCM’s Structured Credit, U.S., European and Global High Yield Bond, European Senior Loan, and U.S., Non-U.S. and High Income Convertibles strategies. In January 2014, Mr. Panossian joined OCM’s U.S. Senior Loan team to assume co-portfolio management responsibilities and lead the development of OCM’s CLO business. Mr. Panossian joined OCM in 2007 as a senior member of its Distressed Debt investment team.

Mathew Pendo. Mr. Pendo has served as the Chief Operating Officer of OCSL and OCSI since October 2017, as Chief Operating Officer of OSI II since July 2018 and as President of OCSL, OCSI and OSI II since August 2019 and currently serves as Managing Director, Head of Corporate Development and Capital Markets for OCM, which he joined in 2015. Prior to joining OCM, Mr. Pendo was at the investment banking boutique of Sandler O’Neill Partners, where he was a managing director focused on the financial services industry. Prior thereto, Mr. Pendo was the chief investment officer of the Troubled Asset Relief Program (TARP) of the U.S. Department of the Treasury, where he was honored with the Distinguished Service Award. There, he built and managed a team of 20 professionals overseeing the Treasury’s $200 billion TARP investment activities across multiple industries including AIG, GM and the banks, and all levels of the capital structure. Mr. Pendo began his career at Merrill Lynch, where he spent 18 years, starting in their investment banking division before becoming managing director of the technology industry group. Subsequently, Mr. Pendo was a managing director at Barclays Capital, first serving as co-head of U.S. Investment Banking and then co-head of Global Industrials group. Mr. Pendo previously served as a member of the Board of Directors of Keypath Education, Inc. and currently serves as a member of the Board of Directors of New IPT Holdings, LLC. He received a bachelor’s degree in economics from Princeton University, cum laude, and previously served as a board member of SuperValu Inc.

Mel Carlisle. Mr. Carlisle has served as Chief Financial Officer of OCSL and OCSI since October 2017, as Treasurer of OCSL and OCSI since November 2017, and as Chief Financial Officer and Treasurer of OSI II since July 2018. Mr. Carlisle has been a Managing Director and Head of the Distressed Debt fund accounting team within the Closed-end Funds accounting group at OCM since 2006. He joined OCM in 1995. Prior thereto, Mr. Carlisle was a manager in the Client and Fund Reporting Department of The TCW Group, Inc. Previously, he was employed in the Financial Services Group in Price Waterhouse’s Los Angeles office. Mr. Carlisle received a B.A. degree in economics and accounting from Claremont McKenna College. He is a Certified Public Accountant (inactive).

Kimberly Larin. Ms. Larin became the Chief Compliance Officer of OCSL and OCSI in October 2017 and of OSI II in July 2018 and currently serves as a Managing Director and Deputy Chief Compliance Officer for OCM Prior to joining OCM in 2002, Ms. Larin spent six years at Western Asset Management Company as a compliance officer. Ms. Larin received a B.S. degree in business administration with an emphasis in marketing from Oklahoma State University.

Board Leadership Structure

Each Board monitors and performs oversight roles with respect to the applicable Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, each Board approves the appointment of the applicable Company’s investment adviser and officers, reviews and monitors the services and activities performed by each Company’s investment adviser and officers and approves the engagement of, and reviews the performance of, the independent registered public accounting firm.

Under the respective bylaws of OCSL and OCSI, each Board may designate a chairman to preside over the meetings of such Board and meetings of stockholders and to perform such other duties as may be assigned to him or her by the respective Board. Neither Company has a fixed policy as to whether the chairman of the Board should be an Independent Director; each Company believes that it should maintain the flexibility to select the chairman and reorganize its leadership structure, from time to time, based on the criteria that is in such Company’s best interests and the best interests of such Company’s stockholders at such times. Each Board has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to each Company’s Corporate Governance Policy, whenever the chairman of such Board is not an Independent Director, the chairman of such Company’s Nominating and Corporate Governance Committee or, if there has been appointed a lead Independent Director, the lead Independent Director will act as the presiding Independent Director at meetings of the “Non-Management Directors” (which will include the Independent Directors and other directors who are not officers of such Company even though they may have another relationship with that Company or its management that prevents them from being Independent Directors). Currently, Mr. Zimmerman serves as the designated lead Independent Director of each Board.

Presently, Mr. Frank serves as the Chairman of each of the Boards. Mr. Frank’s familiarity with Oaktree’s investment platform and extensive knowledge of the financial services industry qualify him to serve as the Chairman of each Company. Each Company believes that it is best served through this existing leadership structure, as Mr. Frank’s relationship with Oaktree provides an effective bridge and encourages an open dialogue between Oaktree and the respective Board.

Each Company’s corporate governance practices include regular meetings of its Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors of such Company meet with in executive session at least once a year, for administering the Company’s compliance policies and procedures. While certain non-management members of each Board may participate on the boards of directors of other public companies, each Company monitors such participation to ensure it is not excessive and does not interfere with their duties to such Company.

Boards’ Role in Risk Oversight

The OCSL Board and OCSI Board perform their risk oversight function primarily through (i) five and four standing committees, respectively, which report to the applicable Board and, with the exception of the Co-Investment Committee, are comprised solely of Independent Directors, and (ii) active monitoring by such Company’s chief compliance officer and its compliance policies and procedures.

As described below in more detail, each Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Co-Investment Committee assists the applicable Board, and the Risk and Conflicts Committee assists the OCSL Board, in fulfilling its risk oversight responsibilities. Each Audit Committee’s risk oversight responsibilities include overseeing the applicable Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, and audits of the applicable Company’s financial statements, as well as the establishment of guidelines and making recommendations to the applicable Board regarding the valuation of the applicable Company’s loans and investments. Each Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the applicable Company of the compensation of its chief financial officer and chief compliance officer and their staffs and other non-investment professionals at Oaktree that perform duties for such Company. Each Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by the applicable Company’s stockholders, developing and recommending to the applicable Board a set of corporate governance principles and overseeing the evaluation of such Board and management. Each Co-Investment Committee’s risk oversight responsibilities include reviewing and approving certain co-investment transactions in accordance with the conditions of the exemptive order the Companies have received from the SEC. The OCSL Risk and Conflicts Committee’s risk oversight responsibilities include assisting the OCSL Board in fulfilling its oversight responsibilities in connection with OCSL’s management of its credit risk and consideration of conflicts of interest.

Each Board also performs its risk oversight responsibilities with the assistance of such Company’s chief compliance officer. Each Board annually reviews a written report from the Company’s chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of each respective Company. The chief compliance officer’s annual report addresses: (i) the operation of the compliance policies and procedures of the Company, its investment adviser and certain other entities since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee compliance. In addition, each Company’s chief compliance officer meets in executive session with the applicable Board’s Independent Directors at least once a year.

Each Company believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a Business Development Company. As Business Development Companies, the Companies are required to comply with certain regulatory requirements that control the levels of risk in their respective businesses and operations.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Companies’ directors and executive officers, and persons who own 10% or more of the Company’s common stock, to file reports of ownership and changes in ownership of its equity securities with the SEC. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, except for one Form 4 for each of OCSL and OCSI (reporting three transactions and one transaction, respectively) filed late by Leonard Tannenbaum on January 9, 2020 and May 7, 2020, respectively, each Company believes that its directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended September 30, 2020.

Corporate Governance

Corporate Governance Documents

Each Company maintains a corporate governance webpage under the “Investors” link at www.oaktreespecialtylending.com for OCSL and www.oaktreestrategicincome.com for OCSI.

The Corporate Governance Policy, Code of Business Conduct, Joint Code of Ethics, Securities Trading Policy, Audit Committee Charter, Nominating and Corporate Governance Committee Charter and Compensation Committee Charter for each Company are available at www.oaktreespecialtylending.com for OCSL and www.oaktreestrategicincome.com for OCSI and are also available to any stockholder who requests them by writing to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary.

Director Independence

In accordance with rules of Nasdaq, each Board annually determines the independence of each director. No director is considered independent unless the applicable Board has determined that he or she has no material relationship with the applicable Company. Each Company monitors the status of its directors and officers through the activities of such Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has materially changed.

In order to evaluate the materiality of any such relationship, each Board uses the definition of director independence set forth in the Nasdaq listing rules. Section 5605 provides that a director of a Business Development Company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

Each Board has determined that each of the current directors is independent and has no relationship with the applicable Company, except as a director and stockholder of the Company, with the exception of Mr. Frank. Mr. Frank is an interested person of each Company due to his positions at Oaktree and its affiliates.

Evaluation

Each Company’s directors perform an evaluation, no less frequently than annually, of the effectiveness of such Company’s Board and its committees. This evaluation includes Board and Board committee discussions.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of either Company’s Board by mail. To communicate with either Board, any individual director or any group or committee of directors, correspondence should be addressed to such Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the applicable Company’s Audit Committee. Appropriate personnel of the applicable Company will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

OCSL

The OCSL Board met six times during fiscal year 2020. Each director attended at least 75% of the total number of meetings of the OCSL Board and committees during fiscal year 2020 on which the director served that were held while the director was a member of the Board or such committee, as applicable. The OCSL Board standing committees are described below. Directors are encouraged to attend each annual meeting of stockholders. Two of OCSL’s directors attended its 2020 annual meeting of stockholders.

OCSI

The OCSI Board met six times during fiscal year 2020. Each director attended at least 75% of the total number of meetings of the OCSI Board and committees during fiscal year 2020 on which the director served that were held while the director was a member of the Board or such committee, as applicable. The OCSI Board standing committees are described below. Directors are encouraged to attend each annual meeting of stockholders. Two of OCSI’s directors attended its 2020 annual meeting of stockholders.

Audit Committees

Each Company’s Audit Committee is responsible for selecting, engaging and discharging such Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with its independent accountants, approving professional services provided by its independent accountants (including compensation thereof), reviewing the independence of its independent accountants and reviewing the adequacy of its internal control over financial reporting, as well as establishing guidelines and making recommendations to its Board regarding the valuation of its loans and investments.

The current members of each Company’s Audit Committee are Ms. Gero and Messrs. Jacobson and Zimmerman, each of whom is not an interested person of such Company as defined in the Investment Company Act and is independent for purposes of the Nasdaq listing rules. Ms. Gero serves as the Chairman of the OCSL and OCSI Audit Committees. Each Board has determined that Ms. Gero is an “audit committee financial expert” as defined under SEC rules. Each Company’s Audit Committee met nine times during fiscal year 2020.

Compensation Committees

Each Company’s Compensation Committee is responsible for reviewing and approving the reimbursement by such Company of the allocable portion of the compensation of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Oaktree that perform duties for such Company.

The current members of each Company’s Compensation Committee are Messrs. Jacobson, Ruben and Zimmerman, each of whom is not an interested person of such Company as defined in the Investment Company Act and is independent for purposes of the Nasdaq listing rules. Mr. Jacobson serves as the Chairman of the OCSL and OCSI Compensation Committees. As discussed below, none of the Companies’ executive officers is directly compensated by the Companies. Each Company’s Compensation Committee met four times during fiscal year 2020.

Nominating and Corporate Governance Committees

Each Company’s Nominating and Corporate Governance Committee is responsible for determining criteria for service on the applicable Board, identifying, researching and nominating directors for election by its stockholders, selecting nominees to fill vacancies on such Board or a committee of such Board, developing and recommending to such Board a set of corporate governance principles and overseeing the self-evaluation of such Board and its committees and evaluation of management.

The members of each Company’s Nominating and Corporate Governance Committee are Messrs. Jacobson, Ruben and Zimmerman, each of whom is not an interested person of such Company as defined in the Investment Company Act and is independent for purposes of the Nasdaq listing rules. Mr. Ruben serves as the Chairman of the OCSL and OCSI Nominating and Corporate Governance Committees. Each Company’s Nominating and Corporate Governance Committee met four times during fiscal year 2020.

Each Company’s Nominating and Corporate Governance Committee considers qualified director nominees recommended by stockholders of such Company when such recommendations are submitted in accordance with either such Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders of a Company may submit candidates for nomination for such Company’s Board by writing to: Board of Directors, Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. When submitting a nomination for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of

Company common stock owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, each Company’s Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and composition of its Board;

•	its needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of its Board;

•	the capacity and desire to serve as a member of its Board and to represent the balanced, best interests of its stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

Each Company’s Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings it a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although each Company’s Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the Company’s best interests and those of its stockholders. Neither Company’s Nominating and Corporate Governance Committee assigns specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. Each Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow each Board to fulfill its responsibilities. The Boards do not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences as well as applicable legal requirements in evaluating candidates for Board membership.

Each Company’s Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the applicable business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee the Board decides not to re-nominate a member for re-election or the Board decides to add a new director to the Board, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of each Company’s Nominating and Corporate Governance Committee and Board would review and discuss, for nomination, the individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. The Nominating and Corporate Governance Committee of each Company has not, but may choose to, engage an independent consultant or other third party to identify or evaluate or assist in identifying potential nominees to such Company’s Board.

Co-Investment Committees

Each Company’s Co-Investment Committee is responsible for reviewing and approving certain co-investment transactions in accordance with the conditions of the exemptive order each received from the SEC. The charter of each Company’s Co-Investment Committee is available in print to any stockholder who requests it.

The current members of each Company’s Co-Investment Committee are Messrs. Frank, Jacobson, Ruben and Zimmerman and Ms. Gero, each of whom is not an interested person of such Company as defined in the Investment Company Act and is independent for purposes of the Nasdaq listing rules, with the exception of Mr. Frank who is an interested person as defined in the Investment Company Act. Mr. Zimmerman currently serves as the Chairman of the OCSL and OCSI Co-Investment Committees.

OCSL Risk and Conflicts Committee

OCSL’s Risk and Conflicts Committee is responsible for assisting the OCSL Board in fulfilling its oversight responsibilities in connection with OCSL’s management of its credit risk and consideration of conflicts of interest. The charter of OCSL’s Risk and Conflicts Committee is available in print to any stockholder who requests it.

The current members of OCSL’s Risk and Conflicts Committee are Messrs. Jacobson, Ruben and Zimmerman and Ms. Gero, each of whom is not an interested person of OCSL as defined in the Investment Company Act and is independent for purposes of the Nasdaq listing rules. Mr. Zimmerman currently serves as the Chairman of the OCSL Risk and Conflicts Committee.

Code of Business Conduct

Each Company has adopted a joint Code of Business Conduct which applies to, among others, executive officers, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and all other officers, employees and directors of the Companies. If either Company makes any substantive amendment to, or grants a waiver from, a provision of the Code of Business Conduct, such Company will promptly disclose the nature of the amendment or waiver on its website at www.oaktreespecialtylending.com or www.oaktreestrategicincome.com, as applicable.

Securities Trading Policy

Each Company has adopted a Securities Trading Policy that, among other things, prohibits directors, officers and other employees from entering into a short sale transaction or transactions in puts, calls or other derivative securities, on an exchange or in any other organized market, with respect to such Company’s securities or use any other derivative transaction or instrument to take a short position in respect of such Company’s securities. Each Company’s Securities Trading Policy permits share pledges in limited cases with the pre-approval of such Company’s chief compliance officer.

Executive Compensation

The executive officers of the Companies do not receive direct compensation from the applicable Company. The compensation of the principals and other investment professionals of Oaktree are paid by Oaktree or one of its affiliates. Further, each Company is prohibited under the Investment Company Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to its officers or directors, or any employees it may have in the future. Compensation paid to each Company’s chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Oaktree that perform duties for each Company is set by Oaktree Administrator and is subject to reimbursement by each Company of an allocable portion of such compensation for services rendered to it.

During fiscal year 2020, $1.8 million and $1.1 million was incurred by, and $2.1 million and $1.3 million were reimbursed to Oaktree Administrator by, OCSL and OCSI, respectively, for the allocable portion of compensation expenses incurred by Oaktree Administrator on behalf of the chief financial officer, chief compliance officer and other support personnel of OCSL and OCSI, respectively, pursuant to the OCSL Administration Agreement and the OCSI Administration Agreement, respectively.

Director Compensation

The following table sets forth compensation of each Company’s directors for the fiscal year ended September 30, 2020:

	Fees Earned or Paid in Cash(1)(2)		Total
Name (Company or Companies)	OCSL	OCSI	OCSL	OCSI
Interested Directors:
John B. Frank (OCSL; OCSI)	—	—	—	—
Independent Directors:
Deborah Gero (OCSL; OCSI)(3)	$144,973	$106,648	$144,973	$106,648
Craig Jacobson (OCSL; OCSI)	$135,000	$100,000	$135,000	$100,000
Richard G. Ruben (OCSL; OCSI)	$135,000	$100,000	$135,000	$100,000
Bruce Zimmerman (OCSL; OCSI)(3)	$155,027	$113,352	$155,027	$113,352

(1)	For a discussion of each Company’s Independent Directors’ compensation, see below.
(2)	Neither Company maintains a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)	Ms. Gero replaced Mr. Zimmerman as the Chair of each Company’s Audit Committee on January 31, 2020.

OCSL

For fiscal year 2020, the OCSL Independent Directors received an annual retainer fee of $135,000. In addition, the lead Independent Director received $15,000, and the Chair of OCSL’s Audit Committee also received $15,000. The OCSL Board has also adopted a policy which, over a period of time, requires each Independent Director to hold Company stock equal to at least $100,000. No compensation was paid to directors who were interested persons of OCSL as defined in the Investment Company Act. The OCSL Independent Directors review and determine their compensation.

OCSI

For fiscal year 2020, the OCSI Independent Directors received an annual retainer fee of $100,000. In addition, the lead Independent Director received $10,000, and the Chair of OCSI’s Audit Committee also received $10,000. The OCSI Board has also adopted a policy which, over a period of time, requires each Independent Director to hold Company stock equal to at least $100,000. No compensation was paid to directors who were interested persons of OCSI as defined in the Investment Company Act. The OCSI Independent Directors review and determine their compensation.

PORTFOLIO MANAGEMENT OF OCSL AND OCSI

Armen Panossian is the portfolio manager for OCSL and OCSI and is primarily responsible for the day-to-day management of each OCSL’s and OCSI’s portfolio. As of September 30, 2020, Mr. Panossian manages one additional Business Development Company with a total of approximately $0.4 billion in assets under management, 3 pooled investment vehicles with a total of approximately $0.3 billion in assets under management and 11 other accounts with a total of approximately $3.1 billion in assets under management. In addition to those funds and accounts for which Mr. Panossian has primary responsibility for day-to-day management, he is also Head of OCM’s Performing Credit organization and, in such capacity, oversees the management of approximately $37 billion in assets under management as of September 30, 2020.

Mr. Panossian is not employed by either OCSL or OCSI and does not receive any direct compensation from either OCSL or OCSI or from the previously listed accounts for serving in such capacity. Mr. Panossian is paid by OCM and compensation includes a base salary, deferred equity or other deferred compensation and discretionary bonuses and variable incentive compensation based primarily on past performance, services provided and expected future contributions.

The table below shows the dollar range of shares of OCSL Common Stock beneficially owned by Mr. Panossian as of September 30, 2020:

Name of Portfolio Manager	Dollar Range of Equity Securities(1)(2)
Armen Panossian	$100,001 — $500,000

The table below shows the dollar range of shares of OCSI Common Stock beneficially owned by Mr. Panossian as of September 30, 2020:

Name of Portfolio Manager	Dollar Range of Equity Securities(1)(2)
Armen Panossian	$50,001 — $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000, or over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

From October 17, 2017 through May 3, 2020, each of OCSL and OCSI was externally managed by OCM pursuant to separate investment advisory agreements. On May 4, 2020, OCM effected the novations of such investment advisory agreements to Oaktree. Immediately following such novations, OCSL and OCSI entered into the OCSL Investment Advisory Agreement and the OCSI Investment Advisory Agreement, respectively. Mr. Frank, an interested member of each Board, has a direct or indirect pecuniary interest in Oaktree. Oaktree is a registered investment adviser under the Advisers Act that is a subsidiary of OCG. In 2019, Brookfield acquired a majority economic interest in OCG. OCG operates as an independent business within Brookfield, with its own product offerings and investment, marketing and support teams.

Under the OCSL Investment Advisory Agreement, fees payable to Oaktree equal (a) a base management fee and (b) an incentive fee based on OCSL’s performance. The base management fee is calculated at an annual rate of 1.50% of the value of OCSL’s total gross assets at the end of each quarter, including any investment made with borrowings, but excluding cash and cash equivalents. Effective May 3, 2019, the base management fee on OCSL’s gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents, that exceed the product of (A) 200% (as calculated in accordance with the Investment Company Act and giving effect to exemptive relief OCSL received from the SEC with respect to debentures issued by a small business investment company subsidiary) and (B) OCSL’s NAV is 1.00%. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 17.5% of OCSL’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. OCSL will exclude any amounts resulting solely from the new cost basis of the acquired OCSI investments established by ASC 805 as a result of the Mergers from the calculation of the incentive fee on income and the incentive fee on capital gains, with such exclusion to be implemented either through an amendment to the OCSL Investment Advisory Agreement or a waiver of such amounts by Oaktree. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the OCSL Investment Advisory Agreement) and equals 17.5% of OCSL’s realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ended September 30, 2019 through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Under the OCSI Investment Advisory Agreement, fees payable to Oaktree equal (a) a base management fee of 1.00% of the average value of OCSI’s total gross assets at the end of the two most recently completed quarters, including any investment made with borrowings, but excluding cash and cash equivalents, and (b) an incentive fee based on OCSI’s performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 17.5% of OCSI’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the OCSI Investment Advisory Agreement) and equals 17.5% of OCSI’s realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ended September 30, 2019 through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For purposes of each of the OCSL Investment Advisory Agreement and the OCSI Investment Advisory Agreement, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the applicable Company receives from portfolio companies, other than fees for providing managerial assistance) accrued during the fiscal quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the OCSL Administration Agreement or the OCSI Administration Agreement, as applicable, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the applicable Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Each of the OCSL Investment Advisory Agreement and the OCSI Investment Advisory Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the applicable Company or by the vote of the applicable Company’s directors or by Oaktree.

For the two-year period commencing on October 17, 2017, OCM waived management and incentive fees payable to OCM that exceeded what would have been paid during that period to Fifth Street Management LLC (the “Former Adviser”) in the aggregate under such Company’s investment advisory agreement with the Former Adviser that was in effect prior to October 17, 2017.

Each Company has entered into an administration agreement with Oaktree Administrator, which is a wholly-owned subsidiary of OCM. Pursuant to the OCSL Administration Agreement and the OCSI Administration Agreement, Oaktree Administrator provides administrative services to the applicable Company necessary for the operations of such Company, which include providing to each Company office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and such other services as Oaktree Administrator, subject to review by the applicable Board, shall from time to time deem to be necessary or useful to perform its obligations under the OCSL Administration Agreement or the OCSI Administration Agreement, as applicable. Oaktree Administrator also provides to each Company portfolio collection functions for interest income, fees and warrants and is responsible for the financial and other records that each Company is required to maintain and prepares, prints and disseminates reports to each Company’s stockholders and reports and all other materials filed with the SEC. In addition, Oaktree Administrator assists each Company in determining and publishing such Company’s NAV, overseeing the preparation and filing of such Company’s tax returns, and generally overseeing the payment of such Company’s expenses and the performance of administrative and professional services rendered to such Company by others. Oaktree Administrator may also offer to provide, on the applicable Company’s behalf, managerial assistance to such Company’s portfolio companies.

For providing these services, facilities and personnel, each Company reimburses Oaktree Administrator the allocable portion of overhead and other expenses incurred by Oaktree Administrator in performing its obligations under the OCSL Administration Agreement or the OCSI Administration Agreement, as applicable, including each Company’s allocable portion of the rent of its principal executive offices (which are located in a building owned by a Brookfield affiliate) at market rates and each Company’s allocable portion of the costs of compensation and related expenses of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at Oaktree that perform duties for such Company. Such reimbursement is at cost, with no profit to, or markup by, Oaktree Administrator. Each of the OCSL Administration Agreement and the OCSI Administration Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the applicable Company or by the vote of the applicable Company’s directors or by Oaktree Administrator. For the fiscal year ended September 30, 2020, OCSL and OCSI incurred approximately $1.8 million and $1.1 million of administration fees, respectively, under the OCSL Administration Agreement and the OCSI Administration Agreement, as applicable.

Review, Approval or Ratification of Transactions with Related Persons

The Independent Directors of each Company are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Material Conflicts of Interest

Each Company’s executive officers, directors and certain members of Oaktree serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as each Company does or of investment funds managed by Oaktree or its affiliates. For example, Oaktree presently serves as the investment adviser to both Companies and to OSI II, a private Business Development Company. All of the executive officers of OCSL serve in substantially similar capacities for OCSI and OSI II, and all of the OCSL Independent Directors serve as OCSI Independent Directors and one Independent Director also serves as an Independent Director of OSI II. Each of OCSL and OCSI has historically invested in senior secured loans, including first lien, unitranche and second lien debt instruments that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle-market companies whose debt is rated below investment grade, similar to those that OCSI targets for investment. OSI II also makes similar investments as either or both of OCSL or OCSI. Oaktree and its affiliates also manage and sub-advise private investment funds and accounts, and may manage other such funds and accounts in the future, which have investment mandates that are similar, in whole and in part, with a Company. Therefore, there may be certain investment opportunities that satisfy the investment criteria for OCSL, OCSI and OSI II as well as private investment funds and accounts advised or sub-advised by Oaktree or its affiliates. In addition, Oaktree and its affiliates may have obligations to investors in other entities that they advise or sub-advise, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the personnel of Oaktree may face conflicts of interest in the allocation of investment opportunities to the Companies and such other funds and accounts.

Oaktree has investment allocation guidelines that govern the allocation of investment opportunities among the investment funds and accounts managed or sub-advised by Oaktree and its affiliates. To the extent an investment opportunity is appropriate for OCSL, OCSI, OSI II or any other investment fund or account managed or sub-advised by Oaktree or its affiliates, Oaktree will adhere to its investment allocation guidelines in order to determine a fair and equitable allocation.

Each of the Companies may invest alongside funds and accounts managed or sub-advised by Oaktree and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, each of the Companies may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting each such Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Oaktree, acting on behalf of the applicable Company and on behalf of other clients, negotiates no term other than price or terms related to price.

In addition, on October 18, 2017, affiliates of Oaktree received exemptive relief from the SEC to allow certain managed funds and accounts, each of whose investment adviser is OCM or an investment adviser controlling, controlled by or under common control with OCM, such as Oaktree, to participate in negotiated co-investment transactions where doing so is consistent with the applicable registered fund’s or Business Development Company’s investment objective and strategies as well as regulatory requirements and other pertinent factors, and pursuant to the conditions of the exemptive relief. Each potential co-investment opportunity that falls under the terms of the exemptive relief and is appropriate for either or both Companies and any affiliated fund or account, and satisfies the then-current board-established criteria, will be offered to such Company and such other eligible funds and accounts and reviewed by the applicable Company’s Co-Investment Committee. If there is a sufficient amount of securities to satisfy all participants, the securities will be allocated among the participants in accordance with their proposed order size and if there is an insufficient amount of securities to satisfy all participants, the securities will be allocated pro rata based on the investment proposed by the applicable investment adviser to such participant, up to the amount proposed to be invested by each, which is reviewed and approved by an independent committee of legal, compliance and accounting professionals at Oaktree. On December 15, 2020, the Companies, with Oaktree and certain other affiliates, received a modified exemptive order that allows proprietary accounts to participate in co-investment transactions subject to certain conditions. Each Company may also invest alongside funds managed by Oaktree and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, the Companies may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting each Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Oaktree, acting on behalf of such Company and on behalf of other clients, negotiates no term other than price.

Although Oaktree will endeavor to allocate investment opportunities in a fair and equitable manner, a Company and its common stockholders could be adversely affected to the extent investment opportunities are allocated among such Company and other investment vehicles managed or sponsored by, or affiliated with, its executive officers, directors and members of Oaktree. Each Company might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by Oaktree and its affiliates. Oaktree is committed to treating all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Pursuant to each of the OCSL Investment Advisory Agreement and the OCSI Investment Advisory Agreement, Oaktree’s liability is limited and the applicable Company is required to indemnify Oaktree against certain liabilities. This may lead Oaktree to act in a riskier manner in performing its duties and obligations under the applicable Investment Advisory Agreement than it would if it were acting for its own account, and creates a potential conflict of interest.

Pursuant to the OCSL Administration Agreement and the OCSI Administration Agreement, Oaktree Administrator furnishes the applicable Company with the facilities, including its principal executive office, and administrative services necessary to conduct its day-to-day operations. Each Company pays the Oaktree Administrator its allocable portion of overhead and other expenses incurred by the Oaktree Administrator in performing its obligations under the OCSL Administration Agreement or the OCSI Administration Agreement, as applicable, including, without limitation, a portion of the rent at market rates and compensation of such Company’s chief financial officer, chief compliance officer, their respective staffs and other non-investment professionals at Oaktree that perform duties for such Company.

BUSINESS OF OCSL

The information in “Item 1. Business” in Part I of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF OCSL

The information in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities — Financial Highlights” in Part II of OCSL’s Annual Report on Form  10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

SELECTED FINANCIAL DATA OF OCSL

The information in “Item 6. Selected Financial Data” in Part II of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF OCSL

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

On December 10, 2020, OCSL entered into an amendment to its amended and restated senior secured credit facility, the OCSL Credit Facility, among OCSL, the lenders party thereto, ING Capital LLC, as administrative agent, ING Capital LLC, JPMorgan Chase Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents. Among other things, the amendment (1) increased the minimum stockholders’ equity covenant from $550 million to $600 million as of the date of closing of the Mergers, in each case plus 50% of the aggregate net proceeds of all sales of equity interests by OCSL after May 6, 2020; (2) increased the minimum obligors’ net worth covenant from $500 million to $550 million as of the date of the closing of the Mergers; (3) modified the covenants, including the negative covenants relating to investments and transactions with affiliates, to permit the Mergers; and (4) added provisions relating to the transition from the London Interbank Offered Rate to the Secured Overnight Financing Rate.

On December 28, 2020, OCSL entered into an incremental commitment agreement pursuant to which MUFG Union Bank, N.A. increased its commitment amount from $50 million to $75 million under the OCSL Credit Facility.

SENIOR SECURITIES OF OCSL

The information in “Item 8. Note 12 — Financial Highlights — Senior Securities” in Part II of OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

PORTFOLIO COMPANIES OF OCSL

The following table sets forth certain information as of September 30, 2020 for each portfolio company in which OCSL had a debt or equity investment. OCSL’s only formal relationships with its portfolio companies are the managerial assistance ancillary to OCSL’s investments and the board observation or participation rights OCSL may receive. For example, certain of OCSL’s officers may serve as members of the boards of certain of its portfolio companies.

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Control Investments								(8)(9)
C5 Technology Holdings, LLC	Data Processing & Outsourced Services
850 W. Jackson Blvd Chicago, IL 60607		829 Common Units	82.9%			—	—	(20)
		34,984,460.37 Preferred Units				34,984	27,638	(20)
						34,984	27,638

Dominion Diagnostics, LLC	Health Care Services
211 Circuit Dr. North Kingstown, RI 02852		First Lien Term Loan, LIBOR+5.00% cash due 2/28/2024		6.00%	27,660	27,660	27,660	(6)(20)
		First Lien Revolver, LIBOR+5.00% cash due 2/28/2024		6.00%	5,260	5,260	5,260	(6)(19)(20)
		30,030.8 Common Units in DD Healthcare Services Holdings, LLC	77.8%			18,626	7,667	(20)
						51,546	40,587

First Star Speir Aviation Limited	Airlines							(10)
2 Grand Canal Square Grand Canal Quay, Dublin 2 662881, Ireland		First Lien Term Loan, 9.00% cash due 12/15/2020			11,510	2,035	11,510	(11)(20)
		100% equity interest	100.0%			8,500	1,622	(11)(12)(20)
						10,535	13,132

New IPT, Inc.	Oil & Gas Equipment & Services
1707 Cole Blvd., Suite 200 Golden, CO 80401		First Lien Term Loan, LIBOR+5.00% cash due 3/17/2021		6.00%	2,304	2,304	1,800	(6)(20)
		First Lien Revolver, LIBOR+5.00% cash due 3/17/2021		6.00%	1,009	1,009	788	(6)(19)(20)
		50.087 Class A Common Units in New IPT Holdings, LLC	50.1%			—	—	(20)
						3,313	2,588

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Senior Loan Fund JV I, LLC	Multi-Sector Holdings							(14)
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071		Subordinated Debt, LIBOR+7.00% cash due 12/29/2028		7.17%	96,250	96,250	96,250	(6)(11)(20)
		87.5% LLC equity interest	87.5%			49,322	21,190	(11)(16)(19)
						145,572	117,440

Affiliate Investments								(17)
Assembled Brands Capital LLC	Specialized Finance
76 Greene Street New York, NY 10012		First Lien Revolver, LIBOR+6.00% cash due 10/17/2023		7.00%	4,688	4,688	4,194	(6)(19)(20)
		1,609,201 Class A Units	7.8%			764	483	(20)
		1,019,168.80 Preferred Units, 6%				1,019	1,091	(20)
		70,424.5641 Class A Warrants (exercise price $3.3778) expiration date 9/9/2029				—	—	(20)
						6,471	5,768

Caregiver Services, Inc.	Health Care Services
10451 N.W. 117th Avenue, Suite 110 Miami, FL 33178		1,080,399 shares of Series A Preferred Stock, 10%	3.5%			1,080	741	(20)
						1,080	741

Non-Control/Non- Affiliate Investments								(18)
4 Over International, LLC	Commercial Printing
5900 San Fernando Road Glendale, CA 91202		First Lien Term Loan, LIBOR+6.00% cash due 6/7/2022		7.00%	5,676	5,654	5,264	(6)(20)
		First Lien Revolver, LIBOR+6.00% cash due 6/7/2021		7.00%	2,232	2,214	2,070	(6)(20)
						7,868	7,334

99 Cents Only Stores LLC	General Merchandise Stores
4000 Union Pacific Avenue City of Commerce, CA 90023		First Lien Term Loan, LIBOR+5.00% cash 1.50% PIK due 1/13/2022		6.00%	19,431	19,220	17,877	(6)
						19,220	17,877

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
A.T. Holdings II SÀRL	Biotechnology
Biopôle, route de la Corniche 3 B 1066 Epalinges, Switzerland		First Lien Term Loan, 12.00% cash due 4/27/2023			22,619	22,619	26,464	(11)(20)
		First Lien Delayed Draw Term Loan, 12.00% cash due 4/27/2023			1,508	1,508	1,780	(11)(19)(20)
						24,127	28,244

Access CIG, LLC 6818 A Patterson Pass Road Livermore, CA 94550	Diversified Support Services
		Second Lien Term Loan, LIBOR+7.75% cash due 2/27/2026		7.91%	15,000	14,909	14,250	(6)
						14,909	14,250

Accupac, Inc.	Personal Products
1501 Industrial Blvd. Mainland, PA 19451		First Lien Term Loan, LIBOR+6.00% cash due 1/17/2026		7.00%	12,487	12,294	12,487	(6)(20)
		First Lien Delayed Draw Term Loan, LIBOR+6.00% cash due 1/17/2026			—	(36)	—	(6)(19)(20)
		First Lien Revolver, LIBOR+6.00% cash due 1/17/2026		7.00%	1,564	1,540	1,564	(6)(20)
						13,798	14,051

Acquia Inc. 53 State Street, 10th Floor Boston, MA 02109	Application Software
		First Lien Term Loan, LIBOR+7.00% cash due 10/31/2025		8.00%	20,950	20,594	20,499	(6)(20)
		First Lien Revolver, LIBOR+7.00% cash due 10/31/2025			—	(39)	(48)	(6)(19)(20)
						20,555	20,451

Aden & Anais Merger Sub, Inc. 20 Jay Street, Suite 600 Brooklyn, NY 11201	Apparel, Accessories & Luxury Goods
		51,645 Common Units in Aden & Anais Holdings, Inc.	5.2%			5,165	—	(20)
						5,165	—

AdVenture Interactive, Corp.	Advertising
1933 N. Meacham Rd., Suite 400		9,073 shares of common stock	90.7%			13,611	13,440	(20)
Schaumburg, IL 60173						13,611	13,440

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
AI Ladder (Luxembourg) Subco S.a.r.l.	Electrical Components & Equipment
2-4, Rue Beck L-1222 Luxembourg		First Lien Term Loan, LIBOR+4.50% cash due 7/9/2025		4.65%	21,374	20,934	20,465	(6)(11)
						20,934	20,465

AI Sirona (Luxembourg) Acquisition S.a.r.l.	Pharmaceuticals
5 Rue des Capucins L-1313 Luxembourg		Second Lien Term Loan, EURIBOR+7.25% cash due 9/28/2026		7.25%	€24,838	27,668	28,435	(6)(11)(20)
						27,668	28,435

Airbnb, Inc. 888 Brannan Street San Francisco, CA 94103	Hotels, Resorts & Cruise Lines
		First Lien Term Loan, LIBOR+7.50% cash due 4/17/2025		8.50%	15,743	15,378	17,081	(6)
						15,378	17,081

AirStrip Technologies, Inc.	Application Software
335 East Sonterra Blvd., Suite 200 San Antonio, TX 78258		5,715 Common Stock Warrants (exercise price $139.99) expiration date 5/11/2025				90	—	(20)
						90	—

Aldevron, L.L.C.	Biotechnology
4055 41st Avenue South Fargo, ND 58104		First Lien Term Loan, LIBOR+4.25% cash due 10/12/2026		5.25%	7,960	7,880	7,977	(6)
						7,880	7,977

Algeco Scotsman Global Finance Plc	Construction & Engineering
12 Berkeley Street, 2nd Floor Mayfair, London W1J8DT, United Kingdom		Fixed Rate Bond, 8.00% cash due 2/15/2023			13,524	13,277	13,465	(11)
						13,277	13,465

Alvotech Holdings S.A.	Biotechnology							(13)
Saemundargata 15-19 101 Reykjavik, Iceland		Fixed Rate Bond 15% PIK Note A due 12/13/2023			14,800	18,849	19,968	(11)(20)
		Fixed Rate Bond 15% PIK Note B due 12/13/2023			14,800	18,849	19,196	(11)(20)
						37,698	39,164

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Amplify Finco Pty Ltd.	Movies & Entertainment
World Square Shopping Center Shop 9.28c, Lower Ground Floor Sydney, NSW 2000 Australia		First Lien Term Loan, LIBOR+4.00% cash due 11/26/2026		4.75%	995	909	856	(6)(11)(20)
		Second Lien Term Loan, LIBOR+8.00% cash due 11/26/2027		8.75%	12,500	12,188	9,438	(6)(11)(20)
						13,097	10,294

Ancile Solutions, Inc.	Application Software
6085 Marshalee Drive Elkridge, MD 21075		First Lien Term Loan, LIBOR+7.00% cash due 6/30/2021		8.00%	8,181	8,150	8,124	(6)(20)
						8,150	8,124

Apptio, Inc.	Application Software
11100 NE 8th Street, Suite 600 Bellevue, WA 98004		First Lien Term Loan, LIBOR+7.25% cash due 1/10/2025		8.25%	23,764	23,420	23,297	(6)(20)
		First Lien Revolver, LIBOR+7.25% cash due 1/10/2025			—	(22)	(30)	(6)(19)(20)
						23,398	23,267

Ardonagh Midco 3 PLC	Insurance Brokers
1 Minster Court Mincing Lane London, EC3R 7AA United Kingdom		First Lien Term Loan, EURIBOR+7.50% cash due 7/14/2026		8.50%	€1,440	1,594	1,640	(6)(11)(20)
		First Lien Term Loan, UK LIBOR+7.50% cash due 7/14/2026		8.25%	£11,303	13,752	14,188	(6)(11)(20)
		First Lien Delayed Draw Term Loan, UK LIBOR+7.50% cash due 7/14/2026			£—	—	—	(6)(11)(19)(20)
		Fixed Rate Bond, 11.50% cash due 1/15/2027			2,222	2,200	2,255	(11)
						17,546	18,083

Associated Asphalt Partners, LLC	Construction Materials
110 Franklin Rd, 9th Floor Roanoke, VA 24011		First Lien Term Loan, LIBOR+5.25% cash due 4/5/2024		6.25%	2,554	2,150	2,073	(6)
						2,150	2,073

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Asurion, LLC	Property & Casualty Insurance
648 Grassmere Park Nashville, TX 37211		Second Lien Term Loan, LIBOR+6.50% cash due 8/4/2025		6.65%	19,985	19,950	20,058	(6)

						19,950	20,058

Athenex, Inc.	Pharmaceuticals
1001 Main Street, Suite 600 Buffalo, New York 14203		First Lien Term Loan, 11.00% cash due 6/19/2026			28,475	27,252	28,261	(11)(20)
		First Lien Delayed Draw Term Loan, 11.00% cash due 6/19/2026			—	(321)	(171)	(11)(19)(20)
		266,052 Common Stock Warrants (exercise price $12.63) expiration date 6/19/2027				915	785	(11)(20)
						27,846	28,875

Aurora Lux Finco S.À.R.L.	Airport Services
Rue de Bitbourg 19 1273 Luxembourg Luxembourg		First Lien Term Loan, LIBOR+6.00% cash due 12/24/2026		7.00%	22,885	22,376	21,283	(6)(11)(20)
						22,376	21,283

Blackhawk Network Holdings, Inc.	Data Processing & Outsourced Services
6220 Stoneridge Mall Road Pleasanton, CA 94588		Second Lien Term Loan, LIBOR+7.00% cash due 6/15/2026		7.19%	26,250	26,049	24,150	(6)
						26,049	24,150

Boxer Parent Company Inc.	Systems Software
2101 Citywest Blvd Houston, TX 77042		First Lien Term Loan, LIBOR+4.25% cash due 10/2/2025		4.40%	13,775	13,666	13,407	(6)
						13,666	13,407

BX Commercial Mortgage Trust 2020-VIVA	Diversified Real Estate Activities
345 Park Ave New York, NY 10022		Class D Variable Notes due 3/9/2044		3.67%	12,556	10,482	11,451	(6)(11)(20)
		Class E Variable Notes due 3/9/2044		3.67%	6,221	4,806	5,395	(6)(11)(20)
						15,288	16,846

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
California Pizza Kitchen, Inc.	Restaurants
12181 Bluff Creek Drive, 5th Floor Playa Vista, CA 90094		First Lien Term Loan, LIBOR+8.00% cash due 8/23/2022			3,222	3,081	983	(6)(21)
						3,081	983

Chief Power Finance II, LLC	Independent Power Producers & Energy Traders
200 Clarendon Street, 55th Fl Boston, MA 02116		First Lien Term Loan, LIBOR+6.50% cash due 12/31/2022		7.50%	21,850	21,462	20,812	(6)(20)
						21,462	20,812

CITGO Holding, Inc.	Oil & Gas Refining & Marketing
1293 Eldridge Parkway Houston, TX 77077		First Lien Term Loan, LIBOR+7.00% cash due 8/1/2023		8.00%	11,753	11,570	11,081	(6)
		Fixed Rate Bond, 9.25% cash due 8/1/2024			10,672	10,672	10,192
						22,242	21,273

CITGO Petroleum Corp.	Oil & Gas Refining & Marketing
1293 Eldridge Parkway Houston, TX 77077		First Lien Term Loan, LIBOR+5.00% cash due 3/28/2024		6.00%	8,979	8,890	8,553	(6)
						8,890	8,553

Continental Intermodal Group LP	Oil & Gas Storage & Transportation
209 W. 2nd Street, Box 282 Fort Worth, TX 76102		First Lien Term Loan, LIBOR+9.50% PIK due 1/28/2025			24,741	24,741	21,753	(6)(20)
		Common Stock Warrants expiration date 7/28/2025				—	1,672	(20)
						24,741	23,425

Convergeone Holdings, Inc.	IT Consulting & Other Services
10900 Nesbitt Avenue South Bloomington, MN 55437		First Lien Term Loan, LIBOR+5.00% cash due 1/4/2026		5.15%	14,621	14,169	13,465	(6)
						14,169	13,465

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Conviva Inc.	Application Software
989 East Hillsdale Blvd., Suite 400 Foster City, CA 94404		417,851 Series D Preferred Stock Warrants (exercise price $1.1966) expiration date 2/28/2021				105	395	(20)
						105	395

Corrona, LLC	Health Care Services
1440 Main Street, Suite 310 Waltham, MA 02451		First Lien Term Loan, LIBOR+5.50% cash due 12/13/2025		6.50%	10,300	10,144	10,152	(6)(20)
		First Lien Delayed Draw Term Loan, LIBOR+5.50% cash due 12/13/2025			—	(32)	(52)	(6)(19)(20)
		First Lien Revolver, PRIME+4.50% cash due 12/13/2025		7.75%	305	277	279	(6)(19)(20)
		1,099 Class A2 Common Units in Corrona Group Holdings, L.P.	0.8%			1,038	1,038	(20)
						11,427	11,417

Coyote Buyer, LLC	Specialty Chemicals
10622 W 6400 North Cedar City, UT 84721		First Lien Term Loan, LIBOR+6.00% cash due 2/6/2026		7.00%	13,123	12,992	12,992	(6)(20)
		First Lien Revolver, LIBOR+6.00% cash due 2/6/2025			—	(9)	(9)	(6)(19)(20)
						12,983	12,983

CTOS, LLC	Trading Companies & Distributors
7701 Independence Ave Kansas City, MO 64125		First Lien Term Loan, LIBOR+4.25% cash due 4/18/2025		4.40%	10,139	10,228	10,069	(6)
						10,228	10,069

Eagleview Technology Corporation	Application Software
3700 Monte Villa Parkway, Suite 200 Bothell, WA 98021		Second Lien Term Loan, LIBOR+7.50% cash due 8/14/2026		8.50%	12,000	11,880	10,440	(6)(20)
						11,880	10,440

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
EHR Canada, LLC	Food Retail
3309 Collins Lane Louisville, Kentucky 40245		First Lien Term Loan, LIBOR+8.00% cash due 12/4/2020		9.00%	6,861	6,851	6,998	(6)(20)
						6,851	6,998

EOS Fitness Opco Holdings, LLC	Leisure Facilities
1 East Washington Street Phoenix, AZ 85004		487.5 Class A Preferred Units, 12%				488	49	(20)
		12,500 Class B Common Units	1.3%			—	—	(20)
						488	49

ExamSoft Worldwide, Inc.	Application Software
5001 LBJ Freeway Suite 700 Dallas, TX 75244		180,707 Class C Units in ExamSoft Investor LLC	0.5%			181	500	(20)
						181	500

Fortress Biotech, Inc.	Biotechnology
2 Gansevoort Street, 9th Floor New York, NY 10014		First Lien Term Loan, 11.00% cash due 8/27/2025			8,346	7,842	7,908	(11)(20)
		243,348 Common Stock Warrants (exercise price $3.20) expiration date 8/27/2030				258	419	(11)(20)
						8,100	8,327

GI Chill Acquisition LLC	Managed Health Care
11915 La Grange Avenue Los Angeles, CA 90025		First Lien Term Loan, LIBOR+4.00% cash due 8/6/2025		4.22%	17,640	17,552	17,331	(6)(20)
		Second Lien Term Loan, LIBOR+7.50% cash due 8/6/2026		7.72%	10,000	9,927	9,350	(6)(20)
						27,479	26,681

GKD Index Partners, LLC	Specialized Finance
4925 Greenville Avenue - Suite 840 Dallas, TX 75206		First Lien Term Loan, LIBOR+7.00% cash due 6/29/2023		8.00%	20,933	20,818	20,577	(6)(20)
		First Lien Revolver, LIBOR+7.00% cash due 6/29/2023		8.00%	924	915	904	(6)(19)(20)
						21,733	21,481

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Global Medical Response	Health Care Services
209 Highway 121 Bypass, Suite 21 Lewisville, TX 75067		First Lien Term Loan, LIBOR+4.25% cash due 3/14/2025		5.25%	6,256	6,152	6,084	(6)
						6,152	6,084

Guidehouse LLP	Research & Consulting Services
1800 Tysons Boulevard, 7th Floor McLean, VA 22102		First Lien Term Loan, LIBOR+4.50% cash due 5/1/2025		4.65%	4,949	4,907	4,912	(6)
		Second Lien Term Loan, LIBOR+8.00% cash due 5/1/2026		8.15%	20,000	19,930	19,300	(6)(20)
						24,837	24,212

Gulf Operating, LLC	Oil & Gas Storage & Transportation
PO Box 241567 Montgomery, AL 36124		First Lien Term Loan, LIBOR+5.25% cash due 8/25/2023		6.25%	3,275	1,874	2,324	(6)
						1,874	2,324

Houghton Mifflin Harcourt Publishers Inc.	Education Services
125 High Street Boston, MA 02110		First Lien Term Loan, LIBOR+6.25% cash due 11/22/2024		7.25%	6,738	6,508	6,300	(6)(11)
						6,508	6,300

I Drive Safely, LLC	Education Services
5760 Fleet Street, Suite 210 Carlsbad, CA 92008		125,079 Class A Common Units of IDS Investments, LLC	1.1%			1,000	200	(20)
						1,000	200

IBG Borrower LLC	Apparel, Accessories & Luxury Goods
1450 Broadway New York, NY 10018		First Lien Term Loan, LIBOR+7.00% cash due 8/2/2022		7.25%	9,056	8,569	7,856	(6)(20)
						8,569	7,856

iCIMs, Inc.	Application Software
101 Crawfords Corner Road, Suite 3-100, Fifth Floor Holmdel, NJ 07733		First Lien Term Loan, LIBOR+6.50% cash due 9/12/2024		7.50%	16,718	16,493	16,584	(6)(20)
		First Lien Revolver, LIBOR+6.50% cash due 9/12/2024			—	(15)	(7)	(6)(19)(20)
						16,478	16,577

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Immucor, Inc.	Health Care Supplies
3130 Gateway Drive, P.O. Box 5625 Norcross, GA 30091		First Lien Term Loan, LIBOR+5.75% cash due 7/2/2025		6.75%	6,477	6,354	6,347	(6)(20)
		First Lien Revolver, LIBOR+5.75% cash due 7/2/2025			—	(10)	(11)	(6)(19)(20)
		Second Lien Term Loan, LIBOR+8.00% cash 3.50% PIK due 10/2/2025		9.00%	15,611	15,316	15,298	(6)(20)
						21,660	21,634

Integral Development Corporation	Other Diversified Financial Services
850 Hansen Way Palo Alto, CA 94304		1,078,284 Common Stock Warrants (exercise price $0.9274) expiration date 7/10/2024				113	—	(20)
						113	—

L Squared Capital Partners LLC	Multi-Sector Holdings
3434 Via Lido, Suite 300 Newport Beach, CA 92663		2.00% limited partnership interest	2.0%			887	2,192	(11)(16)
						887	2,192

Lanai Holdings III, Inc.	Health Care Distributors
70 West Madison Street # 4600 Chicago, IL 60602		First Lien Term Loan, LIBOR+4.75% cash due 8/29/2022		5.75%	12,948	12,810	12,260	(6)
						12,810	12,260

Lannett Company, Inc. 13200 Townsend Road Philadelphia, PA 19154	Pharmaceuticals
		First Lien Term Loan, LIBOR+5.00% cash due 11/25/2020		6.00%	460	460	456	(6)(11)
						460	456

Lift Brands Holdings, Inc.	Leisure Facilities
7 Times Square, Suite 4307 New York, NY 10036		2,000,000 Class A Common Units in Snap Investments, LLC	2.0%			1,399	—	(20)
						1,399	—

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Lightbox Intermediate, L.P.	Real Estate Services
780 Third Avenue New York, NY 10017		First Lien Term Loan, LIBOR+5.00% cash due 5/9/2026		5.15%	39,500	39,023	37,723	(6)(20)
						39,023	37,723

LogMeIn, Inc.	Application Software
320 Summer Street Boston, MA 02210		Second Lien Term Loan, LIBOR+9.00% cash due 8/31/2028		9.16%	9,293	8,831	9,247	(6)
						8,831	9,247

LTI Holdings, Inc.	Electronic Components
600 S Mcclure Road Modesto, CA 95357		First Lien Term Loan, LIBOR+4.75% cash due 7/24/2026		4.90%	1,794	1,513	1,685	(6)
		First Lien Term Loan, LIBOR+3.50% cash due 9/6/2025		3.65%	18,082	15,087	16,884	(6)
		Second Lien Term Loan, LIBOR+6.75% cash due 9/6/2026		6.90%	9,000	9,000	7,983	(6)
						25,600	26,552

Maravai Intermediate Holdings, LLC	Biotechnology
9955 Mesa Rim Road San Diego, CA 92121		First Lien Term Loan, LIBOR+4.25% cash due 8/1/2025		5.25%	11,760	11,642	11,789	(6)(20)
						11,642	11,789

Mauser Packaging Solutions Holding Company	Metal & Glass Containers
1515 W. 22nd St. Suite 1100 Oak Brook, IL 60523		Fixed Rate Bond, 8.50% cash due 4/15/2024			11,378	11,273	11,833
						11,273	11,833

Mayfield Agency Borrower Inc.	Property & Casualty Insurance
59 Maiden Lane New York, NY 10038		First Lien Term Loan, LIBOR+4.50% cash due 2/28/2025		4.65%	28,823	28,045	26,679	(6)
						28,045	26,679

McAfee, LLC	Systems Software
2821 Mission College Blvd. Santa Clara, CA 95054		Second Lien Term Loan, LIBOR+8.50% cash due 9/29/2025		9.50%	7,000	7,028	7,074	(6)
						7,028	7,074

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
MHE Intermediate Holdings, LLC	Diversified Support Services
3201 Levis Commons Blvd, Suite 323 Perrysburg, OH 43551		First Lien Term Loan, LIBOR+5.00% cash due 3/8/2024		6.00%	2,910	2,888	2,832	(6)(20)
						2,888	2,832

Mindbody, Inc.	Internet Services & Infrastructure
4051 Broad Street, Suite 220 San Luis Obispo, CA 93401		First Lien Term Loan, LIBOR+7.00% cash 1.5% PIK due 2/14/2025		8.00%	29,097	28,675	26,828	(6)(20)
		First Lien Revolver, LIBOR+8.00% cash due 2/14/2025			—	(44)	(241)	(6)(19)(20)
						28,631	26,587

Ministry Brands, LLC	Application Software
14488 Old Stage Road Lenoir City, TN 37772		First Lien Revolver, LIBOR+5.00% cash due 12/2/2022		6.00%	575	566	566	(6)(19)(20)
		Second Lien Term Loan, LIBOR+9.25% cash due 6/2/2023		10.25%	9,000	8,934	8,923	(6)(20)
						9,500	9,489

MRI Software LLC	Application Software
28925 Fountain Parkway Solon, OH 44139		First Lien Term Loan, LIBOR+5.50% cash due 2/10/2026		6.50%	14,369	14,242	14,022	(6)(20)
		First Lien Delayed Draw Term Loan, LIBOR+5.50% cash due 2/10/2026			—	(59)	(144)	(6)(19)(20)
		First Lien Revolver, LIBOR+5.50% cash due 2/10/2026			—	(13)	(31)	(6)(19)(20)
						14,170	13,847

NeuAG, LLC	Fertilizers & Agricultural Chemicals
7 Switchbud Place Suite 192 PMB 226 The Woodlands, TX 77380		First Lien Term Loan, LIBOR+5.50% cash 7.00% PIK due 9/11/2024		7.00%	35,306	33,918	33,894	(6)(20)
		First Lien Delayed Draw Term Loan, LIBOR+5.50% cash 7.00% PIK due 9/11/2024			—	(175)	(175)	(6)(19)(20)
						33,743	33,719

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
NuStar Logistics, L.P.	Oil & Gas Refining & Marketing
19003 IH-10 West San Antonio, TX 78257		Unsecured Delayed Draw Term Loan, 12.00% cash due 4/19/2023			—	—	—	(19)(20)
						—	—

Olaplex, Inc.	Personal Products
1187 Coast Village Road #1-520 Santa Barbara, CA 93108		First Lien Term Loan, LIBOR+6.50% cash due 1/8/2026		7.50%	35,056	34,441	35,056	(6)(20)
		First Lien Revolver, LIBOR+6.50% cash due 1/8/2025		7.50%	1,917	1,852	1,917	(6)(19)(20)
						36,293	36,973

OmniSYS Acquisition Corporation	Diversified Support Services
15950 Dallas Parkway, Suite 350 Dallas, TX 75248		100,000 Common Units in OSYS Holdings, LLC	1.6%			1,000	607	(20)
						1,000	607

Onvoy, LLC	Integrated Telecommunication Services
10300 6th Avenue North Plymouth, MN 55441		Second Lien Term Loan, LIBOR+10.50% cash due 2/10/2025		11.50%	16,750	16,750	15,142	(6)(20)
		19,666.67 Class A Units in GTCR Onvoy Holdings, LLC	0.6%			1,967	268	(20)
		13,664.73 Series 3 Class B Units in GTCR Onvoy Holdings, LLC	0.5%			—	—	(20)
						18,717	15,410

OZLM Funding III, Ltd.	Multi-Sector Holdings
9 West 57th Street, 39 Fl New York, NY 10019		Class DR Notes, LIBOR+7.77% cash due 1/22/2029		8.03%	2,312	1,657	2,119	(6)(11)
						1,657	2,119

PaySimple, Inc.	Data Processing & Outsourced Services
1515 Wynkoop Street - Suite 250 Denver, CO 80202		First Lien Term Loan, LIBOR+5.50% cash due 8/23/2025		5.65%	49,535	48,711	47,801	(6)(20)
						48,711	47,801

Pingora MSR Opportunity Fund I-A, LP	Thrifts & Mortgate Finance
1755 Blake Street Boulder, CO 80202		1.86% limited partnership interest	1.9%			938	353	(11)(16)(19)
						938	353

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
PLATO Learning Inc.	Education Services
5600 West 83rd Street Suite 300, 8200 Tower Bloomington, MN 55437		Unsecured Senior PIK Note, 8.50% PIK due 12/9/2021			3,099	2,434	—	(15)(20)
		Unsecured Junior PIK Note, 10.00% PIK due 12/9/2021			15,010	10,227	—	(15)(20)
		Unsecured Revolver, 5.00% cash due 12/9/2021			2,938	2,631	588	(20)(21)
		126,127.80 Class A Common Units of Edmentum	3.4%			126	—	(20)
						15,418	588

ProFrac Services, LLC	Industrial Machinery
333 Shops Blvd Willow Park, TX 76087		First Lien Term Loan, LIBOR+7.50% cash due 9/15/2023		8.75%	15,170	15,081	11,643	(6)(20)
						15,081	11,643

Project Boost Purchaser, LLC	Application Software
Unit 5, Priors Way Maidenhead, Berkshire SL6 2HP United Kingdom		Second Lien Term Loan, LIBOR+8.00% cash due 5/9/2027		8.15%	3,750	3,750	3,375	(6)(20)
						3,750	3,375

Pug LLC	Internet & Direct Marketing Retail
199 Fremont Street, Floor 4 San Francisco, CA 94105		First Lien Term Loan, LIBOR+8.00% cash due 2/12/2027		8.75%	15,740	14,802	15,307	(6)
						14,802	15,307

QuorumLabs, Inc.	Application Software
2890 Zanker Road, Suite 102 San Jose, CA 95134		64,887,669 Junior-2 Preferred Stock				375	—	(20)
						375	—

Refac Optical Group	Specialty Stores
1 Harmon Drive Glen Oaks Industrial Park Glendora, NJ 08029		1,550.9435 Shares of Common Stock in Refac Holdings, Inc.	1.9%			1	—	(20)
		550.9435 Series A-2 Preferred Stock in Refac Holdings, Inc., 10%				305	—	(20)
		1,000 Series A-1 Preferred Stock in Refac Holdings, Inc., 10%				999	—	(20)
						1,305	—

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Salient CRGT, Inc.	Aerospace & Defense
4000 Legato Road, Suite 600 Fairfax, VA 22033		First Lien Term Loan, LIBOR+6.50% cash due 2/28/2022		7.50%	2,955	2,938	2,748	(6)(20)
						2,938	2,748

Scilex Pharmaceuticals Inc.	Pharmaceuticals
301 Lindenwood Drive, Suite 300 Malvern, PA 19355		Fixed Rate Zero Coupon Bond due 8/15/2026			15,585	12,069	12,468	(20)
						12,069	12,468

ShareThis, Inc.	Application Software
4005 Miranda Avenue, Suite 100 Palo Alto, CA 94304		345,452 Series C Preferred Stock Warrants (exercise price $3.0395) expiration date 3/4/2024				367	—	(20)
						367	—

Sorrento Therapeutics, Inc.	Biotechnology
4955 Directors Place San Diego, CA 92121		125,000 Common Stock Warrants (exercise price $3.94) expiration date 11/3/2029				—	1,123	(11)(20)
						—	1,123

Supermoose Borrower, LLC	Application Software
9477 Waples Street, Suite 100 San Diego, CA 92121		First Lien Term Loan, LIBOR+3.75% cash due 8/29/2025		3.90%	10,196	8,925	9,193	(6)
						8,925	9,193

Surgery Center Holdings, Inc.	Health Care Facilities
1450 Brickell Ave FL 31 Miami, FL, 33131		First Lien Term Loan, LIBOR+3.25% cash due 9/3/2024		4.25%	3,850	3,133	3,640	(6)(11)
						3,133	3,640

Swordfish Merger Sub LLC	Auto Parts & Equipment
6800 East 163rd Street Belton, MO 64012		Second Lien Term Loan, LIBOR+6.75% cash due 2/2/2026		7.75%	12,500	12,458	10,563	(6)(20)
						12,458	10,563

Tacala, LLC	Restaurants
3750 Corporate Woods Drive Vestavia Hills, AL 35242		Second Lien Term Loan, LIBOR+7.50% cash due 2/4/2028		7.65%	7,276	7,167	6,903	(6)
						7,167	6,903

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
TerSera Therapeutics LLC	Pharmaceuticals
150 North Field Drive Two Conway Park, Suite 195 Lake Forest, IL 60045		Second Lien Term Loan, LIBOR+9.50% cash due 3/30/2024		10.50%	29,663	29,236	29,371	(6)(20)
		668,879 Common Units of TerSera Holdings LLC	0.9%			2,192	3,487	(20)
						31,428	32,858

TIBCO Software Inc.	Application Software
3301 Hillview Avenue Palo Alto, CA 94304		Second Lien Term Loan, LIBOR+7.25% cash due 3/3/2028		7.40%	15,000	14,925	14,766	(6)
						14,925	14,766

TigerConnect, Inc.	Application Software
2110 Broadway Santa Monica, CA 90404		299,110 Series B Preferred Stock Warrants (exercise price $1.3373) expiration date 12/8/2024				60	525	(20)
						60	525

Transact Holdings Inc.	Application Software
22601 North 19th Avenue, Suite 130 Pheonix, AZ 85027		First Lien Term Loan, LIBOR+4.75% cash due 4/30/2026		4.90%	6,930	6,826	6,553	(6)(20)
						6,826	6,553

Truck Hero, Inc.	Auto Parts & Equipment
5400 South State Road Ann Arbor, MI 48108		Second Lien Term Loan, LIBOR+8.25% cash due 4/21/2025		9.25%	21,500	21,191	20,819	(6)(20)
						21,191	20,819

U.S. Renal Care, Inc.	Health Care Services
5851 Legacy Circle Suite 900 Plano, TX 75024		First Lien Term Loan, LIBOR+5.00% cash due 6/26/2026		5.15%	1,122	934	1,096	(6)
						934	1,096

Uniti Group Inc.	Specialized REITs
10802 Executive Center Dr. Benton Building, Suite 300 Little Rock, AR 72211		21,072 Common Units	0.01%			133	222	(11)(12)
						133	222

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Verscend Holding Corp.	Health Care Technology
201 Jones Road, 4th Floor Waltham, MA 02451		First Lien Term Loan, LIBOR+4.50% cash due 8/27/2025		4.65%	14,525	14,479	14,429	(6)
		Fixed Rate Bond, 9.75% cash due 8/15/2026			7,000	7,020	7,629
						21,499	22,058

Vertex Aerospace Services Corp.	Aerospace & Defense
1041 Old Cassatt Road Berwyn, PA 19312		First Lien Term Loan, LIBOR+4.50% cash due 6/29/2025		4.65%	10,168	10,133	10,073	(6)
						10,133	10,073

Vitalyst Holdings, Inc.	IT Consulting & Other Services
One Bala Plaza, Suite 434 Bala Cynwyd, PA 19004		675 Series A Preferred Stock Units				675	440	(20)
		7,500 Class A Common Stock Units	1.5%			75	—	(20)
						750	440

William Morris Endeavor Entertainment, LLC	Movies & Entertainment
9601 Wilshire Blvd Beverly Hills, CA 90210		First Lien Term Loan, LIBOR+8.50% cash due 5/18/2025		9.50%	33,298	31,594	33,298	(6)(20)
						31,594	33,298

Windstream Services II, LLC	Integrated Telecommunication Services
4001 Rodney Parham Road Little Rock, AR 72212		First Lien Term Loan, LIBOR+6.25% cash due 9/21/2027		7.25%	25,935	24,900	25,168	(6)
		6,129 Shares of Common Stock in Windstream Holdings II, LLC	0.1%			53	69	(20)
		37,215 Warrants in Windstream Holdings II, LLC				913	444	(20)
						25,866	25,681

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSL	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
WP CPP Holdings, LLC	Aerospace & Defense
1621 Euclid Avenue, Suite 1850 Cleveland, OH 44115		Second Lien Term Loan, LIBOR+7.75% cash due 4/30/2026		8.75%	15,000	14,893	11,700	(6)(20)
						14,893	11,700

WPEngine, Inc.	Application Software
504 Lavaca Street, Suite 1000 Austin, TX 78701		First Lien Term Loan, LIBOR+6.50% cash due 3/27/2026		7.50%	14,188	13,863	13,949	(6)(20)
		First Lien Delayed Draw Term Loan, LIBOR+6.50% cash due 3/27/2026			—	(602)	(443)	(6)(19)(20)
						13,261	13,506

xMatters, Inc.	Application Software
12647 Alcosta Blvd., Suite 425 San Ramon, CA 94583		600,000 Common Stock Warrants (exercise price $0.593333) expiration date 2/26/2025				709	336	(20)
						709	336

Zep Inc.	Specialty Chemicals
3330 Cumberland Blvd., Suite 700 Atlanta, GA 30339		First Lien Term Loan, LIBOR+4.00% cash due 8/12/2024		5.00%	1,955	1,895	1,845	(6)
		Second Lien Term Loan, LIBOR+8.25% cash due 8/11/2025		9.25%	30,000	29,908	24,180	(6)(20)
						31,803	26,025

Zephyr Bidco Limited	Specialized Finance
65 Grosvenor Street London, W1K3JH, United Kingdom		Second Lien Term Loan, UK LIBOR+7.50% cash due 7/23/2026		7.55%	£18,000	23,705	21,176	(6)(11)
						23,705	21,176

*	Percentage of class held refers only to equity held, if any. Calculated on a fully diluted basis.
(1)	All debt investments are income producing unless otherwise noted. All equity investments are non-income producing unless otherwise noted.
(2)

See Note 3 in the notes to the Consolidated Financial Statements in OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 for portfolio composition by geographic region.

(3)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(4)

Interest rates may be adjusted from period to period on certain term loans and revolvers. These rate adjustments may be either temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements or permanent in nature per loan amendment or waiver documents.

(5)

Each of OCSL’s investments is pledged as collateral under its Credit Facility (as defined in Note 6 to the notes to the Consolidated Financial Statements in OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020).

(6)

The interest rate on the principal balance outstanding for all floating rate loans is indexed to the London Interbank Offered Rate (“LIBOR”) and/or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, OCSL has provided the applicable margin over LIBOR or the alternate base rate based on each respective credit agreement and the cash interest rate as of period end. All LIBOR shown above is in U.S. dollars unless otherwise noted. As of September 30, 2020, the reference rates for OCSL’s variable rate loans were the 30-day LIBOR at 0.15%, the 60-day LIBOR at 0.19%, the 90-day LIBOR at 0.22%, the 180-day LIBOR at 0.27%, the 360-day LIBOR at 0.37%, the PRIME at 3.25%, the 30-day UK LIBOR at 0.05%, the 180-day UK LIBOR at 0.22%, the 30-day EURIBOR at (0.57)% and the 180-day EURIBOR at (0.36)%. Most loans include an interest floor, which generally ranges from 0% to 1%.

(7)

Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any. “£” signifies the investment is denominated in British Pounds. “€” signifies the investment is denominated in Euros. All other investments are denominated in U.S. dollars.

(8)

Control Investments generally are defined by the Investment Company Act as investments in companies in which OCSL owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(9)

As defined in the Investment Company Act, OCSL is deemed to be both an “Affiliated Person” of and to “Control” these portfolio companies as OCSL owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Schedule 12-14 in the notes to the Consolidated Financial Statements in OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 for transactions during the year ended September 30, 2020 in which the issuer was both an Affiliated Person and a portfolio company that OCSL is deemed to control.

(10)

First Star Speir Aviation 1 Limited is a wholly-owned holding company formed by OCSL in order to facilitate its investment strategy. In accordance with Accounting Standards Update (“ASU”) 2013-08, OCSL has deemed the holding company to be an investment company under accounting principles generally accepted in the United States (“GAAP”) and therefore deemed it appropriate to consolidate the financial results and financial position of the holding company and to recognize dividend income versus a combination of interest income and dividend income. Accordingly, the debt and equity investments in the wholly-owned holding company are disregarded for accounting purposes since the economic substance of these instruments are equity investments in the operating entities.

(11)

Investment is not a “qualifying asset” as defined under Section 55(a) of the Investment Company Act. Under the Investment Company Act, OCSL may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of OCSL’s total assets. As of September 30, 2020, qualifying assets represented 75.4% of OCSL’s total assets and non-qualifying assets represented 24.6% of OCSL’s total assets.

(12)	Income producing through payment of dividends or distributions.
(13)

PIK interest income for this investment accrues at an annualized rate of 15%, however, the PIK interest is not contractually capitalized on the investment. As a result, the principal amount of the investment does not increase over time for accumulated PIK interest. As of September 30, 2020, the accumulated PIK interest balance for each of the A notes and the B notes was $4.3 million. The fair value of this investment is inclusive of PIK.

(14)	See Note 3 in the notes to the Consolidated Financial Statements in OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020 for portfolio composition.
(15)	This investment was on PIK non-accrual status as of September 30, 2020. PIK non-accrual status is inclusive of other non-cash income, where applicable.
(16)

This investment was valued using net asset value as a practical expedient for fair value. Consistent with Financial Accounting Standards Board (“FASB”) guidance under ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), these investments are excluded from the hierarchical levels.

(17)	Affiliate Investments generally are defined by the Investment Company Act as investments in companies in which OCSL owns between 5% and 25% of the voting securities.
(18)	Non-Control/Non-Affiliate Investments are investments that are neither Control Investments nor Affiliate Investments.
(19)

Investment has undrawn commitments. Unamortized fees are classified as unearned income which reduces cost basis, which may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par.

(20)	As of September 30, 2020, these investments were categorized as Level 3 within the fair value hierarchy established by ASC 820.
(21)	This investment was on cash non-accrual status as of September 30, 2020. Cash non-accrual status is inclusive of PIK and other non-cash income, where applicable.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF OCSL

The following table sets forth, as of January 19, 2021, the beneficial ownership information of each current director, including the nominees for director, of OCSL, as well as OCSL’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of OCSL Common Stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 140,960,651 shares of OCSL Common Stock outstanding as of January 19, 2021.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of OCSL Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, OCSL believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested director and Independent Directors. The interested director is an “interested person” of OCSL as defined in Section 2(a)(19) of the Investment Company Act. The address of all executive officers and directors is c/o Oaktree Specialty Lending Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name (Company or Companies)	Number of Shares of OCSL Common Stock Owned Beneficially	Percentage of OCSL Common Stock Outstanding	Pro Forma Percentage of OCSL Common Stock Outstanding(5)
Interested Director:
John B. Frank(1)	62,834	*	*
Independent Directors:
Deborah Gero	35,000	*	*
Craig Jacobson	96,305	*	*
Richard G. Ruben	47,250	*	*
Bruce Zimmerman	37,000	*	*
Executive Officers:
Mel Carlisle	25,000	*	*
Kimberly Larin	–	–	–
Armen Panossian	25,000	*	*
Mathew Pendo	33,372	*	*
All Executive Officers and Directors as a Group(2)	361,761	*	*
5% Holders
Leonard M. Tannenbaum and affiliates (3)	18,346,900	13.0%	14.9%
Oaktree Capital Management, L.P. and affiliates(4)	18,622,900	13.2%	15.4%

*	Represents less than 1%
(1)

Of the 62,834 shares of OCSL Common Stock listed as beneficially owned by John B. Frank, (i) 28,784 shares are held directly by Mr. Frank and (ii) 34,050 shares are held by a member of Mr. Frank’s family and he may be deemed to have voting and/or investment power with respect to, but he has no pecuniary interest in, such shares.

(2)	Amount only includes Section 16(a) reporting persons of OCSL.
(3)

The address for Leonard M. Tannenbaum is 525 Okeechobee Blvd, Suite 1770, West Palm Beach, FL 33401. As reported on the Schedule 13D/A filed by Mr. Tannenbaum on December 15, 2020 and the Form 4 filed by Mr. Tannenbaum on December 17, 2020, of the 18,346,900 shares of OCSL Common Stock over which Mr. Tannenbaum has shared voting and dispositive power (i) 16,082,197 shares of OCSL Common Stock are held by Mr. Tannenbaum directly; (ii) 1,251,952 shares of OCSL Common Stock are held by the Leonard M. Tannenbaum Foundation, for which Mr. Tannenbaum serves as the President; and (iii) 1,012,751 shares of OCSL Common Stock are held directly by the Leonard M. Tannenbaum 2012 Trust for the benefit of certain members of Mr. Tannenbaum’s family for which Mr. Bernard D. Berman is a trustee.

(4)

The address for OCM is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. As reported on a Schedule 13D/A filed by OCM on December 15, 2020 and a Form 4 filed by Mr. Tannenbaum on December 17, 2020, of the shares of OCSL Common Stock over which OCM and its affiliates have shared or sole voting and dispositive power, (i) 276,000 shares of OCSL Common Stock are held by Oaktree Capital I, L.P. and (ii) OCM may be deemed to beneficially own 18,346,900 shares of OCSL Common Stock pursuant to a voting agreement by and among OCM, Fifth Street Holdings, L.P. (“FSH”), Leonard M. Tannenbaum, the Leonard M. Tannenbaum Foundation, the Tannenbaum Family 2012 Trust and 777 West Putnam Avenue LLC.

(5)

Pro forma percentage of ownership is based on 181,340,479 shares of OCSL Common Stock expected be outstanding immediately following completion of the Mergers based on the number of issued and outstanding shares of OCSL Common Stock and OCSI Common Stock as of September 30, 2020 and the NAV per share of OCSL Common Stock and the NAV per share of OCSI Common Stock on such date, and includes shares of OCSL Common Stock that may be exchanged for shares of OCSI Common Stock in accordance with the terms of the Merger Agreement.

The following table sets forth, as of January 19, 2021, the dollar range of our equity securities that is beneficially owned by each of the current directors of OCSL.

Name (Company or Companies) Interested Director:	Dollar Range of Equity Securities Beneficially Owned(1)(2)
John B. Frank	Over $	100,000
Independent Directors:
Deborah Gero	Over $	100,000
Craig Jacobson	Over $	100,000
Richard G. Ruben	Over $	100,000
Bruce Zimmerman	Over $	100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)

The dollar range of equity securities beneficially owned is based on the closing price per share for OCSL Common Stock of $5.76 on January 15, 2021 on Nasdaq. The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.

In addition, two of the OCSL Independent Directors, Messrs. Jacobson and Ruben, each has greater than $100,000 of investments in certain private funds managed by OCM and its affiliates.

BUSINESS OF OCSI

The information in “Item 1. Business” in Part I of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF OCSI

The information in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities—Financial Highlights” in Part II of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

SELECTED FINANCIAL DATA OF OCSI

The information in “Item 6. Selected Financial Data” in Part II of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF OCSI

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of OCSI’s Annual Report on Form 10-K for (file no. 814-01013) the fiscal year ended September 30, 2020 is incorporated herein by reference.

SENIOR SECURITIES OF OCSI

The information in “Item 8. Note 12—Financial Highlights—Senior Securities” in Part II of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 is incorporated herein by reference.

PORTFOLIO COMPANIES OF OCSI

The following table sets forth certain information as of September 30, 2020 for each portfolio company in which OCSI had a debt or equity investment. OCSI’s only formal relationships with its portfolio companies are the managerial assistance ancillary to OCSI’s investments and the board observation or participation rights OCSI may receive. For example, certain of OCSI’s officers may serve as members of the boards of certain of its portfolio companies.

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Control Investments OCSI Glick JV LLC	Multi-Sector Holdings							(8) (10)(11)
333 South Grand Avenue, 28th Floor Los Angeles, CA 90071		Subordinated Note, LIBOR+4.50% cash due 10/20/2028			65,045,551	65,045,551	49,409,901	(6)(9)(14) (15)(16)
		87.5% equity interest	87.50%		—	7,111,751	—	(9)(12)(14)
						72,157,302	49,409,901

Non-Control/Non-Affiliate Investments 4 Over International, LLC 5900 San Fernando Road	Commercial Printing	First Lien Term Loan, LIBOR+6.00% cash due 6/7/2022		7.00%	5,492,885	5,432,331	5,094,651	(6)(13)(15)
Glendale, CA 91202		First Lien Revolver, LIBOR+6.00% cash due 6/7/2021		7.00%	68,452	67,950	63,489	(6)(15)
						5,500,281	5,158,140

99 Cents Only Stores LLC	General Merchandise Stores
4000 Union Pacific Avenue City of Commerce, CA 90023		First Lien Term Loan, LIBOR+5.00% cash 1.50% PIK due 1/13/2022		6.00%	1,635,810	1,593,419	1,504,945	(6)
						1,593,419	1,504,945

Access CIG, LLC	Diversified Support Services
6818 A Patterson Pass Road Livermore, CA 94550		First Lien Term Loan, LIBOR+3.75% cash due 2/27/2025		3.91%	5,406,946	5,370,428	5,303,052	(6)
						5,370,428	5,303,052

Accupac, Inc.	Personal Products
1501 Industrial Blvd. Mainland, PA 19451		First Lien Term Loan, LIBOR+6.00% cash due 1/17/2026		7.00%	3,816,685	3,757,755	3,816,685	(6)(15)
		First Lien Delayed Draw Term Loan, LIBOR+6.00% cash due 1/17/2026			—	(11,070)	—	(6)(14)(15)
		First Lien Revolver, LIBOR+6.00% cash due 1/17/2026		7.00%	477,989	470,609	477,989	(6)(15)
						4,217,294	4,294,674

AI Ladder (Luxembourg) Subco S.a.r.l.	Electrical Components & Equipment
2-4, Rue Beck L-1222 Luxembourg		First Lien Term Loan, LIBOR+4.50% cash due 7/9/2025		4.65%	6,412,119	6,280,139	6,139,604	(6)(9)
						6,280,139	6,139,604

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Airbnb, Inc.	Hotels, Resorts & Cruise Lines
888 Brannan Street San Francisco, CA 94103		First Lien Term Loan, LIBOR+7.50% cash due 4/17/2025		8.50%	4,755,083	4,645,028	5,159,265	(6)
						4,645,028	5,159,265

Aldevron, L.L.C.	Biotechnology
4055 41st Avenue South Fargo, North Dakota 58104		First Lien Term Loan, LIBOR+4.25% cash due 10/12/2026		5.25%	5,493,198	5,449,615	5,504,624	(6)
						5,449,615	5,504,624

All Web Leads, Inc.	Advertising
7300 RM 2222 Building 2, Suite 100 Austin, TX 78730		First Lien Term Loan, LIBOR+5.50% cash 2.0% PIK due 12/29/2023		6.50%	24,174,889	24,174,863	22,317,000	(6)(15)(18)
						24,174,863	22,317,000

Amplify Finco Pty Ltd.	Movies & Entertainment
World Square Shopping Center Shop 9.28c, Lower Ground Floor Sydney, NSW 2000 Australia		First Lien Term Loan, LIBOR+4.00% cash due 11/26/2026		4.75%	5,970,000	5,910,300	5,134,200	(6)(9)(15)
						5,910,300	5,134,200

Ancile Solutions, Inc.	Application Software
6085 Marshalee Drive Elkridge, MD 21075		First Lien Term Loan, LIBOR+7.00% cash due 6/30/2021		8.00%	7,825,529	7,747,218	7,770,750	(6)(15)
						7,747,218	7,770,750

Apptio, Inc.	Application Software
11100 NE 8th Street, Suite 600 Bellevue, WA 98004		First Lien Term Loan, LIBOR+7.25% cash due 1/10/2025		8.25%	10,693,944	10,539,199	10,483,861	(6)(15)
		First Lien Revolver, LIBOR+7.25% cash due 1/10/2025			—	(9,867)	(13,600)	(6)(14)(15)
						10,529,332	10,470,261

Ardonagh Midco 3 PLC	Insurance Brokers
1 Minister Court Mincing Lane London EC3R 7AA United Kingdom		First Lien Term Loan, EURIBOR+7.50% cash due 7/14/2026		8.50%	€ 480,000	531,300	546,549	(6)(9)(15)
		First Lien Term Loan, UK LIBOR+7.50% cash due 7/14/2026		8.25%	£3767573	4,584,049	4,729,468	(6)(9)(15)(18)
		First Lien Delayed Draw Term Loan, UK LIBOR+7.50% cash due 7/14/2026			£ —	—	—	(6)(9)(14)(15)
						5,115,349	5,276,017

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Athenex, Inc.	Pharmaceuticals
1001 Main Street, Suite 600 Buffalo, New York 14203		First Lien Term Loan, 11.00% cash due 6/19/2026			5,316,814	5,094,543	5,276,938	(9)(15)
		First Lien Delayed Draw Term Loan, 11.00% cash due 6/19/2026			1,329,204	1,198,792	1,279,359	(9)(14)(15)
		62,097 Common Stock Warrants (exercise price $12.63) expiration date 6/19/2027			—	213,614	183,186	(9)(15)
						6,506,949	6,739,483

Ball Metalpack Finco, LLC	Metal & Glass Containers
10 Longs Peak Drive Broomfield, CO 90021		First Lien Term Loan, LIBOR+4.50% cash due 7/31/2025		4.76%	3,424,981	3,413,060	3,308,532	(6)(15)
						3,413,060	3,308,532

Blackhawk Network Holdings, Inc.	Data Processing & Outsourced
6220 Stoneridge Mall Road Pleasanton, CA 94588	Services	Second Lien Term Loan, LIBOR+7.00% cash due 6/15/2026		7.19%	4,375,000	4,341,470	4,025,000	(6)
						4,341,470	4,025,000

Boxer Parent Company Inc.	Systems Software
2101 Citywest Blvd Houston, TX 77042		First Lien Term Loan, LIBOR+4.25% cash due 10/2/2025		4.40%	6,057,113	5,992,780	5,895,357	(6)
						5,992,780	5,895,357

Cadence Aerospace, LLC	Aerospace & Defense
610 Newport Center Drive, Suite 950 Newport Beach, CA 92660		First Lien Term Loan, LIBOR+3.25% cash 5.25% PIK due 11/14/2023		4.25%	13,590,961	13,499,354	12,481,939	(6)(15)
						13,499,354	12,481,939

Carrols Restaurant Group, Inc.	Restaurants
968 James St., P.O. Box 6969 Syracuse, NY 13203		First Lien Term Loan, LIBOR+6.25% cash due 4/30/2026		7.25%	3,577,035	3,398,183	3,550,207	(6)
						3,398,183	3,550,207

Chief Power Finance II, LLC	Independent Power Producers & Energy Traders
200 Clarendon Street, 55th Fl Boston, MA 02116		First Lien Term Loan, LIBOR+6.50% cash due 12/31/2022		7.50%	3,325,000	3,265,964	3,167,063	(6)(15)
						3,265,964	3,167,063

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
CircusTrix Holdings LLC	Leisure Facilities
P.O. Box 302 Provo, UT 84603		First Lien Term Loan, LIBOR+6.75% PIK due 12/16/2021			9,434,200	9,402,902	7,260,560	(6)(15)
						9,402,902	7,260,560

CITGO Petroleum Corp.	Oil & Gas Refining & Marketing
1293 Eldridge Parkway Houston, TX 77077		First Lien Term Loan, LIBOR+5.00% cash due 3/28/2024		6.00%	5,387,652	5,333,776	5,131,738	(6)
						5,333,776	5,131,738

Connect U.S. Finco LLC	Alternative Carriers
99 City Road London EC1Y 1AX United Kingdom		First Lien Term Loan, LIBOR+4.50% cash due 12/11/2026		5.50%	1,340,037	1,278,156	1,302,355	(6)(9)
						1,278,156	1,302,355

Continental Intermodal Group LP	Oil & Gas Storage & Transportation
209 W. 2nd Street, Box 282 Forth Worth, TX 76102		First Lien Term Loan, LIBOR+9.50% PIK due 1/28/2025			10,224,899	10,224,899	8,989,731	(6)(15)
		Common Stock Warrants expiration date 7/28/2025			—	—	690,993
						10,224,899	9,680,724

Coyote Buyer, LLC	Specialty Chemicals
10622 W 6400 North Cedar City, UT 84721		First Lien Term Loan, LIBOR+6.00% cash due 2/6/2026		7.00%	5,450,344	5,395,841	5,395,841	(6)(15)
		First Lien Revolver, LIBOR+6.00% cash due 2/6/2025			—	(3,913)	(3,913)	(6)(14)(15)
						5,391,928	5,391,928

CPI Holdco, LLC	Health Care Supplies
625 East Bunker Court Vernon Hills, IL 60061		First Lien Term Loan, LIBOR+4.25% cash due 11/4/2026		4.40%	5,894,380	5,869,505	5,875,960	(6)
						5,869,505	5,875,960

CTOS, LLC	Trading Companies & Distributors
7701 Independence Ave Kansas City, MO 64125		First Lien Term Loan, LIBOR+4.25% cash due 4/18/2025		4.40%	8,731,138	8,827,767	8,671,111	(6)
						8,827,767	8,671,111

Curium Bidco S.à.r.l.	Biotechnology
13, Rue Aldringen Luxembourg City 118 Luxembourg		First Lien Term Loan, LIBOR+3.75% cash due 7/9/2026		3.97%	3,960,000	3,930,300	3,930,300	(6)(9)
						3,930,300	3,930,300

Dealer Tire, LLC	Distributors
7012 Euclid Avenue Cleveland, OH 44103		First Lien Term Loan, LIBOR+4.25% cash due 12/12/2025		4.40%	8,851,404	8,760,175	8,674,375	(6)
						8,760,175	8,674,375

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
EnergySolutions LLC	Environmental & Facilities Services
299 South Main Street, Suite 1700 Salt Lake City, UT 84111		First Lien Term Loan, LIBOR+3.75% cash due 5/9/2025		4.75%	3,910,000	3,897,041	3,753,600	(6)
						3,897,041	3,753,600

eResearch Technology, Inc.	Application Software
1818 Market St, Suite 1000 Philadelphia, PA 19103		First Lien Term Loan, LIBOR+4.50% cash due 2/4/2027		5.50%	3,990,000	3,950,100	3,979,187	(6)
						3,950,100	3,979,187

Firstlight Holdco, Inc.	Alternative Carriers
41 State Street Albany, NY 12207		First Lien Term Loan, LIBOR+3.50% cash due 7/23/2025		3.65%	7,084,337	7,059,645	6,827,530	(6)
						7,059,645	6,827,530

Fortress Biotech, Inc.	Biotechnology
2 Gansevoort Street, 9th Floor New York, NY 10014		First Lien Term Loan, 11.00% cash due 8/27/2025			3,013,000	2,831,219	2,854,818	(9)(15)(18)
		87,852 Common Stock Warrants (exercise price $3.20) expiration date 8/27/2030				93,123	151,105	(9)(15)
						2,924,342	3,005,923

GI Chill Acquisition LLC	Managed Health Care
11915 La Grange Avenue Los Angeles, CA 90025		First Lien Term Loan, LIBOR+4.00% cash due 8/6/2025		4.22%	2,969,697	2,947,424	2,917,727	(6)(15)
						2,947,424	2,917,727

GKD Index Partners, LLC	Specialized Finance
4925 Greenville Avenue — Suite 840 Dallas, TX 75206		First Lien Term Loan, LIBOR+7.00% cash due 6/29/2023		8.00%	8,051,177	8,007,041	7,914,307	(6)(15)
		First Lien Revolver, LIBOR+7.00% cash due 6/29/2023		8.00%	355,556	352,069	347,556	(6)(14)(15)
						8,359,110	8,261,863

Global Medical Response	Health Care Services
209 Highway 121 Bypass, Suite 21 Lewisville, TX 75067		First Lien Term Loan, LIBOR+4.25% cash due 3/14/2025		5.25%	2,463,340	2,422,270	2,395,598	(6)
						2,422,270	2,395,598

Guidehouse LLP	Research & Consulting Services
1800 Tysons Boulevard, 7th Floor McLean, VA 22102		First Lien Term Loan, LIBOR+4.50% cash due 5/1/2025		4.65%	2,474,683	2,453,364	2,456,135	(6)
		Second Lien Term Loan, LIBOR+8.00% cash due 5/1/2026		8.15%	5,000,000	4,982,443	4,825,000	(6)(15)
						7,435,807	7,281,135

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Gulf Operating, LLC	Oil & Gas Storage & Transportation
PO Box 241567 Montgomery, AL 36124		First Lien Term Loan, LIBOR+5.25% cash due 8/25/2023		6.25%	1,316,869	751,248	934,430	(6)
						751,248	934,430

Helios Software Holdings, Inc.	Systems Software
1345 Avenue of the Americas New York, NY 10105		First Lien Term Loan, LIBOR+4.25% cash due 10/24/2025		4.52%	3,969,690	3,929,993	3,922,570	(6)
						3,929,993	3,922,570

iCIMs, Inc.	Application Software
101 Crawfords Corner Road, Suite 3-100, Fifth Floor Holmdel, NJ 07733		First Lien Term Loan, LIBOR+6.50% cash due 9/12/2024		7.50%	5,572,549	5,497,575	5,527,968	(6)(15)
		First Lien Revolver, LIBOR+6.50% cash due 9/12/2024			—	(4,940)	(2,353)	(6)(14)(15)
						5,492,635	5,525,615

Immucor, Inc.	Health Care Supplies
3130 Gateway Drive, P.O. Box 5625 Norcross, GA 30091		First Lien Term Loan, LIBOR+5.75% cash due 7/2/2025		6.75%	2,267,567	2,224,475	2,222,215	(6)(15)
		First Lien Revolver, LIBOR+5.75% cash due 7/2/2025			—	(3,600)	(3,789)	(6)(14)(15)
		Second Lien Term Loan, LIBOR+8.00% cash 3.50% PIK due 10/2/2025		9.00%	5,465,318	5,362,101	5,356,011	(6)(15)
						7,582,976	7,574,437

KIK Custom Products Inc.	Household Products
101 MacIntosh Blvd Ontario L4K 4R5 Canada		First Lien Term Loan, LIBOR+4.00% cash due 5/15/2023		5.00%	3,326,063	3,338,452	3,313,557	(6)(9)
						3,338,452	3,313,557

Lannett Company, Inc.	Pharmaceuticals
13200 Townsend Road Philadelphia, PA 19154		First Lien Term Loan, LIBOR+5.38% cash due 11/25/2022		6.38%	6,794,491	6,802,553	6,692,574	(6)(9)
						6,802,553	6,692,574

Lightbox Intermediate, L.P.	Real Estate Services
780 Third Avenue New York, NY 10017		First Lien Term Loan, LIBOR+5.00% cash due 5/9/2026		5.15%	9,875,000	9,755,743	9,430,625	(6)(15)
						9,755,743	9,430,625

LogMeIn, Inc.	Application Software
320 Summer Street Boston, MA 02210		First Lien Term Loan, LIBOR+4.75% cash due 8/31/2027		4.91%	4,000,000	3,900,591	3,873,760	(6)
						3,900,591	3,873,760

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
MHE Intermediate Holdings, LLC	Diversified Support Services
3201 Levis Commons Blvd, Suite 323 Perrysburg, OH 43551		First Lien Term Loan, LIBOR+5.00% cash due 3/8/2024		6.00%	11,419,753	11,305,654	11,114,846	(6)(15)
		First Lien Revolver, LIBOR+5.00% cash due 3/10/2023			—	(228,947)	(140,296)	(6)(14)(15)
		First Lien Delayed Draw Term Loan, LIBOR+5.00% cash due 3/8/2024		6.00%	2,325,487	2,351,985	2,263,397	(6)(15)
						13,428,692	13,237,947

Mindbody, Inc.	Internet Services & Infrastructure
4051 Broad Street, Suite 220 San Luis Obispo, CA 93401		First Lien Term Loan, LIBOR+7.00% cash 1.5% PIK due 2/14/2025		8.00%	9,092,898	8,961,003	8,383,652	(6)(15)
		First Lien Revolver, LIBOR+8.00% cash due 2/14/2025			—	(13,884)	(75,238)	(6)(14)(15)
						8,947,119	8,308,414

Ministry Brands, LLC	Application Software
14488 Old Stage Road Lenoir City, TN 37772		First Lien Revolver, LIBOR+5.00% cash due 12/2/2022		6.00%	57,500	56,639	56,650	(6)(14)(15)
		Second Lien Term Loan, LIBOR+9.25% cash due 6/2/2023		10.25%	2,000,000	1,985,308	1,982,994	(6)(15)
						2,041,947	2,039,644

MRI Software LLC	Application Software
28925 Fountain Parkway Solon, OH 44139		First Lien Term Loan, LIBOR+5.50% cash due 2/10/2026		6.50%	5,968,744	5,918,189	5,824,509	(6)(15)
		First Lien Delayed Draw Term Loan, LIBOR+5.50% cash due 2/10/2026			—	(22,352)	(52,991)	(6)(14)(15)
		First Lien Revolver, LIBOR+5.50% cash due 2/10/2026			—	(5,283)	(12,765)	(6)(14)(15)
						5,890,554	5,758,753

NeuAG, LLC	Fertilizers & Agricultural Chemicals
7 Switchbud Place Suite 192 PMB 226 The Woodlands, TX 77380		First Lien Term Loan, LIBOR+5.50% cash 7.0% PIK due 9/11/2024		7.00%	8,529,688	8,194,410	8,188,501	(6)(15)
		First Lien Delayed Draw Term Loan, LIBOR+5.50% cash 7.0% PIK due 9/11/2024			—	(42,360)	(42,360)	(6)(14)(15)
						8,152,050	8,146,141

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Northwest Fiber, LLC	Integrated Telecommunication Services
135 Lake St S Ste 155 Kirkland, WA 98033		First Lien Term Loan, LIBOR+5.50% cash due 4/30/2027		5.66%	4,200,473	4,049,552	4,205,723	(6)
						4,049,552	4,205,723

OEConnection LLC	Application Software
4205 Highlander Parkway Richfield, OH 44286		First Lien Term Loan, LIBOR+4.00% cash due 9/25/2026		4.15%	7,920,420	7,881,988	7,831,315	(6)
		First Lien Delayed Draw Term Loan, LIBOR+4.00% cash due 9/25/2026			—	(2,227)	(5,640)	(6)(14)
						7,879,761	7,825,675

Olaplex, Inc.	Personal Products
1187 Coast Village Road #1-520 Santa Barbara, CA 93108		First Lien Term Loan, LIBOR+6.50% cash due 1/8/2026		7.50%	8,887,500	8,731,401	8,887,500	(6)(15)
		First Lien Revolver, LIBOR+6.50% cash due 1/8/2025		7.50%	486,000	469,401	486,000	(6)(14)(15)
						9,200,802	9,373,500

Onvoy, LLC	Integrated Telecommunication Services
10300 6th Avenue North Plymouth, MN 55441		First Lien Term Loan, LIBOR+4.50% cash due 2/10/2024		5.50%	3,821,010	3,811,810	3,668,571	(6)
						3,811,810	3,668,571

PaySimple, Inc.	Data Processing & Outsourced Services
1515 Wynkoop Street — Suite 250 Denver, CO 80202		First Lien Term Loan, LIBOR+5.50% cash due 8/23/2025		5.65%	9,906,964	9,742,150	9,560,221	(6)(15)
						9,742,150	9,560,221

Peraton Corp.	Aerospace & Defense
12975 Worldgate Drive Herndon, VA 20170		First Lien Term Loan, LIBOR+5.25% cash due 4/29/2024		6.25%	6,288,750	6,272,774	6,241,584	(6)(15)
						6,272,774	6,241,584

PG&E Corporation	Electric Utilities
77 Beale Street, 24th Floor San Francisco, CA 94105		First Lien Term Loan, LIBOR+4.50% cash due 6/23/2025		5.50%	1,995,000	1,966,495	1,958,422	(6)
						1,966,495	1,958,422

ProFrac Services, LLC	Industrial Machinery
333 Shops Blvd Willow Park, TX 76087		First Lien Term Loan, LIBOR+7.50% cash due 9/15/2023		8.75%	8,289,847	8,240,727	6,362,458	(6)(15)
						8,240,727	6,362,458

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Project Boost Purchaser, LLC	Application Software
Unit 5, Priors Way Maidenhead, Berkshire SL6 2HP United Kingdom		Second Lien Term Loan, LIBOR+8.00% cash due 5/9/2027		8.15%	1,500,000	1,500,000	1,350,000	(6)(15)
						1,500,000	1,350,000

Pug LLC	Internet & Direct Marketing Retail
199 Fremont Street, Floor 4 San Francisco, CA 94105		First Lien Term Loan, LIBOR+8.00% cash due 2/12/2027		8.75%	5,704,000	5,363,954	5,547,140	(6)
						5,363,954	5,547,140

Recorded Books Inc.	Publishing
270 Skipjack Road Prince Frederick, MD 20678		First Lien Term Loan, LIBOR+4.00% cash due 8/29/2025		4.16%	9,757,714	9,660,137	9,708,926	(6)
						9,660,137	9,708,926

RevSpring, Inc.	Commercial Printing
38705 Seven Mile Road, Suite 450 Livonia, MI 48152		First Lien Term Loan, LIBOR+4.25% cash due 10/11/2025		4.47%	9,825,000	9,807,175	9,628,500	(6)(15)
						9,807,175	9,628,500

Sabert Corporation	Metal & Glass Containers
2288 Main Street Extension Sayreville, NJ 08872		First Lien Term Loan, LIBOR+4.50% cash due 12/10/2026		5.50%	1,885,500	1,866,645	1,860,366	(6)
						1,866,645	1,860,366

Salient CRGT, Inc.	Aerospace & Defense
4000 Legato Road, Suite 600 Fairfax, VA 22033		First Lien Term Loan, LIBOR+6.50% cash due 2/28/2022		7.50%	5,488,244	5,457,684	5,104,067	(6)(15)
						5,457,684	5,104,067

Signify Health, LLC	Health Care Services
4055 Valley View Lane, Suite 400 Dallas, TX 75244		First Lien Term Loan, LIBOR+4.50% cash due 12/23/2024		5.50%	10,725,000	10,658,741	10,349,625	(6)
						10,658,741	10,349,625

Sirva Worldwide, Inc.	Diversified Support Services
One Parkview Plaza Oakbrook Terrace, IL 60181		First Lien Term Loan, LIBOR+5.50% cash due 8/4/2025		5.65%	7,650,000	7,535,250	6,387,750	(6)
						7,535,250	6,387,750

Star US Bidco LLC	Industrial Machinery
14845 West 64th Avenue Arvada, CO 80007		First Lien Term Loan, LIBOR+4.25% cash due 3/17/2027		5.25%	5,826,911	5,529,350	5,564,700	(6)
						5,529,350	5,564,700

Supermoose Borrower, LLC	Application Software
9477 Waples Street, Suite 100 San Diego, CA 92121		First Lien Term Loan, LIBOR+3.75% cash due 8/29/2025		3.90%	1,483,087	1,401,939	1,337,099	(6)
						1,401,939	1,337,099

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
Trident Topco LLC	Health Care Services
930 Ridgebrook Road, 3rd Floor Sparks, MD 21152		58.99 Class A Warrants (exercise price $156.164) expiration date 3/20/2021			—	—	—	(15)
						—	—

Truck Hero, Inc.	Auto Parts & Equipment
5400 South State Road Ann Arbor, MI 48108		First Lien Term Loan, LIBOR+3.75% cash due 4/22/2024		3.90%	5,681,160	5,688,828	5,520,667	(6)
						5,688,828	5,520,667

UFC Holdings, LLC	Movies & Entertainment
2960 W. Sahara Avenue Las Vegas, NV 89102		First Lien Term Loan, LIBOR+3.25% cash due 4/29/2026		4.25%	2,887,362	2,819,945	2,844,961	(6)
						2,819,945	2,844,961

Uniti Group Inc.	Specialized REITs
10802 Executive Center Dr. Benton Building, Suite 300 Little Rock, AR 72211		40,052 Shares of Common Stock	0.02%			253,529	421,948	(9)(17)
						253,529	421,948

Veritas US Inc.	Application Software
2625 Augustine Drive Santa Clara, CA 95054		First Lien Term Loan, LIBOR+5.50% cash due 9/1/2025		6.50%	6,000,000	5,880,994	5,885,010	(6)
						5,880,994	5,885,010

Verscend Holding Corp.	Health Care Technology
201 Jones Road, 4th Floor Waltham, MA 02451		First Lien Term Loan, LIBOR+4.50% cash due 8/27/2025		4.65%	11,830,827	11,732,318	11,752,447	(6)
						11,732,318	11,752,447

William Morris Endeavor Entertainment, LLC	Movies & Entertainment
9601 Wilshire Blvd Beverly Hills, CA 90210		First Lien Term Loan, LIBOR+8.50% cash due 5/18/2025		9.50%	8,371,098	7,942,825	8,371,098	(6)(15)
						7,942,825	8,371,098

Windstream Services II, LLC	Integrated Telecommunication Services
4001 Rodney Parham Road Little Rock, AR 72212		First Lien Term Loan, LIBOR+6.25% cash due 9/21/2027		7.25%	5,985,000	5,746,163	5,807,964	(6)
		11,903 Shares of Common Stock in Windstream Holdings II, LLC	0.20%			102,837	134,504	(15)
		72,205 Warrants in Windstream Holdings II, LLC				1,785,323	793,624	(15)
						7,634,323	6,736,092

Name and Address of Portfolio Company (1)(2)(3)(4)(5)	Principal Business	Title of Securities Held by OCSI	Percentage of Ownership Interest*	Cash Interest Rate (6)	Principal ($ in thousands unless otherwise indicated) (7)	Cost ($ in thousands)	Fair Value ($ in thousands)	Notes
WP CPP Holdings, LLC	Aerospace & Defense
1621 Euclid Avenue, Suite 1850 Cleveland, OH 44115		First Lien Term Loan, LIBOR+3.50% cash due 4/30/2025		4.50%	4,411,964	4,404,415	3,886,941	(6)
		Second Lien Term Loan, LIBOR+7.75% cash due 4/30/2026		8.75%	1,000,000	992,746	780,000	(6)(15)
						5,397,161	4,666,941

Zep Inc.	Specialty Chemicals
3330 Cumberland Blvd., Suite 700 Atlanta, GA 30339		First Lien Term Loan, LIBOR+4.00% cash due 8/12/2024		5.00%	4,607,500	4,632,209	4,349,779	(6)
						4,632,209	4,349,779

*	Percentage of class held refers only to equity held, if any. Calculated on a fully diluted basis.
(1)	All debt investments are income producing unless otherwise noted. All equity investments are non-income producing unless otherwise noted.
(2)

See Note 3 to the Consolidated Financial Statements included in OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 for portfolio composition by geographic region.

(3)

Interest rates may be adjusted from period to period on certain term loans and revolvers. These rate adjustments may be either temporary in nature due to tier pricing arrangements or financial or payment covenant violations in the original credit agreements or permanent in nature per loan amendment or waiver documents.

(4)

Each of OCSI’s investments is pledged as collateral under one or more of its credit facilities. A single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(6)

The interest rate on the principal balance outstanding for all floating rate loans is indexed to LIBOR and/or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, OCSI has provided the applicable margin over LIBOR or the alternate base rate based on each respective credit agreement and the cash interest rate as of period end. All LIBOR shown above is in U.S. dollars unless otherwise noted. As of September 30, 2020, the reference rates for OCSI’s variable rate loans were the 30-day LIBOR at 0.15%, the 60-day LIBOR at 0.19%, the 90-day LIBOR at 0.22%, the 180-day LIBOR at 0.27%, the 360-day LIBOR at 0.37%, the PRIME at 3.25%, the 180-day UK LIBOR at 0.22% and the 180-day EURIBOR at (0.36)%. Most loans include an interest floor, which generally ranges from 0% to 1%.

(7)

Principal includes accumulated PIK interest and is net of repayments, if any. “£” signifies the investment is denominated in British Pounds. “€” signifies the investment is denominated in Euros. All other investments are denominated in U.S. dollars.

(8)

Control Investments generally are defined by the Investment Company Act as investments in companies in which OCSI owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(9)

Investment is not a “qualifying asset” as defined under Section 55(a) of the Investment Company Act. Under the Investment Company Act, OCSI may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of OCSI’s total assets. As of September 30, 2020, qualifying assets represented 83.1% of OCSI’s total assets and non-qualifying assets represented 16.9% of OCSI’s total assets.

(10)

As defined in the Investment Company Act, OCSI is deemed to be both an “Affiliated Person” of and to “Control” this portfolio company as OCSI owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). See Schedule 12-14 in the notes to the Consolidated Financial Statements included in OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 for transactions during the year ended September 30, 2020 in which the issuer was both an Affiliated Person and a portfolio company that OCSI is deemed to control.

(11)	See Note 3 to the Consolidated Financial Statements included in OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 for portfolio composition.
(12)	This investment was valued using net asset value as a practical expedient for fair value. Consistent with FASB guidance under ASC 820, these investments are excluded from the hierarchical levels.
(13)

Non-Control/Non-Affiliate Investments are investments that are neither Control Investments nor Affiliate Investments. Affiliate Investments generally are defined by the Investment Company Act as investments in companies in which OCSI owns between 5% and 25% of the voting securities.

(14)

Investment has undrawn commitments. Unamortized fees are classified as unearned income which reduces cost basis, which may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par.

(15)	As of September 30, 2020, these investments are categorized as Level 3 within the fair value hierarchy established by ASC 820.

(16)	This investment was on cash non-accrual status as of September 30, 2020. Cash non-accrual is inclusive of PIK and other non-cash income, where applicable.
(17)	Income producing through payment of dividends or distributions.
(18)

The sale of all or a portion of this investment did not qualify for sale accounting under ASC 860, and therefore the investment remains on OCSI’s Consolidated Schedule of Investments as of September  30, 2020. See Note 6 in the Consolidated Financial Statements included in OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 for further details.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF OCSI

The following table sets forth, as of January 19, 2021, the beneficial ownership information of each current director of OCSI, as well as OCSI’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of OCSI Common Stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 29,466,768 shares of OCSI Common Stock outstanding as of January 19, 2021.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of OCSI Common Stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, OCSI believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested director and Independent Directors. The interested director is an “interested person” of each Company as defined in Section 2(a)(19) of the Investment Company Act. The address of all executive officers and directors is c/o Oaktree Strategic Income Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name (Company or Companies)	Number of Shares of OCSI Common Stock Owned Beneficially	Percentage of OCSI Common Stock Outstanding
Interested Director:
John B. Frank(1)	74,756	*
Independent Directors:
Deborah Gero	18,500	*
Craig Jacobson	55,320	*
Richard G. Ruben	40,667	*
Bruce Zimmerman	15,250	*
Executive Officers:
Mel Carlisle	12,500	*
Kimberly Larin	—	—
Armen Panossian	10,000	*
Mathew Pendo	18,217	*
All Executive Officers and Directors as a Group(2)	245,210	*
5% Holders
Leonard M. Tannenbaum and affiliates(3)	6,357,439	21.6%
Oaktree Capital Management, L.P. and affiliates(4)	6,738,564	22.9%

*	Represents less than 1%
(1)

Of the 74,756 shares of OCSI Common Stock listed as beneficially owned by John B. Frank, (i) 11,876 shares are held directly by Mr. Frank and (ii) 62,880 shares are held by a member of Mr. Frank’s family and he may be deemed to have voting and/or investment power with respect to, but he has no pecuniary interest in, such shares.

(2)	Amount only includes Section 16(a) reporting persons of OCSI.
(3)

The address for Leonard M. Tannenbaum is 525 Okeechobee Blvd, Suite 1770, West Palm Beach, FL 33401. As reported on the Schedule 13D/A filed by Mr. Tannenbaum on December 3, 2020 and a Form 4 filed by Mr. Tannenbaum on December 3, 2020, of the 6,357,439 shares of OCSI Common Stock over which Mr. Tannenbaum has shared voting and dispositive power: (i) 6,011,590 shares of OCSI Common

Stock are held by Mr. Tannenbaum directly; (ii) 239,340 shares of OCSI Common Stock are held directly by the Leonard M. Tannenbaum 2012 Trust for the benefit of certain members of Mr. Tannenbaum’s family for which Mr. Bernard D. Berman is a trustee, (iii) 95,634 shares of OCSI Common Stock are held by the Leonard M. Tannenbaum Foundation, for which Mr. Tannenbaum serves as the President and (iv) 10,875 shares of OCSI Common Stock are held by Mr. Tannenbaum’s children.
(4)

The address for OCM is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. As reported on a Schedule 13D/A filed by OCM on December 3, 2020 and a Form 4 filed by Mr. Tannenbaum on December 3, 2020, of the shares of OCSI Common Stock over which OCM and its affiliates have shared or sole voting and dispositive power, (i) 392,000 shares of OCSI Common Stock are held by Oaktree Capital I, L.P. and (ii) OCM may be deemed to beneficially own 6,346,564 shares of OCSI Common Stock pursuant to a voting agreement by and among OCM, FSH, Leonard M. Tannenbaum, the Leonard M. Tannenbaum Foundation and the Tannenbaum Family 2012 Trust.

The following table sets forth, as of January 19, 2021, the dollar range of our equity securities that is beneficially owned by each of the current directors of OCSI.

Name (Company or Companies) Interested Director:	Dollar Range of Equity Securities Beneficially Owned(1)(2)
John B. Frank	Over $	100,000
Independent Directors:
Deborah Gero		Over $100,000
Craig Jacobson	Over $	100,000
Richard G. Ruben	Over $	100,000
Bruce Zimmerman	Over $	100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)

The dollar range of equity securities beneficially owned is based on the closing price per share for OCSI Common Stock of $7.87 on January 15, 2021 on Nasdaq. The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.

In addition, two of the OCSI Independent Directors, Messrs. Jacobson and Ruben, each has greater than $100,000 of investments in certain private funds managed by OCM and its affiliates.

DESCRIPTION OF CAPITAL STOCK OF OCSL

The following description summarizes material provisions of the DGCL and OCSL’s certificate of incorporation and bylaws. This summary is not necessarily complete, and OCSL refers you to the DGCL and OCSL’s certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

OCSL’s authorized capital stock consists of 250,000,000 shares of common stock, par value $0.01 per share, of which 140,960,651 shares were outstanding as of January 19, 2021.

OCSL Common Stock is listed on Nasdaq under the ticker symbol “OCSL.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, OCSL Stockholders generally will not be personally liable for OCSL’s debts or obligations.

Set forth below is a chart describing the classes of OCSL securities outstanding as of January 19, 2021:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by OCSL or for OCSL’s Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Equity Securities
Common Stock	250,000,000	—	140,960,651
Debt Securities
2025 Notes	$300,000,000	—	$300,000,000

Under the terms of OCSL’s certificate of incorporation, all shares of OCSL Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of OCSL Common Stock if, as and when declared by the OCSL Board out of funds legally available therefore. Shares of OCSL Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of OCSL’s liquidation, dissolution or winding up, each share of OCSL Common Stock would be entitled to share ratably in all of OCSL’s assets that are legally available for distribution after OCSL pays all debts and other liabilities. Each share of OCSL Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of OCSL Common Stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of OCSL Common Stock are able to elect all of OCSL’s directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under OCSL’s certificate of incorporation, OCSL will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of OCSL’s directors or officers or is or was serving at OCSL’s request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. OCSL’s certificate of incorporation also provides that OCSL’s directors will not be personally liable for monetary damages to OCSL for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to OCSL or OCSL’s stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as OCSL is regulated under the Investment Company Act, the above indemnification and limitation of liability will be limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

OCSL’s certificate of incorporation permits OCSL to secure insurance on behalf of any person who is or was or has agreed to become a director or officer or is or was serving at OCSL’s request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the DGCL would permit indemnification. OCSL has obtained liability insurance for OCSL’s officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

OCSL is subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

OCSL’s certificate of incorporation and bylaws provide that:

•	the OCSL Board be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of OCSL capital stock entitled to vote; and

•	any vacancy on the OCSL Board, however the vacancy occurs, including a vacancy due to an enlargement of the OCSL Board, may only be filled by vote of the directors then in office.

The classification of the OCSL Board and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire OCSL, or of discouraging a third party from acquiring OCSL.

OCSL’s certificate of incorporation and bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by the OCSL Board, chairman or chief executive officer.

OCSL’s bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to OCSL. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of OCSL’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for OCSL Common Stock, because such person or entity, even if it acquired a majority of OCSL’s outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under OCSL’s certificate of incorporation and bylaws, any amendment or repeal of the bylaws by the stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the shares of OCSL’s capital stock then outstanding and entitled to vote in the election of directors. The vote of at least 66 2/3% of the shares of OCSL’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of OCSL’s certificate of incorporation pertaining to the OCSL Board, limitation of liability, indemnification, stockholder action or amendments to OCSL’s certificate of incorporation. In addition, OCSL’s certificate of incorporation permits the OCSL Board to amend or repeal OCSL’s bylaws by a majority vote.

DESCRIPTION OF CAPITAL STOCK OF OCSI

The following description summarizes material provisions of the DGCL and OCSI’s certificate of incorporation and bylaws. This summary is not necessarily complete, and OCSI refers you to the DGCL and OCSI’s certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

OCSI’s authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which 29,466,768 shares were outstanding as of January 19, 2021.

OCSI Common Stock is listed on Nasdaq under the ticker symbol “OCSI.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, OCSI Stockholders generally will not be personally liable for OCSI’s debts or obligations.

Set forth below is a chart describing the classes of OCSI securities outstanding as of January 19, 2021:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by OCSI or for OCSI’s Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Equity Securities
Common Stock	150,000,000	—	29,466,768

Under the terms of OCSI’s certificate of incorporation, all shares of OCSI Common Stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of OCSI Common Stock if, as and when declared by the OCSI Board out of funds legally available therefore. Shares of OCSI Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of OCSI’s liquidation, dissolution or winding up, each share of OCSI Common Stock would be entitled to share ratably in all of OCSI’s assets that are legally available for distribution after OCSI pays all debts and other liabilities. Each share of OCSI Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of OCSI Common Stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of OCSI Common Stock are able to elect all of OCSI’s directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under OCSI’s certificate of incorporation, OCSI will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of OCSI’s directors or officers or is or was serving at OCSI’s request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. OCSI’s certificate of incorporation also provides that OCSI’s directors will not be personally liable for monetary damages to OCSI for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to OCSI or OCSI’s stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as OCSI is regulated under the Investment Company Act, the above indemnification and limitation of liability will be limited by the Investment

Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

OCSI’s certificate of incorporation permits OCSI to secure insurance on behalf of any person who is or was or has agreed to become a director or officer or is or was serving at OCSI’s request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the DGCL would permit indemnification. OCSI has obtained liability insurance for OCSI’s officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

OCSI is subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

OCSI’s certificate of incorporation and bylaws provide that:

•	the OCSI Board be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of OCSI’s capital stock entitled to vote; and

•	any vacancy on the OCSI Board, however the vacancy occurs, including a vacancy due to an enlargement of the OCSI Board, may only be filled by vote of the directors then in office.

The classification of the OCSI Board and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire OCSI, or of discouraging a third party from acquiring OCSI.

OCSI’s certificate of incorporation and bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by the OCSI Board, chairman or chief executive officer.

OCSI’s bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to OCSI. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of

OCSI’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for OCSI Common Stock, because such person or entity, even if it acquired a majority of OCSI’s outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under OCSI’s certificate of incorporation and bylaws, any amendment or repeal of the bylaws by the stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the shares of OCSI’s capital stock then outstanding and entitled to vote in the election of directors. The vote of at least 66 2/3% of the shares of OCSI’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of OCSI’s certificate of incorporation pertaining to the OCSI Board, limitation of liability, indemnification, stockholder action or amendments to OCSI’s certificate of incorporation. In addition, OCSI’s certificate of incorporation permits the OCSI Board to amend or repeal OCSI’s bylaws by a majority vote.

DIVIDEND REINVESTMENT PLAN OF OCSL

OCSL has adopted a dividend reinvestment plan that provides for reinvestment of OCSL’s distributions on behalf of OCSL Stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the OCSL Board declares a cash distribution, then OCSL Stockholders who have not “opted out” of OCSL’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of OCSL Common Stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of OCSL Common Stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and OCSL’s transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the distribution payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the distribution payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of OCSL Common Stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than three days prior to the distribution payment date then that distribution will be reinvested. However, all subsequent distributions will be paid out in cash on all balances.

OCSL intends to use newly issued shares to implement the plan when shares of OCSL Common Stock are trading at or above NAV. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the NAV per share of OCSL Common Stock, and (b) 95% of the market price per share of OCSL Common Stock at the close of trading on the payment date fixed by the OCSL Board for such distribution. Market price per share on that date will be the closing price for such shares on Nasdaq or, if no sale is reported for such day, at the average of their reported bid and asked prices. OCSL reserves the right to purchase shares in the open market in connection with OCSL’s implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (2) OCSL has advised the plan administrator that since such NAV was last determined, OCSL has become aware of events that indicate the possibility of a material change in the per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of OCSL Common Stock purchased in the open market.

There will be no brokerage charges or other charges for distribution reinvestment to stockholders who participate in the plan. OCSL will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from OCSL will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrator at 1-866-665-2281.

OCSL may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by OCSL. All correspondence concerning the plan should be directed to the plan administrator by mail at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, or by telephone at 1-866-665-2281.

DIVIDEND REINVESTMENT PLAN OF OCSI

OCSI has adopted a dividend reinvestment plan that provides for reinvestment of OCSI’s distributions on behalf of OCSI Stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the OCSI Board declares a cash distribution, then OCSI Stockholders who have not “opted out” of OCSI’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of OCSI Common Stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of OCSI Common Stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and OCSI’s transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the distribution payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the distribution payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of OCSI Common Stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than three days prior to the distribution payment date then that distribution will be reinvested. However, all subsequent distributions will be paid out in cash on all balances.

OCSI intends to use newly issued shares to implement the plan when shares of OCSI Common Stock are trading at or above NAV. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the NAV per share of OCSI Common Stock, and (b) 95% of the market price per share of OCSI Common Stock at the close of trading on the payment date fixed by the OCSI Board for such distribution. Market price per share on that date will be the closing price for such shares on Nasdaq or, if no sale is reported for such day, at the average of their reported bid and asked prices. OCSI reserves the right to purchase shares in the open market in connection with OCSI’s implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (2) OCSI has advised the plan administrator that since such NAV was last determined, OCSI has become aware of events that indicate the possibility of a material change in the per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of OCSI Common Stock purchased in the open market.

There will be no brokerage charges or other charges for distribution reinvestment to stockholders who participate in the plan. OCSI will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from OCSI will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrator at 1-866-665-2281.

OCSI may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by OCSI. All correspondence concerning the plan should be directed to the plan administrator by mail at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, or by telephone at 1-866-665-2281.

COMPARISON OF OCSL AND OCSI STOCKHOLDER RIGHTS

OCSL and OCSI are Delaware corporations subject to the DGCL. There are no material differences between the rights of OCSL Stockholders and OCSI Stockholders. Information about the rights of OCSL Stockholders and OCSI Stockholders can be found in OCSL’s certificate of incorporation and bylaws and OCSI’s certificate of incorporation and bylaws. OCSL’s certificate of incorporation and bylaws are incorporated herein by reference to Exhibits (1) and (2) in this joint proxy statement/prospectus and will be sent to OCSL Stockholders upon request. OCSI’s certificate of incorporation and bylaws are incorporated herein by reference to Exhibits 3.1-3.3 in “Item 15. Exhibits and Financial Statement Schedules—3. Exhibits required to be filed by Item 601 of Regulation S-K” in Part IV of OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020 and will be sent to OCSI Stockholders upon request. See “Where You Can Find More Information.”

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

OCSL’s and OCSI’s portfolio securities are held under separate custody agreements by U.S. Bank National Association. The address of OCSL’s and OCSI’s custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. American Stock Transfer & Trust Company, LLC acts as OCSL’s and OCSI’s transfer agent, distribution paying agent and registrar for OCSL Common Stock and OCSI Common Stock, respectively. The principal business address of OCSL’s and OCSI’s transfer agent is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since OCSL and OCSI generally acquire and dispose of their respective investments in privately negotiated transactions, OCSL and OCSI infrequently use brokers in the normal course of business. Subject to policies established by each of the OCSL Board and the OCSI Board, Oaktree is primarily responsible for the execution of the publicly traded securities portion of OCSL’s and OCSI’s portfolio transactions and the allocation of brokerage commissions. Oaktree does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for OCSL and OCSI, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Oaktree will generally seek reasonably competitive trade execution costs, OCSL and OCSI will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Oaktree may select a broker based partly upon brokerage or research services provided to Oaktree, OCSL, OCSI and any other clients. In return for such services, OCSL and OCSI may pay a higher commission than other brokers would charge if Oaktree determines in good faith that such commission is reasonable in relation to the services provided.

Neither OCSL nor OCSI have paid any brokerage commissions during the three most recent fiscal years.

LEGAL MATTERS

Certain legal matters in connection with the validity of securities being offered by this joint proxy statement/prospectus will be passed upon for OCSL by Proskauer Rose LLP, Washington, D.C. Proskauer received fees for services provided to OCSL, OCSI and Oaktree (including services provided to its managed funds and accounts in connection with portfolio company investments) of approximately $0.4 million, $0.2 million and $0.3 million, respectively, in its 2019 fiscal year and approximately $1.8 million (including fees related to the restructuring of a portfolio company investment), $0.5 million and $0.3 million, respectively, in its 2020 fiscal year. In addition, Stradley Ronon Stevens & Young, LLP served as counsel to the OCSL Special Committee in connection with the Mergers and serves as counsel to the Independent Directors of each of OCSL and OCSI on matters unrelated to the Mergers. The fees received by Stradley from OCSL and OCSI were approximately $0.1 million and $0.1 million, respectively, in its 2019 fiscal year and approximately $0.1 million and $0.1 million, respectively, in its 2020 fiscal year.

EXPERTS

The consolidated financial statements of OCSL and its consolidated subsidiaries as of September 30, 2020 and 2019, and for each of the three years in the period ended September 30, 2020, appearing in OCSL’s Annual Report (Form 10-K) for the year ended September 30, 2020, and the effectiveness of OCSL’s and its consolidated subsidiaries’ internal control over financial reporting as of September 30, 2020 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of OCSI and its consolidated subsidiaries as of September 30, 2020 and 2019, and for each of the three years in the period ended September 30, 2020, appearing in OCSI’s Annual Report (Form 10-K/A) for the year ended September 30, 2020 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The address of Ernst & Young LLP is 725 South Figueroa Street, Suite 500, Los Angeles, CA 90017.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in OCSL’s proxy statement and form of proxy for the 2022 annual meeting of stockholders must be received by OCSL on or before September 23, 2021. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Oaktree Specialty Lending Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary. Proxies solicited by OCSL will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Stockholder proposals or director nominations for OCSL to be presented at an annual meeting of stockholders, other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of OCSL not more than 150 days and not less than 120 days prior to the date of the anniversary of the previous year’s annual meeting of stockholders. For the 2022 annual meeting of stockholders of OCSL, OCSL must receive such proposals and nominations no earlier than October 16, 2021 and no later than November 15, 2021. If the annual meeting of stockholders is scheduled to be held on a date more than 30 days prior to or after such anniversary date, stockholder proposals or director nominations must be received no later than the 10th day following the day on which such notice of the date of the 2022 annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting was made. Proposals and nominations must also comply with the other requirements contained in OCSL’s bylaws, including supporting documentation and other information and representations.

OTHER MATTERS

No other matter is likely to come before the OCSL Annual Meeting or the OCSI Special Meeting or may properly come before the OCSL Annual Meeting or the OCSI Special Meeting.

Pursuant to OCSL’s bylaws and OCSI’s bylaws, the chairman of each of the OCSL Annual Meeting and the OCSI Special Meeting, respectively, will have the power to adjourn the respective meeting from time to time for such periods as the chairman of such meeting will direct without notice other than announcement at such meeting.

STOCKHOLDERS SHARING AN ADDRESS

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more OCSL Stockholders who share an address unless OCSL has received contrary instructions from one or more of such stockholders. OCSL will deliver promptly, upon request, a separate copy of any of these documents to OCSL Stockholders at a shared address to which a single copy of such document(s) was delivered. OCSL Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling OCSL collect at (213) 830-6300 or by writing to Oaktree Specialty Lending Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary.

Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more OCSI Stockholders who share an address unless OCSI has received contrary instructions from one or more of such stockholders. OCSI will deliver promptly, upon request, a separate copy of any of these documents to OCSI Stockholders at a shared address to which a single copy of such document(s) was delivered. OCSI Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling OCSI collect at (213) 830-6300 or by writing to Oaktree Strategic Income Corporation, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

OCSL has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about OCSL and the securities being offered by this document.

Each of OCSL and OCSI files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by each of OCSL and OCSI with the SEC. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

OCSL maintains a website at www.oaktreespecialtylending.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:

Investor Relations

Oaktree Specialty Lending Corporation

1301 Avenue of the Americas, 34th Floor

New York, NY 10019

(212) 284-1900

ocsl-ir@oaktreecapital.com

OCSI maintains a website at www.oaktreestrategicincome.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling Investor Relations at the following address and telephone number:

Investor Relations

Oaktree Strategic Income Corporation

1301 Avenue of the Americas, 34th Floor

New York, NY 10019

(212) 284-1900

ocsi-ir@oaktreecapital.com

INCORPORATION BY REFERENCE FOR OCSL

This joint proxy statement/prospectus is part of a registration statement that OCSL has filed with the SEC. OCSL is allowed to “incorporate by reference” the information that it files with the SEC, which means OCSL can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	OCSL’s Annual Report on Form 10-K (file no. 814-00755) for the fiscal year ended September 30, 2020, filed with the SEC on November 19, 2020.

To obtain copies of these filings, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR OCSI

This joint proxy statement/prospectus is part of a registration statement that OCSL has filed with the SEC. OCSI is allowed to “incorporate by reference” the information that it files with the SEC, which means OCSI can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/prospectus.

This joint proxy statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	OCSI’s Annual Report on Form 10-K (file no. 814-01013) for the fiscal year ended September 30, 2020, filed with the SEC on November 19, 2020; and

•	Amendment No. 1 to OCSI’s Annual Report on Form 10-K/A (file no. 814-01013) for the fiscal year ended September 30, 2020, filed on December 18, 2020.

To obtain copies of these filings, see “Where You Can Find More Information.”

Annex A

ANNEX A - MERGER AGREEMENT

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

OAKTREE STRATEGIC INCOME CORPORATION,

OAKTREE SPECIALTY LENDING CORPORATION,

LION MERGER SUB, INC.

and

OAKTREE FUND ADVISORS, LLC

(for the limited purposes set forth herein)

Dated as of October 28, 2020

A-i

(continued)

A-ii

(continued)

A-iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of October 28, 2020 (this “Agreement”), among Oaktree Strategic Income Corporation, a Delaware corporation (“OCSI”), Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), Lion Merger Sub, Inc., a Delaware corporation and wholly-owned direct Consolidated Subsidiary of OCSL (“Merger Sub”), and, solely for the purposes of Section 2.6, Article V, Section 8.1(h) and Article XI, Oaktree Fund Advisors, LLC, a Delaware limited liability company (“OFA”).

RECITALS

WHEREAS, each of OCSI and OCSL has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act, and OFA is the investment adviser to each of OCSI and OCSL;

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement Merger Sub shall merge with and into OCSI (the “Merger”), with OCSI as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”);

WHEREAS, immediately following the Merger and the Terminations (as defined below), the Surviving Company shall merge with and into OCSL (the “Second Merger” and, together with the Merger, the “Mergers”), with OCSL as the surviving company in the Second Merger;

WHEREAS, the Board of Directors of OCSI (the “OCSI Board”), upon the recommendation of a committee of the OCSI Board comprised solely of certain Independent Directors of OCSI (the “OCSI Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of OCSI and (y) the interests of OCSI’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) approved the other OCSI Matters, (iv) directed that the adoption of this Agreement and approval of the other OCSI Matters be submitted to OCSI’s stockholders at the OCSI Stockholders Meeting and (v) resolved to recommend that the stockholders of OCSI adopt this Agreement and approve the other OCSI Matters;

WHEREAS, the Board of Directors of OCSL (the “OCSL Board”), upon the recommendation of a committee of the OCSL Board comprised solely of certain Independent Directors of OCSL (the “OCSL Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of OCSL and (y) the interests of OCSL’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) approved the OCSL Matters, (iv) directed that the approval of the OCSL Matters be submitted to OCSL stockholders at the OCSL Stockholders Meeting and (v) resolved to recommend that the stockholders of OCSL approve the OCSL Matters;

WHEREAS, the Board of Directors of Merger Sub has unanimously (i) determined that this Agreement and the terms of the Mergers and the Transactions are fair to and in the best interests of Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Transactions and (iii) resolved to recommend the adoption of this Agreement by OCSL, in OCSL’s capacity as the sole stockholder of Merger Sub;

WHEREAS, the parties intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGER

1.1. The Merger. Subject to the terms and conditions of this Agreement, in accordance with the Delaware General Corporation Law (the “DGCL”), at the Effective Time, Merger Sub shall merge with and into OCSI, and the separate corporate existence of the Merger Sub shall cease. OCSI shall be the surviving company in the Merger and shall continue its existence as a corporation under the Laws of the State of Delaware.

1.2. Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Eastern Time, at the offices of Proskauer Rose LLP, 1001 Pennsylvania Avenue, NW, Suite 600 South, Washington, DC 20004, on the date that is three (3) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).

1.3. Effective Time. The Merger shall become effective as set forth in the certificate of merger (the “First Certificate of Merger”) that shall be filed with the Secretary of State of the State of Delaware (the “DE SOS”) on the Closing Date. The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the First Certificate of Merger.

1.4. Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the DGCL.

1.5. Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of OCSI, OCSL or Merger Sub or the holder of any of the following securities:

(a) Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Company.

(b) All shares of common stock, par value $0.01 per share, of OCSI (the “OCSI Common Stock”) issued and outstanding immediately prior to the Effective Time that are owned by OCSL or any of its Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist and no shares of common stock, par value $0.01 per share, of OCSL (the “OCSL Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).

(c) Subject to Section 1.5(e), each share of OCSI Common Stock issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of OCSL Common Stock equal to the Exchange Ratio (the “Merger Consideration”).

(d) All of the shares of OCSI Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each such share of OCSI Common Stock, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive the Merger Consideration, cash in lieu of fractional shares into which such shares of OCSI Common Stock have been converted pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.4(b).

(e) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing OCSI Net Asset Value and/or the Closing OCSL Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of OCSL Common Stock or OCSI Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

1.6. Effect on OCSL Common Stock. Each share of OCSL Common Stock outstanding immediately prior to the Effective Time shall remain outstanding.

1.7. Termination of Certain Contractual Obligations. Immediately after the Effective Time and immediately prior to the Second Merger, the OCSI Advisory Agreement and the OCSI Administration Agreement shall be automatically terminated and of no further force and effect (the “Terminations”).

1.8. The Second Merger.

(a) Subject to the terms and conditions of this Agreement, in accordance with the DGCL, at the Second Effective Time, the Surviving Company shall merge with and into OCSL and the separate corporate existence of the Surviving Company shall cease. OCSL shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Delaware. The Second Merger shall become effective as set forth in the certificate of merger (the “Second Certificate of Merger”) that OCSL shall file with the DE SOS on the Closing Date (the “Second Effective Time”), it being understood that OCSL and the Surviving Company shall cause the Second Effective Time to occur immediately following the Terminations. At and after the Second Effective Time, the Second Merger shall have the effects set forth in the DGCL.

(b) At the Second Effective Time, by virtue of the Second Merger and without any action on the part of OCSL or the Surviving Company or the holder of any of the following securities, (i) each share of common stock of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall be cancelled and shall cease to exist, and no consideration shall be exchanged therefor; and (ii) each share of OCSL Common Stock issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as a share of OCSL Common Stock.

1.9. Certificate of Incorporation and Bylaws.

(a) The Certificate of Incorporation of OCSI shall be amended and restated in the form of the Certificate of Incorporation of Merger Sub as of the Effective Time, and the Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Company as of the Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such Certificate of Incorporation and Bylaws, as applicable.

(b) At the Second Effective Time, the Certificate of Incorporation of OCSL as in effect immediately prior to the Second Effective Time shall be the Certificate of Incorporation of OCSL, as the surviving company of the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such Certificate of Incorporation. The Bylaws of OCSL as in effect immediately prior to the Second Effective Time shall be the Bylaws of OCSL, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such bylaws.

1.10. Directors and Officers. Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Subject to applicable Law, the directors and officers of OCSL immediately prior to the Second Effective Time shall be the directors and officers of OCSL immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

ARTICLE II

MERGER CONSIDERATION

2.1. Delivery of Evidence of OCSL Common Stock. As soon as reasonably practicable after the Effective Time, OCSL shall deposit with its transfer agent evidence of book-entry shares representing OCSL Common Stock issuable as Merger Consideration pursuant to Section 1.5(c).

2.2. Fractional Shares. Each holder of OCSI Common Stock converted pursuant to the Merger that would otherwise have been entitled to receive a fraction of a share of OCSL Common Stock pursuant to Section 1.5(c) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of OCSL Common Stock multiplied by (ii) the volume-weighted average trading price of a share of OCSL Common Stock on the Nasdaq Global Select Market (“Nasdaq”) for the five (5) consecutive Trading Days ending on the third (3rd) Trading Day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by OCSL that is reasonably acceptable to OCSI). For purposes of this Section 2.2, all fractional shares to which a single record holder would be entitled shall be aggregated and calculations shall be rounded to three decimal places.

2.3. Paying and Exchange Agent. Prior to the Effective Time, OCSL shall appoint OCSL’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of OCSL and OCSI. Following the Effective Time, OCSL shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.2. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

2.4. Delivery of Merger Consideration.

(a) Each holder of record of shares of OCSI Common Stock (other than the Cancelled Shares) in book-entry form that were converted into the right to receive the Merger Consideration pursuant to Section 1.5(c) and any cash in lieu of fractional shares of OCSL Common Stock to be issued or paid in consideration therefor and any dividends and other distributions pursuant to Section 2.4(b), shall, promptly after the Effective Time, be entitled to receive the Merger Consideration, any cash in lieu of fractional shares of OCSL Common Stock to be issued or paid in consideration therefor and any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(b).

(b) Subject to the effect of applicable abandoned property, escheat or similar Laws, following the Effective Time, the record holder of shares (other than Cancelled Shares) of OCSI Common Stock at the Effective Time shall be entitled to receive, without interest, the amount of dividends or other distributions which theretofore had become payable with respect to the whole shares of OCSL Common Stock which the shares of OCSI Common Stock have been converted into the right to receive.

2.5. No Further Ownership Rights. All Merger Consideration paid by OCSL in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to OCSI Common Stock in respect of which such Merger Consideration was paid. From and after the Effective Time, the stock transfer books of OCSI shall be closed, and there shall be no further transfers on the stock transfer books of OCSI of the shares of OCSI Common Stock that were issued and outstanding immediately prior to the Effective Time.

2.6. Net Asset Value Calculation.

(a) OCSL shall deliver to OCSI a calculation of the net asset value of OCSL as of a date mutually agreed between OCSL and OCSI, such date to be no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by OCSL in preparing the calculation of the net asset value per share of OCSL Common Stock (with an accrual for any dividend declared by OCSL and not yet paid) (the “Closing OCSL Net Asset Value”); provided that OCSL shall update the calculation of the Closing OCSL Net Asset Value in the event that there is a material change to the Closing OCSL Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing OCSL Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the OCSL Board, including the OCSL Special Committee, shall be required to approve, and OFA shall certify in writing to OCSI, the calculation of the Closing OCSL Net Asset Value.

(b) OCSI shall deliver to OCSL a calculation of the net asset value of OCSI as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by OCSI in preparing the calculation of the net asset value per share of OCSI Common Stock (with an accrual for any dividend declared by OCSI and not yet paid) (the “Closing OCSI Net Asset Value”); provided that OCSI shall update the calculation of the Closing OCSI Net Asset Value in the event there is a material change to the Closing OCSI Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing OCSI Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the OCSI Board, including the OCSI Special Committee, shall be required to approve, and OFA shall certify in writing to OCSL, the calculation of the Closing OCSI Net Asset Value.

(c) In connection with preparing the calculations provided pursuant to this Section 2.6, each of OCSI and OCSL will use the portfolio valuation methods approved by the OCSI Board or the OCSL Board, as applicable, for valuing the securities and other assets of OCSI or OCSL, as applicable, as of September 30, 2020, unless otherwise agreed by each of the OCSL Board and the OCSI Board.

(d) OFA agrees to give each of OCSL and OCSI and its respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.6 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individual remains employed by OFA or its Affiliates.

2.7. Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to stockholders of OCSI as of the first anniversary of the Effective Time may be paid to OCSL, upon OCSL’s written demand to the Paying and Exchange Agent. In such event, any former stockholders of OCSI who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of OCSL Common Stock shall thereafter look only to OCSL with respect to such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of OCSL, OCSI, the Surviving Company, Merger Sub, the Paying and Exchange Agent or any other Person shall be liable to any former holder of shares of OCSI

Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.

2.8. Withholding Rights. OCSL or the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of OCSI Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF OCSI

Except with respect to matters that have been Previously Disclosed, OCSI hereby represents and warrants to OCSL and Merger Sub that:

3.1. Corporate Organization.

(a) OCSI is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. OCSI has the requisite corporate power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI. OCSI has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Amended and Restated Certificate of Incorporation of OCSI, as amended (the “OCSI Certificate”), and the Amended and Restated Bylaws of OCSI (the “OCSI Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by OCSI.

(c) Each Consolidated Subsidiary of OCSI (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI.

3.2. Capitalization.

(a) The authorized capital stock of OCSI consists of (i) 150,000,000 shares of OCSI Common Stock, of which 29,466,768 shares were outstanding as of the close of business on October 28, 2020 (the “OCSI Capitalization Date”). All of the issued and outstanding shares of OCSI Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to OCSI attaching to the ownership thereof. No Indebtedness having the right to vote on any matters on which stockholders of OCSI may vote (“OCSI Voting Debt”) is issued or outstanding. As of the OCSI Capitalization Date, except pursuant to OCSI’s dividend reinvestment plan, OCSI does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character

(“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of OCSI Common Stock, OCSI Voting Debt or any other equity securities of OCSI or any securities representing the right to purchase or otherwise receive any shares of OCSI Common Stock, OCSI Voting Debt or other equity securities of OCSI. There are no obligations of OCSI or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of OCSI, OCSI Voting Debt or any equity security of OCSI or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, OCSI Voting Debt or any other equity security of OCSI or its Consolidated Subsidiaries or (ii) pursuant to which OCSI or any of its Consolidated Subsidiaries is or could be required to register shares of OCSI’s capital stock or other securities under the Securities Act. All of the OCSI Common Stock has been sold in compliance with applicable Law.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of OCSI are owned by OCSI, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of OCSI has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

(c) With respect to OCSI Glick JV:

(i) to OCSI’s knowledge, OCSI Glick JV is a limited liability company duly organized and validly existing under the Laws of the State of Delaware;

(ii) all of the issued and outstanding equity ownership interests of OCSI Glick JV owned by OCSI are owned free and clear of any Liens;

(iii) OCSI is in compliance with all applicable Laws with respect to its ownership interest in OCSI Glick JV, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI; and

(iv) there are no material Proceedings pending or, to OCSI’s knowledge, threatened against OCSI with respect to its ownership interest in OCSI Glick JV.

3.3. Authority; No Violation.

(a) OCSI has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the OCSI Board. The OCSI Board (on the recommendation of the OCSI Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are fair to and in the best interests of OCSI and (B) the interests of OCSI’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) approved the other OCSI Matters, (iv) directed that the adoption of this Agreement and approval of the other OCSI Matters be submitted to OCSI’s stockholders for approval at a duly held meeting of such stockholders (the “OCSI Stockholders Meeting”) and (v) resolved to recommend that the stockholders of OCSI adopt this Agreement and approve the other OCSI Matters. Except for receipt of the approval of at least a majority of the outstanding shares of OCSI Common Stock entitled to vote thereon to approve the OCSI Matters at a duly held meeting of OCSI stockholders (the “OCSI Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action on the part of OCSI. This Agreement has been duly and validly executed and delivered by OCSI and (assuming due authorization, execution and delivery by OCSL, Merger Sub and OFA) constitutes the valid and binding obligation of OCSI, enforceable against OCSI in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Enforceability Exception”)).

(b) Neither the execution and delivery of this Agreement by OCSI, nor the consummation by OCSI of the Transactions, nor performance of this Agreement by OCSI, will (i) violate any provision of the OCSI Certificate or the OCSI Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to OCSI or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of OCSI or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which OCSI or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole. Section 3.3(b) of the OCSI Disclosure Schedule sets forth, to OCSI’s knowledge, any material consent fees payable to a third party in connection with the Merger.

3.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by OCSI of the Merger and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the OCSI Stockholders Meeting and the OCSL Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the First Certificate of Merger with the DE SOS, (iii) the filing of the Second Certificate of Merger with the DE SOS, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) approval of listing of such OCSL Common Stock on the Nasdaq, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on OCSI.

3.5. Reports.

(a) OCSI has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since October 17, 2017 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “OCSI SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries taken as a whole. To OCSI’s knowledge, no OCSI SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To OCSI’s knowledge, all OCSI SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of OCSI is required to make any filing with the SEC.

(b) Neither OCSI nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to OCSI’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of OCSI or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has OCSI or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of OCSI, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) OCSI has made available to OCSL all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of OCSI (i) there are no unresolved comments from the SEC with respect to the OCSI SEC Reports or any SEC examination of OCSI and (ii) none of the OCSI SEC Reports is subject to any ongoing review by the SEC.

3.6. OCSI Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of OCSI and its Consolidated Subsidiaries included (or incorporated by reference) in the OCSI SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of OCSI and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to OCSI’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Ernst & Young LLP (“EY”) has not resigned, threatened resignation or been dismissed as OCSI’s independent public accountant as a result of or in connection with any disagreements with OCSI on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of OCSI as of September 30, 2019 included in the audited financial statements set forth in OCSI’s annual report on Form 10-K for the year ended September 30, 2019 (the “OCSI Balance Sheet”), (B) liabilities incurred in the ordinary course of business since September 30, 2019, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the OCSI SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI, neither OCSI nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the OCSI Balance Sheet in accordance with GAAP.

(c) Neither OCSI nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K).

(d) Since the Applicable Date, (i) neither OCSI nor any of its Consolidated Subsidiaries nor, to the knowledge of OCSI, any director, officer, auditor, accountant or representative of OCSI or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of OCSI or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that OCSI or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing OCSI or any of its Consolidated Subsidiaries has reported evidence of a material violation of securities laws, breach of duty or similar violation by OCSI or any of its directors, officers or agents to the OCSI Board or any committee thereof or to any director or officer of OCSI.

(e) To OCSI’s knowledge, since the Applicable Date, EY, which has expressed its opinion with respect to the financial statements of OCSI and its Consolidated Subsidiaries included in the OCSI SEC Reports (including the related notes), has been (i) “independent” with respect to OCSI and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of OCSI have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and OCSI is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) OCSI has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by OCSI in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to OCSI’s management as appropriate to allow timely decisions regarding required disclosure and to allow OCSI’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) OCSI’s management, with the participation of OCSI’s principal executive and financial officers, has completed an assessment of the effectiveness of OCSI’s internal controls over financial reporting for the fiscal year ended September 30, 2019 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that OCSI maintained, in all material respects, effective internal control over financial reporting as of September 30, 2019, using the framework specified in OCSI’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the OCSI Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of OCSI’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for OCSI’s auditors any material weaknesses in internal controls; and

(iv) provided to OCSL true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the OCSI Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to OCSL true, complete and correct copies of any such disclosures that are made after the date hereof.

(h) The fair market value of OCSI’s investments as of June 30, 2020 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the OCSI Board.

(i) To OCSI’s knowledge, there is no fraud or suspected fraud affecting OCSI involving management of OCSI or employees of OFA or any of its Affiliates who have significant roles in OCSI’s internal control over financial reporting.

3.7. Broker’s Fees. Neither OCSI nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Houlihan Lokey Capital, Inc. pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to OCSL.

3.8. Absence of Changes or Events. Since September 30, 2019, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of OCSI and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of OCSL under Section  6.1 or 6.2.

3.9. Compliance with Applicable Law; Permits.

(a) Each of OCSI and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI. OCSI has not received any written or, to OCSI’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole. OCSI has operated in compliance with all listing standards of the Nasdaq since the Applicable Date other than as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole.

(b) OCSI is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI.

(c) OCSI has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for OCSI, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the OCSI Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole.

(d) Each of OCSI and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit OCSI and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole. OCSI has not received any written or, to OCSI’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of OCSI has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of OCSI, threatened that would result in any such disqualification.

(f) The minute books and other similar records of OCSI maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of OCSI, the OCSI Board and any committees of the OCSI Board.

3.10. OCSI Information. None of the information supplied or to be supplied by OCSI for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OCSI or stockholders of OCSL or at the time of the OCSI Stockholders Meeting or the OCSL Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by OCSI with respect to information supplied by OCSL, Merger Sub or OFA for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

3.11. Taxes and Tax Returns.

(a) OCSI and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of OCSI or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon OCSI or any of its Consolidated Subsidiaries for which OCSI does not have reserves that are adequate under GAAP. Neither OCSI nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among OCSI and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither OCSI nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither OCSI nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by OCSI or any of its Consolidated Subsidiaries. Neither OCSI nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If OCSI or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) OCSI made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). OCSI has qualified as a RIC at all times since the beginning of its taxable year ending September 30, 2013 and expects to continue to so qualify through the Effective Time. No challenge to OCSI’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of OCSI ending on or before the Effective Time, OCSI has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by OCSI after the date of this Agreement has been timely paid).

(c) Prior to the Effective Time, OCSI shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Determination Date, OCSI shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.

(d) OCSI and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) OCSI is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) OCSI has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) Section 3.11(g) of the OCSI Disclosure Schedule lists each asset the disposition of which would be subject to the rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 3.11(g) of the OCSI Disclosure Schedule, OCSI is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where OCSI or any of its Consolidated Subsidiaries does not file Tax Returns that OCSI or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither OCSI nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither OCSI nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither OCSI nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than OCSI and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither OCSI nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is OCSI or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of OCSI or any of its Consolidated Subsidiaries.

3.12. Litigation. There are no material Proceedings pending or, to OCSI’s knowledge, threatened against OCSI or any of its Consolidated Subsidiaries. There is no Order binding upon OCSI or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole.

3.13. Employee Matters. Neither OCSI nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.14. Certain Contracts.

(a) OCSI has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to OCSL of, all Contracts (collectively, the “OCSI Material Contracts”) to which, as of the date hereof, OCSI or any of its Consolidated Subsidiaries is a party, or by which OCSI or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of OCSI, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to OCSI or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of OCSI or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by OCSI or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 60 days or less, or any Contract that creates or would create a Lien on any asset of OCSI or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole);

(iv) except with respect to investments set forth in the OCSI SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to OCSI and its Consolidated Subsidiaries, taken as a whole;

(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of OCSI and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that OCSI and its Consolidated Subsidiaries conducts or may conduct;

(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the OCSI SEC Reports;

(vii) any Contract that obligates OCSI or any of its Consolidated Subsidiaries to conduct any business that is material to OCSI and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Merger, will obligate OCSL, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis; or

(viii) any Contract with a Governmental Entity.

(b) Each OCSI Material Contract is (x) valid and binding on OCSI or its applicable Consolidated Subsidiary and, to OCSI’s knowledge, each other party thereto, (y) enforceable against OCSI or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole. The OCSI Advisory Agreement has been approved by the OCSI Board and stockholders of OCSI in accordance with Section 15 of the Investment Company Act. Neither OCSI nor any of its Consolidated Subsidiaries nor, to OCSI’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any OCSI Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI. No OCSI Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to OCSI or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any OCSI Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole.

3.15. Insurance Coverage. All material insurance policies maintained by OCSI or any of its Consolidated Subsidiaries and that name OCSI or any of its Consolidated Subsidiaries as an insured (each, a “OCSI Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each OCSI Insurance Policy have been paid. Neither OCSI nor any of its Consolidated Subsidiaries has received written notice of cancellation of any OCSI Insurance Policy.

3.16. Intellectual Property. OCSI and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of OCSI and its Consolidated Subsidiaries taken as a whole (hereinafter, “OCSI Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSI. No claims are pending for which OCSI has received written notice or, to the knowledge of OCSI, threatened (i) that OCSI or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any OCSI Intellectual Property Right is invalid or unenforceable. To the knowledge of OCSI, no Person is infringing, misappropriating or using without authorization the rights of OCSI or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to OCSI and its Consolidated Subsidiaries, taken as a whole.

3.17. Real Property. Neither OCSI nor any of its Consolidated Subsidiaries owns or leases any real property.

3.18. Investment Assets. Each of OCSI and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of OCSI or its Consolidated Subsidiaries set forth in Section 3.18 of the OCSI Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of June 30, 2020, the value of investments owned by OCSI that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of OCSI’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

3.19. State Takeover Laws. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.20. Appraisal Rights. In accordance with Section 262 of the DGCL, no appraisal rights shall be available to holders of OCSI Common Stock in connection with the Transactions.

3.21. Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by OCSI that is used in connection with the computations made by OCSI pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures set forth in OCSI’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by OCSI other than investment assets that are used in connection with the computations made by OCSI pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the OCSI Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the OCSI Board for purposes of such computations were or will be determined by the OCSI Board in good faith in accordance with the valuation methods set forth in OCSI’s valuation policies and procedures adopted by the OCSI Board as of September  30, 2019.

3.22. Opinion of Financial Advisor. The OCSI Board and the OCSI Special Committee have received the opinion of Houlihan Lokey Capital, Inc., financial advisor to the OCSI Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio was fair, from a financial point of view, to the OCSI stockholders other than OCSL, Merger Sub and their respective Affiliates.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF OCSL

Except with respect to matters that have been Previously Disclosed, OCSL hereby represents and warrants to OCSI that:

4.1. Corporate Organization.

(a) OCSL is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS and Merger Sub is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. Each of OCSL and Merger Sub has the requisite corporate power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL. OCSL has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Restated Certificate of Incorporation of OCSL, as corrected and amended (the “OCSL Certificate”), and the Fourth Amended and Restated Bylaws of OCSL (the “OCSL Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by OCSL.

(c) Each Consolidated Subsidiary of OCSL (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL.

4.2. Capitalization.

(a) The authorized capital stock of OCSL consists of (i) 250,000,000 shares of OCSL Common Stock, of which 140,960,651 shares were outstanding as of the close of business on October 28, 2020 (the “OCSL Capitalization Date”). All of the issued and outstanding shares of OCSL Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to OCSL attaching to the ownership thereof. All of the shares of OCSL Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to OCSL attaching to the ownership thereof. No Indebtedness having the right to vote on any matters on which stockholders of OCSL may vote (“OCSL Voting Debt”) is issued or outstanding. As of the OCSL Capitalization Date, except pursuant to OCSL’s amended and restated dividend reinvestment plan, OCSL does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of OCSL Common Stock, OCSL Voting Debt or any other equity securities of OCSL or any securities representing the right to purchase or otherwise receive any shares of OCSL Common Stock, OCSL Voting Debt or other equity securities of OCSL. There are no obligations of OCSL or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of OCSL, OCSL Voting Debt or any equity security of OCSL or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, OCSL Voting Debt or any other equity security of OCSL or its Consolidated Subsidiaries or (ii) pursuant to which OCSL or any of its Consolidated Subsidiaries is or could be required to register shares of OCSL capital stock or other securities under the Securities Act. All OCSL Common Stock has been sold in compliance with applicable Law.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of OCSL are owned by OCSL, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of OCSL has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

(c) With respect to OCSL SLF JV I:

(i) to OCSL’s knowledge, OCSL SLF JV I is a limited liability company duly organized and validly existing under the Laws of the State of Delaware;

(ii) all of the issued and outstanding equity ownership interests of OCSL SLF JV I owned by OCSL are owned free and clear of any Liens;

(iii) OCSL is in compliance with all applicable Laws with respect to its ownership interest in OCSL SLF JV I, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL; and

(iv) there are no material Proceedings pending or, to OCSL’s knowledge, threatened against OCSL with respect to its ownership interest in OCSL SLF JV I.

4.3. Authority; No Violation.

(a) Each of OCSL and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the OCSL Board and the board of directors of Merger Sub. The OCSL Board (on the recommendation of the OCSL Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are fair to and in the best interests of OCSL and (B) the interests of OCSL’s existing stockholders will not be diluted as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) approved the OCSL Matters, (iv) directed that the approval of the OCSL Matters be submitted to OCSL’s stockholders for approval at a duly held meeting of such stockholders (the “OCSL Stockholders Meeting”) and (v) resolved to recommend that the stockholders of OCSL approve the OCSL Matters. The Board of Directors of Merger Sub has unanimously determined that this Agreement and the terms of the Mergers and the Transactions are fair to and in the best interests of Merger Sub and its sole stockholder, approved and declared advisable this Agreement and the Transactions and resolved to recommend the adoption of this Agreement by the OCSL Board, in OCSL’s capacity as the sole stockholder of Merger Sub. Except for receipt of the approval of at least a majority of the shares of OCSL Common Stock represented and voting to approve the OCSL Matters at the OCSL Stockholders Meeting (the “OCSL Requisite Vote”), and the adoption of this Agreement by OCSL, as the sole stockholder of Merger Sub (which adoption shall occur promptly following the execution of this Agreement), the Mergers and the Transactions have been authorized by all necessary corporate action on the part of OCSL and Merger Sub. This Agreement has been duly and validly executed and delivered by OCSL and Merger Sub and (assuming due authorization, execution and delivery by OCSI and OFA) constitutes the valid and binding obligation of each of OCSL and Merger Sub, enforceable against each of OCSL and Merger Sub in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by OCSL or Merger Sub, nor the consummation by OCSL or Merger Sub of the Transactions, nor performance of this Agreement by OCSL or Merger Sub, will (i) violate any provision of the OCSL Certificate, OCSL Bylaws or the Bylaws or Certificate of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to OCSL or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of OCSL or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which OCSL or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole. Section 4.3(b) of the OCSL Disclosure Schedule sets forth, to OCSL’s knowledge, any material consent fees payable to a third party in connection with the Merger.

4.4. Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by OCSL or Merger Sub of the Merger and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the First Certificate of Merger with the DE SOS, (iii) the filing of the Second Certificate of Merger with the DE SOS, (iv) any notices or filings under the HSR Act, (v) approval of listing of such OCSL Common Stock on the Nasdaq, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on OCSL.

4.5. Reports.

(a) OCSL has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “OCSL SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries taken as a whole. To OCSL’s knowledge, no OCSL SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To OCSL’s knowledge, all OCSL SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of OCSL is required to make any filing with the SEC.

(b) Neither OCSL nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to OCSL’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of OCSL or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has OCSL or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of OCSL, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) OCSL has made available to OCSI all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of OCSL, (i) there are no unresolved comments from the SEC with respect to the OCSL SEC Reports or any SEC examination of OCSL and (ii) none of the OCSL SEC Reports is subject to any ongoing review by the SEC.

4.6. OCSL Financial Statements.

(a) The financial statements, including the related consolidated schedules of investments, of OCSL and its Consolidated Subsidiaries included (or incorporated by reference) in the OCSL SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of OCSL and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to OCSL’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. EY has not resigned, threatened resignation or been dismissed as OCSL’s independent public accountant as a result of or in connection with any disagreements with OCSL on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of OCSL as of September 30, 2019 included in the audited financial statements set forth in OCSL’s annual report on Form 10-K for the year ended September 30, 2019 (the “OCSL Balance Sheet”), (B) liabilities incurred in the ordinary course of business since September 30, 2019, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the OCSL SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL, neither OCSL nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the OCSL Balance Sheet in accordance with GAAP.

(c) Neither OCSL nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K).

(d) Since the Applicable Date, (i) neither OCSL nor any of its Consolidated Subsidiaries nor, to the knowledge of OCSL, any director, officer, auditor, accountant or representative of OCSL or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of OCSL or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that OCSL or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing OCSL or any of its Consolidated Subsidiaries has reported evidence of a material violation of securities laws, breach of duty or similar violation by OCSL or any of its directors, officers or agents to the OCSL Board or any committee thereof or to any director or officer of OCSL.

(e) To OCSL’s knowledge, since the Applicable Date, EY, which has expressed its opinion with respect to the financial statements of OCSL and its Consolidated Subsidiaries included in the OCSL SEC Reports (including the related notes), has been (i) “independent” with respect to OCSL and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of OCSL have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and OCSL is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) OCSL has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by OCSL in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to OCSL’s management as appropriate to allow timely decisions regarding required disclosure and to allow OCSL’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) OCSL’s management, with the participation of OCSL’s principal executive and financial officers, has completed an assessment of the effectiveness of OCSL’s internal controls over financial reporting for the fiscal year ended September 30, 2019 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that OCSL maintained, in all material respects, effective internal control over financial reporting as of September 30, 2019, using the framework specified in OCSL’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the OCSL Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of OCSL’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for OCSL’s auditors any material weaknesses in internal controls; and

(iv) provided to OCSI true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the OCSL Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to OCSI true, complete and correct copies of any such disclosures that are made after the date hereof.

(h) The fair market value of OCSL’s investments as of June 30, 2020 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the OCSL Board.

(i) To OCSL’s knowledge, there is no fraud or suspected fraud affecting OCSL involving management of OCSL or employees of OFA or any of its Affiliates who have significant roles in OCSL’s internal control over financial reporting.

4.7. Broker’s Fees. Neither OCSL nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Keefe, Bruyette & Woods, Inc. pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to OCSI.

4.8. Absence of Changes or Events. Since September 30, 2019, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of OCSL and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of OCSI under Section  6.1 or 6.3.

4.9. Compliance with Applicable Law; Permits.

(a) Each of OCSL and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL. OCSL has not received any written or, to OCSL’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole. OCSL has operated in compliance with all listing standards of the Nasdaq since the Applicable Date other than as would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole.

(b) OCSL is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL.

(c) OCSL has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for OCSL, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the OCSL Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole.

(d) Each of OCSL and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit OCSL and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole. OCSL has not received any written or, to OCSL’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole.

(e) No “affiliated person” (as defined under the Investment Company Act) of OCSL has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of OCSL, threatened that would result in any such disqualification.

(f) The minute books and other similar records of OCSL maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of OCSL, the OCSL Board and any committees of the OCSL Board.

4.10. OCSL Information. None of the information supplied or to be supplied by OCSL for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OCSI or stockholders of OCSL or at the time of the OCSI Stockholders Meeting or the OCSL Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by OCSL with respect to information supplied by OCSI or OFA for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

4.11. Taxes and Tax Returns.

(a) OCSL and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of OCSL or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon OCSL or any of its Consolidated Subsidiaries for which OCSL does not have reserves that are adequate under GAAP. Neither OCSL nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among OCSL and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither OCSL nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither OCSL nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by OCSL or any of its Consolidated Subsidiaries. Neither OCSL nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If OCSL or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) OCSL made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. OCSL has qualified as a RIC at all times since the beginning of its taxable year ending September 30, 2008 and expects to continue to so qualify through the Effective Time. No challenge to OCSL’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of OCSL ending on or before the Effective Time, OCSL has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c) Merger Sub is a newly formed entity created for the purpose of undertaking the Merger. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) OCSL and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) OCSL is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(f) OCSL has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) Section 4.11(g) of the OCSL Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 4.11(g) of the OCSL Disclosure Schedule, OCSL is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where OCSL or any of its Consolidated Subsidiaries does not file Tax Returns that OCSL or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither OCSL nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither OCSL nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither OCSL nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than OCSL and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither OCSL nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is OCSL or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of OCSL or any of its Consolidated Subsidiaries.

4.12. Litigation. There are no material Proceedings pending or, to OCSL’s knowledge, threatened against OCSL or any of its Consolidated Subsidiaries. There is no Order binding upon OCSL or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole.

4.13. Employee Matters. Neither OCSL nor any of its Consolidated Subsidiaries has (i) any employees or (ii)  any Employee Benefit Plans.

4.14. Certain Contracts.

(a) OCSL has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to OCSI of, all Contracts (collectively, the “OCSL Material Contracts”) to which, as of the date hereof, OCSL or any of its Consolidated Subsidiaries is a party, or by which OCSL or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of OCSL, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to OCSL or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of OCSL or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by OCSL or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 60 days or less, or any Contract that creates or would create a Lien on any asset of OCSL or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole);

(iv) except with respect to investments set forth in the OCSL SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to OCSL and its Consolidated Subsidiaries, taken as a whole;

(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of OCSL and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that OCSL and its Consolidated Subsidiaries conducts or may conduct;

(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the OCSL SEC Reports;

(vii) any Contract that obligates OCSL or any of its Consolidated Subsidiaries to conduct any business that is material to OCSL and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party; or

(viii) any Contract with a Governmental Entity.

(b) Each OCSL Material Contract is (x) valid and binding on OCSL and, to OCSL’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to OCSL. The investment advisory agreement between OCSL and OFA in effect as of the date of this Agreement has been approved by the OCSL Board and stockholders of OCSL in accordance with Section 15 of the Investment Company Act. Neither OCSL nor any of its Consolidated Subsidiaries nor, to OCSL’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any OCSL Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL. No OCSL Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to OCSL. No event has occurred with respect to OCSL that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any OCSL Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to OCSL.

4.15. Insurance Coverage. All material insurance policies maintained by OCSL or any of its Consolidated Subsidiaries and that name OCSL or any of its Consolidated Subsidiaries as an insured (each, a “OCSL Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each OCSL Insurance Policy have been paid. Neither OCSL nor any of its Consolidated Subsidiaries has received written notice of cancellation of any OCSL Insurance Policy.

4.16. Intellectual Property. OCSL and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of

OCSL and its Consolidated Subsidiaries taken as a whole (hereinafter, “OCSL Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OCSL. No claims are pending for which OCSL has received written notice or, to the knowledge of OCSL, threatened (i) that OCSL or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any OCSL Intellectual Property Right is invalid or unenforceable. To the knowledge of OCSL, no Person is infringing, misappropriating or using without authorization the rights of OCSL or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to OCSL and its Consolidated Subsidiaries, taken as a whole.

4.17. Real Property. Neither OCSL nor any of its Consolidated Subsidiaries owns or leases any real property.

4.18. Investment Assets. Each of OCSL and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of OCSL or its Consolidated Subsidiaries set forth in Section 4.18 of the OCSL Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of June 30, 2020, the value of investments owned by OCSL that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of OCSL’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

4.19. State Takeover Laws. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.

4.20. Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by OCSL that is used in connection with the computations made by OCSL pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures set forth in OCSL’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by OCSL other than investment assets that are used in connection with the computations made by OCSL pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the OCSL Board as of or prior to the date hereof. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the OCSL Board for purposes of such computations were or will be determined by the OCSL Board in good faith in accordance with the valuation methods set forth in OCSL’s valuation policies and procedures adopted by the OCSL Board as of September  30, 2019.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF OFA

Except with respect to matters set forth in the OFA Disclosure Schedule, OFA hereby represents and warrants to OCSI and OCSL that:

5.1. Organization. OFA is a limited liability company organized and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. OFA has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to prevent OFA from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to OCSL or OCSI.

5.2. Authority; No Violation.

(a) OFA has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the managers of OFA. This Agreement has been duly and validly executed and delivered by OFA and (assuming due authorization, execution and delivery by OCSI, OCSL and Merger Sub) constitutes the valid and binding obligation of OFA, enforceable against OFA in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by OFA, nor the consummation of the Transactions, nor performance of this Agreement by OFA, will (i) violate any provision of the certificate of formation of OFA or the limited liability company agreement of OFA or (ii) (A) violate any Law or Order applicable to OFA or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of OFA under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which OFA is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to prevent OFA from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to OCSL or OCSI.

(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by OFA, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OFA.

5.3. Compliance with Applicable Law; Permits.

(a) OFA is, and at all times since it became the investment adviser to OCSL or OCSI has been, duly registered as an investment adviser under the Investment Advisers Act.

(b) OFA is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to OFA. OFA has not received any written or, to OFA’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be prevent OFA from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to OCSL or OCSI.

(c) OFA holds and is in compliance with all Permits required in order to permit OFA to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to prevent OFA from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to OCSL or OCSI. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to prevent OFA from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to OCSL or OCSI. OFA has not received any written or, to OFA’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to prevent OFA from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to OCSL or OCSI.

(d) OFA has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to OCSI and OCSL) and, during the period prior to the date of this Agreement that OFA has been the investment adviser to OCSL or OCSI, OFA has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to OCSL and its Consolidated Subsidiaries, taken as a whole, or OCSI and its Consolidated Subsidiaries, taken as a whole.

(e) During the period prior to the date of this Agreement that it has been the investment adviser to OCSL or OCSI, there has been no material adverse change in the operations, affairs or regulatory status of OFA.

5.4. Litigation. There are no Proceedings pending or, to OFA’s knowledge, threatened against OFA, except as would not reasonably be expected to prevent OFA from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to OCSL or OCSI. There is no Order binding upon OFA other than such Orders as would not, individually or in the aggregate, reasonably be expected to prevent OFA from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to OCSL or OCSI.

5.5. Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by OCSI that is used in connection with the computations made by OFA on behalf of OCSI pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved and set forth in OCSI’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by OCSI other than investment assets that are used in connection with the computations made by OFA on behalf of OCSI pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, the value of each investment asset owned by OCSL that is used in connection with the computations made by OFA on behalf of OCSL pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved set forth in OCSL’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by OCSL other than investment assets that are used in connection with the computations made by OFA on behalf of OCSL pursuant to Section 2.6 will be determined in accordance with GAAP. The Closing OCSI Net Asset Value presented by OFA to the OCSI Board will reflect OFA’s assessment of the fair value of any portfolio securities of OCSI for which market quotations are not readily available. The Closing OCSL Net Asset Value presented by OFA to the OCSL Board will reflect OFA’s assessment of the fair value of any portfolio securities of OCSL for which market quotations are not readily available.

5.6. OFA Information. None of the information supplied or to be supplied by OFA for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of OCSI or stockholders of OCSL or at the time of the OCSI Stockholders Meeting or the OCSL Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by OFA with respect to information supplied by OCSI, OCSL or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

5.7. Best Interests and No Dilution. OFA believes that (i) participation in the Mergers is in the best interests of each of OCSI and OCSL and (ii) the interests of existing stockholders of OCSI and OCSL will not be diluted as a result of the Mergers.

5.8. Financial Resources. OFA has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.

5.9. OCSL and OCSI Representations and Warranties. To the knowledge of OFA, as of the date hereof, the representations and warranties made by OCSI in Article III and the representations and warranties made by OCSL in Article IV are true and correct in all material respects.

5.10. Forbearances. The forbearances set forth in Section 6.2 and Section 6.3 hereof are not overtly onerous on the conduct of the business of OCSI or OCSL, respectively, in the ordinary course of business consistent with past practice.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1. Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or with the prior written consent of the other parties hereto, which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of OCSL and OCSI shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business and consistent with past practice and each of OCSI’s and OCSL’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

6.2. OCSI Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as set forth in the OCSI Disclosure Schedule, and acting in a manner consistent with Section 6.1(a), OCSI shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of OCSL (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to OCSI’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any OCSI Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.

(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, (B) a Tax Dividend or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of OCSI to OCSI or another direct or indirect wholly owned Consolidated Subsidiary of OCSI; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business, or (ii) encumbrances required to secure Permitted Indebtedness of OCSI or any of its Consolidated Subsidiaries.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business.

(e) Amend the OCSI Certificate, the OCSI Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries.

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude OCSI from declaring or paying any Tax Dividend on or before the Closing Date.

(h) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.

(i) Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(j) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(k) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OCSI to fail to qualify or not be subject to tax as a RIC.

(l) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which OCSI or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in OCSI’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(m) Other than in the ordinary course of business or as permitted by Section 6.2(h), enter into any Contract that would otherwise constitute an OCSI Material Contract had it been entered into prior to the date of this Agreement.

(n) Other than in the ordinary course of business, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any OCSI Material Contract (other than any OCSI Material Contract related to Permitted Indebtedness).

(o) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and OCSI’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, OCSL, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(p) Except as otherwise expressly contemplated by this Agreement, merge or consolidate OCSI or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of OCSI or any of its Consolidated Subsidiaries.

(q) Agree to take, make any commitment to take, or adopt any resolutions of the OCSI Board authorizing, any of the actions prohibited by this Section 6.2.

6.3. OCSL Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as set forth in the OCSL Disclosure Schedule, and acting in a manner consistent with Section 6.1(a), OCSL shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of OCSI (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to OCSL’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any OCSL Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.

(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, (B) the authorization and payment of any dividend or distribution necessary for OCSL to maintain its qualification as a RIC or avoid the imposition of any income or excise tax, as reasonably determined by OCSL, or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of OCSL to OCSL or another direct or indirect wholly owned Consolidated Subsidiary of OCSL; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business, or (ii) encumbrances required to secure Permitted Indebtedness of OCSL or any of its Consolidated Subsidiaries.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business.

(e) Amend the OCSL Certificate, the OCSL Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries.

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(h) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.

(i) Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(j) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.

(k) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OCSL to fail to qualify or not be subject to tax as a RIC.

(l) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which OCSL or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in OCSL’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(m) Other than in the ordinary course of business or as permitted by Section 6.3(h), enter into any Contract that would otherwise constitute an OCSL Material Contract had it been entered into prior to the date of this Agreement.

(n) Other than in the ordinary course of business, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any OCSL Material Contract (other than any OCSL Material Contract related to Permitted Indebtedness).

(o) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and OCSL’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(p) Except as otherwise expressly contemplated by this Agreement, merge or consolidate OCSL or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of OCSL or any of its Consolidated Subsidiaries.

(q) Agree to take, make any commitment to take, or adopt any resolutions of the OCSL Board authorizing, any of the actions prohibited by this Section  6.3.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1. Further Assurances.

(a) Subject to the right of OCSI to take any action that constitutes an OCSI Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, and the right of OCSL to take any action that constitutes an OCSL Adverse Recommendation Change as expressly permitted pursuant to Section 7.8, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.

In furtherance (but not in limitation) of the foregoing, each of OCSL and OCSI shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, OCSI and OCSL shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to OCSI or OCSL, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. OCSL, on the one hand, and OCSI, on the other hand, shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either OCSL and its Consolidated Subsidiaries or OCSI and its Consolidated Subsidiaries to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Transactions (including the Mergers), other than any consent fees set forth in Section 3.3(b) of the OCSI Disclosure Schedule and Section 4.3(b) of the OCSL Disclosure Schedule.

7.2. Regulatory Matters.

(a) OCSL and OCSI shall as promptly as practicable jointly prepare and file with the SEC the Registration Statement. OCSL shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. OCSI and OCSL shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed to their respective stockholders upon such effectiveness. OCSI shall use reasonable best efforts to furnish all information concerning OCSI and the holders of OCSI Common Stock as may be reasonably requested by OCSL in connection with any such action.

(b) Each of OCSL and OCSI shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of OCSL and OCSI shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3. Stockholder Approval.

(a) As of the date of this Agreement, the OCSI Board has adopted resolutions approving the OCSI Matters, including the Merger, on the terms and conditions set forth in this Agreement, declaring the Merger advisable, and directing that the OCSI Matters, including the Merger, be submitted to OCSI’s stockholders for their consideration, with the recommendation that the OCSI stockholders approve the same. Notwithstanding anything to the contrary in Section 7.7, unless the OCSI Board has withdrawn the OCSI Board Recommendation in compliance with Section 7.7, OCSI shall submit to its stockholders the OCSI Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, OCSI shall take, in accordance with applicable Law and the OCSI Certificate and the OCSI Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 5 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the OCSI Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the OCSI Matters including the Merger, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the OCSI Stockholders Meeting shall be determined in prior consultation with OCSL. Unless the OCSI Board has withdrawn the OCSI Board Recommendation in compliance with Section 7.7, OCSI shall use reasonable best efforts to obtain from OCSI’s stockholders the vote required to approve the OCSI Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.7, by providing to OCSI’s stockholders the OCSI Board’s recommendation of the OCSI Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of OCSL, postponing or adjourning the OCSI Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that OCSI shall not postpone or adjourn the OCSI Stockholders Meeting for any other reason without the prior written consent of OCSL (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, OCSI’s obligations pursuant to this Section 7.3(a) (including its obligation to submit to its stockholders the OCSI Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to OCSI, its Representatives or its stockholders of any Takeover Proposal (including any OCSI Superior Proposal), (ii) OCSI effecting a Takeover Approval or delivering a Notice of an OCSI Superior Proposal or (iii) an OCSI Adverse Recommendation Change.

(b) As of the date of this Agreement, the OCSL Board has adopted resolutions approving the OCSL Matters on the terms and conditions set forth in this Agreement, and directing that the OCSL Matters be submitted to OCSL’s stockholders for their consideration, with the recommendation that the OCSL stockholders approve the same. Notwithstanding anything to the contrary in Section 7.8, unless the OCSL Board has withdrawn the OCSL Board Recommendation in compliance with Section 7.8, OCSL shall submit to its stockholders the OCSL Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, OCSL shall take, in accordance with applicable Law and the OCSL Certificate and the OCSL Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 5 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the OCSL Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the OCSL Matters including the issuance of shares of OCSL Common Stock as Merger Consideration, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the OCSL Stockholders Meeting shall be determined in prior consultation OCSI. Unless the OCSL Board has withdrawn the OCSL Board Recommendation in compliance with Section 7.8, OCSL shall use reasonable best efforts to obtain from OCSL’s stockholders the OCSL Requisite

Vote to approve the OCSL Matters, on terms and conditions set forth in this Agreement, including, subject to Section 7.8, providing to OCSL’s stockholders the OCSL Board’s recommendation of the approval of the OCSL Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of OCSI, postponing or adjourning the OCSL Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that OCSL shall not postpone or adjourn the OCSL Stockholders Meeting for any other reason without the prior written consent of OCSI (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, OCSL’s obligations pursuant to this Section 7.3(b) (including its obligation to submit to its stockholders the OCSL Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to OCSL, its Representatives or its stockholders of any Takeover Proposal (including any OCSL Superior Proposal), (ii) OCSL effecting a Takeover Approval or delivering a Notice of an OCSL Superior Proposal or (iii) an OCSL Adverse Recommendation Change.

7.4. Nasdaq Listing. OCSL shall use reasonable best efforts to cause the shares of OCSL Common Stock to be issued as Merger Consideration under this Agreement to be approved for listing on the Nasdaq, subject to official notice of issuance, at or prior to the Effective Time.

7.5. Indemnification; Directors’ and Officers’ Insurance.

(a) Following the Effective Time, OCSL shall, to the fullest extent permitted under applicable Law, defend and hold harmless and advance expenses to the present and former directors and officers of OCSI or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) OCSL shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) OCSL and the applicable Indemnified Parties shall cooperate in the defense of such matter.

(b) Unless OCSL and OCSI shall otherwise agree, prior to the Effective Time, OCSI shall, and, if OCSI is unable to, OCSL shall, cause the Surviving Company or its successor, effective as of the Effective Time, to obtain and fully pay the premium for a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of OCSI’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of six years from and after the Effective Time (the “Tail Period”) with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, OCSI’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (the “Current D&O Insurance”). If OCSI and the Surviving Company or its successor for any reason fail to obtain such “tail” insurance policy as of the Effective Time, the Surviving Company or its successor shall, and OCSL shall cause the Surviving Company or its successor to, continue to maintain in effect for the Tail Period the Current D&O Insurance in place as of the date of this Agreement with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in the Current D&O Insurance, or the Surviving Company or its successor shall, and OCSL shall cause the Surviving Company or its successor to, purchase comparable insurance for the Tail Period; provided, that in no event shall the annual cost of such insurance exceed during the Tail Period 300% of the current aggregate annual premium paid by OCSI for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, the Surviving

Company or its successor shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) Any Indemnified Party wishing to claim indemnification under Section 7.5(a), upon learning of any Proceeding described above, shall promptly notify OCSL in writing; provided, that the failure to so notify shall not affect the obligations of OCSL under Section 7.5(a) unless OCSL is materially prejudiced as a consequence.

(d) If OCSL or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each such case, OCSL shall cause proper provision to be made so that the successors and assigns of OCSL shall assume the obligations set forth in this Section 7.5.

(e) The provisions of this Section 7.5 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

7.6. No Solicitation.

(a) Each of OCSI and OCSL shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to OCSI or OCSL, as applicable) of all confidential information previously furnished to any Person (other than OCSI, OCSL or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.7 in the case of OCSI and Section 7.8 in the case of OCSL, each of OCSI and OCSL shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than OCSL, OCSI or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than OCSL, OCSI or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by applicable fiduciary duties, waiver or release under any standstill or any similar agreement with respect to equity securities of OCSI or OCSL; provided, however, that notwithstanding the foregoing, each party (A) may inform Persons of the provisions contained in this Section 7.6, and (B) shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of OCSL or OCSI in order to allow such third party to confidentially submit a Takeover Proposal.

(b) Each of OCSI and OCSL shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by OCSI or OCSL or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of OCSI and OCSL agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by OCSI or OCSL and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.7. OCSI Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the OCSI Stockholders Meeting: (i) OCSI receives a bona fide unsolicited Takeover Proposal (under circumstances in which OCSI has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the OCSI Special Committee shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be inconsistent with the OCSI directors’ exercise of their fiduciary duties under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an OCSI Superior Proposal; and (iii) OCSI gives OCSL at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OCSI’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.7(a), OCSI may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if OCSI (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides OCSL a copy of all such information that has not previously been delivered to OCSL simultaneously with delivery to such Person (or such Person’s Representatives and Affiliates); and

(ii) after fulfilling its obligations under Section 7.7(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

If on or after the date of this Agreement and at any time prior to the OCSI Stockholders Meeting, the OCSI Special Committee shall have determined after consultation with its outside legal counsel that continued recommendation of the OCSI Matters to OCSI’s stockholders would be reasonably likely to be inconsistent with the OCSI directors’ exercise of their fiduciary duties under applicable Law as a result of an OCSI Superior Proposal, OCSI may (A) withdraw or qualify (or modify or amend in a manner adverse to OCSL), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OCSL), the approval, adoption, recommendation or declaration of advisability by the OCSI Board of the OCSI Matters, including the recommendation of the OCSI Board that the stockholders of OCSI adopt this Agreement and approve the Transactions (the “OCSI Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the OCSI Stockholders Meeting or otherwise, inconsistent with the OCSI Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “OCSI Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes an OCSI Superior Proposal, OCSI shall promptly provide (and in any event within twenty-four (24) hours of such determination) to OCSL a written notice (a “Notice of an OCSI Superior Proposal”) (i) advising OCSL that the OCSI Board has received an OCSI Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such OCSI Superior

Proposal, including the amount per share or other consideration that the stockholders of OCSI will receive in connection with the OCSI Superior Proposal and including a copy of all written materials provided to or by OCSI in connection with such OCSI Superior Proposal (unless previously provided to OCSL), and (iii) identifying the Person making such OCSI Superior Proposal. OCSI shall cooperate and negotiate in good faith with OCSL (to the extent OCSL desires to negotiate) during the five (5) calendar day period following OCSL’s receipt of the Notice of an OCSI Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such OCSI Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable OCSI to determine that such OCSI Superior Proposal is no longer an OCSI Superior Proposal and proceed with an OCSI Recommendation without an OCSI Adverse Recommendation Change. If thereafter the OCSI Special Committee determines, in its reasonable good faith judgment after consultation with its outside legal counsel and financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such OCSI Superior Proposal remains an OCSI Superior Proposal or the failure to make such OCSI Adverse Recommendation Change would be reasonably likely to be inconsistent with the OCSI directors’ exercise of their fiduciary duties under applicable Law, and OCSI has complied in all material respects with Section 7.7(a) above, OCSI may terminate this Agreement pursuant to Section 9.1(c)(iv).

(c) Other than as permitted by Section 7.7(a), neither OCSI nor the OCSI Board shall make any OCSI Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no OCSI Adverse Recommendation Change shall change the approval of the OCSI Matters or any other approval of the OCSI Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) OCSI shall provide OCSL with prompt written notice of any meeting of the OCSI Board at which the OCSI Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by OCSL reasonably in advance of such meeting).

(e) Other than in connection with an OCSI Takeover Proposal, nothing in this Agreement shall prohibit or restrict the OCSI Board from taking any action described in clause (A) of the definition of OCSI Adverse Recommendation Change in response to an Intervening Event (an “OCSI Intervening Event Recommendation Change”) if (A) prior to effecting any such OCSI Intervening Event Recommendation Change, OCSI promptly notifies OCSL, in writing, at least five (5) Business Days (the “OCSI Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an OCSI Adverse Recommendation Change or an OCSI Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) OCSI shall, and shall cause its Representatives to, during the OCSI Intervening Event Notice Period, negotiate with OCSL in good faith (to the extent OCSL desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the OCSI Board to make an OCSI Intervening Event Recommendation Change, and (C) the OCSI Special Committee determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such an OCSI Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by OCSL during the OCSI Intervening Event Notice Period, would be reasonably likely to be inconsistent with the OCSI directors’ exercise of their fiduciary duties under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit OCSI from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to OCSI’s stockholders if, after consultation with its outside legal counsel, OCSI determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an OCSI Adverse Recommendation Change unless the OCSI Board expressly publicly reaffirms the OCSI Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by OCSL.

7.8. OCSL Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the OCSL Stockholders Meeting: (i) OCSL receives a bona fide unsolicited Takeover Proposal (under circumstances in which OCSL has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the OCSL Special Committee shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be inconsistent with the OCSL directors’ exercise of their fiduciary duties under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an OCSL Superior Proposal; and (iii) OCSL gives OCSI at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and OCSL’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.8(a), OCSL may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if OCSL (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides OCSI a copy of all such information that has not previously been delivered to OCSI simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii) after fulfilling its obligations under Section 7.8(b) below, effect a Takeover Approval.

If on or after the date of this Agreement and at any time prior to the OCSL Stockholders Meeting, the OCSL Special Committee shall have determined after consultation with its outside legal counsel that continued recommendation of the OCSL Matters to OCSL’s stockholders would be reasonably likely to be inconsistent with the OCSL directors’ exercise of their fiduciary duties under applicable Law as a result of an OCSL Superior Proposal, OCSL may (A) withdraw or qualify (or modify or amend in a manner adverse to OCSI), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to OCSI), the approval, adoption, recommendation or declaration of advisability by the OCSL Board of the OCSL Matters, including the recommendation of the OCSL Board that the stockholders of OCSL approve the OCSL Matters (the “OCSL Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the OCSL Stockholders Meeting or otherwise, inconsistent with the OCSL Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as an “OCSL Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes an OCSL Superior Proposal, OCSL shall promptly provide (and in any event within twenty-four (24) hours of such determination) to OCSI a written notice (a “Notice of an OCSL Superior Proposal”) (i) advising OCSI that the OCSL Board has received an OCSL Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such OCSL Superior Proposal, including the amount per share or other consideration that the stockholders of OCSL will receive in connection with the OCSL Superior Proposal and including a copy of all written materials provided to or by OCSL in connection with such OCSL Superior Proposal (unless previously provided to OCSI), and (iii) identifying the Person making such OCSL Superior Proposal. OCSL shall cooperate and negotiate in good faith with OCSI (to the extent OCSI desires to negotiate) during the five (5) calendar day period following OCSI’s receipt of the Notice of an OCSL Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such OCSL Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable OCSL to determine that such OCSL Superior Proposal is no longer an OCSL Superior Proposal and proceed with an OCSL Recommendation without an OCSL Adverse Recommendation Change. If thereafter the OCSL Special Committee determines, in its reasonable good faith judgment after consultation with its outside legal counsel and financial advisor and after giving effect to any proposed adjustments to the terms of this

Agreement that such OCSL Superior Proposal remains an OCSL Superior Proposal or the failure to make such OCSL Adverse Recommendation Change would be reasonably likely to be inconsistent with the OCSL directors’ exercise of their fiduciary duties under applicable Law, and OCSL has complied in all material respects with Section 7.8(a) above, OCSL may terminate this Agreement pursuant to Section 9.1(d)(iv).

(c) Other than as permitted by Section 7.8(a), neither OCSL nor the OCSL Board shall make any OCSL Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no OCSL Adverse Recommendation Change shall change the approval of the OCSL Matters or any other approval of the OCSL Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) OCSL shall provide OCSI with prompt written notice of any meeting of the OCSL Board at which the OCSL Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by OCSI reasonably in advance of such meeting).

(e) Other than in connection with an OCSL Takeover Proposal, nothing in this Agreement shall prohibit or restrict the OCSL Board from taking any action described in clause (A) of the definition of OCSL Adverse Recommendation Change in response to an Intervening Event (a “OCSL Intervening Event Recommendation Change”) if (A) prior to effecting any such OCSL Intervening Event Recommendation Change, OCSL promptly notifies OCSI, in writing, at least five (5) Business Days (the “OCSL Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an OCSL Adverse Recommendation Change or an OCSL Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) OCSL shall, and shall cause its Representatives to, during the OCSL Intervening Event Notice Period, negotiate with OCSI in good faith (to the extent OCSI desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the OCSL Board to make an OCSL Intervening Event Recommendation Change, and (C) the OCSL Special Committee determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such an OCSL Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by OCSI during the OCSL Intervening Event Notice Period, would be reasonably likely to be inconsistent with the OCSL directors’ exercise of their fiduciary duties under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit OCSL from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to OCSL’s stockholders if, after consultation with its outside legal counsel, OCSL determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be an OCSL Adverse Recommendation Change unless the OCSL Board expressly publicly reaffirms the OCSL Recommendation (i) in such communication or (ii) within three (3)  Business Days after being requested in writing to do so by OCSI.

7.9. Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of OCSI and OCSL shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require OCSI or OCSL, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either OCSI or OCSL may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.

7.10. Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of OCSL and OCSI. Thereafter, so long as this Agreement is in effect, OCSL and OCSI each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the Transactions, except as may be required by applicable Law or the rules and regulations of the Nasdaq and, to the extent practicable, before such press release or disclosure is issued or made, OCSL or OCSI, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such disclosure; provided, that either OCSL or OCSI may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section  7.10.

7.11. Takeover Statutes and Provisions. Neither OCSL nor OCSI will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of OCSL and OCSI shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.12. Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of OCSL and OCSI shall execute and deliver to Proskauer Rose LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(d) and 8.3(d)).

(b) RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) OCSI shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of OCSL take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OCSI to fail to qualify as a RIC, and (ii) OCSL shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of OCSI, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause OCSL to fail to qualify as a RIC.

(c) Tax Treatment of Mergers. Unless otherwise required by applicable Law or administrative action, (i) each of OCSI, OCSL and Merger Sub shall use its reasonable best efforts to cause the Merger to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of OCSI, OCSL and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.

(d) Tax Opinions. OCSI shall use its best efforts to obtain the tax opinion described in Section 8.3(d), and OCSL shall use its best efforts to obtain the tax opinion described in Section  8.2(d).

7.13. Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by OCSI’s stockholders or OCSL’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this

Agreement or the Transactions. Each of OCSI and OCSL (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

7.14. Section 16 Matters. Prior to the Effective Time, the OCSI Board shall take all such steps as may be required to cause any dispositions of OCSI Common Stock or acquisitions of OCSL Common Stock resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to OCSI or will become subject to such reporting requirements with respect to OCSL, in each case, to be exempt pursuant to Rule 16b-3.

7.15. No Other Representations or Warranties. The parties hereto acknowledge and agree that except for the representations and warranties of OCSI in Article III, representations and warranties of OCSL in Article IV and the representations and warranties of OFA in Article V, none of OFA, OCSI, OCSL or any of OCSI’s or OCSL’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes any representation or warranty, express or implied.

7.16. Merger of Surviving Company. Immediately after the occurrence of the Effective Time in accordance with the DGCL and the Terminations, the Surviving Company and OCSL shall consummate the Second Merger.

7.17. Coordination of Dividends. OCSL and OCSI shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither OCSL nor OCSI shall authorize or declare any dividend or distribution to its stockholders after the Determination Date at any time on or before the Closing Date.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1. Conditions to Each Party’s Obligations to Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:

(a) Stockholder Approvals. (i) The OCSI Matters shall have been approved by the OCSI Requisite Vote, and (ii) the OCSL Matters shall have been approved by the OCSL Requisite Vote.

(b) Nasdaq Listing. The shares of OCSL Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on the Nasdaq, subject to official notice of issuance.

(c) Registration Statement. The Registration Statement shall have become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC.

(d) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.

(e) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired

(including expiration of the applicable waiting period under the HSR Act). Each of the approvals listed on Section 8.1(e) of the OCSI Disclosure Schedule and Section 8.1(e) of the OCSL Disclosure Schedule, if any, shall have been obtained and shall remain in full force and effect.

(f) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.

(g) Net Asset Value Determinations. The determination of both the Closing OCSL Net Asset Value and the Closing OCSI Net Asset Value shall have been completed in accordance with Section 2.6.

(h) Representations and Warranties of OFA. The representations and warranties of OFA set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the conditions set forth in this Section 8.1(h) shall be deemed to have been satisfied even if any such representations and warranties of OFA are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OFA to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OCSL. OCSL shall have received a certificate signed on behalf of OFA by an authorized officer of OFA to the effect that the conditions set forth in this Section 8.1(h) have been satisfied, and, for the avoidance of doubt, any waiver of any of the conditions set forth in this Section 8.1(h) shall require prior written consent of each of OCSL and OCSI.

8.2. Conditions to Obligations of OCSL and Merger Sub to Effect the Merger. The obligations of OCSL and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by OCSL, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of OCSI. (i) The representations and warranties of OCSI set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of OCSI set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of OCSI set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.20 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of OCSI set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of OCSI are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OCSI to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OCSI. OCSL shall have received a certificate signed on behalf of OCSI by the Chief Executive Officer or the Chief Financial Officer of OCSI to the effect that the conditions set forth in Section 8.2(a)(i), (ii), (iii) and (iv) have been satisfied.

(b) Performance of Obligations of OCSI. OCSI shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. OCSL shall have received a certificate signed on behalf of OCSI by the Chief Executive Officer or the Chief Financial Officer of OCSI to such effect.

(c) Absence of OCSI Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of OCSI.

(d) Federal Tax Opinion. OCSL shall have received the opinion of Proskauer Rose LLP, counsel to OCSL and OCSI, addressed to OCSL and OCSI, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

8.3. Conditions to Obligations of OCSI to Effect the Merger. The obligation of OCSI to effect the Merger is also subject to the satisfaction or waiver by OCSI, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of OCSL. (i) The representations and warranties of OCSL set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of OCSL and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of OCSL and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of OCSL and Merger Sub set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of OCSL and Merger Sub are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of OCSL and Merger Sub to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to OCSL. OCSI shall have received a certificate signed on behalf of OCSL by the Chief Executive Officer or the Chief Financial Officer of OCSL and Merger Sub to the effect that the conditions set forth in Section 8.3(a)(i), (ii), (iii) and (iv) have been satisfied.

(b) Performance of Obligations of OCSL and Merger Sub. Each of OCSL and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. OCSI shall have received a certificate signed on behalf of OCSL and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of OCSL to such effect.

(c) Absence of OCSL Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of OCSL.

(d) Federal Tax Opinion. OCSI shall have received the opinion of Proskauer Rose LLP, counsel to OCSL and OCSI, addressed to OCSL and OCSI, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code.

8.4. Frustration of Closing Conditions. None of OCSL, Merger Sub or OCSI may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the Transactions.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the OCSI Matters by the stockholders of OCSI or the OCSL Matters by the stockholders of OCSL:

(a) by mutual consent of OCSI and OCSL in a written instrument authorized by each of the OCSI Board, including a majority of the Independent Directors of OCSI, and the OCSL Board, including a majority of the Independent Directors of OCSL;

(b) by either OCSI or OCSL, if:

(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Mergers) and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii) the Merger shall not have been consummated on or before July 28, 2021 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

(iii) the stockholders of OCSI shall have failed to approve the OCSI Matters by the OCSI Requisite Vote of OCSI’s stockholders at a duly held meeting of OCSI’s stockholders or at any adjournment or postponement thereof at which the OCSI Matters have been voted upon; or

(iv) the stockholders of OCSL shall have failed to approve the OCSL Matters by the OCSL Requisite Vote of OCSL’s stockholders at a duly held meeting of OCSL’s stockholders or at any adjournment or postponement thereof at which the OCSL Matters have been voted upon;

provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) by OCSI, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of OCSL or Merger Sub, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.3(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by OCSI to OCSL (provided that OCSI is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);

(ii) prior to obtaining approval of the OCSL Matters by the stockholders of OCSL (A) an OCSL Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) OCSL shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of the OCSL Board that OCSL’s stockholders vote in favor of the OCSL Matters, (C) a Takeover Proposal is publicly announced and OCSL fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the OCSL Board that OCSL’s stockholders vote in favor of the OCSL Matters, or (D) a tender or exchange offer relating to any shares of OCSL Common Stock shall have been commenced by a third party and OCSL shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the OCSL Board recommends rejection of such tender or exchange offer;

(iii) OCSL breaches, in any material respect, its obligations under Section 7.6 or Section 7.8; or

(iv) at any time prior to the time the approval of stockholders with respect to the OCSI Matters is obtained, (A) OCSI is not in material breach of any of the terms of this Agreement, (B) the OCSI Board, including a majority of the Independent Directors of OCSI, authorizes OCSI, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and OCSI enters into, a definitive Contract with respect to an OCSI Superior Proposal and (C) the third party that made such OCSI Superior Proposal, prior to such termination, pays to OCSL in immediately available funds any fees required to be paid pursuant to Section 9.2(a).

(d) by OCSL, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of OCSI, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by OCSL to OCSI (provided that OCSL is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);

(ii) prior to obtaining approval of the OCSI Matters by the stockholders of OCSI (A) an OCSI Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) OCSI shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of the OCSI Board that OCSI’s stockholders vote in favor of the OCSI Matters, including the Merger and the other Transactions, (C) a Takeover Proposal is publicly announced and OCSI fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the OCSI Board that OCSI’s stockholders vote in favor of the OCSI Matters, including the Merger and the other Transactions or (D) a tender or exchange offer relating to any shares of OCSI Common Stock shall have been commenced by a third party and OCSI shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the OCSI Board recommends rejection of such tender or exchange offer;

(iii) OCSI breaches, in any material respect, its obligations under Section 7.6 or Section 7.7; or

(iv) at any time prior to the time the approval of stockholders with respect to the OCSL Matters is obtained, (A) OCSL is not in material breach of any of the terms of this Agreement, (B) the OCSL Board, including a majority of the Independent Directors of OCSL authorizes OCSL, subject to complying with the terms of this Agreement (including Section 7.8(b)), to enter into, and OCSL enters into, a definitive Contract with respect to an OCSL Superior Proposal and (C) the third party that made such OCSL Superior Proposal, prior to such termination pays to OCSI in immediately available funds any fees required to be paid pursuant to Section 9.2(b).

The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2. Termination Fee.

(a) If this Agreement shall be terminated:

(i) [Reserved];

(ii) by OCSI pursuant to Section 9.1(c)(iv), then, prior to, and as a condition to such termination, OCSI shall cause the third party that made the applicable OCSI Superior Proposal (or its designee) to pay OCSL, subject to applicable Law, a non-refundable fee in an amount equal to $5,675,300 (the “OCSI Termination Fee”) as liquidated damages and full compensation hereunder; or

(iii) (A) by (x) OCSL or OCSI pursuant to Section 9.1(b)(ii) or Section 9.1(b)(iii) or (y) OCSL pursuant to Section 9.1(d)(i) (solely to the extent that OCSI has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.1(b)(ii) or Section 9.1(d)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iii), prior to the time of the duly held OCSI Stockholders Meeting, and (C) OCSI enters into a definitive Contract with respect to such Takeover Proposal within 12 months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such 12-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, OCSI shall cause the third party that made such Takeover Proposal (or its designee) to pay OCSL, subject to applicable Law, the OCSI Termination Fee as liquidated damages and full compensation hereunder; provided, that for purposes of this Section 9.2(a)(iii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”

The OCSI Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing to OCSI by OCSL if OCSL shall have furnished to OCSI wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the OCSI Termination Fee becomes payable and is paid pursuant to this Section 9.2(a), the OCSI Termination Fee shall be OCSL’s and Merger Sub’s sole and exclusive remedy for monetary damages under this Agreement.

(b) If this Agreement shall be terminated:

(i) [Reserved];

(ii) by OCSL pursuant to Section 9.1(d)(iv), then, prior to, and as a condition to such termination, OCSL shall cause the third party that made the applicable OCSL Superior Proposal (or its designee) to pay OCSI, subject to applicable Law, a non-refundable fee in an amount equal to $19,960,028 (the “OCSL Termination Fee”) as liquidated damages and full compensation hereunder; or

(iii) (A) by (x) OCSL or OCSI pursuant to Section 9.1(b)(ii) or Section 9.1(b)(iv) or (y) OCSI pursuant to Section 9.1(c)(i) (solely to the extent that OCSL has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.1(b)(ii) and Section 9.1(c)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iv), prior to the time of the duly held OCSL Stockholders Meeting, and (C) OCSL enters into a definitive Contract with respect to such Takeover Proposal within 12 months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such 12-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, OCSL shall cause the third party that made such Takeover Proposal (or its designee) to pay OCSI, subject to applicable Law, the OCSL Termination Fee as liquidated damages and full compensation hereunder; provided, that for purposes of this Section 9.2(b)(iii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”

The OCSL Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing to OCSL by OCSI if OCSI shall have furnished to OCSL wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the OCSL Termination Fee becomes payable and is paid pursuant to this Section 9.2(b), the OCSL Termination Fee shall be OCSI’s sole and exclusive remedy for monetary damages under this Agreement.

(iv) The parties acknowledge that the agreements contained in this Section 9.2 are an integral part of the Transactions, that without these agreements each party would not have entered into this Agreement, and that any amounts payable pursuant to this Section 9.2 do not constitute a penalty. If OCSL fails to pay any amounts due to OCSI pursuant to this Section 9.2 within the time periods specified in this Section 9.2 or OCSI fails to pay OCSL any amounts due to OCSL pursuant to this Section 9.2 within the time periods specified in this Section 9.2, OCSL or OCSI, as applicable, shall pay reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by OCSI or OCSL, as applicable, in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts from the date payment of such amounts was due at the prime lending rate in effect on the date payment was due as published in The Wall Street Journal (or any successor publication thereto), calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.

9.3. Effect of Termination. In the event of termination of this Agreement by either OCSI or OCSL as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of OCSL, Merger Sub, OCSI, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.9(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.4. Fees and Expenses. Subject to Section 9.2, except with respect to (i) all filing and other fees paid to the SEC in connection with the Merger, (ii) all filing and other fees in connection with any filing under the HSR Act and (iii) fees and expenses for legal services to OCSI, OCSL and Merger Sub in connection with the Merger Agreement and the Transactions (excluding fees for legal services to the OCSL Special Committee and the OCSI Special Committee), which, in each case, shall be borne equally by OCSL and OCSI, all fees and expenses incurred in connection with this Agreement and the Transactions (including the Mergers) shall be paid by the party incurring such fees or expenses, whether or not the Transactions (including the Mergers) are consummated.

9.5. Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the OCSL Matters by the stockholders of OCSL or the OCSI Matters by the stockholders of OCSI; provided, however, that after any approval of the OCSL Matters by the stockholders of OCSL or the OCSI Matters by the stockholders of OCSI, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6. Extension; Waiver. At any time prior to the Effective Time, each party, by action taken or authorized by the OCSI Board, including the OCSI Special Committee, or the OCSL Board, including the OCSL Special Committee, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

ARTICLE X

CERTAIN DEFINITIONS

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, NY or Los Angeles, CA.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Environmental Laws” means applicable Laws regulating, relating to or imposing liability or standards of conduct concerning the use, storage, handling, disposal or release of any Hazardous Substance, as in effect on the date of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

“Exchange Ratio” means the quotient (rounded to four decimal places) of (i) the OCSI Per Share NAV divided by (ii) the OCSL Per Share NAV.

“Governmental Entity” means any federal, state, local or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal or judicial body, or any political subdivision, department or branch of any of the foregoing.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into the in the ordinary course of business.

“Independent Director” means, with respect to OCSL or OCSI, each director who is not an “interested person” of OCSL or OCSI, as the case may be, as defined in the Investment Company Act.

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, OCSL and its Consolidated Subsidiaries, taken as a whole, or OCSI and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date hereof (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date hereof) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the OCSL Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); or (c) any changes in general economic or political conditions, except to the extent that such changes have a materially disproportionate adverse impact on, as applicable, OCSL and its Consolidated Subsidiaries, taken as a whole, or OCSI and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which, as applicable, OCSL or OCSI conducts its businesses.

“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.

“knowledge” means (i) for OCSI, the actual knowledge of its executive officers and directors set forth in Section 9 of the OCSI Disclosure Schedule, (ii) for OCSL, the actual knowledge of its executive officers and directors set forth in Section 9 of the OCSL Disclosure Schedule and (iii) for OFA, the actual knowledge of its executive officers and directors set forth in Section 9 of the OFA Disclosure Schedule.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to OCSL, OCSI or OFA, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God, COVID-19 or any other pandemic (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be, or any decline in the price of shares of OCSI Common Stock or OCSL Common Stock on the Nasdaq or trading volume of OCSI Common Stock or OCSL Common Stock (provided that the underlying causes of such failure or decline shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Merger and the other Transactions.

“OCSI Administration Agreement” means the administration agreement between OCSI and Oaktree Fund Administration, LLC in effect as of the date of this Agreement.

“OCSI Advisory Agreement” means the investment advisory agreement between OCSI and OFA in effect as of the date of this Agreement.

“OCSI Glick JV” means OCSI Glick JV LLC, a Delaware limited liability company.

“OCSI Matters” means (i) the adoption of this Agreement and approval of the Transactions and (ii) any other matters required to be approved or adopted by the stockholders of OCSI in order to effect the Transactions.

“OCSI Per Share NAV” means the quotient of (i) the Closing OCSI Net Asset Value divided by (ii) the number of shares of OCSI Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“OCSI Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OCSI or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OCSI or more than 75% of the assets of OCSI on a consolidated basis (a) on terms which the OCSI Board determines in good faith to be superior for the stockholders of OCSI (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the OCSI Termination Fee and any alternative proposed by OCSL in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the OCSI Board (upon the recommendation of the OCSI Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“OCSL Matters” means (i) the proposed issuance of OCSL Common Stock in connection with the Merger and (ii) any other matters required to be approved or adopted by the stockholders of OCSL in order to effect the Transactions.

“OCSL Per Share NAV” means the quotient of (i) the Closing OCSL Net Asset Value divided by (ii) the number of shares of OCSL Common Stock issued and outstanding as of the Determination Date.

“OCSL SLF JV I” means Senior Loan Fund JV I, LLC a Delaware limited liability company.

“OCSL Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, OCSL or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of OCSL or more than 75% of the assets of OCSL on a consolidated basis (a) on terms which the OCSL Board determines in good faith to be superior for the stockholders of OCSL (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the OCSL Termination Fee and any alternative proposed by OCSI in accordance with Section 7.8), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by OCSL Board (upon the recommendation of the OCSL Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Permitted Indebtedness” means Indebtedness of OCSL or OCSI, as applicable, and its respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred after the date of this Agreement to the extent permitted by the 1940 Act that is substantially consistent with the past practices of OCSL or OCSI, as applicable.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Previously Disclosed” means information (i) with respect to OCSI, (A) set forth by OCSI in the OCSI Disclosure Schedule or (B) disclosed since the Applicable Date in any OCSI SEC Report, and (ii) with respect to OCSL, (A) set forth by OCSL in the OCSL Disclosure Schedule or (B) disclosed since the Applicable Date in any OCSL SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any OCSI SEC Report or OCSL SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than OCSL or OCSI or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving OCSI or OCSL, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of OCSI or OCSL, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, OCSI or in any of OCSI’s Consolidated Subsidiaries or, OCSL or in any of OCSL’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to OCSI’s stockholders (i) all of its previously undistributed “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Trading Day” shall mean a day on which shares of OCSL Common Stock are traded on Nasdaq.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.

Table of Definitions

Term:	Section:
Acceptable Courts	11.6
Agreement	Preamble
Applicable Date	3.5(a)
ASC Topic 820	3.6(i)

Term:	Section:
BDC	Recitals
Cancelled Shares	1.5(b)
Closing	1.2
Closing Date	1.2
Closing OCSI Net Asset Value	2.6(b)
Closing OCSL Net Asset Value	2.6(a)
Code	Recitals
Current D&O Insurance	7.5(b)
DE SOS	1.3
Determination Date	2.6(a)
DGCL	1.1

Table of Definitions

Term:	Section:
Disclosure Schedule	11.9
DOJ	7.1(a)
Effective Time	1.3
Employee Benefit Plans	3.13
Enforceability Exception	3.3(a)
Exchange Fund	2.3
EY	3.6(a)
First Certificate of Merger	1.3
FTC	7.1(a)
GAAP	3.6(a)
HSR Act	3.4
Indemnified Liabilities	7.5(a)
Indemnified Parties	7.5(a)
Indemnified Party	7.5(a)
Intellectual Property Rights	3.16
IRS	3.11(a)
Joint Proxy Statement/Prospectus	3.4
Merger	Recitals
Merger Consideration	1.5(c)
Merger Sub	Preamble
Mergers	Recitals
Nasdaq	2.2
Notice of an OCSI Superior Proposal	7.8(b)
Notice of an OCSL Superior Proposal	7.7(b)
OCSI	Preamble
OCSI Adverse Recommendation Change	7.7(a)
OCSI Balance Sheet	3.6(b)
OCSI Board	Recitals
OCSI Bylaws	3.1(b)
OCSI Capitalization Date	3.2(a)
OCSI Certificate	3.1(b)
OCSI Common Stock	1.5(b)
OCSI Disclosure Schedule	11.9
OCSI Insurance Policy	3.15
OCSI Intellectual Property Rights	3.16
OCSI Intervening Event Notice Period	7.7(e)

Term:	Section:
OCSI Intervening Event Recommendation Change	7.7(e)
OCSI Material Contracts	3.14(a)
OCSI Recommendation	7.7(a)
OCSI Requisite Vote	3.3(a)
OCSI SEC Reports	3.5(a)
OCSI Special Committee	Recitals

Table of Definitions

Term:	Section:
OCSI Stockholders Meeting	3.3(a)
OCSI Termination Fee	9.2(a)
OCSI Voting Debt	3.2(a)
OCSL	Preamble
OCSL Adverse Recommendation Change	7.8(a)
OCSL Balance Sheet	4.6(b)
OCSL Board	Recitals
OCSL Bylaws	4.1(b)
OCSL Capitalization Date	4.2(a)
OCSL Certificate	4.1(b)
OCSL Common Stock	1.5(b)
OCSL Disclosure Schedule	11.9
OCSL Insurance Policy	4.15
OCSL Intellectual Property Rights	4.16
OCSL Intervening Event Notice Period	7.8(e)
OCSL Intervening Event Recommendation Change	7.8(e)
OCSL Material Contracts	4.14(a)
OCSL Recommendation	7.8(a)
OCSL Requisite Vote	4.3(a)
OCSL SEC Reports	4.5(a)
OCSL Special Committee	Recitals
OCSL Stockholders Meeting	4.3(a)
OCSL Termination Fee	9.2(b)
OCSL Voting Debt	4.2(a)
OFA Disclosure Schedule	11.9
Paying and Exchange Agent	2.3
Registration Statement	3.4
Representatives	7.6(a)
RIC	3.11(b)
Rights	3.2(a)
Sarbanes-Oxley Act	3.6(g)
Second Certificate of Merger	1.8(a)
Second Merger	Recitals
Surviving Company	Recitals
Tail Period	7.5(b)
Takeover Approval	7.7(a)(ii)
Takeover Proposal	9.2(a)(iii)
Takeover Statutes	3.19
Termination Date	9.1(b)(ii)
Terminations	1.9

ARTICLE XI

GENERAL PROVISIONS

11.1. Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.5 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2. Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to OCSI, to:

Oaktree Strategic Income Corporation

333 South Grand Avenue

28th Floor

Los Angeles, CA 90071

Attention:    Mary Gallegly

Email:          mgallegly@oaktreecapital.com

with a copy, which will not constitute notice, to:

Proskauer Rose LLP

1001 Pennsylvania Avenue, NW

Suite 600 South

Washington, DC 20004

Attention:    William Tuttle / Daniel Ganitsky

Email:          wtuttle@proskauer.com / dganitsky@proskauer.com

and

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Attention:    Matthew Carter / Eric Siegel / Thomas Friedmann

Email:         matthew.carter@dechert.com / eric.siegel@dechert.com /

   thomas.friedmann@dechert.com

If to OCSL or Merger Sub, to:

Oaktree Specialty Lending Corporation

333 South Grand Avenue

28th Floor

Los Angeles, CA 90071

Attention:    Mary Gallegly

Email:          mgallegly@oaktreecapital.com

with a copy, which will not constitute notice, to:

Proskauer Rose LLP

1001 Pennsylvania Avenue, NW

Suite 600 South

Washington, DC 20004

Attention:    William Tuttle / Daniel Ganitsky

Email:          wtuttle@proskauer.com / dganitsky@proskauer.com

and

Stradley Ronon Stevens & Young, LLP

2000 K Street, NW, Suite 700

Washington, DC 20006

Attention:    Eric S. Purple

Email:          epurple@stradley.com

If to OFA, to:

Oaktree Fund Advisors, LLC

333 South Grand Avenue

28th Floor

Los Angeles, CA 90071

Attention:    Mary Gallegly

Email:          mgallegly@oaktreecapital.com

with a copy, which will not constitute notice, to:

Proskauer Rose LLP

1001 Pennsylvania Avenue, NW

Suite 600 South

Washington, DC 20004

Attention:    William Tuttle / Daniel Ganitsky

Email:          wtuttle@proskauer.com / dganitsky@proskauer.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).

11.3. Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

11.4. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

11.5. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware applicable to contracts made and performed entirely within such state. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the Court of Chancery of the State of Delaware, or if jurisdiction over the matter is vested exclusively in federal courts, the state or federal courts in the State of Delaware, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.

11.7. Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.5, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Delaware, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

11.9. Disclosure Schedule. Before entry into this Agreement, OCSL, OCSI and OFA each delivered to the other party a schedule (the “OCSL Disclosure Schedule”, the “OCSI Disclosure Schedule” and the “OFA Disclosure Schedule”, respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III, Article IV, or Article V, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.

[Signature Page Follows]

IN WITNESS WHEREOF, OCSI, OCSL, Merger Sub and OFA have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

OAKTREE STRATEGIC INCOME CORPORATION

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Chief Executive Officer

OAKTREE SPECIALTY LENDING CORPORATION

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Chief Executive Officer

LION MERGER SUB, INC.

By:	/s/ Mathew Pendo
Name: Mathew Pendo
Title: President

OAKTREE FUND ADVISORS, LLC

(Solely for the purposes of Section 2.6, Article V, Section 8.1(h) and Article XI)

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:	/s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

[Signature Page to Agreement and Plan of Merger]

Annex B

ANNEX B - OPINION OF THE FINANCIAL ADVISOR TO THE OCSI SPECIAL COMMITTEE

[LETTERHEAD OF HOULIHAN LOKEY CAPITAL, INC.]

October 28, 2020

Oaktree Strategic Income Corporation

333 South Grand Ave, 28th Floor

Los Angeles, CA 90071

Attn:	The Special Committee of the Board of Directors and
Board of Directors

Dear Members of the Special Committee and the Board:

We understand that Oaktree Strategic Income Corporation (the “Company”) intends to enter into an Agreement and Plan of Merger (the “Agreement”) among the Company, Oaktree Specialty Lending Corporation (the “Acquiror”), Lion Merger Sub, Inc., a wholly owned subsidiary of the Acquiror (“Merger Sub”), and solely for the purposes set forth therein, Oaktree Fund Advisors, LLC (the “Advisor”), pursuant to which, among other things, (a) Merger Sub will merge with the Company (the “Merger”), with the Company as the surviving company in the Merger (the “Surviving Company”), (b) each outstanding share of common stock, par value $0.01 per share (“Company Common Stock”), of the Company will be converted into the right to receive a number of shares of the common stock, par value $0.01 per share (“Acquiror Common Stock”), of the Acquiror, equal to the quotient obtained by dividing the net asset value of the Company per share of Company Common Stock by the net asset value of the Acquiror per share of Acquiror Common Stock, each as to be determined in the manner and as of the date provided by the Agreement (the “Exchange Ratio”), (c) immediately following the Merger, the advisory agreement between the Company and the Advisor and the administration agreement between the Company and the Advisor will be terminated (together, the “Terminations”), and (d) immediately following the Terminations, the Surviving Company will merge (the “Second Merger”) with the Acquiror, with the Acquiror as the surviving company in the Second Merger.

The Special Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee and the Board as to whether, as of the date hereof, the Exchange Ratio provided for in the Merger pursuant to the Agreement is fair, from a financial point of view, to the holders of Company Common Stock, other than the Acquiror and any of its consolidated subsidiaries, including Merger Sub (collectively, the “Excluded Holders”).

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.	reviewed the Agreement, dated October 28, 2020;

2.	reviewed certain publicly available business and financial information relating to the Company and the Acquiror that we deemed to be relevant;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company and the Acquiror made available to us by the Advisor, including (a) financial projections prepared by the management of the Advisor relating to the Company (the “Company Projections”), (b) financial projections prepared by the management of the Advisor relating to the Acquiror (the “Acquiror Projections”), and (c) solely for illustrative purposes, financial projections prepared by the management of the Advisor relating to the Acquiror after giving effect to the Merger (the “Pro Forma Acquiror Projections”);

4.

spoken with certain members of the management of the Advisor and certain of its representatives and advisors regarding the respective businesses, operations, financial condition and prospects of the Company and the Acquiror, the Merger and related matters;

5.	compared the financial and operating performance of the Company and the Acquiror with that of companies with publicly traded equity securities that we deemed to be relevant;

6.	considered the publicly available financial terms of certain transactions that we deemed to be relevant;

7.

reviewed the net asset value per share of the Company and the net asset value per share of the Acquiror as of June 30, 2020, prepared and provided to us by the Advisor, as adjusted for estimated transaction expenses provided by the Advisor (the “Adjusted June 30 NAVs”);

8.

compared the Exchange Ratio, determined on the basis of the Adjusted June 30 NAVs, to the relative value reference ranges that we believed were indicated by our financial analyses of the Company and the Acquiror;

9.	reviewed the current and historical market prices for certain of the Company’s and the Acquiror’s publicly traded equity securities; and

10.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Advisor has advised us, and we have assumed, that the Company Projections, the Acquiror Projections and the Pro Forma Acquiror Projections have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company, the Acquiror on a standalone basis and the Acquiror after giving effect to the Merger, respectively. At your direction, we have assumed that the Company Projections and the Acquiror Projections provide a reasonable basis on which to evaluate the Company, the Acquiror and the Merger and we have, at your direction, used and relied upon the Company Projections and the Acquiror Projections for purposes of our analyses and this Opinion. We express no view or opinion with respect to the Company Projections, the Acquiror Projections, the Pro Forma Acquiror Projections or the respective assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or the Acquiror since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger will be satisfied without waiver thereof, and (d) the Merger will be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, without any amendments or modifications thereto that would be material to our analyses or this Opinion. We have also assumed that the Merger, together with the Second Merger, will qualify, for federal income tax purposes, as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. We have relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of the Company or the Acquiror, or otherwise have an effect on the Merger, the Company or the Acquiror or any expected benefits of the Merger that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ from the draft of the Agreement identified above in any respect material to our analyses or this Opinion.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company, the Acquiror or any other party. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or the Acquiror is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company or the Acquiror is or may be a party or is or may be subject.

We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Merger, the securities, assets, businesses or operations of the Company, the Acquiror or any other party, or any alternatives to the Merger, or (b) advise the Committee, the Board or any other party with respect to alternatives to the Merger. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Merger, and this Opinion does not purport to address potential developments in any such markets. Furthermore, as you are aware, there is significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on our analyses and this Opinion. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any opinion as to what the value of Acquiror Common Stock actually will be when issued pursuant to the Merger or the price or range of prices at which Company Common Stock or Acquiror Common Stock may be purchased or sold, or otherwise be transferable, at any time. We have assumed that the shares of Acquiror Common Stock to be issued in the Merger to holders of Company Common Stock will be listed on the Nasdaq Global Select Market immediately following the consummation of the Merger.

This Opinion is furnished for the use of the Committee and the Board (each in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, the Acquiror, or any other party that may be involved in the Merger and their respective affiliates or security holders or any currency or commodity that may be involved in the Merger.

Houlihan Lokey and/or certain of its affiliates have in the past provided and are currently providing financial advisory and/or other services to the Company and have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to Oaktree Capital Management, L.P. (“Oaktree”), or one or more security holders or affiliates of, and/or portfolio companies of investment funds affiliated or associated with, Oaktree (collectively, with Oaktree, the “Oaktree Group”), for which Houlihan Lokey and its affiliates have received, and may receive, compensation, including, among other things, (i) having acted as financial advisor to PulseR, LLC, then a member of the Oaktree Group, in connection with its sale transaction, which closed in February 2020, (ii) having acted as financial advisor to Selene Holdings, LLC, then a member of the Oaktree Group, in connection with its sale transaction, which closed in November 2019, (iii) having acted as financial advisor to a noteholder group, of which one or more members of the Oaktree Group were members, in relation to their interests as noteholders of Claire’s Stores in connection with its chapter 11 bankruptcy proceedings, which concluded in October 2018, and (iv) having provided and currently providing valuation advisory services for tax, financial reporting and other purposes to the Company as well as one or more members of the Oaktree Group. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, members of the Oaktree Group, other participants in the Merger or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by Oaktree, other participants in the Merger or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with the members of the Oaktree Group, other participants in the Merger or certain of their respective affiliates or security holders, and may do so in the future. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, the Acquiror, members of the Oaktree Group, other participants in the Merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey has acted as financial advisor to the Committee in connection with the Merger and will receive a fee for such services, a portion of which became payable to Houlihan Lokey upon the rendering of this Opinion and a substantial portion of which is contingent upon the successful completion of the Merger. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

This Opinion only addresses the fairness, from a financial point of view, to the holders of Company Common Stock other than the Excluded Holders, of the Exchange Ratio provided for in the Merger pursuant to the Agreement and does not address any other aspect or implication of the Merger, any related transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the Terminations or the Second Merger. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, the Company, its security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the Exchange Ratio to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available for the Company, the Acquiror or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, the Acquiror, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of the Company, the Acquiror or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Exchange Ratio or otherwise. Furthermore, we are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Committee, on the assessments by the Committee, the Board, the Company and their respective advisors, as to all legal, regulatory, accounting, insurance and tax matters with respect to the Company, the Acquiror and the Merger or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Exchange Ratio provided for in the Merger pursuant to the Agreement is fair, from a financial point of view, to the holders of Company Common Stock other than the Excluded Holders.

Very truly yours,

/s/ Houlihan Lokey Capital, Inc.

HOULIHAN LOKEY CAPITAL, INC.

OAKTREE STRATEGIC INCOME CORPORATION 333 SOUTH GRAND AVENUE, 28TH FLOOR LOS ANGELES, CA 90071 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/ocsi2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D27646-S16566 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OAKTREE STRATEGIC INCOME CORPORATION The Board of Directors recommends you vote FOR the following proposal. Votes on Proposal For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of October 28, 2020 (the “Merger Agreement”), among the Company, Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), Lion Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of OCSL (“Merger Sub”), and, for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OCSL and the Company, and approve the transactions contemplated thereby, including the merger of Merger Sub with and into the Company and, immediately after the effectiveness thereof, the merger of the Company with and into OCSL. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D27647-S16566 Oaktree Strategic Income Corporation SPECIAL MEETING OF STOCKHOLDERS March 15, 2021 10:30 a.m. Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Armen Panossian, Mathew Pendo and Mary Gallegly, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Oaktree Strategic Income Corporation (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held virtually on March 15, 2021, at 10:30 a.m. Pacific Time, at the following website: www.virtualshareholdermeeting.com/ocsi2021, and any adjournments or postponements thereof, as indicated on this proxy. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders of the Company. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. WHERE NO CHOICE IS SPECIFIED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR PROPOSAL 1, AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. Continued and to be signed on reverse side